SCHEDULE 14A
                                 (RULE 14A-101)
                     Information Required in Proxy Statement
                            Schedule 14a Information
                Proxy Statement Pursuant To Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 5)




Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          HOMECOM COMMUNICATIONS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_| No fee required.
|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

    N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

     $3,000
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


(5) Total fee paid:

    -0-, because fee is less than de minimis fee amount
--------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                          HOMECOM COMMUNICATIONS, INC.
                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             Telephone: 404-237-4646


                                _______ ___, 2004



To Our Stockholders:


     As you may know, we have undertaken two transactions that will result in significant changes to the Company's business. First, we have acquired the rights to license certain technologies from Eurotech, Ltd. The advanced materials technologies that we license from Eurotech are used in the nuclear, environmental and chemical industries. Secondly, we have entered into an agreement to sell substantially all of the assets of our hosting and website maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of the Company, are the principal shareholders, directors and officers. These are significant developments for our Company, as the sale of our hosting and website maintenance business, if completed, would represent the disposition of the last remaining segment of the web design, financial applications and solutions business that HomeCom built over the last nine years. Our shift in focus to the technologies that we license from Eurotech represents our entry into a new line of business.

     As you would expect, these changes to the Company's business will necessitate a number of other changes, including a change in the Company's name, changes in the Company's management, and other changes, all of which are described in the attached Proxy Statement. Many of these changes require your approval. In addition, our agreement with Eurotech requires that we seek and obtain your approval of certain matters, as described in the attached Proxy Statement.


     As such, we are having a Special Meeting of Stockholders of HomeCom Communications, Inc. to be held at the Company's offices at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 on ___________, _________ __,
2004, at 10:00 a.m. local time. You are cordially invited to attend this meeting.


     At the Special Meeting, we will seek your approval of several proposals.

     First, we will ask you to consider and vote upon a proposal to sell our remaining hosting and web site maintenance business to Tulix.

     We will also ask you to consider several amendments to our Certificate of Incorporation. First, we will ask you to consider and vote upon a proposal to amend the Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc." Second, we will ask you to consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 300,000,000. Third, we will ask you to consider and vote upon a proposal to amend the Certificate of Incorporation to allow corporate actions requiring stockholder approval to be approved without a stockholder meeting by fewer than all of the stockholders (currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting). Fourth, we will ask you to consider and vote upon a proposal to effect a reverse split of the Company's common stock in a ratio of between 1-for-5 and 1-for-15, if and when (but before December 31, 2004) the Board of Directors determines that such a reverse split is in the best interests of the Company. And fifth, we will ask you to approve amendments to the terms of our Series B, Series C, Series D and Series E preferred stock to delete the mandatory conversion provisions of those series.

     Finally, we will ask you to consider the election of Michael Sheppard, Timothy R. Robinson, Gia Bokuchava, Nino Doijashvili, and Randolph A. Graves, Jr. to the Board of Directors.

     We urge you to carefully review the enclosed materials, which explain the reasons for the proposals to be voted upon at the Special Meeting and contain other important information. Whether or not you plan to attend the Special Meeting, we ask that you read the information on the following pages and promptly submit your proxy card in the postage-paid envelope provided. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy.

     Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.

                                            Sincerely,




                                            -----------------------------------
                                            Timothy R. Robinson
                                            Executive Vice President and
                                            Chief Financial Officer

                          HOMECOM COMMUNICATIONS, INC.
                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             Telephone: 404-237-4646


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON ________ __, 2004


To the Stockholders of HomeCom Communications, Inc.:


     Notice is hereby given that a Special Meeting of Stockholders of HomeCom Communications, Inc., a Delaware corporation (the "Company"), will be held on the ____ day of _________, 2004 at 10:00 a.m., local time, at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 (the "Special Meeting") for the following purposes:


1. To consider and vote upon the sale of substantially all of the assets of our hosting and website maintenance business to Tulix Systems, Inc., an entity in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of the Company, are the principal shareholders, directors and officers.

2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc."

3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 300,000,000.

4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

5. To consider and vote upon a proposal to effect a reverse split of the Company's common stock in a ratio between 1-for-5 and 1-for-15, if and when (but before December 31, 2004) the Board of Directors determines that such a reverse split is in the best interests of the Company.

6.   To consider and vote upon the following proposals:

     a. to amend the Certificate of Designations, Preferences and Rights of our Series B preferred stock to delete the mandatory conversion provisions of that series.

     b. to amend the Certificate of Designations, Preferences and Rights of our Series C preferred stock to delete the mandatory conversion provisions of that series.

     c. to amend the Certificate of Designations, Preferences and Rights of our Series D preferred stock to delete the mandatory conversion provisions of that series.

     d. to amend the Certificate of Designations, Preferences and Rights of our Series E preferred stock to delete the mandatory conversion provisions of that series.

7. To elect Michael Sheppard, Timothy R. Robinson, Gia Bokuchava, Nino Doijashvili, and Randolph A. Graves, Jr. to the Board of Directors.

8. To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

     The disinterested members of the board of directors recommend that you vote "FOR" approval of the sale of assets to Tulix, notwithstanding the fact that owners of Tulix include three of our directors and officers, "FOR" approval of each of the amendments to the Certificate of Incorporation, the authorization of the Board of Directors to effect a reverse stock split and the amendments to the terms of our Series B, Series C, Series D and Series E preferred stock, notwithstanding the fact that one of our officers and directors is also an officer and director of one of our preferred shareholders that could benefit from those amendments, and "FOR" election of the nominees to the Board of Directors.

     You do not have the right, under Delaware law, to dissent from the proposed actions.


     A Proxy Statement describing the matters to be considered at the Special Meeting is attached to this notice. Only Stockholders of record at the close of business on _________, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. A list of Stockholders entitled to vote at the Special Meeting will be located at the offices of the Company at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305, no later than ___________, 2004. That list will remain available for inspection at the offices of the Company until the Special Meeting, and will also be available for inspection at the Special Meeting.


     To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Special Meeting. Since proxies may be revoked at any time, you may attend the Special Meeting and vote in person even if you have previously returned a proxy.


                                            By Order of the Board of Directors,



                                            -----------------------------------
                                            Timothy R. Robinson
                                            Executive Vice President and
                                            Chief Financial Officer



                                                 _______ __, 2004


     PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                          HOMECOM COMMUNICATIONS, INC.

                                   ----------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ___________ __, 2004

                                   ----------

     The Board of Directors of HomeCom Communications, Inc., a Delaware corporation ("HomeCom," the "Company," "we" or "us"), is furnishing this Proxy Statement to you in connection with its solicitation of proxies to be voted at the Special Meeting of Stockholders to be held on the ____ day of ________, 2004 at 10:00 a.m., local time, at the offices of the Company, at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305, and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy are first being sent to Stockholders on or about ______ __, 2004.


     At the Special Meeting, we will ask you to:

     (1) consider and vote upon a proposal to sell substantially all of the assets of our hosting and website maintenance business to Tulix Systems, Inc. ("Tulix"), an entity in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of the Company, are the sole shareholders, directors and officers (the "Asset Sale").

     (2) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc."

     (3) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 15,000,000 to 300,000,000.

     (4) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

     (5) consider and vote upon a proposal to effect a reverse split of the Company's common stock at a ratio of between 1-for-5 and 1-for-15, if and when (but not later than December 31, 2004) the Board of Directors determines that such a reverse split is in the best interests of the Company.

     (6)  consider and vote upon the following proposals:

          (a) to amend the Certificate of Designations, Preferences and Rights of our Series B preferred stock to delete the mandatory conversion provisions of that series.

          (b) to amend the Certificate of Designations, Preferences and Rights of our Series C preferred stock to delete the mandatory conversion provisions of that series.

          (c) to amend the Certificate of Designations, Preferences and Rights of our Series D preferred stock to delete the mandatory conversion provisions of that series.

          (d) to amend the Certificate of Designations, Preferences and Rights of our Series E preferred stock to delete the mandatory conversion provisions of that series.

     (7)  elect the following persons to serve on the Board of Directors of the
          Company: Michael Sheppard, Timothy R. Robinson, Gia Bokuchava, Nino Doijashvili, and Randolph A. Graves, Jr.


     (8) transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

     The disinterested members of the Board of Directors recommend that you vote in favor of the Asset Sale, the disinterested members of the Board of Directors recommend that you vote for each of the proposed amendments to our Certificate of Incorporation, for the authorization of the Board of Directors to effect the proposed reverse stock split, and for the amendments to the terms of our Series B, Series C, Series D and Series E preferred stock, and the entire Board of Directors recommends that your vote for the other proposals. Except for procedural matters, we do not know of any matters other than those listed above that will be brought before the Special Meeting. If, however, other matters are properly brought before the Special Meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy.

     The principal executive offices of the Company are located at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 and the telephone number is
(404) 237-4646.

                       - - - - - - - - - - - - - - - - - -

     YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT AND ITS ATTACHMENTS BEFORE RETURNING YOUR PROXY.

                       - - - - - - - - - - - - - - - - - -


             THE DATE OF THIS PROXY STATEMENT IS ________ ___, 2004.

                               SUMMARY TERM SHEET
                           FOR PROPOSED SALE OF ASSETS


     We have prepared this summary term sheet to highlight the material terms of the Asset Sale. We have included page references to direct you to more complete information which appears elsewhere in this document. We and Tulix have entered into an Asset Purchase Agreement substantially in the form attached to this Proxy Statement as Exhibit A (the "Sale Agreement"). You should read the Proxy Statement, the Sale Agreement and the other documents attached to this Proxy Statement in their entirety to fully understand the Asset Sale and its consequences to you.

     o    Parties to the Asset Sale (see page 4)

          Tulix Systems, Inc. is a newly-formed Georgia corporation that has been created by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of the Company, and who own all of the outstanding stock of Tulix and are its directors and officers, for the purpose of acquiring our hosting and web site maintenance business.

     o    Assets being sold (see pages 4-5)

          We intend to sell substantially all the assets used in our hosting and web site maintenance business to Tulix, consisting primarily of the following assets:

               o    cash of $50,000;
               o    accounts receivable of approximately $70,000;
               o    our business with Roadrunner;
               o the intellectual property rights associated with the hosting and website maintenance business; and,
               o equipment associated with the hosting and website maintenance business.

     o    Payments by Tulix (see pages 4-5)

          As consideration for the assets, Tulix will:

               (1) issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix;


               (2) issue to us a secured promissory note for a principal amount of $70,000 that will bear interest at an annual rate of 7.0%, will be secured by assets that we transfer to Tulix in the Asset Sale, and will mature one year from the closing of the Asset Sale (the principal amount of the note may be increased pursuant to the terms of the Sale Agreement); and,

               (3) assume certain obligations of ours, including certain accounts payable related to ongoing operations (these accounts payable consist primarily of bills for utilities and are likely to be approximately $5,000, with the exact amount to be determined at closing).

     o    Assets and Liabilities of HomeCom after the Asset Sale (see page 9)

          If the Asset Sale is completed, our primary assets will be the technologies that we license from Eurotech, Ltd., as described herein, the assets of our hosting and website maintenance business that we do not transfer to Tulix (consisting primarily of cash and accounts receivable that we do not transfer to Tulix) and the consideration that we receive from Tulix in the Asset Sale. HomeCom will not transfer any of its liabilities, other than the accounts payable described above, to Tulix in the Asset Sale, and HomeCom will therefore retain all of its other liabilities. Those retained liabilities will include, among others, the liabilities associated with the technologies that we license from Eurotech, the liabilities associated with penalties owed to the holders of our preferred stock, and any other liabilities that currently belong to HomeCom.

     o    Tulix (see page 29)


          Tulix has no assets other than the $20,000 initial capitalization that it received from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and Tulix has no liabilities or business history.

     o    Indirect Interest in Tulix (see page 9)

          Upon completion of the Asset Sale, HomeCom stockholders will continue to hold stock in HomeCom. HomeCom, in turn, will own 15% of the outstanding stock of Tulix. HomeCom will also hold cash, accounts receivable, the $70,000 secured promissory note from Tulix and the assets licensed from Eurotech. HomeCom will also continue to be responsible for any liabilities that Tulix does not assume in the Asset Sale, and may remain obligated for certain liabilities that Tulix does assume in the Asset Sale.


     o Illiquidity of Interest in Tulix; Other Characteristics of Interest in Tulix (see pages 4-6, 9)


          Tulix is not a public company, and our 15% equity interest in Tulix will be illiquid. Tulix has agreed to grant us rights of first refusal, inspection rights and anti-dilution rights, and the shareholders of Tulix have agreed to grant us co-sale rights, all for a period of five years or for as long as HomeCom holds an equity interest in Tulix, whichever period is shorter.

     o    Valuation of Transaction (see page 13)


          We believe that the fair value of the equipment of our hosting and website maintenance business is between $75,000 and $100,000. This estimate is based on a survey of the used equipment market for like-kind equipment. Our survey was conducted by searching on-line auction sites for comparable equipment on a component-by-component basis. For example, we tried to establish a value for our computer hardware by conducting an on-line search for similar computer hardware available on various on-line auction sites (e.g., ebay.com). We then used the prices at which comparable computer hardware was being bought and sold to establish an approximate value for our computer hardware.

          We also sought to establish a value for our equipment by asking third parties whether they were interested in purchasing our equipment from us. None of the third parties whom we solicited, however, has responded, so we are relying on our survey to estimate the value of the equipment. The value of the cash that we intend to transfer to Tulix in the Asset Sale is $50,000. The value of the accounts receivable that we intend to transfer is $70,000 (assuming that the collection rate for the $70,000 of accounts receivable that we transfer is consistent with our historic collection rate). Thus, the aggregate value of the cash, accounts receivable and equipment that we intend to transfer to Tulix is approximately $220,000.


          Our only significant revenue source is our relationship with Roadrunner, and it is difficult to assign a value to that relationship. We do not have a written agreement with Roadrunner, and Roadrunner can therefore terminate our relationship at any time. Additionally, Roadrunner has indicated to us that it intends to discontinue the application that we are providing, although Roadrunner has not given us an exact date by which it will discontinue this application.

          In return for these assets, Tulix will issue to us a note for $70,000, will assume approximately $5,000 of our liabilities, and will issue to us shares of stock representing a 15% interest in Tulix. In addition, Mr. Bokuchava and Mr. Robinson have agreed to cancel their employment agreements that would have required us to pay them $146,250 collectively if we terminated them. Thus, in the Asset Sale, we would sell assets worth approximately $220,000, plus our rights to the Roadrunner business and certain intangible assets, to Tulix in exchange for a note for $70,000, the assumption of $5,000 of liabilities and Tulix stock. Assuming that Tulix has assets of $20,000 immediately prior to closing, our 15% interest would have an implied value of approximately $25,000 on the closing date (excluding any growth in the value of the stock over time, if any), as well as for the agreement of Messrs. Bokuchava and Robinson to cancel their employment agreements.


          The Board did not employ any other valuation methods to value the hosting and website maintenance business, as it believes that the valuation methods described above were appropriate and adequate methods on which to base its analysis.

     o Reasons for the Asset Sale (page 10); Recommendation of the Board of Directors to Stockholders (pages 14 - 15)

          The independent members of the Board of Directors believe that the consideration to be received from Tulix in exchange for the assets that we would transfer to Tulix is reasonable. The board has considered the following factors in its analysis:

          o The valuation of the Company described in the Valuation of Transaction section, above.

          o Prior to our agreement with Tulix, we attempted to sell the remaining business for several years with no results (see "Past Contacts, Transactions and Negotiations" at page 10). In 1999, we hired a professional advisor to assist us in our efforts, and we have contacted hundreds of potential buyers. Until Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on behalf of Tulix, expressed an interest in purchasing these assets from us, however, our efforts had not yielded any offers. Our continued inability to generate interest in acquiring the Company led the Board to conclude that there was a strong likelihood that the Asset Sale would be the only alternative available to the Company.

          o We have incurred net losses and cash losses from operations related to our hosting and web site maintenance businesses from our inception through the third quarter of 2003.


          o Our contract with our largest customer, Roadrunner, which accounts for approximately 98% of our revenue, has expired, and our relationship with Roadrunner can be terminated at any time. Moreover, Roadrunner has indicated that it intends to discontinue the application that we provide, lending a high degree of uncertainty to the future of this business.


          o If we were to liquidate this business rather than sell it to Tulix, we believe that we would receive less for the assets than Tulix is willing to pay and that we would jeopardize our ability to collect our current accounts receivable.

          o The general economic outlook for the hosting business is not good. Internet hosting has turned into a commodity-priced business, and the market for the types of services that we provide is highly competitive and becoming more so.


          o The business is dependent on a small number of key employees, namely Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and the departure of any of those key employees would have a significant adverse impact on the business. This dependence contributes to the uncertainty of the business.

          o The Board believes that the technologies that we license from Eurotech present an attractive business opportunity to the Company.

          On the other hand, the Board also considered the negative impact that the Asset Sale could have on the Company, specifically the fact that the Asset Sale will result in the loss of the Company's primary source of revenue. The Board did not perceive any other significant negative consequences to the Company.

          These were the principal factors that the Board considered. We did not feel that it was economically feasible to obtain a fairness opinion for the Asset Sale. After considering all of these factors, the Board decided that it was in the best interests of the Company to sell the hosting and web site maintenance business to Tulix.

     o    Business of Tulix following the Asset Sale (see page 30)


          Upon completion of the Asset Sale, Tulix's operating assets will be assets of our hosting and website maintenance business.

          Our contract with our largest customer, Roadrunner, has expired and there is no written agreement between the parties. Furthermore, Roadrunner has indicated that it intends to discontinue the application that we provide. However, Roadrunner has indicated to us that it will transfer any remaining business with HomeCom to Tulix upon completion of the asset sale. Roadrunner has been unwilling to enter into a new agreement with us, so we simply bill Roadrunner each month for services that we perform for it. Roadrunner accounts for approximately 98% of our revenue. If, prior to the closing of the Asset Sale, Roadrunner notifies either HomeCom or Tulix that it intends to terminate its relationship with HomeCom or Tulix, that it does not intend to transfer the business to Tulix, or that it intends to materially change the amount of business that it does with HomeCom or Tulix, Tulix may elect not to complete the Asset Sale.


     o    Management of the Company following the Sale (see page 27)

          Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated their intent to resign their positions with us upon completion of the Asset Sale, although they have indicated a willingness to remain on the Board of Directors for a short transition period if requested. We recently appointed Michael Sheppard, one of our directors, to serve as a vice president of the new unincorporated division, which we refer to as the Licensed Technology Division, that we have created in connection with the technologies that we license from Eurotech. In connection with the Eurotech transaction, we appointed Don Hahnfeldt and Randolph Graves to serve as directors of HomeCom and as vice presidents of the new division. Mr. Hahnfeldt has subsequently resigned. We expect that Mr. Sheppard and Dr. Graves will remain with HomeCom following the sale of assets to Tulix.


     o    No Payments or Distributions to Stockholders (see page 9)

          The Asset Sale is between HomeCom and Tulix. You will not receive anything in connection with the Asset Sale.


     o    Conditions of the Asset Sale (see pages 4-6)


          There are several conditions that, unless waived, the parties must satisfy in order to complete the Asset Sale. These include:

          o stockholders who hold a majority of our outstanding shares of common stock must approve the Asset Sale;

          o third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment, although the only contract that we consider material that will require such consent will be the lease for our principal offices at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305, and the landlord has indicated that it may be willing to cancel our lease and enter into a new lease with Tulix upon completion of the Asset Sale;

          o Roadrunner must not have notified either us or Tulix that it intends to terminate its relationship with us or Tulix, that it does not intend to transfer its business to Tulix upon completion of the Asset Sale or that it intends to materially alter the amount of business that it does with us or Tulix; and,

          o    other standard closing conditions must be satisfied or waived.

     o    Completion of the Asset Sale (pages 4-6)

          If the stockholders approve the Asset Sale at the Special Meeting and if the closing conditions are satisfied or waived, we intend to complete the Asset Sale as soon as possible following the Special Meeting.


     o U.S. federal income tax consequences of the Asset Sale to you (see page 15)


          Since you will not be receiving anything in the Asset Sale, there will not be any tax effect to you.

                          PROXY AND VOTING INFORMATION


Who May Vote


     Holders of record of HomeCom's common stock at the close of business on ________, 2004 may vote at the meeting or any adjournment or postponement of the meeting. On ________, 2004, 14,999,157 shares of our common stock were issued and outstanding and held of record by approximately 112 stockholders. Each stockholder is entitled to one vote per share. In addition, with respect to the proposal to amend the Series B, Series C, Series D and Series E Certificates of Designations, Preferences and Rights, the holders of our Series B, Series C, Series D and Series E preferred stock have the right to vote on the proposed amendment as to their respective series.


How Do You Vote

     You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-paid envelope that we have provided.

How Do Proxies Work


     Giving your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, we will vote your shares for the sale of substantially all of our assets, for each amendment to the Certificate of Incorporation, for authorization of the Board of Directors to effect the proposed reverse stock split, for the amendments to the terms of our Series B, Series C, Series D and Series E preferred stock, and for the election of the five nominees of the Board of Directors as directors. We do not know of any other matters that will be brought before the Special Meeting. If, however, other matters are properly brought before the Special Meeting, we will vote your proxy on those matters as determined by a majority of the Board of Directors.


How Do You Revoke a Proxy

     You may revoke your proxy before it is voted by submitting a new proxy with a later date or by written notice to such effect to our Secretary at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305.

What is a Quorum

     In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker non-votes as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in "street name." Under those circumstances, your broker may be authorized to vote for you on some routine items but prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

How Many Votes are Required to Approve Each Proposal

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is necessary for approval of the Asset Sale and each proposed amendment to the Certificate of Incorporation, including the proposed reverse stock split and the proposed amendments to the terms of our Series B, Series C, Series D and Series E preferred stock. For this purpose, if you vote to "abstain" on these proposals, your shares will have the same effect as if you voted against the proposals. A broker non-vote also will have the same effect as a vote against a proposal. In addition, the affirmative vote of the holders of a majority of the outstanding shares of the Series B, Series C, Series D and Series E preferred stock, respectively, is necessary to amend the respective terms of those series of preferred stock.

     The five nominees for director receiving the greatest number of votes at the meeting will be elected as directors. Abstentions and broker non-votes are not counted for this purpose.

     For all other matters that the stockholders vote upon at the meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for approval. Accordingly, an abstention from voting or a broker non-vote on the proposal by a stockholder present in person or represented by proxy at the Special Meeting will have the same legal effect as a vote against the matter, even though the stockholder may interpret an abstention or broker non-vote differently.

Some Stockholders have Indicated their Intention to Vote

     Brittany Capital Management Limited, which owns 5,640,000 shares, or 37.6%, of our common stock, has indicated that it intends to vote in favor of each of the proposals. This means that we will need the approval of 1,859,579 of the other 9,359,157 shares of common stock to approve each of the proposals that requires the approval of a majority of the shares entitled to vote (and the approval of the holders of a majority of the outstanding shares of each of the Series B, Series C, Series D and Series E preferred stock to approve the respective amendments to the terms of those series). The holders of our Series C, Series D and Series E preferred stock have agreed that they will vote in favor of the proposed amendments to the terms of our Series C, Series D and Series E preferred stock. These holders of preferred shares do not have the right to vote on any other proposals.


     Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated that they will abstain from voting on the Asset Sale. See "Conflicts of Interest; Interests of Certain Persons in Matters to be Acted Upon," page 15.


Who will Tabulate the Votes

     Persons appointed by the chairman of the Special Meeting to act as inspectors of election for the Special Meeting will tabulate stockholders' votes. The inspectors of election will count all shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

Who Pays for this Proxy Solicitation

     Your proxy is being solicited by the Board of Directors. HomeCom will pay the expenses of soliciting proxies. We expect that legal and printing expenses will be our primary expenses in connection with the solicitation. In addition to solicitation by mail, our officers may solicit proxies in person or by telephone. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. We will reimburse these persons for their reasonable expenses.

Dissenters' Rights

     You do not have the right, under Delaware law, to dissent from the proposed actions.

Will Representatives of the Company's Accounting Firm Attend the Special Meeting

     We do not expect any representatives of Sherb & Co., LLP, our accounting firm, to attend the Special Meeting.

How Can You Submit a Stockholder Proposal for Next Year's Meeting


     We provide all stockholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next annual meeting of stockholders. We have not held an annual meeting since June 29, 2000. Under the Delaware General Corporation Law, our failure to hold an annual meeting for more than thirteen months gives our stockholders a right to appeal to a Delaware court to compel us to hold an annual meeting. This could place a financial burden on us. Assuming that our next annual meeting will be held in May 2004, in order to enable us to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in next year's proxy statement, you must submit your proposal to us no later than February 28, 2004, to the attention of our Secretary, at our principal place of business in Atlanta, Georgia. You may also submit the names of individuals whom you wish to be considered by the Board of Directors as nominees for directors. For each matter you intend to bring before the meeting, your notice must include a brief description of the business you wish to be considered, any material interest you have in that business and the reasons for conducting that business at the meeting. The notice must also include your name and address and the number of shares of our stock that you own. Any proposal for presentation at our next annual meeting which is outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely for purposes of Rules 14a-4 and 14a-5 if we receive it after February 28, 2004, to the attention of our Secretary, at our principal place of business in Atlanta, Georgia.


Where Can You Find More Information About Us

     We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy our reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information about the public reference rooms. You may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a world-wide web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

              PROPOSAL 1 - SALE OF SUBSTANTIALLY ALL OF THE ASSETS


     If the Asset Sale (as defined below) is approved, we intend to complete the sale of our remaining hosting and website maintenance business to Tulix, pursuant to the terms of the Sale Agreement (as defined below). The description of the Sale Agreement in this Proxy Statement is a summary, remains subject to change, and is qualified in its entirety by the Sale Agreement, the form of which is attached to this Proxy Statement as Exhibit A.


Contact Information

     HomeCom and Tulix are the parties to the proposed Asset Sale. The contact information for us and Tulix, as of any time prior to the completion of the Asset Sale, are set forth below:

                          HomeCom Communications, Inc.
                          3495 Piedmont Road
                          Building 12, Suite 110
                          Atlanta, Georgia  30305
                          Attention:  Timothy R. Robinson
                          (404) 237-4646

                          Tulix Systems, Inc.
                          3495 Piedmont Road
                          Building 12, Suite 110
                          Atlanta, Georgia  30305
                          Attention:  Timothy R. Robinson
                          (404) 237-4646

Recent Developments

Asset Purchase Agreement with Tulix

     On March 27, 2003, we entered into an Asset Purchase Agreement (the "Sale Agreement") with Tulix Systems, Inc. ("Tulix"), a company in which Gia Bokuchava, Nino Doijashvili and Timothy R. Robinson, who are officers and directors of the Company, are officers, directors and founding shareholders.

     Under the Sale Agreement, Tulix will purchase the assets used in the operation of our hosting and web site maintenance business, including intellectual property, equipment, contracts, certain accounts receivable in an aggregate amount of approximately $70,000, and cash of $50,000 (the "Asset Sale"). As consideration for these assets, Tulix will:

     o issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix;

     o issue to us a secured promissory note (the "Note") for a principal amount of $70,000 (subject to adjustment as described below) that will bear interest at an annual rate of 7%, will be secured by certain assets of Tulix that are transferred to Tulix as part of the Asset Sale, and will mature one year after the closing of the Asset Sale (the principal amount of the note may be increased at closing pursuant to the terms of the Agreement); and,

     o assume certain obligations of ours, including certain accounts payable related to ongoing operations (these accounts payable consist primarily of bills for utilities and are likely to be approximately $5,000, with the exact amount to be determined at closing).

     The note to be issued by Tulix to the Company will be for a principal amount of $70,000, subject to adjustment as described below. If the sum of the cash and accounts receivable of the Company (as determined in accordance with GAAP in a manner consistent with the Company's past practices) on the day that we complete the Asset Sale is less than $325,053 (subject to certain adjustments), the principal amount of the Note will be increased by an amount equal to the difference between $325,053 (as adjusted) and the sum of the Company's cash and accounts receivable on the closing date. To the extent that the sum of cash and accounts receivable on the day that we complete the Asset Sale is more than $325,053 (as adjusted), the excess will be divided evenly between the Company and Tulix. The Note will bear interest at a rate of 7% per year and will mature on the one year anniversary of the Closing of the Asset Sale. Interest will be due and payable at maturity. The Note will be secured by the intellectual property, contracts, accounts receivable and equipment (including computer hardware, computer software, office furniture and fixtures) transferred to Tulix in the Asset Sale, as more specifically detailed in the exhibits to the Form of Security Agreement that is attached to the Sale Agreement (attached hereto as Exhibit A). The aggregate value of the assets that secure the Note is estimated to be approximately $170,000. As the holder of a secured note, the Company will be entitled to the rights of a secured creditor in the event that Tulix defaults on the Note. While do not expect that Tulix will default on the Note, our status as a secured creditor gives us rights to the collateral that an unsecured creditor would not have. This protection could be lessened over time if the value of the collateral decreases. The working capital adjustment described above is based on a dollar amount of $325,053 because that amount represents the sum of the Company's cash and accounts receivable on the date that we and Tulix entered into the Sale Agreement. The parties have agreed that this amount will be reduced by the actual amount of certain agreed upon expenditures made by the Company prior to closing, including accounting fees, legal fees, vendor bills, local taxes and other expenditures more specifically identified in the exhibits to the Sale Agreement (attached hereto as Exhibit A). To the extent that there is excess cash and accounts receivable, the parties have agreed to evenly divide the amount of the excess primarily to provide management with an incentive to increase the working capital prior to closing.


     In connection with the Asset Sale, the Sale Agreement provides that we will enter into a Shareholders' Agreement with Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. The Shareholders' Agreement would give the Company certain rights as a holder of Tulix stock for a period of five years. These rights include rights of co-sale, rights of first refusal, anti-dilution rights and rights to inspect the books and records of Tulix. The co-sale rights will give us (and the other Tulix shareholders) the right to participate in any sales, subject to certain exclusions, of Tulix stock by other Tulix shareholders. The rights of first refusal granted to us in the Shareholders' Agreement will require that Tulix give us (and the other Tulix shareholders) the right to purchase any securities, subject to certain exclusions, that it intends to offer to third parties before it offers those securities to third parties. The anti-dilution rights contained in the Shareholders' Agreement require Tulix to grant us additional shares of common stock any time, subject to certain exclusions, it issues shares of common stock to other persons so that our aggregate ownership interest in Tulix is generally not diluted. Finally, the Shareholders' Agreement gives us the right to inspect the books and records of Tulix, subject to the specific terms of the Shareholders' Agreement.

     The parties intend to complete the Asset Sale if (i) it is approved by the Company's stockholders as required under Delaware law and (ii) the other conditions to closing set forth in the Sale Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment. The Company believes that the only material third party consent that will be required by this provision is that of the Company's landlord for its principal offices as 3495 Piedmont Road, and our landlord has indicated that it may be willing to cancel our lease and enter into a new lease with Tulix upon completion of the Asset Sale. Please see "Description of the Business - Properties" at page 29. These conditions also include a condition in favor of Tulix that Roadrunner, the largest customer of the hosting and website maintenance business, not have notified HomeCom or Tulix that it intends to terminate its relationship with HomeCom or Tulix, that it does not intend to transfer its business to Tulix upon completion of the Asset Sale, or that it intends to materially change the amount of business that it does with HomeCom or Tulix. As such, we can offer no assurance that the Asset Sale will be completed. Neither we nor Tulix is under any obligation to pay any type of termination fee if we do not complete the Asset Sale, and there are no other deal protection measures. The Sale Agreement also contains a release from Tulix pertaining to certain matters and mutual releases with Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili regarding certain employment matters.

Transaction with Eurotech

     On May 22, 2003, the Company completed a transaction with Eurotech, Ltd. ("Eurotech"). The Company had entered into a License and Exchange Agreement with Eurotech and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC, on March 27, 2003 (as amended, the "Exchange Agreement"). In connection with the completion of the transaction, the Company entered into a License Agreement, dated May 22, 2003 with Eurotech (as amended, the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech has licensed to the Company its rights to the EKOR, HNIPU, Electro Magnetic Radiography/Acoustic Core (EMR/AC), Rad-X, Firesil, LEM and Rapidly Biodegradable Hydrophobic Material (RBHM) technologies, which are more fully described herein. In exchange for the licenses of these technologies, the Company (i) issued to Eurotech 11,250 shares of Series F Convertible Preferred Stock and 1,069 shares of Series G Convertible Preferred Stock, both of which were new series of the Company's preferred stock, and (ii) will pay Eurotech a royalty of seven percent (7%) on net sales generated by the licensed technologies and a royalty of four percent (4%) on net sales generated by products and services that are improvements on the licensed technologies. The License Agreement provides that the licenses granted to the Company thereunder will become terminable at the option of Eurotech (i) if the Company has not effected a commercial sale of any licensed technology or improved licensed technology by April 1, 2006, and (ii) in certain other circumstances. In connection with this transaction, we issued 1,500 shares of Series F Convertible Preferred Stock to Polymate and 750 shares of Series F Convertible Preferred Stock to Greenfield. Greenfield approached the Company about the possibility of pursuing a transaction with Eurotech in February 2003. Greenfield knew Michael Sheppard, one of our officers and directors, through regional business connections (both Mr. Sheppard and Greenfield are located in Ridgefield, Connecticut). It is our understanding that Greenfield discovered the Eurotech opportunity through its own marketing efforts (Greenfield did not have a relationship with Eurotech), and that Greenfield approached HomeCom with this opportunity because it knew that HomeCom was a public company that was seeking to wind down its existing business. After the Company decided to pursue the transaction, Greenfield acted as an advisor to the Company and participated in the negotiation of the transaction with Eurotech on behalf of the Company. The Company agreed to use Greenfield for these purposes because of Greenfield's experience with transactions of this nature. The holders of the outstanding shares of Series F Preferred Stock cancelled their outstanding shares of Series F Preferred Stock in exchange for the right to receive shares of Series H Convertible Preferred Stock, which we issued to them on September 30, 2003. The License and Exchange Agreement requires that the Company seek the approval of its stockholders to (i) an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue to not less than 150,000,000 (see "Proposal 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock" at page 38) and (ii) the proposed reverse split of the outstanding shares of the Company's Common Stock (see "Proposal 5: Authorization for the Board of Directors to Cause a Reverse Split of the Company's Common Stock" at page 61).

     In connection with the closing of the transaction with Eurotech, the holder of the Company's Series C, Series D, and Series E Preferred Stock (i) have agreed to waive the mandatory conversion features of their respective series of Preferred Stock and to vote in favor of an amendment to the Certificates of Designations that govern their respective shares to delete these mandatory conversion provisions from the Certificates of Designations, and (ii) together with one holder of the Company's Series B Preferred Stock, have agreed to refrain from converting their shares of Preferred Stock into shares of common stock until the Company has amended its Certificate of Incorporation to authorize at least 150,000,000 shares of common stock. In addition, the holder of the outstanding shares of the Company's Series C, Series D and Series E Preferred Stock has agreed to accept payment for approximately $2.0 million of penalties that may be owed to it in shares of common stock instead of cash. These penalties are attributable to the Company's failure to register the resale of the shares of Common Stock into which those shares of Preferred Stock are convertible, as the Company was required to do by its agreements with the holders of those Preferred Shares. For descriptions of the Series B, Series C, Series D and Series E Preferred Stock (including the mandatory conversion provisions of each series), as well as descriptions of the Series G and Series H Preferred Stock, please see "Proposal 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock, -Description of Capital Stock." at page 41.

     The Exchange Agreement provides that, during the period prior to closing of the Asset Sale, the financial needs of the hosting and web site maintenance business will be funded by the operations of that business, while the finances relating to the new licensed technologies will be kept separate. On May 22, 2003, we executed a note in favor of one of our preferred shareholders that, as amended, provides that we may borrow up to $330,000 for use solely in connection with the technologies that we have licensed from Eurotech. Advances under this agreement, which advances are secured, pursuant to a security agreement, by the assets of the Company other than the assets that we intend to transfer to Tulix in the Asset Sale, bear interest at a rate of 10% per annum and mature on March 31, 2004. We have borrowed $255,000 under this agreement as of January 7, 2004.


     Shares of Series H Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per share of Series H Preferred Stock, subject to adjustment as set forth in the Certificate of Designations governing the Series H Preferred Stock. As such, the 13,500 shares of Series H Preferred Stock issued to Eurotech, Polymate and Greenfield will become convertible into 135,000,000 shares of common stock. The Series H Certificate of Designations, however, provides that no holder of Series H Shares may convert Series H Shares into shares of common stock if such conversion would result in that holder beneficially owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, any unconverted Series H Shares). In addition, the Certificate of Designations provides that the shares of Series H Preferred Stock will only become convertible at such time as the Company has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock. Currently, the Company has only 15,000,000 shares of authorized common stock, of which 14,999,157 shares have been issued and are outstanding. As such, shares of Series H Preferred Stock are not currently convertible, and our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. See "Proposal 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock" at page 38. For a more complete description of our Series H Convertible Preferred Stock, see "Proposal 3:
Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock - Description of Capital Stock," beginning at page 41.

     Pursuant to the License Agreement, the Company issued 1,069 shares of Series G Convertible Preferred Stock to Eurotech. Each share of Series G Convertible Preferred Stock is convertible into a number of shares of common stock determined by dividing $1,000 by a number equal to 82.5% of the average closing price of the common stock over the preceding five business days. The Series G Certificate of Designations, however, provides that no holder of Series G Shares may convert Series G Shares into shares of common stock if such conversion would result in that holder owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, any unconverted Series G Shares). For a more complete description of our Series G Convertible Preferred Stock, see "Proposal 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock - Description of Capital Stock," beginning at page 41.


     The Company has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which the Company would grant both demand and piggyback registration rights to those entities.

     In anticipation of the transaction, Lawrence Shatsoff and David Danovitch resigned from the Company's Board of Directors, and Don V. Hahnfeldt, formerly a director, the President and Chief Executive Officer of Eurotech and a shareholder of Eurotech, and Randolph A. Graves, Jr., a director and the Chief Financial Officer and Vice President of Eurotech and a shareholder of Eurotech, were elected to fill these vacancies on the Company's Board of Directors. The Board of Directors also appointed Mr. Hahnfeldt and Dr. Graves to serve as officers of the new division that we created in connection with the license of the above-referenced technologies from Eurotech. Mr. Hahnfeldt has subsequently resigned his positions as an officer and director of HomeCom.


     If we complete the Tulix transaction, we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors, although they have indicated a willingness to remain on the Board of Directors for a short transition period if requested.


Private Equity Arrangement

     On September 30, 2003, we entered into a Private Equity Credit Agreement with Brittany Capital Management LLC ("Brittany"), which currently owns 37.6% of the outstanding shares of our Common Stock. Pursuant to this agreement, the Company has agreed to issue and sell to Brittany up to $10,000,000 worth of the Company's common stock over the next three years. The Company may sell these shares to Brittany from time to time, in its discretion, subject to certain minimum and maximum limitations. Prior to any sales, however, the Company is required to file a registration statement with, and have such registration statement declared effective by, the Securities and Exchange Commission relating to the shares to be issued. The number of shares of common stock to be purchased by Brittany at any time will be determined by dividing (i) the dollar amount requested by the Company by (ii) the market price of the common stock, less a discount of 9% of the market price. The Company is required to sell at least $1,000,000 worth of common stock to Brittany under the agreement. If the Company does not do so, the agreement provides that the Company will pay penalties to Brittany. The amount of the penalties will equal to 91% of the difference between $1,000,000 (the minimum amount of common stock that the Company is required to sell to Brittany under the agreement) and the amount of common stock actually sold to Brittany during the term of the agreement. The Company has agreed that, no later than March 31, 2004, it will reserve and keep available for issuance a number of shares of common stock sufficient to enable it to fulfill its obligations under this agreement. See "Proposal 3: Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock," at page 38. The agreement provides that the number of shares to be purchased by Brittany in any particular sale shall not exceed a number of shares that would cause Brittany to own more than 9.9% of the then-outstanding shares of common stock. Also, in connection with this agreement, the Company has entered into a Registration Rights Agreement with Brittany pursuant to which the Company has agreed to register, within 150 days after the Company's Certificate of Incorporation is amended to increase the number of authorized shares of common stock to at least 150,000,000 shares, at least 20,000,000 shares of common stock, subject to increases if the number of shares of common stock sold under the Private Equity Credit Agreement exceeds 20,000,000 shares. If, by September 30, 2004, the registration statement has not been declared effective, then the Private Equity Credit Agreement and the Registration Rights Agreement will terminate and the Company will be required to pay Brittany the penalties described above.

Impact of the Asset Sale on Stockholders; Assets and Liabilities of HomeCom after the Asset Sale

     The Sale Agreement is between the Company and Tulix. HomeCom stockholders will not receive anything in connection with the Asset Sale. Upon completion of the Asset Sale, HomeCom stockholders will continue to own shares of HomeCom. In turn, HomeCom will own 15% of the outstanding stock of Tulix. Therefore, the Asset Sale will result in HomeCom's stockholders owning (1) a 15% indirect interest in the assets used in our hosting and web site maintenance business and the other assets being acquired, in which they now hold a 100% direct interest, and (2) an indirect interest in $3,000, which is 15% of the $20,000 with which Tulix has been capitalized. In addition, HomeCom will hold a secured promissory note from Tulix for a principal amount of approximately $70,000, will continue to own any assets not transferred to Tulix in connection with the Asset Sale, and will continue to license the technologies that we currently license from Eurotech. HomeCom will not transfer any of its liabilities, other than certain accounts payable (these accounts payable consist primarily of bills for utilities and are likely to be approximately $5,000, with the exact amount to be determined at closing), to Tulix in the Asset Sale, and HomeCom will therefore retain all of its other liabilities. Those retained liabilities will include, among others, the liabilities associated with the technologies that we license from Eurotech, the liabilities associated with penalties owed to the holders of our preferred stock, and any other liabilities that currently belong to HomeCom. In addition, if we do not obtain the consent of third parties to which the accounts payable that we intend to transfer to Tulix relate, we may remain obligated for those accounts payable. Because Tulix is not a publicly-traded company, HomeCom's 15% interest in Tulix will be illiquid. At the present time, we do not have any plan to sell, distribute to our stockholders or otherwise transfer this interest in Tulix. For a description of the business of Tulix, please see "- Information about Tulix," at page 29.

Background of the Sale, Reasons for Engaging in the Sale and Past Contacts, Transactions or Negotiations

Intent to Wind Down our Operating Businesses

     On March 23, 2001, we issued a press release to announce our intention to wind down our operations and, to the extent possible, sell our remaining assets. In our press release, we stated, "HomeCom also announced that it has decided to wind down its operations... HomeCom has been unable to obtain additional financing and has insufficient assets to completely satisfy its obligations to creditors and the liquidation preferences of its preferred stock." The press release went on to state: "HomeCom continues to explore other possibilities, which may include the sale of other assets." We sold our Internet banking operations in March 2001 and our InsureRate division in January 2001. Prior to our agreement with Tulix, we had been trying to sell our other remaining business, our hosting and web site maintenance business, for approximately three years.

Reasons for Selling the Hosting and Web Site Maintenance Business

     We seek to complete the Asset Sale to Tulix because the Board of Directors believes:

     (1)  that the hosting and web site maintenance business is unprofitable,

     (2)  that the future of this business is uncertain, and

     (3) that the technologies that we license from Eurotech present the Company with the most attractive options currently available to us.


     The Board of Directors believes that the hosting and web site maintenance business is unprofitable because it has incurred net losses and losses from operations from inception through the third quarter of 2003. In addition, the Board of Directors believes that the future of this business is uncertain for a number of reasons. Our contract with the primary customer of this business, Roadrunner, has expired. Roadrunner accounts for approximately 98% of our revenues. While Roadrunner has indicated that it intends to continue to do business with Tulix upon completion of the Asset Sale, Roadrunner has been unwilling to enter into a written agreement with us. As such, without a contract, our relationship with Roadrunner can be terminated at any time. Additionally, Roadrunner has indicated that it intends to discontinue the application that we provide to it, but Roadrunner has not given us a date by which it intends to discontinue this application. In addition, the dependence of the business on the retention of Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili contributes to the uncertainty of the business. If any of these employees were to leave, their departure would have a material adverse effect on our ability to operate the business. Moreover, the general economic outlook for the hosting and website maintenance business is not good. Internet hosting has become a commodity business, and the Internet hosting market is highly competitive and is becoming moreso. Given these considerations, the Board believes that it is in the best interests of the Company to dispose of the business. Prior to entering into the Sale Agreement with Tulix, however, we had been unsuccessful in our numerous efforts to do so.

Past Contacts, Transactions and Negotiations

     In late 1999, we engaged Raymond James & Associates, Inc. to assist us in locating persons willing to provide financing to the Company or interested in acquiring the Company. During 1999 and 2000, Raymond James & Associates, Inc. contacted over 100 potential investors and acquirors and explored various options to finance or sell the Company. These efforts did not result in any offers to purchase all or part of the Company or to provide financing to the Company. Given our lack of success, we terminated our relationship with Raymond James in November 2000.

     In August 2000, we announced an agreement to sell our InsureRate division (formerly First Institutional Marketing, Inc., or "FIMI") to a management group composed of FIMI principals and other investors. In late September 2000, we announced that this transaction was being terminated due to the failure of the acquiring group to raise the required financing. Simultaneously, we also announced that we had entered into a new agreement to sell the InsureRate division to OneShield, Inc. In November of 2000, OneShield terminated the agreement to purchase FIMI. Ultimately, the FIMI operations were sold in February 2001 to Digital Insurance, Inc. for cash and the assumption of certain liabilities, resulting in net proceeds to the Company of $458,000.

     After we terminated Raymond James, we independently contacted several hundred potential investors and acquirors and explored various options to sell all or part of the remaining business or to obtain financing for the Company. These contacts resulted in numerous telephone discussions and led to actual meetings in person with representatives from seven different companies. None of these meetings, however, led to any offers to purchase the Company or provide any additional financing. While these efforts led to the sale of our Internet banking operations, the proceeds of $406,000 from that disposition did not provide a significant amount of operating capital.

     During this time, several members of our board of directors resigned from the board. Mr. Walker resigned in September 2000, and Messrs. Thomas and Delity resigned in November of 2000. Mr. Ellsworth resigned in December 2000 and Mr. Nebel resigned in February 2001. Finally, in March of 2001, Mr. Sax resigned. Mr. Robinson was not elected to the board until March 2001 to fill the vacancy created by Mr. Nebel's departure, and Ms. Doijashvili was not elected until April 2001, to fill the vacancy left by Mr. Thomas.

     By March of 2001, our continued inability to locate an acquiror or obtain financing led the Board of Directors to conclude that it was highly unlikely that any party would provide capital or acquire the remaining assets of the Company. The Board of Directors concluded that the orderly winding down of the Company was the course of action that was in the best interests of the stockholders. This conclusion was based on several considerations. First, the Company had tried unsuccessfully for more than a year to either raise capital or sell the business. Second, the general market conditions for companies in our market were very unfavorable. Lastly, the Company did not have sufficient resources to continue actively pursuing its business strategy.

     After we announced that we were winding down operations, Roadrunner, our largest customer (representing approximately 98% of our revenues or approximately $130,000 per month), contacted us and conveyed its concern about our viability and our ability to perform under our contract. We indicated to Roadrunner that we would perform our obligations under the contract and that there would be no disruption in service. As part of our discussions with Roadrunner, Roadrunner indicated to us that it was unwilling to consent to the assignment of its contract with us unless we could assure Roadrunner that the application that we were hosting and supporting would not be impacted in any manner. Due to the complexity of the application and the necessity that the application keep running without interruption, it would be very difficult to transition these services without interruption unless our principal officers and employees would continue to provide the services that they were providing with HomeCom. This requirement, together with the fact that our contract with Roadrunner allowed Roadrunner to terminate upon 30 days' notice and would expire at the end of December 2001, further restricted our ability to sell the remaining hosting and web site maintenance business.


     During this same time period, we began discussions with Southridge Capital, L.P., an entity that acts as a financial advisor to the holders of our Series C, D and E preferred stock and as an intermediary between us and those holders. Southridge also serves as a financial advisor to Brittany Capital Management, which owns 37.6% of the outstanding shares of our common stock and which has entered into the Private Equity Credit Agreement with us, and Woodward LLC, which owns shares of our Series G Preferred Stock. Southridge Capital informed us that holders of our Series C, Series D and Series E preferred stock shared our beliefs that: (1) it was advisable to try to sell our remaining hosting and web site maintenance business and (2) there may be some value in keeping the Company current in its reporting obligations under the Exchange Act after the sale of the business. Currently, the holders of our Series C, Series D and Series E preferred stock are the beneficial owners of 90.479 shares of Series C preferred stock, 1.291 shares of Series D preferred stock and 106.35 shares of Series E preferred stock, respectively. (For illustration purposes only, assuming a market price of $.045 per share of Common Stock, these shares of preferred stock would be convertible into approximately 135,080,781 shares of our Common Stock, although our Certificate of Incorporation contains restrictions that prevent holders of our Series C, Series D and Series E preferred stock from converting their shares if such conversions would result in them beneficially owning more than 4.9% of the outstanding shares of our common stock at any one time). Holders of shares of our preferred stock do not have the right to vote on the Asset Sale.


     During the course of our discussions with the preferred stockholders, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili expressed an interest in acquiring the remaining assets of the Company. Accordingly, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on the one hand, and the representatives of the preferred stockholders, on the other hand, began discussions about a possible sale of the assets to Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili or an entity controlled by them. The management group proposed a sale of the assets for cash, but the representatives of the preferred stockholders indicated that they thought that the Company should maintain an equity interest in the business rather than sell it for cash. This would enable the Company to benefit from any success that Tulix may have. The management group has expressed its belief that the fair value of the assets is between $75,000 and $100,000, based on a survey of the used equipment market for like kind equipment. While the Company attempted to obtain an outside valuation for the equipment and sent a list of equipment to five different vendors, all declined to make an offer. In addition, we attempted to liquidate certain office furniture by contacting three used furniture dealers. These liquidators informed us that they were not interested in purchasing the furniture, but that, if we paid them, they would remove the furniture.

     In November, 2001, David Danovitch, Larry Shatsoff, and Michael Sheppard were appointed to the Board of Directors to fill vacancies that had been created by the earlier resignations of members of the Board. Mr. Danovitch, Mr. Shatsoff and Mr. Sheppard were appointed to serve as independent outside directors because Mr. Bokuchava, Ms. Doijashvili and Mr. Robinson all had a financial interest in the proposed transaction with Tulix. Mr. Danovitch, Mr. Shatsoff and Mr. Sheppard negotiated the Asset Sale with Tulix on behalf of the Company until Mr. Shatsoff and Mr. Danovitch resigned from the Board of Directors on March 21,

2003. In connection with the Eurotech transaction, Mr. Hahnfeldt and Dr. Graves were appointed to serve as disinterested directors (with respect to the proposed Asset Sale) to fill the vacancies created by the resignations of Mr. Shatsoff and Mr. Danovitch, and Mr. Sheppard, Mr. Hahnfeldt and Dr. Graves completed the negotiations with Tulix, resulting in the execution of the Sale Agreement with Tulix on March 27, 2003. Mr. Hahnfeldt recently resigned, but Mr. Sheppard and Dr. Graves remain on the Board, and it is expected that they will remain on the Board through the completion of the Asset Sale.

Valuation of Transaction


     We believe that the fair value of the equipment of our hosting and website maintenance business is between $75,000 and $100,000. This estimate is based on a survey of the used equipment market for like-kind equipment. Our survey was conducted by searching on-line auction sites for comparable equipment on a component-by-component basis. For example, we tried to establish a value for our computer hardware by conducting an on-line search for similar computer hardware available on various on-line auction sites (e.g., ebay.com). We then used the prices at which comparable computer hardware was being bought and sold to establish an approximate value for our computer hardware. We also sought to establish a value for our equipment by asking third parties whether they were interested in purchasing our equipment from us. We sent a list of our equipment to five different vendors, but none of them responded. The value of the cash that we intend to transfer to Tulix in the Asset Sale is $50,000. The value of the accounts receivable that we intend to transfer is $70,000 (assuming that the collection rate for the $70,000 of accounts receivable that we transfer is consistent with our historic collection rate). Thus, the aggregate value of the cash, accounts receivable and equipment that we intend to transfer to Tulix is approximately $220,000.


     Our only significant revenue source is our relationship with Roadrunner, and it is difficult to assign a value to that relationship. We do not have a written agreement with Roadrunner, and Roadrunner can therefore terminate our relationship at any time. Additionally, Roadrunner has indicated to us that it intends to discontinue the application that we are providing, although Roadrunner has not given us an exact date by which it will discontinue this application.

     In return for these assets, Tulix will issue to us a note for $70,000, will assume approximately $5,000 of our liabilities, and will issue to us shares of stock representing a 15% interest in Tulix. In addition, Mr. Bokuchava and Mr. Robinson have agreed to cancel their employment agreements that would have required us to pay them $146,250 collectively if we terminated them. Thus, in the Asset Sale, we would sell assets worth approximately $220,000, plus our rights to the Roadrunner business and certain intangible assets, to Tulix in exchange for a note for $70,000, the assumption of $5,000 of liabilities and Tulix stock. Assuming that Tulix has assets of $20,000 immediately prior to closing, our 15% interest would have an implied value of approximately $25,000 on the closing date (excluding any growth in the value of the stock over time, if any), as well as for the agreement of Messrs. Bokuchava and Robinson to cancel their employment agreements.


     The Board did not employ any other valuation methods to value the hosting and website maintenance business, as it believed that the valuation methods described above were appropriate and adequate methods on which to base its analysis.

Recommendation of the Board of Directors to Stockholders

     The independent members of the Board of Directors have approved the Asset Sale and the Sale Agreement and have recommended the Asset Sale to the stockholders of the Company for their approval. In arriving at this decision, the Board considered a number of factors, including the following:

     o The valuation of the transaction, as more fully described in the section entitled "Valuation of the Transaction," above. The independent members of the Board of Directors believe that the consideration to be received from Tulix in exchange for the assets that we would transfer to Tulix is reasonable.

     o Prior to our agreement with Tulix, we had attempted to sell the remaining business for several years with no results (see "Past Contacts, Transactions and Negotiations" at page 10). Our continued inability to generate interest in acquiring the Company led the Board to conclude that there was a strong likelihood that the Asset Sale would be the only alternative available to the Company.

     o We have incurred net losses and losses from operations related to our hosting and web site maintenance businesses from our inception through the third quarter of 2003.

     o Our contract with our largest customer, Roadrunner, which accounts for approximately 98% of our revenue, has expired, and our relationship with Roadrunner can be terminated at any time. Moreover, Roadrunner has indicated that it intends to discontinue the application that we provide, lending a high degree of uncertainty to the future of this business.

     o If we were to liquidate this business rather than sell it to Tulix, we believe that we would receive less for the assets than Tulix is willing to pay and that we would jeopardize our ability to collect our current accounts receivable.

     o The general economic outlook for the hosting business is not good. Internet hosting has turned into a commodity-priced business, and the market for the types of services that we provide is highly competitive and becoming more so.

     o The business is dependent on a small number of key employees, namely Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and the departure of any of those key employees would have a significant adverse impact on the business. This dependence contributes to the uncertainty of the business.

     o The Board believes that the technologies that we license from Eurotech present an attractive business opportunity to the Company.

     On the other hand, the Board also considered the negative impact that the Asset Sale could have on the Company, specifically the fact that the Asset Sale will result in the loss of the Company's primary source of revenue. The Board did not perceive any other negative consequences to the Company.

     These were the principal factors that the Board considered. After considering all of these factors, the Board decided that it was in the best interests of the Company to sell the hosting and web site maintenance business to Tulix.

     Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili did not vote on the proposed Asset Sale, the Sale Agreement or other related matters when the Board of Directors approved the Asset Sale, the Sale Agreement and such other matters.


Fairness To Stockholders

     We will not obtain a fairness opinion with respect to the Asset Sale, given that the cost of obtaining such an opinion would be significant when viewed in light of our overall resources. As such, we are relying on the negotiations of the parties, the consideration of the Board of Directors and the approval of our stockholders to ensure that the transaction is fair.

Conflicts of Interest;  Interests of Certain Persons in Matters to be Acted Upon

     As of September 30, 2003, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (each a director and officer of the Company) beneficially owned an aggregate of 265,227 shares of Common Stock of the Company (excluding options to purchase shares of common stock that have not yet vested), or approximately 1% of the outstanding shares of Common Stock of the Company. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili also beneficially own 100% of the outstanding capital stock of Tulix. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili are also directors and officers of both the Company and Tulix.

     As such, the Asset Sale raises a number of potential conflicts of interest. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have a significant economic interest in Tulix. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have negotiated the Asset Sale on behalf of Tulix; the Asset Sale is being negotiated on behalf of the Company by the disinterested members of the Board of Directors. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili recused themselves from the vote of the Board of Directors on the approval of the Asset Sale. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili will abstain from voting the shares of Common Stock beneficially owned by them with respect to the approval of the Asset Sale, as well.

Tax Consequences of the Asset Sale

     For tax purposes, the Company believes that the assets will be sold to Tulix at the Company's book value for those assets. If, however, there is any gain upon the sale, the Company believes that it will be able to apply tax loss carry forwards to offset any taxable income. Consequently, the Company does not expect that the Asset Sale will result in any taxes to the Company. Since the stockholders will not be receiving anything directly in this transaction, there should be no tax consequences to them from this sale.

Regulatory Approvals

     To the best of our knowledge, the Company is not required to comply with any federal or state regulatory requirements or obtain approval from any federal or state agency in connection with the sale of assets described in this Proxy Statement. The Company has not made any inquiries as to whether Tulix or any of its principals is required to comply with any such requirements or obtain approval from any such agencies.

Reports, Opinions Appraisals

     The Company has not received any report, opinion or appraisal materially relating to this transaction from an outside party. We did not seek any such reports, opinions or appraisals because of our limited financial resources.

Information About the Company

Description of Business


     On May 22, 2003, we completed the transaction with Eurotech pursuant to which we now license the EKOR, HNIPU, EMR/AC, Rad-X, Firesil, LEM and RBHM technologies from Eurotech. If the stockholders approve the Asset Sale and we complete the Asset Sale, we will sell the assets of our hosting and website maintenance business to Tulix. Following the Asset Sale, our assets will consist of the technologies that we license from Eurotech and the assets related thereto, the cash and accounts receivable of our hosting and website maintenance business that we do not transfer to Tulix, and the note and stock that Tulix issues to us in the Asset Sale. Our liabilities after the completion of the Asset Sale will consist of all liabilities currently reflected on our financial statements other than the liabilities that Tulix assumes from us (and possibly some liabilities that Tulix does assume from us), as well as any liabilities that we incur in connection with the business that we establish with respect to the licensed technologies, including the $200,000 that we have borrowed under our credit agreement. In connection with the closing of the Eurotech transaction, the holder of the Company's Series C, Series D and Series E preferred stock has agreed to accept payment of approximately $2.0 million of penalties that may be owed to it in shares of common stock instead of cash. Please see "Proposal 6 - Amendments to the Certificates of Designations, Preferences and Rights of the Series B, Series C, Series D and Series E Preferred Stock" at page 66 for a description of the potential impact of this arrangement on existing stockholders.

     We have created an unincorporated division, which we call the Licensed Technologies Division to run the business related to the technologies that we license from Eurotech. Mr. Sheppard and Dr. Graves serve as vice presidents of the Licensed Technologies Division. This unincorporated division structure was implemented for the sake of efficiency. Were the Company to have created a new subsidiary to acquire the business, and were the Company to have then completed the transaction with Tulix, the Company itself would have had no operating assets, as the assets associated with the technologies that we license from Eurotech would have been located in a subsidiary of the Company. The unincorporated division structure allows us to operate the business within a single entity. It does, however, also present risks. These include the risk that liabilities associated with the technologies that we license from Tulix may attach to the assets of our hosting and website maintenance business, thereby jeopardizing the potential sale to Tulix or making us liable to Tulix following the closing, and the risk that liabilities related to the hosting and website maintenance business could attach to the technologies that we license from Eurotech. The Company is willing to assume these risks because it believes that these risks are minimal and that they are outweighed by the benefits of the single entity structure.

History

     HomeCom was organized in 1994 to provide complex web-based software applications and integration services to businesses seeking to take advantage of the Internet. Over time, we evolved into a Web design, financial applications and solutions provider to the financial services market, including banking, insurance, securities brokerage firms and other financially oriented web portals.

     Prior to and during 2000, we derived revenue from, among other sources, professional web development services, software licensing, application development, insurance and securities sales commissions, and hosting and transactions fees. However, following our various divestitures, including the sales of our InsureRate division and our Internet banking operations during 2001, we derived revenue only from hosting and web site maintenance services.

     On April 16, 1998, we acquired all of the outstanding capital stock of The Insurance Resource Center, Inc. ("IRC") for 351,391 shares of our common stock. IRC provided Internet development and hosting services to the insurance industry and was incorporated into our FAST group. We wrote off the remaining goodwill for IRC during 1999.

     On June 9, 1998, we sold substantially all of the assets of our HostAmerica Internet network outsourcing services division to Sage Acquisition Corp. ("Sage") for cash of $4,250,000 and Sage's assumption of approximately $250,000 of unearned revenue. We recorded a gain on the sale of approximately $4,402,000. This transaction allowed us to further consolidate our business focus on the financial services market.

     On March 24, 1999, we acquired all of the outstanding shares of First Institutional Marketing, Inc. ("FIMI") and certain of its affiliates for 1,252,174 shares of common stock. In addition, we entered into employment agreements for an initial term of three years with the three principals of FIMI, calling for them to continue in their roles for the acquired companies. Prior to the closing of the acquisition, we loaned the shareholders of FIMI $370,000 ("FIMI notes"). The FIMI notes were to be repaid in either cash or common stock and were collateralized by common stock. We also granted these FIMI shareholders 300,000 warrants to acquire shares of our common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals.

     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. In addition, we entered into employment agreements with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

     On October 1, 1999 we sold our security consulting and integration service operations in exchange for $200,000 in cash, certain security audit rights and shares of a non-public entity originally valued at approximately $823,000, and entered into a joint marketing program with the acquirer.

     On January 31, 2001, we sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. In connection with the sale, the FIMI principals surrendered the shares of common stock that collateralized the FIMI notes and forfeited their warrants.

     On March 15, 2001, we sold substantially all of the assets used in our Internet banking operations to Netzee, Inc. The sale generated net proceeds to HomeCom of approximately $407,000.

Products and Services

     Currently, we have two operating businesses: our hosting and web site maintenance business, which we intend to sell to Tulix, and the business that we conduct in connection with the technologies that we license from Eurotech. These technologies are described below.

EKOR(TM)

     EKOR(TM) was developed jointly by scientists at the I.V. Kurchatov Institute, or Kurchatov, and members of the Euro-Asian Physical Society, or EAPS, both based in Moscow, Russia. EKOR(TM) is a brand name for a family of materials designed for long-term isolation of hazardous and radioactive materials. As a silicon-based elastomer, EKOR's adhesive properties allow it to stick to a wide variety of wet or dry surfaces and materials. When applied, EKOR(TM) materials surround and immobilize radioactive or hazardous debris ranging from fine dust to large pieces of equipment and, in combination with their fire-resistant and water-proof properties, prevent such debris from migrating by water or as air-borne particles. EKOR(TM) materials also possess other highly desirable performance characteristics such as chemical resistance, fire resistance, heat resistance, and resistance to environmental aging and degradation from radiation. In addition to its unique combination of performance characteristics, EKOR(TM) comes in multiple product forms and can be applied using specified methods for waste-coating and encapsulation. This allows EKOR(TM) to be used as a solution for a broad spectrum of nuclear and hazardous waste management problems.

     The EKOR(TM) product family's performance characteristics and flexibility of form make it a tool for a broad spectrum of applications. There are currently five basic forms of EKOR(TM):

     1. Sealer Plus, which can be sprayed to coat containers or cover contaminated surfaces;

     2. Foam, which is pumped in a range of densities to fill crevices, ducts or pipes;

     3. Grout, applied in a pour and mix method, which can be used to make shapes for shielding or to macroencapsulate items to form an unleachable monolith for transportation or disposal;

     4. Matrix, applied in a pour and mix method, which can be used to microencapsulate radioactive or hazardous wastes to form an elastomeric monolith for transportation or disposal; and


     5. StoneStore, applied in a pour and mix method, which can be used to microencapsulate highly radioactive waste and will form a ceramic monolith for permanent disposal. StoneStore is still in the research and development stage.


     In tests conducted at Kurchatov, EKOR(TM) has been shown to be highly resistant to radiation and structural degradation from exposure to radiation. It has also proven to be fire resistant, waterproof, and capable of being formulated in densities that display considerable structural strength and weight-bearing properties of 100 pounds per square inch.

     According to Eurotech's public filings, through December 31, 2002, Eurotech had spent approximately $27,726,021 ($326,021 in 2002) on the development of EKOR(TM), including costs of manufacturing, materials, testing, salaries, and consulting fees and travel expense reimbursements. Eurotech has not achieved its initial projections of $5-10 million in total EKOR(TM) sales beginning in 2001. Its sales of EKOR(TM) in 2002 amounted to only $66,174. Eurotech believes these shortfalls in revenue generation are the result of its overly optimistic projections in penetrating the nuclear waste market and various other unanticipated events plus unexpected slowdowns in government business and government funding. In spite of these delays in EKOR(TM)'s commercial success, we continue to maintain confidence in EKOR(TM)'s marketability in the nuclear and hazardous waste treatment industry. We believe that EKOR(TM) could be a viable solution to many of the nuclear waste containment, transportation, storage and disposal challenges that exist in the marketplace that have not been solved or that have proven difficult to solve with conventional technologies.

Marketing of EKOR

     Eurotech has described its efforts to market EKOR(TM) and the other licensed technologies in its public filings. These descriptions are summarized herein. EKOR(TM)'s acceptance into nuclear waste management has been slower than Eurotech anticipated. Eurotech has stated that it believes that significant technical issues remain, including those dealing with the residue from production of nuclear weapons and the disposal of nuclear fuel being discharged from nuclear power plants. With respect to residue from the production of nuclear weapons, the technical issues relate to the fact that the residue could take a number of forms (liquid, wet slurry, partially dried sludge, calcined salts, etc.) and have a variety of ph factors. The amount of waste that EKOR can effectively encapsulate differs depending on the form and ph factor of the waste. Thus, each project must be addressed separately, and we will need to develop the appropriate form of EKOR on a project-by-project basis. We do not believe, however, that this issue will be a significant issue for us, as we have learned that the modification of EKOR is not as resource-intensive as expected and can be accomplished relatively efficiently. For example, a sheet form of EKOR was recently developed for use in a project with INEEL. With respect to the technical issues that Eurotech perceived with respect to the disposal of nuclear fuel being discharged from nuclear power plants, we do not intend to market EKOR for this purpose. We and Eurotech believe that EKOR(TM) is a technologically advanced material that has properties that make it a superior, cost effective and safer isolation technology for some non-radioactive hazardous materials and a unique sealant for potential applications in the construction industry.

     In 2001, Eurotech successfully replicated the formula for EKOR(TM) to make EKOR(TM) products in the United States. In March 2001, the EKOR(TM) family of products was presented to waste management professionals at the annual Waste Management Symposium in Tucson, Arizona. As a result of the interest generated at the symposium, Eurotech presented EKOR(TM) for use in a variety of applications at Department of Energy ("DOE") sites to various waste management professionals. Specifically, Eurotech had discussions with the Savannah River Site (or SRS, near Aiken, South Carolina), Oak Ridge National Laboratory (or ORNL, in Oak Ridge, Tennessee), Fernald Closure Site (in Fernald, Ohio), Battelle Memorial Institute (or BMI, in Columbus, Ohio), Rocky Flats Environmental Testing Site (or RFETS, near Denver, Colorado), Los Alamos National Laboratory (or LANL, Los Alamos, New Mexico), Lawrence Livermore National Laboratory (or LLNL, Livermore, California), Hanford Reservation (Richland, Washington) and Idaho National Engineering & Environmental Laboratory (or INEEL, Idaho Falls, Idaho). Eurotech has also had a number of meetings with DOE staff at their headquarters in Washington, D.C. and Germantown, Maryland. Eurotech has also introduced EKOR(TM) to companies doing project and management work at DOE and commercial sites, and has arranged demonstrations at SRS, ORNL, BMI, INEEL and at its production facility in California for staff from RFETS and

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ORNL. Early demonstrations of the Sealer product, as a solution that required mixing of a paste and catalyst and significant monitoring of specialized application equipment, revealed that the Sealer product needed further development to be more user-friendly. The Sealer product is a paste, with the consistency of thick brick mortar. While this thickness enables Sealer to be applied to vertical walls, tanks, drums, and ceilings, a sprayable version of Sealer, or even a thinner paste version that could be more easily applied, would be more user-friendly. To address this issue, Eurotech developed Sealer Plus, which Eurotech introduced in November 2001 and initially demonstrated at BMI in January 2002. Sealer Plus is a low viscosity version of EKOR Sealer that can be sprayed with high-pressure paint spray equipment. The demonstration led BMI to incorporate it into its planning for decommissioning work at BMI and West Valley, although BMI has not yet purchased any EKOR for these sites. We seek to further develop Sealer to make the Sealer more easily applied in a foam consistency, which we believe will make Sealer more user-friendly. The demonstration of EKOR(TM) Grout at INEEL enabled Eurotech to demonstrate its ability to operate in an underwater environment. INEEL has certain components that are being stored underwater because of their behavior when exposed to air. Due to the success of this demonstration, EKOR(TM) Grout was selected as a technology participant in INEEL's Large Scale Demonstration & Deployment Project, or LSDDP, originally scheduled to start in October 2001 but currently on hold. HomeCom is currently preparing specially-requested samples for further testing at INEEL.

     During 2002, EKOR(TM) was selected as an approved waste stabilization material at multiple DOE sites. This selection means that EKOR has passed the applications testing necessary to be judged usable on specific forms of waste at specific sites. For example, Battelle Memorial Institute, Columbus, Ohio, under a site decommissioning contract from the DOE, applied EKOR(TM) within a series of reactor drain pipes to immobilize residual radioactive contamination, to protect workers, the public and the environment during facility sectioning and disposal. EKOR(TM) is actively being considered by the Pacific Northwest National Laboratory, a DOE national laboratory, to stabilize Alpha Dust in the H-Basin Fuel Pool, which will provide protection to workers during facility decommissioning. EKOR(TM) is also under consideration by BNFL, Inc, to stabilize radioactive contamination in waste disposal tanks at the DOE Mound Site near Miamisburg, Ohio and in Sellafield, England, which BNFL uses as a primary waste disposal site. EKOR(TM) has been tested at the DOE Argonne National Laboratory to immobilize surrogate radioactive calcined waste and salts. Initial evaluation of EKOR(TM) is promising for High Level Waste Immobilization.


     We intend to market EKOR(TM) for use in nuclear waste encapsulation and nuclear debris fixation for nuclear cleanup projects, nuclear facility decontamination and decommissionings, and nuclear waste transportation and disposal. As part of this strategy, we intend to seek affiliations and joint ventures with large prime contractors in the nuclear industry on a project by project basis. While we see opportunities for EKOR and the other technologies, however, we can offer no assurance that our efforts will be more successful or as successful as Eurotech's efforts.

HNIPU

     HNIPU is a hybrid polyurethane that does not involve the toxic isocyanates utilized in the production of conventional polyurethane and that has lower permeability and greater chemical resistance qualities as compared to conventional polyurethane. We believe that these advanced characteristics, in addition to the potential reduced risk from the elimination of isocyanates in its production, make HNIPU superior to conventional polyurethanes in connection with their use in a number of industrial application contexts such as manufacturing automotive components, paints, foams, plastics and truck bed liners; aerospace sealants, industrial adhesives, coatings, flooring, glues; industrial equipment and machinery; and consumer goods such as appliances, footwear, furniture and plastic products. Because of HNIPU's lower permeability and improved chemical resistance, we think that industrial paints and coatings are a potential target market for HNIPU.

Marketing of HNIPU

     Because HNIPU represents a new class of polymer compounds closely related to polyurethanes, we expect that a variety of products will emerge from the development of variations and improvements to the existing HNIPU binders that have worldwide industrial applications. For this reason, we intend to seek to license HNIPU to large industrial polymer and chemical manufacturers who can sell the various HNIPU binders to international industrial manufacturers. The focus will be to transfer the existing binder product technologies under licensing agreements from the laboratory to the manufacturer. We intend to follow up on existing agreements, current evaluations, and active discussion for HNIPU binder production.

EMR/AC

     Eurotech licenses certain rights to Acoustic Core and Electromagnetic Radiography for specific markets, consisting of (i) illicit material detection,
(ii) above surface or subsurface nuclear or other hazardous material remediation, (iii) marine dredging sites (inland and ocean) and (iv) oil exploration, from Trylon Metrics, Inc. pursuant to an agreement dated July 2001, as amended in October 2001. Eurotech licenses the illicit materials detection application to another company and licenses the remaining three applications to HomeCom.

     Both technologies use a non-contact inspection methodology that creates signals that are then interpreted by a digital analyzer that allows identification of elemental or compound materials from their empirically determined properties. Acoustic Core is used in applications that are predominately wet (i.e., riverbeds, wetlands, etc.) and EMR is used in dry environments. Completed research and development studies have verified that Acoustic Core and EMR can identify materials by their acoustic or electromagnetic signatures, but the feature of these technologies that we believe is unique is its ability to map in three dimensions the existence of target materials at extremely low concentrations at depths of up to 300 feet. The capabilities of these technologies complement the EKOR(TM) product line by, for example, allowing tanks of waste to be monitored for leaks and the leaks, when discovered, targeted for repair. Acoustic Core and EMR may have applications in markets that involve subsurface evaluation, from contamination discovery and monitoring to resource discovery.

     According to Eurotech's public filings, during the third and fourth quarters of 2001, Eurotech spent $50,000 on the development, refinement, and marketing of the Acoustic Core and EMR technologies. During 2002, Eurotech spent an aggregate of $844,202 on Acoustic Core and EMR. Both Acoustic Core and EMR have been tested at DOE sites (Oak Ridge and INEEL) on a variety of materials. Sandia National Laboratory conducted an in-depth evaluation of the science behind these technologies in 1999 and concluded that they provide a unique capability to identify and map in three dimensions low levels of material concentration at substantial depths. We believe that these products are more cost effective than other current methods. During the fourth quarter of 2001, Eurotech submitted several proposals to the DOE for evaluation of areas of potential contamination and to commercial entities being pressured by the EPA for potential subsurface contamination, but these technologies have not been selected for inclusion in currently funded programs to date.

Marketing of EMR/AC

     In conjunction with the marketing of EKOR(TM), we intend to market EMR/AC(TM) to a variety of facilities requiring detection of nuclear waste contaminants and other environmentally hazardous substances in subsurface soil and ground water resulting from leaking storage tanks or toxic chemical spills.

RAD-X

     Rad-X is a technology intended for use as an interior fire-resistant fixative for equipment or facilities with contaminated surfaces. Rad-X differs from EKOR(TM) Sealer Plus in that it is not weather-resistant and does not have the chemical, radiation and aging resistance needed for long-term protection. Rad-X provides a low-cost fixative for surfaces that are scheduled for disassembly or dismantlement and need strong adhesion (glue-down of contaminated particles that could become airborne) and fire-resistance properties. Rad-X was first marketed in 2001.

Marketing of Rad-X

     According to Eurotech's public filings, Eurotech has invested less than $20,000 in the creation of the Rad-X product line. Rad-X was initially created for feasibility testing at DOE's Rocky Flats Environmental Testing Site, or RFETS, and was delivered in late September 2001. Testing of Rad-X at other laboratories occurred in November 2001. This testing confirmed its fire and smoke resistance properties. We believe that Rad-X can satisfy proposed DOE fire/smoke criteria for certain specialized applications. Eurotech has marketed Rad-X in connection with EKOR(TM) at DOE sites that performed decommissioning or hazardous material management in 2002, and we intend to continue this strategy.

RAPIDLY BIODEGRADABLE HYDROPHOBIC MATERIAL ("RBHM")

     RBHM is a new, hydrophobic (water resistant), strong, cheap, and completely biodegradable cellulose-based composite material. RBHM is intended to improve the properties of both paper and plastic packaging materials. The material can be used as a commodity in trade, industry, and agriculture for a wide range of applications. To date, most attempts to produce biodegradable products for consumers have focused on developing plastics that could biodegrade. RBHM takes a different approach - making cellulose-based material with the same physical properties as plastic, except the material biodegrades completely in the same time as regular paper bags.

     RBHM consists of cellulose (paper) and biodegradable organic additives. Biodegradation of RBHM occurs in wet soil through normal enzymatic action of various microorganisms - fungi and bacteria. We believe that the main advantages of RBHM are:

     o Strength. RBHM's strength characteristics, especially combined with low elongation and acquired water resistance of the material, make RBHM unique and desirable for packaging applications.

     o Water Resistance. RBHM keeps water resistance for one week. Most of the existing biodegradable packaging products are not hydrophobic at all and will fail if wetted during use.

     o Biodegradable Nature. Enzymes begin breaking down RBHM in the presence of moisture in natural environments such as soil. Then microorganisms decompose the material with rapidly occurring metabolic reactions. RBHM is completely converted into carbon dioxide, water, and biomass in two to three months in wet soil.

     o Reproducible Natural Raw Materials. RBHM uses cellulose, a widely available and renewable raw material.

     o Relatively Low Cost. The main obstacle to widespread use of biodegradable polymers has been cost. Biodegradable polymers are traditionally significantly more expensive than commodity polymers. The high costs involved in the production of biodegradable polymers means that they cannot compete favorably with conventional polymers. This high cost has deterred the widespread adoption of biodegradable plastics in major consumer applications. At an additional cost of less than 10%, and sometimes less depending on the type of material treated, materials treated with RBHM provide plastic-like performance and are biodegradable.

     We believe that there is a large number of potential applications for a technology like RBHM. Because RBHM can be applied on sheets, films and fibers, it is suitable for a range of single-use products, including, among others, grocery and waste bags, the top, and back sheets of disposable diapers, and disposable eating utensils.

Marketing of RBHM

     During 1998, 1999, and 2000, Eurotech invested $30,000, $60,000, and
$370,000, respectively, bringing Eurotech's total investment in RBHM to $460,000. Eurotech did not make any additional investment in this technology in 2001 or 2002. Eurotech has marketed RBHM through its web site during 2001 and 2002. We intend to use the same strategy for marketing RBHM.

LIQUID EBONITE MATERIAL ("LEM")

     LEM is a synthetic liquid rubber with enhanced mechanical, permeability and anti-corrosive qualities as compared to conventional sheet rubber coverings. In laboratory testing, coverings made with LEM, as compared to conventional sheet rubber coverings, have displayed greater resistance to harsh chemicals such as acids, alkalis and benzene, and have been successfully applied to intricate and complex surfaces such as sieve meshing. Based on the physical and chemical properties of LEM, and on the basis of such tests, we believe that LEM coverings are capable of providing superior protection to small-diameter piping and to the intricate parts of pumps, fans, and centrifuge rotors. LEM can be applied to form surface coverings using standard coating techniques, including spraying and dipping.

Marketing of LEM

     Eurotech has marketed LEM through its web site during 2001 and 2002. We intend to use the same strategy for marketing LEM.

FIRESIL(TM) - FIRE PROTECTION ORGANOMINERAL COATING - FIRE-STOP FOR RESIDENTIAL AND COMMERCIAL APPLICATION

     Firesil(TM) is an environmentally compatible fire-stop material with good adhesion properties to hydrophilic and hydrophobic surfaces and exhibits strong fire resistance, thermostability, and water resistance characteristics.

Marketing of FIRESIL(TM)

     We intend to market Firesil(TM) directly to corporations that are prospective candidates for sub-licensing the technology. Eurotech has held discussions with U.S. government agencies and insurance companies. Firesil(TM) was tested by an accredited lab to ASTM protocol and passed such tests.

Competition

     The licensed technologies are targeted at highly competitive markets. Due to the nature and size of some of the markets and some of the projects for which the licensed technologies may be applicable, there are sometimes other competitors who may have significantly greater name recognition and greater financial and other resources than we do. Many of these competitors also have technologies that are very competitive with the licensed technologies. For example, EKOR(TM) is a composite material based on a silicone polymer that is different from other silicones produced by manufacturers such as GE Silicones and Dow Corning, but the products produced by those manufacturers compete with EKOR(TM). As another example, some of the major producers of polyurethanes used in coatings and finishes, sealants and adhesives, which products may compete with the HNIPU technology, include Akzo Nobel, Dow Chemical and Kansai.

Intellectual Property Rights

     In accordance with industry practice, we have relied primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect the proprietary rights related to our hosting and website maintenance business. We have sought to protect our software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. We have tried to use non-disclosure and confidentiality agreements with employees, vendors, contractors, consultants and customers to address these concerns.

     We do not believe that the products used in our hosting and website maintenance business infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by us with respect to our products. In addition, Web site developers such as ours face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the United States, various states and foreign jurisdictions.

Intellectual Property Rights with Respect to the Technologies that we License from Eurotech

General

     Many entities, including some developing technologies similar to ours, now have and may in the future obtain patents and other intellectual property rights that cover or affect products or services directly or indirectly related to the technologies that we license from Eurotech. In general, if a court determines that one or more of the licensed technologies infringes on intellectual property held by others, we would be required to cease infringing on intellectual property held by others, we would be required to cease developing or marketing those products or to obtain licenses to develop and market those products from the holders of the intellectual property, or to redesign those products in such a way as to avoid infringing the patent claims. If a competitor holds intellectual property rights, the entity might be predisposed to exercise its right to prohibit our use of its intellectual property in our products and services, thus impacting our competitive position.

     We cannot assure you that we are aware of all patents and other intellectual property rights that the licensed technologies may potentially infringe. In addition, patent applications in the United States are confidential until the Patent and Trademark Office issues a patent and, accordingly, we cannot evaluate the extent to which the licensed technologies may infringe claims contained in pending patent applications. Further, it is often not possible to determine definitively whether a claim of infringement is valid, absent protracted litigation, which we may not have the resources to pursue.

     We cannot estimate the extent to which we may be required in the future to obtain licenses with respect to patents held by others and the availability and cost of any such licenses. Those costs, and their impact on our financial position, could be material. Damages in patent infringement cases can also include a tripling of actual damages in certain cases. To the extent that we are required to pay royalties to third parties to whom we are not currently making payments, these increased costs of doing business could negatively affect our liquidity and operating results.

     In addition, there may be entities developing and marketing technologies which infringe on patents and intellectual property rights held by us. Patent infringement claims are protracted and costly. We may not have the resources to adequately protect our intellectual property. Any expenditures to pursue intellectual property rights by us could negatively affect our ability to market and develop our existing technologies.

EKOR Intellectual Property Rights

     The Euro-Asian Physical Society (EAPS) has patented EKOR(TM) in the U.S., Russia, and other industrialized countries. On March 23, 1999, the U.S. Patent and Trademark Office issued to EAPS Patent No. 5,886,060 on the process for manufacturing one of the EKOR(TM) compound variants. Pursuant to sub-license agreement, Eurotech became the exclusive global licensee of all right, title and interest (inclusive of all patent and other intellectual property rights now or in the future) in EKOR(TM). We are a licensee of Eurotech. As a regular part of our business activities, we plan to submit patent applications to protect our developed intellectual property. We do not know if additional proprietary technology that we develop relating to EKOR(TM) will prove patentable. Eurotech has applied for trademark protection for the mark "EKOR" with the U.S. Patent and Trademark Office.

HNIPU Intellectual Property Rights

     U.S. Patent Number 6120905 for HNIPU network polymers and composites formed therefrom was issued on September 19, 2000. Patents for this technology have also been issued in Europe (EP 1088021, PCT WO 9965969) and Australia (4441099). These patents have been assigned to Eurotech. The method of synthesis of cyclocarbonates and nonisocyanate or hybrid nonisocyanate network polyurethanes is patent applied for in the United States, which application has been assigned to Eurotech. We are a licensee of Eurotech. As a regular part of our business activities, we intend to submit patent applications to protect our developed intellectual property, improvements and extensions, although we do not know whether any technologies that we develop will be patentable.

EMR/AC Intellectual Property Rights

     U.S. Patent Number 4,922,467 for Acoustic Detection Apparatus (Acoustic
Core) was issued to David Caulfield on May 1, 1990 and subsequently assigned to Ocean Data Equipment Corporation. This patent was significantly improved, for which U.S. Patent Number 6,545,945 was issued on April 8, 2003. Electromagnetic Radiography technology has been protected under trade secret laws. The worldwide exclusive licensing rights to these technologies for the detection of nuclear and hazardous materials at nuclear remediation and marine dredging sites, and for oil exploration, were obtained by Eurotech and, except to the extent related to the illicit materials detection application of these technologies, were subsequently licensed to HomeCom.

RAD-X Intellectual Property Rights

     Eurotech has protected its interest in Rad-X by treating the formulation as proprietary property. Rad-X is produced under contract by Davis-Frost, Inc., a coating fabricator based in Lynchburg, Virginia. Eurotech has entered into a confidentiality agreement with Davis-Frost, Inc. that precludes any dissemination of the formulation for Rad-X.

RBHM Intellectual Property Rights

     Rademate, an entity in which Eurotech is an investor, was issued U.S. Patent #6294265 for "Hydrophobic biodegradable cellulose-containing material" for RBHM on September 25, 2001. Rademate has one application with the Israeli Patent Office (126306), dated September 23, 1998, which is pending. Eurotech has licensed to us the intellectual property rights that it has in RBHM.

LEM Intellectual Property Rights

     Eurotech has acquired the intellectual property rights associated with U.S. Patent #6303683 (issued October 16, 2001) for Liquid Ebonite mixtures and coatings, and concretes formed therefrom and an application filed under the Patent Cooperation Treaty (PCT/US99/16883) on July 26,1999 by Dr. Figovsky, the inventor of these technologies. We are a licensee of Eurotech.

FIRESIL Intellectual Property Rights

     Eurotech has acquired the formula for Firesil(TM) from Dr. Figovsky, its inventor, in 2000. Eurotech terminated previously initiated patent applications and has elected to protect this formula as a trade secret. Eurotech owns the federally registered trademark "Firesil". We are a licensee of Eurotech.

Sales and Marketing

     We currently have no active marketing strategies or plans for the hosting and website maintenance business. The marketing strategies for the technologies that we license from Eurotech are described within the descriptions of those technologies set forth above.

Polymate, Ltd.


     We issued shares of Series F preferred stock to Polymate in connection with the closing of the transactions contemplated by the License and Exchange Agreement. Polymate has subsequently surrendered and cancelled its Series F shares in exchange for the right to receive shares of Series H preferred stock, which were issued to Polymate on September 30, 2003. The License and Exchange Agreement recites that these shares were issued to Polymate in connection with certain financial rights of Polymate associated with the licensed technologies, as described below. Eurotech has represented that Dr. Oleg Figovsky and Mr. Alex Trossman, two of Eurotech's consultants, jointly own a company called Polymate, Ltd., which conducts an operation called the Israeli Research Center. The Israeli Research Center consists of a laboratory, employing other scientists and technicians, in the premises of the Ofek La'Oleh - Jesre'el Valley Initiative Center. The function of the Israeli Research Center is to continue the development of the technologies that Eurotech purchased from Dr. Figovsky and to supervise various technology start-up companies in which Eurotech participates. Some of the technologies that we have licensed from Eurotech were developed by Dr. Figovsky and the Israeli Research Center. As consideration for these technologies, Eurotech agreed to pay Polymate both a lump sum amount and an ongoing royalty. Eurotech has represented that the issuance of HomeCom stock to Polymate pursuant to the License and Exchange Agreement was partial consideration for Polymate's agreement to modify its rights to receive ongoing royalties from Eurotech.


Employees

     As of September 30, 2003, we had nine full-time employees and consultants, including Mr. Sheppard and Dr. Graves, who work exclusively with our Licensed Technology Division. If we complete the Asset Sale, we expect that all seven of the employees who work with the hosting and website maintenance business, including Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, will resign from their positions with us and go to work for Tulix.

Customers

     Our hosting and website maintenance business has one principal customer, Roadrunner. During 2002, Roadrunner accounted for approximately 98% of our sales, and during 2001 Roadrunner accounted for approximately 82% of our sales. Our contract with Roadrunner expired in December 2002 and we currently are performing services for Roadrunner without a contract. Roadrunner has indicated that it will continue to do business with Tulix after the Asset Sale is completed, although it has not committed formally to doing so and although it has indicated that it intends to discontinue the application that we provide. We expect that the other customers of our hosting and website maintenance business also will become customers of Tulix after the Asset Sale is completed.

     During 2000, two customers accounted for over 10% of our total revenue each, with one of those customers accounting for over 40%. During 2001 and 2002, there was only one customer that accounted for more than 10% of revenues. Our sales to our five largest customers represented approximately 76%, 89% and 98% of total revenues for 2000, 2001 and 2002, respectively.

Insurance

     We maintain liability and other insurance that we believe to be customary and generally consistent with industry practice. We believe that such insurance is adequate to cover potential claims relating to our existing business activities.

Government Regulation

     Except with regard to insurance and securities sales, as discussed below, we do not believe that our hosting and website maintenance business is currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and also believe that there are currently few laws or regulations directly applicable to Web site service companies. The Federal Communications Commission is studying the possible regulation of the Internet. Any such regulations adopted by the Federal Communications Commission may adversely impact the manner in which we conduct our business, our financial condition and our operating results. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy is uncertain. We cannot predict the impact, if any, that future regulation or regulatory changes may have on our business. In addition, Web site developers such as us face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the U.S., various states and foreign jurisdictions. Any imposition of liability could have a material adverse effect on us.

     In addition, our network services are transmitted to our customers over dedicated and public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for communications. Changes in the regulatory environment relating to the telecommunications and media industry could have an effect on our business, including regulatory changes which directly or indirectly affect use or access of the Internet or increase the likelihood or scope of competition from regional telephone companies, could have a material adverse effect on us.

     Of course, if the Asset Sale is completed, the matters discussed above could adversely affect the value of our stock in Tulix.

     The use of EKOR(TM) is subject to U.S. environmental safety laws and regulations pertaining to the safe use and containment of hazardous and nuclear waste. Based on the results of tests conducted by Eurotech, we believe that the EKOR(TM) compounds meet current applicable regulations for safe use, containment and storage of hazardous and nuclear materials. It is, however, possible that more stringent or different standards may be adopted or applied in the future that might influence the intended use for EKOR(TM), and it is also possible that the standards, if adopted or applied, may materially increase the cost to us of using EKOR(TM) compounds or prevent their use altogether. We are not aware of any other U.S. or foreign laws or regulations that significantly hinder the marketing, sale, or use of EKOR(TM) based materials.

     The manufacture of HNIPU and operation of EMR/AC(TM) equipment is not expected to be impacted adversely by government regulations. HNIPU's MDDS identifies the limited risks associated with the manufacture, handling and application of the non-isocyanate polyurethane. OSHA outlines operational regulations as related to acoustic frequencies and power levels as might be applied to EMR/AC(TM) operations.

     The manufacture and use of HNIPU is subject to U.S. environmental safety laws and regulations pertaining to the safe use of chemicals and polymeric materials. While HNIPU does not use highly toxic compounds like isocyanates, it is still subject to governmental regulations, but based on preliminary assessments by Eurotech we believe that HNIPU compounds will meet current and future regulations. If we are successful in licensing various HNIPU binders to chemical and polymer manufacturers, the licensees will bear the costs of applying for governmental approvals required for manufacturing and industrial usage. We are not aware of any other U.S. or foreign laws or regulations that significantly hinder the marketing, sale, or use of HNIPU based materials.

     We own, and prior to January 31, 2001, operated a subsidiary named "FIMI Securities, Inc." FIMI Securities was a NASD regulated broker/dealer and was affiliated with various insurance agencies until it terminated its membership in the NASD on December 29, 2000. We still own FIMI Securities, but it no longer conducts any broker/dealer activities and is a dormant company.

Properties

     As of September 30, 2003, we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2004. This facility serves as our headquarters and computer center. Our landlord has indicated that it will cancel our lease and enter into a new lease with Tulix upon completion of the Asset Sale, subject to the landlord's completion, to its satisfaction, of due diligence regarding Tulix. The cancellation of our lease would be more favorable to us than an arrangement by which we sublet the property to Tulix because we would no longer be party to the lease and therefore would no longer be responsible for any lease payments if Tulix were to fail to pay.

     Our Licensed Technology Division will be managed from offices that we currently lease on a month-to-month basis in Ridgefield, Connecticut. We believe that we will be able to find suitable facilities following the completion of the Asset Sale with no material adverse effect on the Company.

     We have abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease that expired in January 2003, and abandoned an office in Atlanta. As of December 31, 2002, we have an accrual for real estate disposition liabilities of approximately $206,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.

Legal Proceedings

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 we reached a settlement with Properties Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February thru August, 2003. We have complied with this agreement and have paid the full amount of the settlement.


     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

Information About Tulix

Description of Tulix


     Tulix was incorporated under the laws of the State of Georgia in January 2002 for the purpose of acquiring the assets used in our hosting and web site maintenance business. Timothy R. Robinson was the incorporator of Tulix and serves as its registered agent. Tulix has informed the Company that as of September 30, 2003, Tulix had assets of $20,000 in cash. This amount was contributed by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to capitalize Tulix. Tulix has informed us that it has no liabilities or business history and has been formed for the purpose of acquiring the Assets. If the Asset Sale is completed, Tulix will own and operate the hosting and web site maintenance business that we now own and operate. Tulix has represented to us that Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, as of September 30, 2003, own in the aggregate 100% of the outstanding capital stock of Tulix. Each will also be a director and officer of Tulix. Mr. Robinson is also a director of the Company and serves our Executive Vice President and Chief Financial Officer. Mr. Bokuchava serves as a director and the President of Tulix. He is also a director of the Company and our Chief Technical Officer. Ms. Doijashvili serves as a director and vice president of Tulix. She is also a director of the Company and our Director of Technical Services. Mr. Robinson does not own any shares of Common Stock of the Company, although he holds options to acquire 150,000 shares of our Common Stock. Mr. Bokuchava beneficially owns 64,559 shares of Common Stock of the Company, and Ms. Doijashvili beneficially owns 50,668 shares of Common Stock of the Company. Each of Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili has advised the Company that he or she intends to abstain from voting on the Asset Sale. We expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from their positions with the Company upon completion of the Asset Sale, although they have indicated a willingness to remain on the Board of Directors for a short transition period if requested. If the Asset Sale is completed, we have been informed that our other employees also intend to resign from the Company and go to work for Tulix.


Description of Property

     At this time, Tulix does not have any office space. If the Asset Sale is completed, we intend to assign to Tulix our lease for approximately 7,000 square feet at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305. This lease expires in October 2004.

Legal Proceedings

     Tulix has informed us that it is not a party to any material legal proceedings. From time to time, it may become involved in various routine legal proceedings incidental to the conduct of our business.

Tulix Financial Statements

     Tulix is a Georgia corporation that has been recently formed for the purpose of acquiring the assets used in the hosting and web site maintenance business of HomeCom. Because Tulix is a newly-formed entity, we have not provided any financial information for Tulix. Tulix has been capitalized with a total of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and, if the Asset Sale is completed, will have assets consisting of the assets acquired from HomeCom and $20,000.

Description of the Tulix Business Following the Asset Sale

     The hosting and web site maintenance business currently consists of a small number of hosting clients, minimal hourly maintenance work, and the administration and maintenance of the Roadrunner application. Tulix has informed us that it intends to use these operations to establish a new small business, aimed at a new marketplace and offering a new product not previously offered by HomeCom. Tulix plans to develop and offer a new internet-based community software system ("Community"). The Community will be offered and targeted toward small to medium-sized internet service providers ("ISP"). The system will allow ISP's to offer their users a community that has features such as a message board and chat and that also allows them to build their own web sites. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated that they do not have any reason to believe that they will be more successful running the hosting and website maintenance business than the Company has been. However, given that the Board of Directors has determined that it is in the best interests of the Company to dispose of this business, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili are willing to invest an aggregate of $20,000 in Tulix and are willing to devote their time to Tulix with the hope that the business will be viable as a stand-alone business.

     The resources necessary for Tulix to produce and successfully market the Community product are: the principals of Tulix and their skills and willingness to take the financial risk necessary to develop and market the product, the experience of technicians and business personnel acquainted with the principals, and the network operations facility assumed from HomeCom.

     The principals of Tulix do not feel that Tulix will be a viable business without Roadrunner as a customer. Even if Roadrunner remains a customer, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili believe that additional measures will be needed for the business to survive. By operating the business as a private company rather than a public company, they hope to reduce the legal and accounting costs associated with the business because Tulix will not be required to comply with the securities laws. In addition, the principals expect to take pay reductions and may seek new sources of capital.

SELECTED HISTORICAL FINANCIAL STATEMENTS

     Accompanying this Proxy Statement are copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

SELECTED FINANCIAL DATA

     The following selected financial data of HomeCom should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes, all of which are included in the copy of our Annual Report on Form 10-K for the year 2002 enclosed herewith as Exhibit E.

                                                             Year Ended December 31,
                                     -------------------------------------------------------------------------
                                         1998          1999             2000          2001           2002
                                     ------------ --------------  -------------- -------------  --------------
Statement of Operations Data:
Revenues                              $2,481,905   $  3,907,282     $ 4,509,977   $ 1,279,486    $ 1,484,836
Cost of revenues                       2,085,598        951,406       2,722,309     1,007,430      1,036,961
                                     ------------  ------------     -----------   -----------    -----------
Gross profit                             396,307      2,955,876       1,787,668       272,056        447,875
                                     ------------  ------------     -----------   -----------    -----------
Operating expenses:
  Sales and marketing                  1,142,222      2,878,302       1,944,020           858
  Product development                    633,268        315,809         321,259
  General and administrative           2,896,287      3,765,514       1,182,192       770,659        517,323
  Depreciation and amortization          542,269      1,757,124       1,605,345
  Asset Impairment                                                    1,436,078       493,905         52,584
                                     -----------   ------------     -----------   -----------    -----------
      Total operating expenses         5,214,046      8,716,749       6,488,894     1,265,422        569,907
                                     -----------   ------------     -----------   -----------    -----------
Operating loss                        (4,817,739)    (5,760,873)     (4,701,226)     (993,366)      (122,032)
Other expenses (income):
  Gain on sale of division            (4,402,076)
  Interest expense                       445,216         32,583          (5,981)
  Other expense (income), net           (166,917)      (103,175)        (90,793)     (146,362)       (26,637)
                                     -----------   ------------     -----------   -----------    -----------
Loss from continuing operations         (693,962)    (5,690,281)     (4,604,452)     (847,004)       (95,395)
  before income  taxes
Income tax provision (benefit)                --             --              --            --             --
                                     -----------   ------------     -----------   -----------    -----------
Loss from continuing operations         (693,962)    (5,690,281)     (4,604,452)     (847,004)       (95,395)
Loss from discontinued operations       (510,178)    (4,630,508)     (1,755,898)
Gain (loss) on disposal of business
  segment                                             1,144,591      (3,000,377)      394,543
                                     -----------   ------------     -----------   -----------    -----------
Loss                                  (1,204,140)    (9,176,198)     (9,360,727)     (452,461)       (95,395)
Deemed preferred stock dividend         (666,667)    (2,557,466)     (1,526,728)     (708,778)      (706,733)
                                     -----------   ------------     -----------   -----------    -----------
Loss applicable to common
 shareholders                        $(1,870,807)  $(11,733,664)   $(10,887,455)  $(1,161,239)   $  (802,128)
                                     ===========   ============     ===========   ===========    ===========
Loss per common share--basic and
diluted
  Continuing operations               $    (0.16)  $      (0.90)    $     (0.72)  $     (0.16)   $     (0.05)
  Discontinued operations                  (0.28)         (0.96)          (0.55)         0.04
                                     -----------   ------------     -----------   -----------    -----------
      Total                           $    (0.44)  $      (1.86)    $     (1.27)  $     (0.12)   $     (0.05)
                                     ===========   ============     ===========   ===========    ===========
Weighted average common shares
  outstanding                          4,287,183      6,324,791       8,549,693     9,869,074     14,999,157
                                     ===========   ============     ===========   ===========    ===========

                                      -----------------------------------------------------------------------
                                          1998          1999           2000            2001          2002
                                      ------------ -------------- --------------  -------------- ------------
Balance Sheet Data:
Working capital (deficit)              $2,265,725   $  1,033,802   $   (823,406)   $   (960,154) $(1,705,568)
Total assets                            4,565,490     10,535,718      2,528,973         665,391      507,554
Long-term obligations                      88,242        315,275        357,757
Total liabilities                       1,117,041      2,930,600      2,298,013       1,533,124    2,109,069
Redeemable Preferred Stock                             1,624,920        251,750         251,750      251,750
Stockholders' equity (deficit)         $3,448,449   $  5,980,198   $    (20,790)   $ (1,119,483) $(1,853,265)


                                       32

PRO-FORMA FINANCIAL STATEMENTS

     The tables below set forth the historical balance sheets and results of operations for the Company for the fiscal year ended December 31, 2002 and the unaudited balance sheet and results of operations for the nine months ended
September 30, 2003 and the unaudited balance sheet and results of operations of the Company as of those dates on a pro-forma basis. These unaudited pro-forma financial statements are not necessarily indicative of results that actually would have occurred if the transaction had been in effect as of and for the periods presented or the results that may be achieved in the future. The adjustments related to the pro-forma balance sheet assume the transaction was consummated at September 30, 2003, while adjustments to the pro-forma statements of operations assume the transaction was consummated at January 1, 2002. These statements should be read in conjunction with the description of the proposed sale described elsewhere in this Proxy Statement, and the financial statements of the Company included in the Company's form 10-Q for the quarter ended
September 30, 2003, included as a part of Exhibit D to this Proxy Statement, and Form 10-K for the year ended December 31, 2002, included as Exhibit E to this Proxy Statement.

                                                    HOMECOM COMMUNICATIONS, INC.
                                   Unaudited Historical and Pro-forma Statements of Operations

                                                  Year Ended December 31,                     Nine Months Ended September 30,
                                                         2002                                             2003
                                     ----------------------------------------------    --------------------------------------------
                                          HOMECOM      Pro-forma         HOMECOM        HOMECOM         Pro-forma         HOMECOM
                                        Historical    Adjustments       Pro-forma      Historical       Adjustments     Pro-forma
                                                          (1)                                              (1)
                                       ------------   -----------      ------------    ------------    -------------   ------------
Revenues                               $  1,484,836    $  1,484,836    $               $  1,227,745       1,219,499     $     8,246

Cost of Revenues                          1,036,961       1,036,961                         818,300         685,032         133,268
                                       ------------    ------------    ------------    ------------    ------------     -----------
GROSS PROFIT                                447,875         447,875                         409,445         534,467        (125,022)
                                       ------------    ------------    ------------    ------------    ------------     -----------

OPERATING EXPENSES:
   Sales and marketing
   Product development
   General and administrative               517,323         329,874         187,449         439,637         287,421         152,216
   Depreciation and amortization                                                             65,748                          65,748
   Asset Impairment Charge                   52,584                          52,584
                                       ------------    ------------    ------------    ------------    ------------     -----------
     Total operating expenses               569,907         329,874         240,033         505,385         287,421         217,964
                                       ------------    ------------    ------------    ------------    ------------     -----------
OPERATING INCOME (LOSS)                    (122,032)        118,001        (240,033)        (95,940)        247,046        (342,986)
OTHER EXPENSES (INCOME)
   Interest Expense                                                                         239,732                         239,732
   Other income, net                        (26,637)                        (26,637)        (90,748)                        (90,748)
CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE, NET OF
   TAX                                                                                      802,730                         802,730
                                       ------------    ------------    ------------    ------------    ------------     -----------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES              (95,395)        118,001        (213,396)     (1,047,654)        247,046      (1,294,700)
                                       ============    ============    ============    ============    ============     ===========

EARNINGS (LOSS) PER SHARE BEFORE
TAXES AND DEEMED DIVIDEND - BASIC
AND DILUTED                            $    (0.006)    $      0.008    $     (0.014)   $     (0.070)   $       0.01     $    (0.086)

WEIGHTED NUMBER OF SHARES OUTSTANDING   14,999,157       14,999,157       14,999,157     14,999,157      14,999,157      14,999,157


Notes to Pro-forma Statements of Operations:

     1.   The Pro-forma Adjustments represent the sale of the Internet Services Division, leaving the Licensed Technology Division and general corporate overhead.

                                       33

                                                HOMECOM COMMUNICATIONS, INC.
                              Unaudited Historical and Pro-forma Balance Sheets as of September 30, 2003

                                                                       HOMECOM            Pro-forma            HOMECOM
                                                                      Historical          Adjustments          Pro-forma
                                                                                            (1)(2)                 (3)
                                                                     ------------        ------------        ------------
                                                         ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                         $     85,784              50,000              35,784
   Accounts receivable, net                                               258,949              70,000             188,949
                                                                     ------------        ------------        ------------
     Total current assets                                                 344,733             120,000             224,733
Prepaid Expenses                                                           42,029                                  42,029
Furniture, fixtures and equipment held for sale                           105,624             105,624
Licensed technology rights, net                                           920,475                                 920,475
Note Receivable from Tulix                                                                    (70,000)             70,000
Investment in Tulix                                                                           (25,594)             25,594
                                                                     ------------        ------------        ------------
     Total assets                                                    $  1,412,861             130,030           1,282,831
                                                                     ============        ============        ============


                                           LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                             $  2,417,271               5,000           2,412,271
                                                                     ------------        ------------        ------------
     Total current liabilities                                          2,417,271               5,000           2,412,271
   Note payable                                                           175,000                                 175,000
   Convertible preferred stock                                          6,442,133                               6,442,133
                                                                     ------------        ------------        ------------
     Total liabilities                                                  9,034,404               5,000           9,029,404
                                                                     ------------        ------------        ------------

STOCKHOLDERS' DEFICIT:
   Common stock, $.0001 par value, 15,000,000 shares
     authorized, 14,999,156 shares issued and outstanding at
     March 31, 2003 and December 31, 2002                                   1,500                                   1,500
   Preferred stock, Series H, $.01 par value, 13,500 shares
     authorized, 13,500 shares issued and outstanding at
     September 30, 2003, convertible, participating,
     $13,500,000 liquidation value at September 30, 2003                      135                                     135
   Treasury stock, 123,695 shares at March 31, 2003 and
     December 31, 2002                                                     (8,659)                                 (8,659)
   Additional paid-in capital                                          19,228,821                              19,228,821
   Accumulated deficit                                                (26,843,340)            125,030         (26,968,370)
                                                                     ------------        ------------        ------------
     Total stockholder's equity (deficit)                              (7,621,543)            125,030          (7,746,573)
                                                                     ------------        ------------        ------------
     Total liabilities and stockholder's equity                      $  1,412,861             130,030           1,282,831
                                                                     ============        ============        ============

Notes to Pro-forma Balance Sheet:

     1. The Pro-forma Adjustments represent the sale of the Internet Services Division, leaving the Licensed Technology Division and general corporate overhead.

     2. HomeCom will account for its investment in Tulix using the cost method. There are no mechanisms that will allow HomeCom to exercise any significant influence or control over the operating or financial policies of Tulix. The value assigned to the investment in Tulix was calculated by adding (i) 15% of the historical value of the HomeCom assets less the liabilities to be assumed by Tulix and (ii) 15%, or $3,000, of the initial capitalization of Tulix. We believe that this amount approximates fair value.

     3. The total amount of our outstanding debts is approximately $2.4 million, including approximately $2.0 million of accrued penalties payable to the holders of our preferred stock. The holder of our Series C, Series D and Series E preferred stock has agreed to accept payment of these penalties in shares of common stock instead of cash.

Forward-Looking Statements

     This Proxy Statement contains certain statements, such as statements regarding HomeCom's future plans, that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including certain statements concerning our expectations, beliefs, or strategies regarding future revenues and operations, and certain statements concerning our future business plans. When used in this Proxy Statement, the words "expects", "believes," "intends," "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Such risks and uncertainties include things such as changes in the value and condition of our assets, the loss of key personnel, whether we are able to complete the proposed transactions described in the Proxy Statement, a change in control of the Company or changes in financial markets and general, economic conditions. Reference is also made in particular to the discussion set forth in our Registration Statements on Forms S-1 (File Nos. 333-12219, 333-42599, 333-45383, 333-8637, 333-88491, and 333-56795) and S-3 (333-73123 and 333-81581).

          PROPOSAL 2: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

     The Board of Directors has adopted a resolution and recommends to the Stockholders for their adoption and approval an amendment to the Company's Certificate of Incorporation to change the name of the Company from "HomeCom Communications, Inc." to "Global Matrechs, Inc."

Purpose of Proposed Change of Name

     Following the Asset Sale, we will no longer conduct any business that has historically been associated with the "HomeCom Communications" name. Moreover, the business that is currently associated with the HomeCom name will be owned and operated by Tulix, and we believe that confusion would likely result if we continue to call our company "HomeCom Communications" while another company owns and operates the business associated with the "HomeCom Communications" name. Moreover, a new name signifies that the Company has decided to enter a new business, which we have done through the licensing of the technologies that we currently license from Eurotech. Accordingly, management believes that a change of the corporate name to "Global Matrechs, Inc." is appropriate and recommends a vote for the adoption of the amendment to the Certificate Incorporation.

Amendment to Certificate of Incorporation

     If approved, Article I of our Certificate of Incorporation would be restated in its entirety as follows:

                                       "I.

              The name of the Corporation is Global Matrechs, Inc."

     The form of amendment to the Certificate of Incorporation to amend Article I of our Certificate of Incorporation changing the name from "HomeCom Communications, Inc." to "Global Matrechs, Inc." is included in Exhibit B attached hereto.

Vote Required and Board Recommendation

     The adoption and approval of the amendment to the Certificate of Incorporation requires approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of the Common Stock). If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time consistent with an orderly transition to the new name.

     Upon the effective date of the name change we will take action to change the stock trading symbol for our Common Stock. Stock certificates representing the Common Stock issued prior to the effective date of the change in the corporate name to "Global Matrechs, Inc." will continue to represent shares in the Company, remain authentic, and will not be required to be returned to us or to our transfer agent for reissuance. New stock certificates issued upon transfer of shares of Common Stock after the name change will bear the name "Global Matrechs, Inc.", and will have a new CUSIP number. Delivery of existing stock certificates will continue to be accepted in transactions made by a Stockholder after the corporate name is changed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

          PROPOSAL 3: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has approved, and is recommending to the Stockholders for approval at the Special Meeting of Stockholders, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock which we are authorized to issue from fifteen million (15,000,000) shares to three hundred million (300,000,000) shares. The Board of Directors has determined that this amendment is advisable and should be considered at the Special Meeting of Stockholders.

Purposes and Effects of Proposed Increase in the Number of Shares of Common
Stock.

     The proposed amendment would increase the number of shares of Common Stock which we are authorized to issue from 15,000,000 shares to 300,000,000 shares. The additional 285,000,000 shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares Common Stock presently issued and outstanding. At September 30, 2003, 14,999,157 shares of Common Stock were outstanding.


     The Board of Directors believes it is necessary to increase the number of shares of Common Stock we are authorized to issue. We are not in compliance with the Certificates of Designations governing our Series B, Series C, Series D, Series E, Series G and Series H Preferred Stock, which require that we have a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of those series. We are also not in compliance with the terms of our outstanding options and warrants, which also require that we have authorized but unissued shares of common stock available for issuance upon exercise. As of September 30, 2003, the aggregate liquidation value of the outstanding shares of our preferred stock was approximately $20,017,269. If the outstanding shares of B, C, D, E and G preferred stock were to be converted into shares of common stock as of such date, assuming a market price for the common stock of $.045, and our series H stock converted at 10,000 shares of common stock per preferred share, we would be obligated to issue in excess of 309,134,851 shares of common stock upon such conversions. As such, the 15,000,000 shares of common stock that we are currently authorized to issue are insufficient. Please note that we may have an insufficient number of authorized but unissued shares of common stock available even if the proposed amendment is approved. Obviously, we cannot predict how our stock price may change in the future, and we therefore cannot predict how many shares of common stock will be issuable upon conversion of our preferred stock. Also, please note that the proposed reverse stock split described in "Proposal 5: Authorization for the Board of Directors to Cause a Reverse Split of the Company's Common Stock," at page 61 is intended to enable the Board of Directors to address this concern if and when the Board determines that it is appropriate to do so.


     The Board of Directors also seeks your approval of this amendment because the License and Exchange Agreement and the Private Equity Agreement require that we adopt the changes set forth in this proposal. We need your approval to adopt those changes. If we are unable to adopt those changes, we will be in breach of these agreements, and we may become liable for damages related thereto.

     The increase in the number of shares of Common Stock that we are authorized to issue will not have any immediate effect on the rights of existing Stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock, including upon conversion of outstanding shares of preferred stock and upon exercise of outstanding options and warrants, without requiring future Stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable law and regulations. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing Stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing Stockholders for their shares, could be dilutive to our existing Stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

     The proposed increase in the number of authorized shares could make a change in control by a third party more difficult. The issuance of additional common stock, whether upon conversion of outstanding securities or otherwise, could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares of Common Stock could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board of Directors has not presented this proposal with the intention that the increase in the authorized shares of Common Stock be used as a type of anti-takeover device.


     The proposed increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could also result in a small number of stockholders owning a significant percentage of the outstanding shares of our common stock. If the stockholders approve the proposal, holders of outstanding shares of convertible preferred stock will be able to convert their shares of preferred stock into shares of common stock within prescribed limits (each holder of our Series B, Series C, Series D and Series E preferred shares is prohibited by its respective Certificate of Designations from converting preferred shares into common shares if such conversion would result in that stockholder beneficially owning more than 4.9% of the outstanding shares of common stock and each holder of our Series G and Series H preferred stock is prohibited by its respective Certificate of Designations from converting preferred shares into common shares if such conversion would result in that stockholder beneficially owning more than 9.9% of the outstanding shares of common stock) and we may seek to sell shares to Brittany pursuant to our Private Equity Credit Agreement with Brittany (the Private Equity Credit Agreement restricts our sales to Brittany if those sales would result in Brittany owning more than 9.9% of the outstanding shares of our common stock). A significant number of shares could be issued to a small number of stockholders within these ownership limitations. Moreover, these ownership restrictions pertain only to the identified parties and do not apply to someone who acquires shares of common stock from any of such parties. Thus, the proposal may make it possible for a small number of stockholders to obtain a significant equity position in, and to exert significant influence over, the Company.


Dilutive Impact of Subsequent Issuances and Sales of Common Stock


     Currently, 14,999,157 shares of common stock are outstanding. The outstanding shares of our Series B, Series C, Series D, Series E, Series G and Series H Preferred Stock are convertible (based on a hypothetical market price for the common stock of $.045) into 309,134,851 shares of Common Stock. Outstanding options and warrants are exercisable for 525,919 shares of common stock. Certain holders of our Series B, Series C, Series D and Series E preferred stock have agreed to accept shares of common stock as payment for approximately $2.0 million of accrued penalties, and, as such, we are currently obligated to issue approximately 44,000,000 shares of Common Stock to these persons (again, assuming a hypothetical market price for the common stock of $.045). If we issue some or all of these shares, the interests of the existing holders of our common stock will be diluted significantly. Moreover, we have entered into registration rights agreements with several of our investors and have agreed to enter into registration rights agreements with other holders of our securities. If we register the sale of shares of common stock pursuant to those agreements, and if the holders of those securities sell shares of common stock into the public market, the market price of our common stock could decline significantly.

Impact of Proposal on Mandatory Conversion Provisions of Preferred Stock

     In March 2002, the outstanding shares of our Series B preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series B preferred stock; in July 2002, the outstanding shares of our Series C preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series C preferred stock; in September 2002, the outstanding shares of our Series D preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series D preferred stock; and in April 2003, the outstanding shares of our Series E preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series E preferred stock. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of preferred stock, no shares of preferred stock have been converted pursuant to these provisions.


     The holder of our Series C, Series D and Series E preferred stock has agreed to waive the mandatory conversion provisions of the Series C, Series D and Series E preferred stock and to vote in favor of an amendment to the respective Certificates of Designations governing those series to delete the mandatory conversion provisions from those Certificates of Designations. The Company is seeking the approval of an amendment to each of the Certificates of Designations governing those series of Preferred Stock to implement this change. See "Proposal 6: Amendment to Extend the Mandatory Conversion Dates of Series B, Series C, Series D and Series E Preferred Stock" at page 66. If these amendments are approved, we will not have any obligation to issue shares of common stock pursuant to the mandatory conversion provisions of our Series B, Series C, Series D and Series E preferred stock. However, if one or all of these amendments are not approved, we may become obligated to issue a large number of shares of common stock upon approval of this Proposal 3.


Amendment to Certificate of Incorporation.

     If approved, the first sentence of Article IV of our Certificate Incorporation would be amended and restated in its entirety as follows:

                                      "IV.

                  The total number of shares of capital stock which the Corporation is authorized to issue is Three Hundred One Million (301,000,000), divided into two classes as follows:

          (1) Three Hundred Million (300,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

          (2) One Million (1,000,000) shares of preferred stock, $.01 par-value ("Preferred Stock")."

The Certificate of Incorporation will remain the same in all other respects. The form of the amendment to the Certificate of Incorporation is included in Exhibit B attached hereto.

Conflict of Interest

     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. Subsequently, Eurotech surrendered and cancelled its shares of Series F preferred stock for the right to receive shares of Series H preferred stock, which we issued on September 30, 2003. These shares of Series H preferred stock are convertible into shares of common stock as described herein, but we do not currently have available a sufficient number of authorized but unissued shares of common stock to permit conversion. As such, this amendment will benefit Eurotech in that it may permit Eurotech to convert shares of Series H preferred stock into shares of common stock. See "Proposal 1: Sale of Substantially All the Assets; Recent Developments; Eurotech Transaction." Randolph Graves is an officer, director and shareholder of Eurotech and Don Hahnfeldt, formerly an officer and director of HomeCom, was also an officer, director and shareholder of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Dr. Graves and, formerly, Mr. Hahnfeldt have abstained from the vote of the Board of Directors.

Vote Required and Board Recommendation.

     The affirmative vote of holders of a majority of the outstanding shares of Capital Stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of our Common Stock) is required to approve the proposed amendment.

THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

Description of Capital Stock

     Our authorized capital stock consists of 15,000,000 shares of common stock, $.0001 par value, and 1,000,000 shares of preferred stock, $.01 par value. As of September 30, 2003, there were outstanding 14,999,157 shares of common stock held of record by 112 record holders. Of the authorized preferred stock, 20,000 shares have been designated Series A convertible preferred stock, none of which are presently outstanding, 125 shares have been designated Series B convertible preferred stock, 17.813 shares of which are presently outstanding and held by three record holders, 175 shares have been designated Series C convertible preferred stock, 90.479 shares of which are presently outstanding and are held by one record holder, 75 shares have been designated Series D convertible preferred stock, 1.291 of which are presently outstanding and are held by one record holder, 107 shares have been designated Series E convertible preferred stock, 106.35 of which are presently outstanding and are held by one record holder, 13,500 shares have been designated as Series H convertible preferred stock, all of which are presently outstanding and held of record by three shareholders, and 1,069 shares have been designated as Series G convertible preferred stock, all of which are issued and outstanding and held of record by one shareholder.

Common Stock

     Holders of shares of common stock are entitled to one vote per share for the election of directors and all matters to be submitted to a vote of the stockholders. Subject to the rights of any holders of preferred stock, the holders of shares of common stock are entitled to share ratably in any dividends as may be declared by the board of directors out of legally available funds. In the event of our dissolution, liquidation or winding up, holders of shares of common stock are entitled to share ratably in all assets remaining after payment of all liabilities and the aggregate liquidation preference of outstanding shares of preferred stock. Holders of shares of common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable.

Preferred Stock

     Our restated certificate of incorporation authorizes the issuance of preferred stock with designations, rights and preferences determined from time to time by the board of directors. Accordingly, the board of directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, conversion, voting and other rights that could adversely affect the voting power or other rights of the holders of common stock.

Series B Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 125 shares of preferred stock as Series B convertible preferred stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 125 shares authorized by the board, 17.813 are currently outstanding. The stated value per share of the Series B preferred stock is $20,000. All shares of common stock are of junior rank to all Series B preferred shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series B preferred shares. The Series B preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock issued after the date on which we issued the Series B preferred stock. Without the prior express written consent of the holders of at least a majority of the then outstanding Series B preferred shares, we will not authorize or issue capital stock that is of senior or equal rank to the Series B preferred shares regarding the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series B preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or impair the rights or relative priority of the holders of the Series B preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series B preferred shares will maintain their relative powers, designations, and preferences, and no merger may result that is inconsistent with this provision.

     Holders of the Series B preferred stock are not entitled to receive dividends. If any Series B preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series B preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series B preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we pay simultaneously to each holder of Series B preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series B preferred shares been converted to common stock one business day before the record date for the dividend, and after giving effect to the payment of any dividend and any other required payments, including required payments to the holders of the Series B preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet; and

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series B preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series B preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series B preferred share equal to the sum of (i) $20,000 and (ii) a premium of 5% per year of the stated value from the date of issuance of the Series B preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series B preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series B preferred shares as to payments of this type, then each holder of Series B preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series B preferred shares have no voting rights, except as required by law, including the General Corporation Law of the State of Delaware.

     Each share of Series B preferred stock is convertible into the number of shares of our common stock, equal to the stated value, or $20,000, plus a premium of 5% per year of the stated value from the date of issuance of the Series B preferred stock, divided by the conversion price. The conversion price is equal to the lesser of:

     (1) the average closing bid prices of the common stock for any four consecutive trading days during the twenty-five consecutive trading day period ending on the day prior to the conversion; or

     (2) $5.23.

     Our Certificate of Incorporation required that any shares of Series B preferred stock that were outstanding on March 24, 2002, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series B preferred stock, no shares of Series B preferred stock have been converted pursuant to this provision. One holder of our Series B preferred stock has agreed to refrain from converting its shares of Series B preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000. As of September 30, 2003, the aggregate liquidation value of the shares of Series B preferred stock outstanding was approximately $436,772. If these shares of Series B preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 11,772,830 shares of common stock upon such conversions.

     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series B preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series B preferred stock continues to increase.

     Under the conversion price formula, the Series B preferred stock may, from time to time, be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series B preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series B preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series B preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series B preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series B preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series B preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     No shares of the Series B preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series B preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series B preferred stock was issued upon conversion of the Series B preferred stock in the absence of:

          o    the approval of the issuance by our stockholders; or

          o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     The Series B preferred stock is subject to redemption at our option at 120% of the principal amount of the stock being redeemed.

     We issued Series B preferred stock totaling $2,500,000 on March 25, 1999. The Series B preferred stock investors were issued 125 shares of preferred stock, having a stated value of $20,000 per share, and 225,000 warrants to purchase common stock at $5.70 per share. We paid offering costs of $216,250 cash plus 25,000 warrants to purchase common stock at $5.70 per share, resulting in net proceeds to us of $2,283,750 for the preferred shares and warrants.

Series C Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the Board has classified 175 shares of preferred stock as Series C convertible preferred stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 175 shares authorized by the Board, 90.479 shares are currently outstanding. The stated value per share of the Series C preferred stock is $20,000. All shares of common stock are to be of junior rank to all Series C preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series C preferred shares. Except for the Series B preferred stock, the Series C preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series C preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series C preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series C preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series C preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series C preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series C preferred stock are not entitled to receive dividends. If any Series C preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series C preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice has been given to holders of the Series C preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series C preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series C preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series C preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

          o all of our liabilities reflected on our most recently available balance sheet;

          o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

          o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series C preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series C preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series C preferred share equal to the sum of (i) $20,000 and (ii) a premium of 6% per year of the stated value from the date of issuance of the Series C preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series C preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series C preferred shares as to payments of this type, then each holder of Series C preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series C preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The Series C preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 6% per year. Each Series C preferred share is convertible into the number of shares of common stock determined dividing the stated value by the lower of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion.

     Our Certificate of Incorporation required that any shares of Series C preferred stock that were outstanding on July 22, 2002, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series C preferred stock, no shares of Series C preferred stock have been converted pursuant to this provision. However, the holder of the outstanding shares of our Series C preferred stock has agreed to waive its rights pursuant to this mandatory conversion provision and to vote in favor of Proposal 6 to amend the Series C Certificate of Designations to delete this mandatory conversion provision. This holder has also agreed to refrain from converting its shares of Series C preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000.

     As of September 30, 2003, the aggregate liquidation value of the shares of Series C preferred stock outstanding was approximately $2,263,201. If these shares of Series C preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 61,002,722 shares of common stock upon such conversions.

     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series C preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series C preferred stock continues to increase.

     Under the conversion price formula, the Series C preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series C preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series C preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series C preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series C preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series C preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series C preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through July 22, 2001, we had the right, under specified circumstances, to prohibit holders of the Series C preferred stock from exercising any conversion rights for up to 90 days. On August 2, 2000, we exercised that right by notice to the holder of the Series C preferred stock. We were required to compensate the holders of the Series C preferred stock in cash or in shares of common stock, although we did not do so.

     No shares of the Series C preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series C preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series C preferred stock was issued upon conversion of the Series C preferred stock in the absence of:

          o    the approval of the issuance by our stockholders; or

          o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series C preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.

     On July 28, 1999, we completed a private placement of $3,500,000 principal amount of our Series C convertible preferred stock and related warrants to purchase up to 59,574 shares of common stock. The Series C preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series D Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 75 shares of preferred stock as Series D Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 75 shares authorized by the board, 1.291 shares are currently outstanding. The stated value per share of the Series D preferred stock is $20,000. All shares of common stock are to be of junior rank to all Series D preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series D preferred shares. Except for the Series B preferred stock and the Series C preferred stock, the Series D preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series D preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series D preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series D preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series D preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series D preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series D preferred stock are not entitled to receive dividends. If any Series D preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series D preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series D preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series D preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series D preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series D preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

          o all of our liabilities reflected on our most recently available balance sheet;

          o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

          o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series D preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series D preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series D preferred share equal to the sum of (a) $20,000 and (b) a premium of 6% per year of the stated value from the date of issuance of the Series D preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series D preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series D preferred shares as to payments of this type, then each holder of Series D preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series D preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The Series D preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 6% per year. Each Series D preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the stated value by the lower of (a) $5.875, and
(b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion.

     Our Certificate of Incorporation required that any shares of Series D preferred stock that were outstanding on September 26, 2002, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series D preferred stock, no shares of Series D preferred stock have been converted pursuant to this provision. However, the holder of the outstanding shares of our Series D preferred stock has agreed to waive its rights pursuant to this mandatory conversion provision and to vote in favor of Proposal 6 to amend the Series D Certificate of Designations to delete this mandatory conversion provision. This holder has also agreed to refrain from converting its shares of Series D preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000.

     As of September 30, 2003, the aggregate liquidation value of the shares of Series D preferred stock outstanding was approximately $32,030. If these shares of Series D preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 863,342 shares of common stock upon such conversions.

     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series D preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series D preferred stock continues to increase.

     Under the conversion price formula, the Series D preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series D preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series D preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series D preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series D preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series D preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series D preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through September 27, 2001, we had the right, under specified circumstances, to prohibit holders of the Series D preferred stock from exercising any conversion rights for up to 90 days. If we had exercised that right, we would have been required to compensate the holders of the Series D preferred stock in cash or in shares of common stock.

     No shares of the Series D preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series D preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series D preferred stock was issued upon conversion of the Series D preferred stock in the absence of:

          o    the approval of the issuance by our stockholders; or

          o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series D preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price after 120 days from the issuance date.

     On September 28, 1999, we completed a private placement of $1,500,000 principal amount of our Series D convertible preferred stock and related warrants to purchase up to 25,000 shares of common stock. The Series D preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series E Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 107 shares of preferred stock as Series E Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 107 shares authorized by the board, 106.35 shares are currently outstanding. The stated value per share of the Series E preferred stock is $20,000. All shares of common stock are to be of junior rank to all Series E preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series E preferred shares. Except for the Series B preferred stock, the Series C preferred stock, and the Series D preferred stock, the Series E preferred shares rank senior to subsequently-issued shares of any series of common or preferred stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series E preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series E preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series E preferred shares, we will not hereafter authorize or make any amendment to the our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series E preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into anther corporation, the Series E preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series E preferred stock are not entitled to receive dividends. If any Series E preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series E preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series E preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series E preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series E preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series E preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

          o all of our liabilities reflected on our most recently available balance sheet;

          o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

          o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series E preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series E preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series E preferred share equal to the sum of (i) $20,000 and (ii) a premium of 8% per year of the stated value from the date of issuance of the Series E preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of Series E preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series E preferred shares as to payments of this type, then each holder of Series E preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series E preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The Series E preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 8% per year. Each Series E preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the stated value by the lower of (a) $3.53, and (b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion.

     Our Certificate of Incorporation required that any shares of Series E preferred stock that were outstanding on April 14, 2003, be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series E preferred stock, no shares of Series E preferred stock have been converted pursuant to this provision. However, the holder of the outstanding shares of our Series E preferred stock has agreed to waive its rights pursuant to this mandatory conversion provision and to vote in favor of Proposal 6 to amend the Series E Certificate of Designations to delete this mandatory conversion provision. This holder has also agreed to refrain from converting its shares of Series E preferred stock into shares of common stock until our Certificate of Incorporation has been amended to increase the number of shares of common stock that we are authorized to issue to at least 150,000,000.


     As of September 30, 2003, the aggregate liquidation value of the shares of Series E preferred stock outstanding was approximately $2,716,266. If these shares of Series E preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 73,214,717 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series E preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series E preferred stock continues to increase.

     Under the conversion price formula, the Series E preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series E preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series E preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series E preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series E preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series E preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series E preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through April 14, 2002, we had the right, under specified circumstances, to prohibit holders of the Series E preferred stock from exercising any conversion rights for up to 90 days. If we had exercised that right, we would have been required to compensate the holders of the Series E preferred stock in cash or in shares of common stock.

     No shares of the Series E preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series E preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series E preferred stock was issued upon conversion of the Series E preferred stock in the absence of:

          o    the approval of the issuance by our stockholders; or

          o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the Series E preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.

     On April 14, 2000, we completed a private placement of $2,127,000 principal amount of our Series E convertible preferred stock and related warrants to purchase up to 66,667 shares of common stock. The Series E preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series G Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 1,069 shares of preferred stock as Series G Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 1,069 shares authorized by the board, 1,069 shares have been issued and are currently outstanding. All shares of common stock are to be of junior rank to all Series G preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series G preferred shares. Except for the Series B preferred stock, the Series C preferred stock, the Series D preferred stock, the Series E preferred stock and the Series H preferred stock (the Series H preferred stock is of equal rank with the Series G preferred stock), the Series G preferred stock will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series G preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series G preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series G preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series G preferred stock are not entitled to receive dividends. If any Series G preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series G preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series G preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series G preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series G preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series G preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

          o all of our liabilities reflected on our most recently available balance sheet;

          o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

          o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series G preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series G preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series G preferred share equal to $1,000; provided that, if the funds are insufficient to pay the full amount due to the holders of Series G preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series G preferred shares as to payments of this type, then each holder of Series G preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series G preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware and except as otherwise provided in the Certificate of Designations. Among other approval rights, the Certificate of Designations provides that the Company may not change the Series G Certificate of

Designations or the Certificate of Incorporation so as to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series G preferred shares without the approval of at least two-thirds of the then-outstanding Series G shares.

     Each Series G preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the liquidation value ($1,000) by the conversion price. The conversion price is determined by multiplying 82.5% by the average of the closing bid prices for the five trading days prior to the date of conversion.

     As of September 30, 2003, the aggregate liquidation value of the shares of Series G preferred stock outstanding was approximately $1,069,000. If these shares of Series G preferred stock were to be converted into shares of common stock as of such date, assuming that the average closing bid price of the common stock for the preceding five trading days was $.045, we would be obligated to issue in excess of 28,814,016 shares of common stock upon such conversions.

     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of Series G preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of Series G preferred stock continues to increase.

     Under the conversion price formula, the Series G preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of Series G preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of Series G preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of Series G preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the Series G preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of Series G preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of Series G preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     No shares of the Series G preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 9.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series G preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series G preferred stock was issued upon conversion of the Series G preferred stock in the absence of:

          o    the approval of the issuance by our stockholders; or

          o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     The Series G preferred shares were sold in reliance on Section 4(2) of the Securities Act.

Series H Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 13,500 shares of preferred stock as Series H Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the Certificate of Designations filed with the State of Delaware. Of the 13,500 shares authorized by the board, 13,500 shares have been issued and are currently outstanding. All shares of common stock are to be of junior rank to all Series H preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the Series H preferred shares. Except for the Series B preferred stock, the Series C preferred stock, the Series D preferred stock, the Series E preferred stock, and the Series G Preferred Stock, the Series H preferred stock will be of greater rank than any series of common or preferred stock issued by us in the future (the Series H preferred stock is of equal rank with the Series G preferred stock). Without the prior express written consent of the holders of not less than a majority of the then outstanding Series H preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series H preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than two-thirds of the then outstanding Series H preferred shares, we will not hereafter authorize or make any amendment to the our certificate of incorporation containing any provisions which would amend, alter, change or repeal any of the powers, designations, preferences or rights of the Series H preferred shares. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series H preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series H preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the Series H preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the Series H preferred stock are not entitled to receive dividends. If any Series H preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding Series H preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the Series H preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of Series H preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's Series H preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the Series H preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

          o all of our liabilities reflected on our most recently available balance sheet;

          o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

          o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the Series H preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the Series H preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Series H preferred share equal to $1,000; provided that, if the funds are insufficient to pay the full amount due to the holders of Series H preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the Series H preferred shares as to payments of this type, then each holder of Series H preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series H preferred shares are not entitled to vote.

     Each Series H preferred share is convertible, at the option of the holder, into 10,000 shares of common stock. The Certificate of Designations provides, however, that the shares of Series H preferred stock will only become convertible at such time as if the Company has a sufficient number of authorized but unissued shares of common stock available to support conversion of the outstanding shares of all series of preferred stock.

     No shares of Series H preferred stock may be converted if , following such conversion, the holder of Series H Shares would beneficially own Shares of Common Stock (excluding, for purposes of such calculation, unconverted Series H Shares) in excess of 9.9% of the outstanding shares of Common Stock. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the Series H preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the Series H preferred stock was issued upon conversion of the Series H preferred stock in the absence of:

          o    the approval of the issuance by our stockholders; or

          o    a waiver by NASDAQ of the provisions of that rule.

     Because our common stock is no longer quoted on the NASDAQ National Market, we are no longer subject to this rule.

     We issued shares of Series H preferred stock in reliance on the exemptions from registration provided by Section 3(a)(9) and Section 4(2) of the Securities Act.

Warrants

     In connection with the completion of the sale of Series B convertible preferred stock, we issued Series B convertible preferred stock warrants to the holders of our Series B Preferred Stock. These warrants represent the right to acquire an aggregate of 250,000 shares of common stock, each with an exercise price per share equal to $5.70 per share. The exercise price of these warrants is subject to adjustment under specified circumstances. The Series B convertible preferred stock warrants will expire on March 24, 2004, if not earlier exercised.

     In connection with the sale of the Series C convertible preferred stock, we issued Series C preferred stock warrants to the holders of our Series C Preferred Stock. These warrants represent the right to acquire an aggregate of up to 59,574 shares of common stock. The warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment. We also issued warrants to acquire an aggregate of 77,000 shares of common stock having an exercise price per share equal to $5.813, subject to adjustment. These warrants will expire on July 30, 2004.

     In connection with the sale of the Series D convertible preferred stock, we issued Series D preferred stock warrants to the holders of our Series D preferred stock. These warrants represent the right to acquire an aggregate of up to 25,000 shares of common stock. The warrants expire on September 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment.

     In connection with the sale of the Series E convertible preferred stock, we issued Series E preferred stock warrants to the holders of our Series E preferred stock. These warrants represent the right to acquire an aggregate of up to 66,667 shares of common stock. The warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment.

          PROPOSAL 4: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                  CHANGE THE STOCKHOLDER APPROVAL REQUIREMENTS

     The Board of Directors has adopted a resolution and recommends to the stockholders for their adoption and approval an amendment to the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

Purpose of Proposed Amendment

     Currently, our Amended and Restated Certificate of Incorporation allows our stockholders to take action in one of two ways: (1) at an annual or special meeting of the stockholders, or (2) without a meeting, by the written consent of all of the stockholders. Obtaining the written consent of all of our stockholders is very difficult. There were 112 holders of record of our common stock as of September 30, 2003, and a number of those holders of record hold shares in "street name" for the beneficial owners of those shares (and therefore may not be authorized to take action on all matters on behalf of those beneficial owners). Such being the case, holding a meeting of the stockholders is our only practical mechanism for obtaining stockholder approval. We believe that the proposed amendment would allow us, in situations where stockholders holding the requisite number of shares have approved an action in writing, to take that action without the delay and expense of convening a stockholder meeting for the purpose of approving the action. The Board of Directors believes that the time and expense saved by the proposed amendment could be better utilized for other corporate purposes.

     If this amendment is adopted, and if Proposal 3, which is the proposal to amend our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock from 15,000,000 to 300,000,000, is adopted, a small number of holders of shares of our common stock, which could include various holders of our preferred stock who become able to convert their shares of preferred stock into shares of common stock (subject to the limitations on ownership imposed by the Certificates of Designations governing the preferred stock) or the transferees of such persons, may become able to take stockholder action without a stockholder meeting.

Amendment to Certificate of Incorporation

     If approved, Article IX of our Certificate of Incorporation would be restated in its entirety as follows:

                                      "IX.

     Action required to be taken or which may be taken at any Annual Meeting or Special Meeting of the Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded."

     The form of amendment to the Certificate of Incorporation to amend Article IX of our Certificate of Incorporation is included in Exhibit B attached hereto.

Vote Required and Board Recommendation

     The adoption and approval of the amendment to the Certificate of Incorporation requires approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of the Common Stock). If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time.

THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

          PROPOSAL 5: AUTHORIZATION FOR THE BOARD OF DIRECTORS TO CAUSE
                  A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

Proposed Amendment

     Our Board of Directors has adopted a proposal, subject to Stockholder approval, to amend our Certificate of Incorporation to effect a reverse stock split in which the outstanding shares of Common Stock, referred to as "Old Common Stock," will be combined and reconstituted as a smaller number of shares of Common Stock, referred to as "New Common Stock," in a ratio of between five
(5) and fifteen (15) shares of Old Common Stock for each share of New Common Stock. Our Board of Directors believes that, because it is not possible to predict market conditions at the time the reverse stock split is to be effectuated, it would be in the best interests of the Stockholders if the Board of Directors were able to determine, within specified limits approved in advance by the Stockholders, the appropriate reverse stock split ratio. Therefore, the exact ratio will be determined by the Board of Directors based on prevailing market conditions at the time the reverse stock split is effected. Stockholders are being asked to approve a separate amendment to the Certificate of Incorporation corresponding to each of the possible reverse split ratios between 1-for-5 and 1-for-15, with the Board of Directors, having the authority to give its final approval to only one of such amendments. The form of the amendment to the Certificate of Incorporation is included in Exhibit B attached hereto.

     By approving the proposed amendment, the Stockholders will authorize the Board of Directors to implement the reverse split at any time on or before December 31, 2004 or to abandon the reverse split at any time. If the amendment has not been filed with the Delaware Secretary of State by the close of business on the foregoing date, the Board of Directors will either resolicit Stockholder approval or abandon the reverse split.

Purposes and Effects of the Reverse Stock Split

     The purposes of the reverse stock split are to reduce the number of shares of our Common Stock outstanding and, potentially, to increase the per share bid price of our Common Stock, although it is possible that this effect may not be realized and that the aggregate value of the common stock will, in fact, decrease. The Company's Common Stock is traded on the OTC Bulletin Board. As of September 30, 2003, the Company had 14,999,157 outstanding shares of Common Stock and the bid price of the Company's Common Stock was $0.045. The immediate effect of the reverse stock split will be to decrease the number of shares of Common Stock outstanding from approximately 15,000,000 shares to between approximately 1,000,000 shares and approximately 3,000,000 shares. In addition, the reverse split will result in a proportionate decrease in the number of shares authorized for issuance under our stock option plans and the number of shares of Common Stock issuable upon exercise of outstanding options, and a proportionate increase in the exercise prices of outstanding options. The reverse stock split will also effect a similar proportionate reduction in the number of shares issuable upon exercise of outstanding warrants and a proportionate increase in the exercise prices of outstanding warrants, and a proportionate reduction in the number of shares of common stock into which our preferred stock is convertible.

     The License and Exchange Agreement requires that we seek your approval of this proposal and requires that we adopt the changes set forth herein. We need your approval to adopt those changes. If we are unable to adopt those changes, we will be in breach of the License and Exchange Agreement, and we may become liable for damages related thereto.

     Stockholders should note that a 1-for-5 through 1-for-15 reverse stock split of the Company's Common Stock will not guarantee that the bid price of the company's Common Stock, after the reverse split will be higher than the present bid price. In fact, it is possible that the aggregate market value of the common stock could decrease following the reverse split. In addition, stockholders who will own less than 100 shares of the Company's Common Stock after the reverse stock split may incur higher brokerage costs if they sell their shares.

     As of September 30, 2003, the Company estimates that it has approximately 112 holders of record of its Common Stock, which amount includes shares of Common Stock held by central securities depositories and broker firms which typically hold securities as nominees for their customers.

     The reverse split will not alter the number of shares of common stock that we are authorized to issue, but will only reduce the number of shares of common stock issued and outstanding.

     The shares of New Common Stock will be fully paid and non-assessable. The amendment will not change the terms of our Common Stock. The shares of New Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. If a reverse stock split is implemented, the number of shares of the Company's Common Stock owned by each Stockholder would be reduced in the same proportion as the reduction in the total number of shares of Common Stock outstanding. Therefore, no Stockholder's percentage ownership of Common Stock will be altered, except for the effect of rounding fractional shares.

     Also, because the reverse split will result in fewer shares of our common stock outstanding, the per share loss, per share book value, and other "per share" calculations will be increased.

Amendment to Certificate of Incorporation

     If approved, the following paragraph would be inserted at the end of the second paragraph of Article IV of the Amended and Restated Certificate of
Incorporation:

     "Each (    ) shares of the Common Stock issued as of the date and time immediately preceding [INSERT DATE UPON WHICH ARTICLES OF AMENDMENT ARE FILED], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Common Stock; provided, however, that any fractional interest resulting from such change and reclassification shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. Each holder of record of a certificate or certificates which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of Common Stock into and for which the shares of the Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

     The form of amendment to the Certificate of Incorporation to amend Article IV of our Certificate of Incorporation is included in Exhibit B attached hereto.

Conflict of Interest

     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. Subsequently, Eurotech surrendered and cancelled its shares of Series F preferred stock for the right to receive shares of Series H preferred stock, which we issued on September 30, 2003. These shares of Series H preferred stock are convertible into shares of common stock as described herein, but we do not currently have available a sufficient number of authorized but unissued shares of common stock to permit conversion. As such, if we amend our Certificate of Incorporation pursuant to Proposal 3 to increase the number of shares of common stock that we are authorized to issue, and if a reverse split of the outstanding shares of common stock is implemented pursuant to this Proposal 5, the result will be that we will be able to issue a greater number of shares of common stock. This amendment will benefit Eurotech in that it, like Proposal 3, will make it more likely that Eurotech will be able to convert its shares of preferred stock into shares of common stock. Randolph Graves is an officer, director and shareholder of Eurotech and Don Hahnfeldt, formerly an officer and director of HomeCom, was also an officer, director and shareholder of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Dr. Graves and, formerly, Mr. Hahnfeldt have abstained from the vote of the Board of Directors.

Vote Required and Board of Directors' Recommendation.

     The affirmative vote of the holders of a majority of the outstanding Capital Stock entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of our Common Stock) is required to approve the proposed amendment.

THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

ASSUMING THE PROPOSAL IS APPROVED BY THE STOCKHOLDERS, THE COMPANY'S BOARD OF DIRECTORS INTENDS TO IMPLEMENT THE PROPOSAL IF, IN ITS DISCRETION, IT DETERMINES IT TO CONTINUE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. NOTWITHSTANDING STOCKHOLDER APPROVAL OF THE REVERSE STOCK SPLIT, THE BOARD OF DIRECTORS MAY, IN ITS DISCRETION, DELAY IMPLEMENTATION OF THE REVERSE STOCK SPLIT OR ABANDON IT ALTOGETHER IF IT DEEMS SUCH ACTION TO BE IN THE BEST INTEREST OF THE COMPANY.

Effectiveness of the Reverse Stock Split.

     If this proposal is approved by Stockholders, and if the Board determines to proceed with the reverse split, management intends to file the amendment to our Certificate of Incorporation with the Delaware Secretary of State promptly after the Board of Directors approves the final conversion ratio and complies with applicable requirements, upon which the reverse split will become effective. Upon the filing of the amendment, all the Old Common Stock will be converted into New Common Stock as set forth in the amendment. Even if the reverse stock split is approved by Stockholders, our Board of Directors has discretion to decline to carry out the reverse split if it determines for any reason that the reverse split will not be in our best interests. If the reverse split is not implemented on or before December 31, 2004, the Board of Directors will either resolicit stockholder approval or abandon the reverse split.

Certificates and Fractional Shares.

     As soon as practicable after the effective date, we will request that all Stockholders return their stock certificates representing shares of Old Common Stock outstanding on the effective date in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Old Common Stock have been converted as a result of the reverse stock split. Each Stockholder will receive a letter of transmittal from our transfer agent containing instructions on how to exchange certificates. Stockholders should not submit their old certificates to the transfer agent until they receive these instructions on how to exchange certificates. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent's instructions, together with the properly executed and completed letter of transmittal.

     Beginning with the effective date, each old certificate, until exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of New Common Stock into which the shares evidenced by the old certificates have been converted.

     Any fractional shares resulting from the reverse stock split will be rounded upward to the nearest whole share.

Federal Income Tax Consequences.

     The following discussion of the material federal income tax consequences of the proposed reverse stock split is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations thereunder, judicial decisions and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. This discussion may not address certain federal income tax consequences that may be relevant to particular Stockholders in light of their personal circumstances (such as persons subject to alternative minimum tax) or to certain types of Stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

Tax Consequences to the Company

     The Company should not recognize any gain or loss as a result of the reverse stock split.

Tax Consequences to Stockholders Generally

     No gain or loss should be recognized by a stockholder who receives only the Company's Common Stock as a result of the reverse stock split.

Stockholder's Tax Basis in Share of Common Stock Split

     Except as provided above with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a Stockholder following the reverse stock split will equal the Stockholder's aggregate basis in the shares of Common Stock held immediately prior to the reverse stock split and generally will be allocated amount the shares of the Company's Common Stock held following the reverse stock split on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the reverse stock split should consult their own tax advisors to determine their basis in the post-reverse stock split shares that they will receive in exchange therefor.

   PROPOSAL 6: AMENDMENTS TO THE CERTIFICATES OF DESIGNATIONS, PREFERENCES AND
     RIGHTS OF THE SERIES B, SERIES C, SERIES D AND SERIES E PREFERRED STOCK

     The Board of Directors has adopted a resolution and recommends to the stockholders for their adoption and approval amendments to the Series B, Series C, Series D, and Series E Certificates of Designations, Preferences and Rights of the Company's Certificate of Incorporation to delete the mandatory conversion provisions from the Series B, Series C, Series D and Series E preferred stock Certificates of Designations. Currently, the mandatory conversion dates for these Series of preferred stock are:

                     Series B:        March 24, 2002

                     Series C:        July 22, 2002

                     Series D:        September 26, 2002

                     Series E:        April 14, 2003


Purpose of Proposed Amendments

     These amendments, if approved by our stockholders and by the holders of a majority of outstanding shares of each series of preferred stock, as applicable, would enable the Company to no longer be in violation of the mandatory conversion provisions of the Series B, Series C, Series D and Series E Certificates of Designations, Preferences and Rights. The holder of the outstanding shares of our Series C, Series D and Series E preferred stock has agreed to vote in favor of the proposal to delete the mandatory conversion provisions of the Series C, Series D and Series E preferred stock. If the Series C, Series D or Series E proposals are not approved, however, we would have to rely on the written agreements of the holder of our Series C, Series D and Series E preferred stock to waive the mandatory conversion provisions of those series of preferred stock. If we were unable to do so, or if the Series B proposal is not approved, we would become obligated to issue a large number of shares of common stock to the holders of our Series B, Series C, Series D and Series E preferred stock. While the holder of our Series C, Series D and Series E preferred stock has agreed to waive the mandatory conversion provisions of those series, the holders of our Series B preferred stock have made no such indication. Assuming a market price for our common stock of $.045, the outstanding shares of our Series B preferred stock would be convertible into 11,772,830 shares of common stock.

Amendments to Certificates of Designations

     We are asking you to vote on each proposed amendment separately, although each amendment is identical but for the fact that it relates to a different series of preferred stock. Thus, the proposals on which we are asking you to vote are as follows:

           Proposal 6(a):    to amend the Certificate of Designations,
                             Preferences and Rights of our Series B preferred stock to delete the mandatory conversion provisions of that series.

           Proposal 6(b):    to amend the Certificate of Designations,
                             Preferences and Rights of our Series C preferred stock to delete the mandatory conversion provisions of that series.

           Proposal 6(c):    to amend the Certificate of Designations,
                             Preferences and Rights of our Series D preferred stock to delete the mandatory conversion provisions of that series.

           Proposal 6(d):    to amend the Certificate of Designations,
                             Preferences and Rights of our Series E preferred stock to delete the mandatory conversion provisions of that series.

     If approved, Section 2(f) of each of the Series B, Series C, Series D and Series E Certificates of Designations, Preferences and Rights would be deleted in its entirety as reflected in the respective Certificates of Amendment to the Certificates of Designations, Preferences and Rights of the Series B, Series C, Series D and Series E preferred stock attached hereto as Exhibit C, and all references to Section 2(f) of each Certificate of Designations would be deleted from each Certificate of Designations.

Conflict of Interest


     In connection with the completion of our transaction with Eurotech, we issued shares of Series F preferred stock to Eurotech. Subsequently, Eurotech surrendered and cancelled its shares of Series F preferred stock for the right to receive shares of Series H preferred stock, which we issued on September 30, 2003. These shares of Series H preferred stock are convertible into shares of common stock as described herein. The proposed amendments to the Series B, Series C, Series D and Series E Certificates of Designations will preclude the holders of the Series B, Series C, Series D and Series E preferred stock from asserting that their shares of preferred stock should have been converted automatically into shares of common stock upon the amendment of the Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue to 300,000,000, if Proposal 3 is approved. See "Proposal 3:
Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock" at page 38. This amendment may benefit Eurotech in that it may enable Eurotech to convert its shares of Series H preferred stock into shares of common stock without concern that the outstanding shares of Series B, Series C, Series D and Series E preferred stock will automatically convert into a large number of shares of the Company's common stock. Randolph Graves is an officer, director and shareholder of Eurotech and Don Hahnfeldt, formerly an officer and director of HomeCom, was also an officer, director and shareholder of Eurotech. As such, due to the potential conflict of interest presented by this proposal, Dr. Graves and, formerly, Mr. Hahnfeldt have abstained from the vote of the Board of Directors.


Vote Required and Board Recommendation


     The adoption and approval of the amendments to the Series B, Series C, Series D and Series E Certificates of Designations of our Certificate of Incorporation require approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders, as well as by a majority of the outstanding shares of each of the Series B preferred stock, the Series C preferred stock, the Series D preferred stock and the Series E preferred stock, respectively (each preferred stockholder is entitled to one vote per share on this Proposal). Currently, there are 17.813 shares of Series B preferred stock, 90.479 shares of

Series C preferred stock, 1.291 shares of Series D preferred stock and 106.35 shares of Series E preferred stock outstanding. If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time.

THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                        PROPOSAL 7: ELECTION OF DIRECTORS

     The Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than three directors nor more than nine directors, with the exact number determined by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 75% of all outstanding shares entitled to vote as a single class. The Board of Directors currently consists of five directors, divided into three classes of directors serving staggered three-year terms. At the Special Meeting, one director will be elected to Class I, two directors will be elected to Class II and two directors will be elected to Class III, each for a three-year term. As described below, the Board of Directors' nominee to serve as a Class I director is Nino Doijashvili, the nominees to serve as Class II directors are Gia Bokuchava and Timothy R. Robinson, and the nominees to serve as Class III directors are Randolph A. Graves, Jr. and Michael Sheppard.

     Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of the Director Nominees identified below as directors. The Board of Directors believes that such nominees will stand for election and will serve if elected. However, if any of them fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person as the Board of Directors may recommend. Nominees for election as directors are elected by a plurality of the votes cast at the Special Meeting. There are no cumulative voting rights in the election of directors.


     Please note that Mr. Bokuchava, Ms. Doijashvili and Mr. Robinson have indicated their intention to resign from the Board of Directors if the Asset Sale is completed. However, Mr. Bokuchava, Ms. Doijashvili and Mr. Robinson have indicated a willingness to remain on the Board of Directors for a short transition period if requested. Under our Bylaws, the vacancies that would be created by their resignations may be filled by a majority of the remaining directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

Information as to Nominees, Continuing Directors and Executive Officers

     The names and ages of the directors and executive officers of the Company as of September 30, 2003 and certain information about them are set forth below.

     Name                     Age                      Position
     ----                     ---                      --------
     Gia Bokuchava, Ph.D      39    Chief Technical Officer and Director
     Timothy R. Robinson      40    Executive Vice President, Chief Financial Officer and Director
     Nino Doijashvili, Ph.D.  41    Director of Technical Services and Director
     Randolph Graves          64    Director, Vice President of Licensed Technology Division
     Michael Sheppard         55    Director, Vice President of Licensed Technology Division

     William Walker resigned from his position as a member of the Board of Directors in September 2000. In November of 2000, Claude A. Thomas and Daniel A. Delity resigned from their positions as members of the Board (Ms. Doijashvili was named to the Board in April 2001 to fill Mr. Thomas' position and Mr. Danovitch was named to the Board in November 2001 to fill Mr. Delity's position, until such positions expire; Mr. Hahnfeldt filled the vacancy created by Mr. Danovitch's resignation, but Mr. Hahnfeldt has subsequently resigned). In December of 2000, James Wm. Ellsworth resigned as a member of the Board (in November 2001, Mr. Shatsoff was named to the Board to fill Mr. Ellsworth's position until such position expires; Dr. Graves has filled the vacancy created by the resignation of Mr. Shatsoff). Roger Nebel resigned from his position as a member of the Board in February 2001 (Mr. Robinson was named to the Board in March 2001 to fill Mr. Nebel's position until Mr. Nebel's term expires). Harvey Sax resigned from the Board effective March 29, 2001 (in November 2001, Mr. Sheppard was named to the Board to fill Mr. Sax's position until such position expires).


     The Board is divided into three classes, each of which serves a three-year term. The Class I directors (Ms. Doijashvili, formerly Mr. Thomas, Mr. Walker, Mr. Delity and Mr. Hahnfeldt) were to serve until the 2001 Annual Meeting of Stockholders. However, because we never had a 2001 Annual Meeting of Stockholders, Ms. Doijashvili remains on the Board of Directors. The Class II directors (Dr. Bokuchava and Mr. Robinson, formerly Mr. Nebel) were to serve until the 2002 Annual Meeting of Stockholders. However, because we never had a 2002 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class III directors (Mr. Sheppard and Dr. Graves, formerly Messrs. Sax and Ellsworth) were to serve until the 2000 Annual Meeting of Stockholders. However, because we never held the 2000 Annual Meeting of Stockholders, these individuals remain on the Board of Directors, as well. Please note, however, that we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors if we complete the sale of assets to Tulix, although they have indicated a willingness to remain on the Board for a short transition period if requested.


Recent Developments

     On March 21, 2003, Mr. Danovitch and Mr. Shatsoff resigned from the Board of Directors. The remaining members of the Board of Directors appointed Don V. Hahnfeldt and Dr. Randolph A. Graves, Jr. to fill the vacancies created by the resignations of Mr. Danovitch and Mr. Shatsoff, respectively, in anticipation of our transaction with Eurotech. Upon closing of our transaction with Eurotech and pursuant to the terms of our agreements with Eurotech, Mr. Hahnfeldt and Dr. Graves, who were directors, officers and shareholders of Eurotech, were appointed to serve as Vice Presidents of our Licensed Technology Division. Mr. Hahnfeldt has subsequently resigned from his positions as an officer and director of the Company.

Background of our Directors and Executive Officers

     Gia Bokuchava, Ph.D., has served as our Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tblisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in Theoretical Physics from Georgia Technical University, Tblisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.

     Timothy R. Robinson has served as our Executive Vice President, Chief Financial Officer since August 2000. Prior to joining the Company, Mr. Robinson served as Vice President and Chief Financial Officer of Tanner's Restaurant Group, Inc. from December of 1996 until January of 2000. Mr. Robinson, a Certified Public Accountant, served as a senior manager with the firm that is now known as PricewaterhouseCoopers, LLP from June 1986 to December 1996. Mr. Robinson graduated from Georgia State University with a Bachelor of Business Administration, Accounting. Mr. Robinson has been a member of the Board since March 2001.

     Nino Doijashvili, Ph.D., has served as our Director of Technical Services since December of 1997. Prior to that Dr. Doijashvili served as one of our Senior Software Engineers from September 1995 until December 1997. Dr. Doijashvili served as a visiting professor at Emory University from February 1995 until September 1995. From September 1989 until February 1995, Dr. Doijashvili was an Associate Professor at the Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union) teaching CAD/CAM systems and computer science. Dr Doijashvili received a doctorate in Computer Science from Moscow Technical University, Russia in February 1989. Dr. Doijashvili has been a member of the Board since April 2001.

     Randolph A. Graves, Jr., DSc. has served as a Vice President of our Licensed Technology Division since May 2003. In addition, Dr. Graves is the Vice President for Technology of Eurotech, Ltd., a position that he has held since March 2002. As the Vice President for Technology, Dr. Graves is responsible for Eurotech's long-range technology agenda, focusing on technology evaluation, acquisition strategy, and analysis of commercial competitiveness. Dr. Graves served as the Chairman and CEO of Eurotech from May 1995 until January 1998 and was a member of the Board of Directors from the date of Eurotech's incorporation until January 1998, from February 1999 to July 2001, and has again served as a director since August 2001 to the present. He has also served in several other capacities for Eurotech over the past three years. Dr. Graves has over thirty-five years experience with technology development, management and application. He served twenty-six years with NASA, finishing his career as a Senior Executive at NASA Headquarters. He has served on numerous managerial and technical panels and committees including a member of the White House's Federal Coordinating Council on Science Engineering and Technology Subcommittee on High Performance Computing and as NASA's member of NATO's Advisory Group on Aerospace Research and Development Fluid Dynamics Panel. He is currently a member of George Washington University's National Advisory Council for the School of Engineering Applied Science. Dr. Graves was awarded a Sloan Fellowship at Stanford University's Graduate School of Business in 1982. He also received NASA's Exceptional Performance Award for his managerial activities at NASA Headquarters. Dr. Graves has been a member of the Board since March 2003.

     Michael Sheppard has served as a Vice President of our Licensed Technology Division since May 2003. Mr. Sheppard was the COO and President of Technest Holdings, Inc. Mr. Sheppard joined Technest in 1997, and headed up the day-to-day strategy of Technest. He resigned from Technest in December 2002. Prior to joining Technest, Mr. Sheppard was the Chief Operating Officer of Freelinq Communications, a provider of real time video-on-demand via ATM/XDSL technology. Mr. Sheppard has also acted as the Chief Executive Officer and Chief Operating Officer of several early stage development companies, overseeing the development of a corporate infrastructure for each company. From 1980 to 1992, Mr. Sheppard served as the President of Lee America, a Westward Communications Company whose North American holdings included Panavision, Inc. Mr. Sheppard has an extensive background in the entertainment industry and received a BA and an MFA in film from New York University. Mr. Sheppard has been a member of the Board since November 2001.

Committees of the Board of Directors and Nominations by Stockholders

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee was authorized to work with out investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.


     With the resignation of the directors and the subsequent appointments to the Board and resignations from the Board, these committees have been disbanded and have not been reconstructed upon the filling of vacancies on the Board of Directors. As such, the Board of Directors does not have any standing committees, including either an audit committee or a nominating committee. We do not have a charter governing the nomination of directors, but our Certificate of Incorporation provides that nominations for the election of directors may be made by the Board of Directors or by any stockholder of record entitled to vote generally in the election of directors; provided, however, that any such stockholder may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination has been given to the secretary of the Company in compliance with the Certificate of Incorporation not later than: (1) with respect to any election of directors to be held at an annual meeting of stockholders, 90 days in advance of such meeting and (2) with respect to any election of directors to be held at a special meeting of stockholders, at the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Such written notice must contain (1) the names and addresses of the stockholder of record who intends to make the nomination and of the person nominated, (2) a representation that the stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (3) a description of all arrangements or undertakings between the stockholder and each nominee and any other person pursuant to which the nomination is to be made by the stockholder, (4) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as if the nominees were to be nominated by the Board of Directors, and (5) the consent of each nominee to serve as a director if elected. Each director participates in the nomination of directors. Each of our directors is also an employee or officer of the Company and is therefore not an independent director as that term is defined in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended, or in Nasdaq Marketplace Rule 4200(a)(15). The Board of Directors does not provide a process for stockholders to send communications to the Board of Directors, but the Company's Chief Financial Officer, who is also one of our directors, can be contacted at the location identified under the heading "Contact Information" at page 4 of this Proxy Statement. We are a very small company, and we do not believe it is necessary to have a special procedure for stockholders to contact the Board of Directors when some of our directors are so easily accessible already.

     There were no changes to the Company's executive compensation policies in 2003.


Legal Proceedings

     We are not aware of any proceedings in which any of our directors, officers of holders of five percent of our common stock have a material interest adverse to us.

Meetings and Attendance

     The full Board of Directors met two times during 2002. All of the directors attended both meetings.

Compensation of Directors

     Directors who are not employees of the Company are eligible to receive $1,000 per Board meeting attended, although we have never made any payments to our directors for attending meetings, are eligible to receive automatic grants of stock options under the Company's Non-Employee Directors Stock Option Plan and may receive additional grants of options under such plan at the discretion of the Compensation Committee of the Board of Directors.

Transactions with Management and Others

     We have entered into an agreement with Tulix to sell substantially all of the assets used in our hosting and web site maintenance business to Tulix. Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both HomeCom and Tulix, own all of the outstanding stock of Tulix. Pursuant to the agreement with Tulix, we would sell these assets to Tulix in exchange for 15% of the outstanding capital stock of Tulix and a secured note for approximately $70,000, and Tulix also would assume certain of our liabilities. The note will be secured by certain assets being sold to Tulix. In addition, the agreement requires that we, Tulix and Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (as the holders of the outstanding Tulix stock) enter into a shareholders' agreement pursuant to which the shares of Tulix stock to be issued to us will carry certain rights, including rights of first refusal, rights of co-sale and rights to anti-dilution protection. Tulix will be capitalized with a total investment of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. See "Proposal 1: Sale of Substantially All the Assets; Asset Purchase Agreement with Tulix."

     We have also closed the transactions contemplated by the Exchange Agreement and entered into the License Agreement with Eurotech. Dr. Graves, who has been elected to serve on the Board of Directors of HomeCom and appointed to serve as officers of our new Licensed Technology Division in connection with the proposed transactions between HomeCom and Eurotech, is an officer and director of Eurotech. See "Proposal 1: Sale of Substantially All the Assets; Transaction with Eurotech."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes of ownership with the Securities Exchange Commission (SEC). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, to the best of its knowledge, each of its officers, directors, and greater than ten-percent owners complied with all section 16(a) filing requirements applicable to them during the year ended December 31, 2002.

Executive Compensation


     The following table sets forth the total compensation paid or accrued by the Company in 2003 to its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus exceeded $100,000 (each, a "Named Executive Officer"):

                                 SUMMARY COMPENSATION TABLE

                                                      Annual                     Long-Term
                                                   Compensation             Compensation Awards

                                                                         Number of
                                                                         Securities
                                                          Other Annual   Underlying     All Other
          Position            Year   Salary      Bonus    Compensation    Options     Compensation
          --------            ----   ------      -----    ------------    -------     ------------
                                                 (1)
Gia Bokuchava, Ph.D           2003   $111,250
    Chief Technical Officer   2002   $105,000
    and Director              2001   $105,000

Timothy R. Robinson           2003   $135,000
    Executive Vice            2002   $135,000
    President, Chief          2001   $135,000    $25,000
    Financial Officer and
    Director

Nino Doijashvili              2003   $108,875
    Director of Technical     2002   $102,000
    Services and Director     2001   $102,000

Michael Sheppard              2003   $119,000
    Vice President of
    Licensed Technologies
    Division and Director
---------------------

(1)  Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.
                                       73

No options were granted to or exercised by named executive officers in 2003. The following table sets forth the value of options held by the executive officers at December 31, 2003:


Option Exercises in Last Fiscal Year and Year-End Option Values

                                                 Number of Securities Underlying   Value of Unexercised In-The-
                                                      Unexercised Options at            Money Options at
                           Shares                       December 31, 2002               December 31, 2002
                          Acquired      Value      ---------------------------     ---------------------------
 Executive Officer       on Exercise   Realized    Unexercisable   Exercisable     Unexercisable   Exercisable
 -----------------       -----------   --------    -------------   -----------     -------------   ----------

Gia Bokuchava, Ph.D           0            0             0            25,000            $0             $0


Timothy R. Robinson           0            0             0           150,000            $0             $0

Nino Doijashvili              0            0             0            46,428            $0             $0


Securities Authorized for Issuance under Equity Compensation Plans


     The following table presents information as of December 31, 2003:


                      Equity Compensation Plan Information
                                                                                          Number of securities
                                                                                        remaining available for
                          Number of securities to be    Weighted-average exercise        future issuance under
                           issued upon exercise of        price of outstanding          equity compensation plans
                             outstanding options,         options, warrants and          (excluding securities
      Plan Category          warrants and rights                 rights                  reflected in column (a))
      -------------          -------------------                 ------                  -----------------------

                                     (a)                           (b)                            (c)
Equity Compensation                  329,419                        $2.61                     1,612,581
    Plans approved by
    security holders......

Equity Compensation                      N/A                          N/A                           N/A
    Plans not approved
    by security holders...

                 Total....           329,419                        $2.61                     1,612,581

Employment Contracts

     We have entered into an employment agreement with Timothy R. Robinson, our Executive Vice President, Chief Financial Officer and Director. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $135,000 and for annual bonus compensation up to 30% of base salary. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to six months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than six months' salary.

     We have entered into an employment agreement with Gia Bokuchava, our Chief Technical Officer. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $105,000. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to nine months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than nine months' salary.

     Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company.

     Pursuant to the Tulix Agreement, Mr. Robinson, Mr. Bokuchava, and Ms. Doijashvili, on the one hand, and HomeCom, on the other hand, have agreed to release one another from all claims arising out of the three executives' respective employment with or separation from HomeCom, other than HomeCom claims arising out of the Tulix Agreement or arising out of any fraud, willful misconduct or criminal act. As such, the Company does not intend to pursue any claims against Mr. Robinson, Mr. Bokuchava or Ms. Doijashvili relating to the non-solicitation or non-competition provisions of their employment agreements. In addition, the Company does not believe that these individuals will be in competition with the Company if the Asset Sale is completed, given that Tulix and the Company will operate in different industries.


Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     Historically, the Board of Directors had four standing committees, including a Compensation Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company.

     In connection with the winding down of the operations of HomeCom, the Compensation Committee has been disbanded and has not been reconstructed upon the filling of vacancies on the Board of Directors. The compensation of our executive officers is set by reference to their employment contracts (as described above) and by the Board of Directors. Mr. Robinson, Mr. Bokuchava, Ms. Doijashvili and Mr. Sheppard all participated in deliberations regarding executive compensation during the most recent fiscal year. There were no changes to the Company's executive compensation policies in 2003.


Performance Graph

     The graph below compares our cumulative stockholder return on an indexed basis based on an investment of $100 on May 8, 1997 with the cumulative total return of the Nasdaq Computer Stocks Index (IXCO) (assuming the reinvestment of all dividends). The Company has paid no dividends to date.

                        HomeCom                              Nasdaq Computer
                  Communications Inc.     S&P 500 Index      & Data Process
                  ------------------      -------------      --------------
05/08/97                 100.00              100.00              100.00
12/31/97                 259.37              119.73              113.06
12/31/98                  58.33              153.95              201.86
12/31/99                  53.13              186.34              426.64
12/31/00                    .16              155.30              237.60
12/31/01                    .06              168.24              179.90
12/31/02                    .02              103.49              114.23
12/31/03                    .64              130.79              171.53


Beneficial Ownership of Common Stock

     The following tables provide information as of September 30, 2003 concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each director for the Company, (3) each Named Executive Officer, and
(4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors, and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned. This table excludes holders of our convertible securities who have agreed to limit the number of shares of common stock that any such shareholders hold at any one time to not more than 4.99% of the outstanding shares of our common stock.


                                                                   Amount and Nature of
    Title of Class           Name of Beneficial Owner (2)        Beneficial Ownership (3)   Percent of Class
    --------------           ----------------------------        ------------------------   ----------------
Common                  Brittany Capital Management (7)                 5,640,000                37.6%
Series H Preferred      Eurotech, Ltd. (8)                              1,648,077                 9.9% (12)
Series H Preferred      Polymate, Ltd. (9)                              1,648,077                 9.9% (12)
Series H Preferred      Greenfield Capital Partners LLC  (10)           1,648,077                 9.9% (12)
Series G Preferred      Woodward LLC (11)                               1,648,077                 9.9% (13)
Common                  George Bokuchava, Ph.D. (4)                        64,559                 (1)
Common                  Nino Doijashvili (6)                               50,668                 (1)
Common                  Timothy Robinson (5)                              150,000                 (1)
Common                  All executive Officers and Directors                                      (1)
                        as a group (Messrs. Bokuchava,
                        Doijashvili and Robinson)
                                                                          265,227                 (1)

-----------------
(1)  Less than 1%.

(2) Except as otherwise noted, the street address of each named beneficial owner is Building 12, Suite 110, 3495 Piedmont Road, Atlanta, Georgia 30305.

(3) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Report are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4) Includes 25,000 shares of Common Stock issuable upon the exercise of options outstanding at a weighted average exercise price of $4.48 per share.

(5) Includes 150,000 shares of Common Stock issuable upon the exercise of options outstanding at an exercise price of $0.75.

(6) Includes 46,428 shares of Common Stock issuable upon exercise of options outstanding at a weighted average exercise price of $0.59.

(7) The address for Brittany Capital Management is Cumberland House, #27 Cumberland Street, P.O. Box N-10818, Nassau, New Providence Island, The Bahamas.

(8) The address for Eurotech, Ltd. is 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030.

(9)  The address for Polymate, Ltd. is B'nai Brith 16, Haifa, Israel.


(10) The address for Greenfield Capital Partners LLC is 90 Grove Street, Suite 206, Ridgefield, Connecticut 06877.


(11) The address for Woodward LLC is c/o Navigator Management Ltd., P.O. Box 972 Road Town, British Virgin Islands.

(12) The Certificate of Designations for the Series H preferred stock prohibits any holder of Series H preferred stock from converting shares of Series H preferred stock into shares of common stock if such conversion would result in the Series H holder beneficially owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, the unconverted Series H shares).

(13) The Certificate of Designations for the Series G preferred stock prohibits any holder of Series G preferred stock from converting shares of Series G preferred stock into shares of common stock if such conversion would result in the Series G holder beneficially owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, the unconverted Series G shares).

     Currently, there are 17.813 shares of our Series B preferred stock, 90.478 shares of our Series C preferred stock, 1.291 shares of our Series D preferred stock, 106.35 shares of our Series E preferred stock, 13,500 shares of our Series H preferred stock and 1,069 shares of our Series G preferred stock outstanding. All of these shares of preferred stock, other than the shares of Series H preferred stock and Series G preferred stock, are convertible into shares of our common stock at any time. If all of these shares were converted into shares of common stock, we would have an insufficient number of shares of common stock authorized by our Certificate of Incorporation to support such conversions.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

(a)  Previous Independent Accountants

     (i) Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman Sherb"), served as the independent accounting firm for the Company for the fiscal years ended December 31, 2001 and 2000 and for the period from January 1, 2002 through May 10, 2002. On May 11, 2002, Feldman Sherb merged into Grassi & Co., CPAs, P.C. ("Grassi"). At approximately the same time, the individual Feldman Sherb accountants who had been primarily responsible for the Company's accounting services during the years ended December 31, 2001 and 2000 left Feldman Sherb and formed their own firm, which was named Sherb & Co., LLP ("Sherb"). At that time, Sherb informed the Company that Sherb, and not Grassi, would be considered

     "successor accountants" to the Company, and Sherb has provided accounting services to the Company since that time. The principal Sherb accountants who have provided accounting services to the Company since that time are the same persons who performed these services for the Company at Feldman Sherb. Grassi has not provided any accounting services to the Company since May 11, 2002.

     On September 26, 2002, however, Sherb advised the Company that the Securities and Exchange Commission had determined that Sherb would not be considered the successor accountants to the Company. The Company desires for Sherb to continue to perform accounting services for the Company, thus the Company has determined that Sherb will continue as the Company's independent accounting firm.

     (ii) The report of Feldman Sherb on the Company's consolidated financial statements as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows, did not contain, except as otherwise described in this subsection (a)(ii), an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company's financial statements for the years ended December 31, 2001 and 2000 contained the following explanatory paragraph:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     (iii)The determination that Sherb will continue as the Company's independent accounting firm was made by the Company's management.

     (iv) During the fiscal years ended December 31, 2000 and December 31, 2001 and through May 10, 2002, there were no disagreements between the Company and Feldman Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman Sherb, would have caused Feldman Sherb to make reference thereto in its report on the financial statements of the Company for such years.

     (v) During the fiscal years ended December 31, 2000 and December 31, 2001 and through May 10, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     (vi) On October 1, 2002, the Company provided Grassi with a copy of this disclosure in response to Item 304(a) of Regulation S-K and requested that Grassi provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Grassi's letter was attached as an exhibit to our Current Report on Form 8-K filed on October 7, 2002.

(b)  New Independent Accountants

     (i) As stated above, Sherb has provided accounting services to the Company since May 11, 2002, and the Company has determined that it will continue to use Sherb as its outside independent accounting firm.

     (ii) As was stated above, Sherb was formed in May of 2002. Therefore, during the two most recent fiscal years and through May 10, 2002, the Company has not consulted with Sherb regarding the application of accounting principles to a specific or contemplated transaction. During the two most recent fiscal years and through May 10, 2002, neither the Company nor anyone on its behalf consulted with Sherb regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined in item 304(a)(2) of Regulation S-K. Of course, during the two fiscal years ended December 31, 2000 and December 31, 2001 and through May 10, 2002, the Company consulted with those individual accountants who now perform accounting services for the Company at Sherb, as those individual accountants performed similar services for the Company while they were employed at Feldman Sherb during that period of time.

Audit Fees


     The aggregate fees billed for the fiscal years ended December 31, 2001 and December 31, 2002 for professional services rendered by the principal accountant of the Company for the audit of the Company's financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q and other services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,400.

Audit-Related Fees

     The aggregate fees billed for the fiscal years ended December 31, 2001 and December 31, 2002 for assurance and related services by the principal accountant of the Company that are reasonably related to the performance of the audit or review of the Company's financial statements but are not included under the heading "Audit Fees" above were $0.

Tax Fees

     The aggregate fees billed in the years ended December 31, 2001 and December 31, 2002 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $8,000. These services consisted primarily of preparation of sate and federal tax filings.

All Other Fees

     The aggregate fees billed in the fiscal years ended December 31, 2001 and December 31, 2002 for products and services provided by the principal accountant other than those services identified under the headings "Audit Fees" and "Tax Fees" above were $0.


INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The SEC allows us to incorporate by reference information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement except for any information superseded by information combined directly in, or incorporated by reference in, this Proxy Statement. A copy of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003 accompanies this Proxy Statement as Exhibit C and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 accompanies this Proxy Statement as Exhibit D. The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003: (i) the Consolidated Financial Statements set forth at pages 1 through 3 thereof; (ii) notes to the Consolidated Financial Statements set forth at pages 4 through 7 thereof; and
(iii) the Management's Discussion and Analysis of Financial Condition and Results of Operations set forth at pages 11 through 16 thereof. The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002: (i) the Consolidated Financial Statements set forth at pages 13 through 19 thereof; (ii) notes to the Consolidated Financial Statements set forth at pages 20 through 34 thereof; and (iii) the Management's Discussion and Analysis of Financial Condition and Results of Operations set forth at pages 9 through 12 thereof.

     We may be required to file other documents with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the time this Proxy Statement is mailed and the date of the Special Meeting. Those other documents will be deemed incorporated by reference into this Proxy Statement and to be a part of it from the date they are filed with the SEC.

     The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which have been incorporated by reference in this Proxy Statement (excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement). Such written or oral request should be directed to the Secretary at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305.


     You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the proposals. We had not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated ________, 2004. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than this date. Neither the mailing of this Proxy Statement to our Stockholders nor the completion of the Asset Sale will create any implication to the contrary.

     AS OF THE DATE OF THIS PROXY STATEMENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING. IF ANY OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE OR ACT IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO SUCH MATTERS.



                                               ________, 2004



                                              By Order of the Board of Directors


                                              ----------------------------------
                                              Timothy R. Robinson
                                              Executive Vice President and Chief
                                              Financial Officer

                                                                       EXHIBIT A

                            ASSET PURCHASE AGREEMENT



                                 By and Between



                               TULIX SYSTEMS, INC.
                             (A Georgia corporation)



                                       And



                          HOMECOM COMMUNICATIONS, INC.
                            (A Delaware corporation)



                                   Dated as of



                                 March 27, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  SALE AND PURCHASE.................................................1

SECTION 2.  ASSUMPTION OF LIABILITIES BY THE PURCHASER........................2

SECTION 3.  PURCHASE PRICE AND PAYMENT........................................2

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER..........................3

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................4

SECTION 6.  CONDITIONS TO CLOSING.............................................6

SECTION 7.  CLOSING...........................................................8

SECTION 8.  COVENANTS OF SELLER AND PURCHASER.................................8

SECTION 9.  RELEASES.........................................................11

SECTION 10. CLAIMS...........................................................11

SECTION 11. MISCELLANEOUS....................................................12

                                    Schedules
                                    ---------

1(b)    --     Intellectual Property
1(c)    --     Contracts
1(d)    --     Accounts Receivable
1(e)    --     Equipment
3(c)    --     Payments that will Cause an Adjustment to the Guaranteed Closing
               Date Cash
4(d)    --     Required Government Consents
4(e)    --     Required Contract Consents
4(f)    --     Contracts - Terms and Monthly Revenues
4(h)    --     Intellectual Property - Ownership
4(j)    --     Seller Litigation
5(d)    --     Required Government Consents
5(e)    --     Required Contract Consents
5(g)    --     Purchaser Capital Stock
5(h)    --     Purchaser Litigation
8(a)    --     Allocation of Purchase Price


                                    Exhibits
                                    --------

Exhibit 1      Form of Shareholders' Agreement

Exhibit 2      Form of Secured Promissory Note

Exhibit 3      Form of Security Agreement

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (this "Agreement") is made and entered into as of the 27th day of March, 2003, by and between Tulix Systems, Inc., a Georgia corporation (the "Purchaser"), and HomeCom Communications, Inc., a Delaware corporation (the "Seller").

                                    RECITALS
                                    --------

     The Seller is engaged in the business of developing and hosting Internet applications, products and services to commercial customers (the "Business").


     The Purchaser desires to purchase, and the Seller desires to sell, all of the assets of Seller associated with the Business, and Seller desires to assign, and Purchaser desires to assume, certain contracts of Seller related to the Business, all upon the terms and conditions and subject to the limited exceptions set forth herein.


     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements of the parties hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   SECTION 1.
                                SALE AND PURCHASE

     Upon the terms and subject to the conditions of this Agreement, Purchaser shall purchase, acquire, and assume from Seller, and Seller shall sell, transfer, assign, convey, and deliver to Purchaser, at the Closing (as defined in Section 7(a)), all right, title, and interest in and to the following assets and associated liabilities of Seller:

     (a) Cash in the amount of $50,000 (the "Cash");

     (b) The intellectual property identified in Schedule 1(a) (the "Intellectual Property");

     (c) The contracts identified in Schedule 1(b) (the "Contracts");

     (d) Accounts Receivable as identified in Schedule 1(c) (the "Accounts Receivable"), the aggregate amount of which shall not exceed $70,000; and,

     (e) The equipment being used as of the date hereof to service and maintain the Contracts and operate the Business, as identified in Schedule 1(d) (the "Equipment"; the Equipment, the Cash, the Intellectual Property, the Contracts and the Accounts Receivable are collectively referred to herein as the "Assets").

                                   SECTION 2.
                   ASSUMPTION OF LIABILITIES BY THE PURCHASER

         From and after the Closing, Purchaser shall assume and be responsible for all obligations and liabilities of Seller identified in Schedule 2. Seller shall not have any liability or obligation of Purchaser relating to acts or omissions of Purchaser subsequent to the Closing Date.

                                   SECTION 3.
                           PURCHASE PRICE AND PAYMENT

     (a) Generally. The total consideration to be paid by Purchaser to Seller for the sale, transfer and conveyance of the Assets shall consist of (i) 1,500 shares of Common Stock of Purchaser (the "Shares"), representing fifteen percent (15%) of the outstanding common stock of Purchaser, with such rights as may be set forth in a Shareholders' Agreement (the "Shareholders' Agreement") substantially in the form attached hereto as Exhibit 1, and (ii) a secured promissory note for the principal amount of $70,000 (the "Note") substantially in the form attached hereto as Exhibit 2 and subject to adjustment as set forth in Section 3(b) below (the Shares and the principal amount of the Note are collectively referred to herein as the "Purchase Price"), which Note shall be secured as provided in the Note and in a Security Agreement substantially in the form attached hereto as Exhibit 3 (the "Security Agreement"). Purchaser acknowledges that it is purchasing the Assets "as is", without any representation or warranty, explicit or implied, except as set forth in this Agreement.

     (b) Cash at Closing. Purchaser and Seller acknowledge and agree that Seller will have cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with Seller's past practices) on the Closing Date in an amount equal to (i) $325,053 less (ii) any amounts paid by Seller prior to the Closing Date in respect of any of the payment matters listed on
Schedule 3(b) hereto (the "Guaranteed Closing Date Cash/AR"). In the event that the aggregate amount of actual cash and accounts receivable of Seller on the Closing Date (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) is less than the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable is less than the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Shortfall"), the principal amount of the Note referred to in Section 3(a) hereof shall be increased by an amount equal to the Cash/AR Shortfall. In the event that the aggregate amount of actual cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) exceeds the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable exceeds the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Excess"), the Cash/AR Excess shall be divided evenly between Purchaser and Seller. The portion of the Cash/AR Excess to which Purchaser is entitled pursuant to the foregoing sentence shall be paid to Purchaser in the following manner: the amount of Cash to be delivered to Purchaser pursuant to Section 1(a) hereof shall be increased by an amount equal to one-half of the Cash/AR Excess.

                                   SECTION 4.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows:

     (a) Corporate Existence. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. To the best of the knowledge of Seller, Seller has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Assets or the Business (financial or otherwise) (a "Material Adverse Effect").

     (b) Corporate Power; Authorization; Enforceable Obligations. To the best of the knowledge of Seller, Seller has the corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder (this Agreement and such other agreements and instruments are collectively referred to herein as the "Seller Documents"). Seller has taken or will take all necessary corporate action, including obtaining the requisite approval of the stockholders of Seller, that is required under the Delaware General Corporation Law, to authorize the execution and delivery of this Agreement and the other Seller Documents and the consummation of the transactions contemplated hereby and thereby. To the best of the knowledge of Seller, this Agreement is, and the other Seller Documents will be, the legal, valid, and binding obligations of Seller, enforceable in accordance with their terms, except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Seller, the execution and delivery of this Agreement and the other Seller Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Seller or the Assets or the Business, or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Seller.

     (d) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. Seller has had access to sufficient information about Purchaser upon which to analyze the transactions contemplated by this Agreement. Seller has been given the opportunity to ask questions and receive answers from the officers of Purchaser concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Purchaser. Seller has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Purchaser in connection with this Agreement and the transactions contemplated hereby.

     (e) "Knowledge of the Seller." For purposes of this Agreement, the term "knowledge of the Seller" shall mean the actual knowledge of those members (as of the date hereof and the Closing Date) of the board of directors of Seller other than Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili.

                                   SECTION 5.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     (a) Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Purchaser has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on Purchaser.

     (b) Corporate Power; Authorization; Enforceable Obligations. Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby and thereby (this Agreement and such other agreements and instruments are referred to collectively as the "Purchaser Documents"). The execution, delivery and performance of this Agreement and the other Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, by Purchaser have been duly authorized by all necessary corporate action of Purchaser. This Agreement is, and the other Purchaser Documents will be, the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect affecting creditors' rights generally, and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Purchaser, the execution and delivery of this Agreement and the other Purchaser Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Purchaser or the Assets or the Business, (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Purchaser, or (iii) conflict with, result in the breach of, or constitute a default under any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Purchaser is a party or by which Purchaser is bound.

     (d) Required Government Consents. Except for (i) the filing or recording of instruments of conveyance, transfer, or assignment required by federal copyright, patent, or trademark laws or the laws of the U.S. and non-U.S. jurisdictions and states in which the Assets are located; and (ii) the further exceptions disclosed in Schedule 5(d) (the foregoing items (i) and (ii) being referred to herein as the "Required Government Consents"), to the best of the knowledge of Purchaser, no approval, authorization, certification, consent, permission, license, or permit to or from, or notice, filing, or recording to or with, U.S. or non-U.S., federal, state, or local governmental authorities ("Governmental Authorities") is necessary for the execution and delivery of this Agreement and the other Purchaser Documents or the consummation by Purchaser of the transactions contemplated hereby or thereby, or the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, and use and operation by Seller).

     (e) Required Contract Consents. To the best of the knowledge of Purchaser, except as disclosed in Schedule 5(e) (such scheduled items being referred to herein as the "Required Contract Consents"), no approval, authorization, consent, permission, or waiver to or from, or notice, filing, or recording to or with, any person (other than the Required Government Consents) is necessary for
(i) the execution and delivery of this Agreement and the other Purchaser Documents or the consummation of the transactions contemplated hereby or thereby; (ii) the transfer and assignment to Purchaser at the Closing of the Assets; or (iii) the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, use and operation by Seller).

     (f) Purchaser Common Stock. The Shares to be issued to Seller pursuant to this Agreement, when issued and delivered in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable, will be free of any liens or encumbrances, and will not be subject to any preemptive rights or redemption rights.

     (g) Purchaser Capital Structure. The authorized capital stock of Purchaser consists of One Thousand (1,000) shares of preferred stock, of which no shares have been issued and are outstanding as of the date hereof, and Ten Thousand (10,000) shares of common stock, of which Eight Thousand Five Hundred (8,500) shares are issued and outstanding as of the date hereof. All issued and outstanding shares of Purchaser's capital stock have been duly authorized and validly issued, are fully-paid and non-assessable, are owned beneficially and of record by the shareholders and in the amounts set forth on Schedule 5(g), and have been offered, issued, sold and delivered by Purchaser in compliance with all applicable securities laws. There are no outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock other than the rights created by this Agreement and the Shareholders' Agreement.

     (h) Litigation. Except as disclosed in Schedule 5(h), no claim, action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, infringement claim, or investigation (collectively, "Litigation") is pending, or, to Purchaser's best knowledge, threatened against Purchaser or its subsidiaries or any of its present or former directors, officers, or employees. Purchaser knows of no facts or circumstances that could reasonably be expected to serve as the basis for Litigation against Purchaser or its present or former directors, officers, or employees.

     (i) Court Orders, Decrees, and Laws. There is no outstanding or, to Purchaser's best knowledge, threatened, order, writ, injunction, or decree of any court, governmental agency, or arbitration tribunal against Purchaser. To the best of the knowledge of Purchaser, Purchaser is and has been in compliance in all material respects with all applicable Laws, and Purchaser has received no notices of any such alleged violation. The foregoing shall be deemed to include Laws relating to the patent, copyright, and trademark laws, state trade secret and unfair competition laws of the U.S. and foreign jurisdictions, and all other applicable Laws, including equal opportunity, wage and hour, and other employment matters, and antitrust and trade regulation laws.

     (j) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Purchaser has had access to sufficient information about Seller upon which to analyze the transactions contemplated by this Agreement. Purchaser has been given the opportunity to ask questions and receive answers from the officers of Seller concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Seller. Purchaser has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Seller in connection with this Agreement and the transactions contemplated hereby.

     (k) Disclosure. Purchaser has completely and accurately responded to the inquiries and diligence requests of Seller and its agents, representatives, attorneys and employees in connection with the transactions contemplated by this Agreement. No representation, warranty, or statement made by Purchaser in this Agreement or in any document or certificate furnished or to be furnished to Seller pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein, under the circumstances in which they were made, not materially misleading. Purchaser has disclosed to Seller all facts known or reasonably available to Purchaser that are material to Purchaser.

                                   SECTION 6.
                              CONDITIONS TO CLOSING

     (a) Conditions to Seller's Obligations. The obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

          (i) Purchaser's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Purchaser shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) Seller's stockholders shall have approved the sale of the Assets to Purchaser.

          (iv) No Litigation shall be threatened or pending against Seller before any court or governmental agency that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of Seller in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (v) Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser certifying that the conditions set forth in Sections 6(a)(i) and (ii) have been satisfied.

          (vi) Seller shall have obtained a general release in favor of Seller from each of the counter-parties to the Contracts listed in Schedule 1(c).

     (b) Conditions to Purchaser's Obligations. Each of the obligations of Purchaser to be performed hereunder shall be subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

          (i) Seller's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) No Litigation shall be threatened or pending against Purchaser before any court or governmental agency that, in the reasonable opinion of counsel for Purchaser, could result in the restraint or prohibition of Purchaser in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (iv) Seller shall have delivered to Purchaser a certificate signed by an authorized officer of Seller certifying that the conditions set forth in Sections 6(b)(i) and (ii) have been satisfied.

          (v) RoadRunner shall be an ongoing customer of Seller, and Seller shall not have received any form of notice from RoadRunner that Roadrunner intends to terminate its relationship with Seller or that Roadrunner does not intend to continue such relationship with Purchaser following the Closing Date, or that RoadRunner has changed materially or intends to change materially the amount of business that it does with Seller or the amount of business that it would do with Purchaser following the Closing Date.

                                   SECTION 7.
                                     CLOSING

     (a) Closing. The closing of the purchase and sale of the Assets (the "Closing") shall take place at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia commencing at 2:00 p.m. on such date as the respective conditions to closing of both parties have been satisfied or waived or on such other date as the parties shall agree (the "Closing Date"). Subject to consummation of the Closing on the Closing Date, the sale, assignment, transfer and conveyance to Purchaser of the Assets will be effective as of 12:01 a.m. Eastern Standard Time on the Closing Date.

     (b) Actions at Closing. At Closing, Purchaser and Seller shall take the following actions, in addition to such other actions as may otherwise be required under this Agreement:

          (i) Copies of Consents. Seller shall deliver copies of all Required Contract Consents and all Required Government Consents which have been obtained.

          (ii) Conveyance Instruments. Seller shall deliver to Purchaser such bills of sale, assignments, and other instruments of conveyance and transfer as Purchaser may reasonably request to effect the transfer and assignment of the Assets to Purchaser.

          (iii) Assumption Agreements; Releases. Purchaser shall deliver to Seller one or more assumption agreements in form reasonably acceptable to Seller, pursuant to which Purchaser assumes and agrees to pay and perform the Contracts. Purchaser shall deliver general releases to Seller from the counterparties to the Contracts.

          (iv) Certificates. The parties shall deliver to each other the certificates required under Section 6.

          (v) Shareholders' Agreement. The parties shall deliver to each other executed signature pages to the Shareholders' Agreement.

          (vi) Other. Each party shall deliver such other agreements and instruments as the other party may reasonably request.

     (c) Delivery of Purchase Price. At Closing, Purchaser shall deliver to Seller (i) a stock certificate representing the Shares, (ii) the Note and (iii) the Security Agreement.

                                   SECTION 8.
                        COVENANTS OF SELLER AND PURCHASER

     (a) Allocation of Purchase Price. The Purchase Price shall be allocated as disclosed in Schedule 8(a), and all tax returns and reports filed by Seller and Purchaser with respect to the transactions contemplated by this Agreement shall be consistent with that allocation.

     (b) Maintenance of Books and Records. Each of Seller and Purchaser shall preserve until the second anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the Assets or the Business prior to the Closing Date, except for those records transferred from Seller to Purchaser at Closing. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the officers and employees of such party, and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the Assets or the Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (A) as required by any applicable Laws, (B) with the prior written consent of the party who owns such information, which consent shall not be unreasonably withheld, delayed or conditioned or (C) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives. Such books and records may nevertheless be destroyed by a party if such party sends to the other party written notice of its intent to destroy such books and records, specifying with particularity the contents of the books and records to be destroyed. Such books and records may then be destroyed after the 30th day after such notice is given unless the other party objects to the destruction, in which case the party seeking to destroy the books and records shall deliver such books and records to the objecting party.

     (c) Mail, Etc. Mail and payments relating to the Assets received by Seller after the Closing Date will be forwarded to Purchaser. From and after the Closing Date, Seller will promptly refer all inquiries relating to the Assets to Purchaser.

     (d) Certain Consents. To the extent that Seller's rights under any Contract, permit, or other Asset to be assigned to Purchaser hereunder may not be assigned without the consent of another person which has not been obtained prior to the Closing Date, and which is material to the ownership, use or disposition of an Asset or the operation of the Business, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller and Purchaser shall use their commercially reasonable good faith efforts to obtain any such required consents as promptly as possible.

     (e) Best Efforts; Further Assurances; Cooperation. Subject to the other provisions in this Agreement, the parties hereto shall in good faith perform their obligations under this Agreement before, at and after the Closing, and shall each use their reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to obtain all authorizations and consents and satisfy all conditions to the obligations of the parties under this Agreement, and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with the terms hereof. The parties shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement. Upon the execution of this Agreement and thereafter, each party shall take such actions and execute and deliver such documents as may be reasonably requested by the other party hereto in order to consummate more effectively the transactions contemplated by this Agreement.

     (f) Transition. Seller shall have a reasonable period of time after the Closing in which to remove its books and records from Seller's former premises. Purchaser will provide such assistance in this process as Seller may reasonably request, including but not limited to (1) providing access to Purchaser's premises at such reasonable times as Seller may request, and (2) making the appropriate officers and directors of Purchaser available to Seller to assist the new officers of Seller in familiarizing themselves with Seller's books and records, and other issues related to the continued management of the Seller.

                                   SECTION 9.
                                    RELEASES

     (a) Purchaser Release. Effective as of the Closing Date, Purchaser, for itself and on behalf of all of its direct and indirect partners, shareholders, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Releasing Parties"), shall release and forever discharge Seller and all of its direct and indirect partners, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Released Parties"), of and from any and all claims, demands, actions and causes of action whatsoever, in law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Releasing Parties may have had, may now have or may hereafter acquire with respect to any matters whatsoever relating to any actions taken or omitted by Released Parties at any time from the beginning of the world through and including the date hereof.

     (b) Individual Releases. As a material inducement for Seller to enter into this Agreement, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, for themselves and their heirs, representatives, successors and assigns, effective as of the Closing Date, do hereby release and forever discharge, fully, finally, irrevocably and unconditionally, the Released Parties of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that any of them may have had, may now have or may hereafter acquire with respect to their respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller, including, without limitation, any and all claims, grievances, causes of action, charges or complaints that any of them has, could have, or might have asserted under any age, race, color, sex, national origin, religion, disability, or other discrimination law, including specifically claims under the Age Discrimination in Employment Act, in any lawsuit or before the Equal Employment Opportunity Commission or any other government agency, or under any other federal or state law, statute, executive order, regulation, ordinance, decision or rule of law.

     (c) Seller Releases. As a material inducement for Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili to enter into this Section 9 of this Agreement, Seller, effective as of the Closing Date, hereby releases, for itself and its successors and assigns, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Seller may have had, may now have or may hereafter acquire with respect to such persons' respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller; provided, however, for purposes of clarification, that this Section 9(c) shall not serve as a release of any claim, charge, complaint, demand, action, promise, liability, obligation or cause of action arising out of this Agreement or any other agreement entered into in connection with the proposed sale of the Business to Tulix pursuant to this Agreement, or arising out of any fraud, willful misconduct, or criminal act.

                                  SECTION 10.
                                     CLAIMS

     (a) Survival of Representations and Warranties. All of the representations and warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and continue until the date which is the eighteen month anniversary of the Closing Date.

     (b) Limitation on Claims by Purchaser. The principals of the Purchaser are also the officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Notwithstanding any other provision of this Agreement, Purchaser agrees that it shall not be entitled to make any claim against Seller based on the alleged breach by Seller of any representation or warranty contained in this Agreement if such alleged breach relates to information or circumstances about which the officers or employees of Purchaser knew or should have known by virtue of the offices and positions they held at Seller prior to Closing.

     (c) Limitation on Claims. Neither party will be liable under this Agreement for any demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs, or expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and litigation, and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), resulting from the breach of any representation or warranty of such party contained in this Agreement or in any other agreement or instrument executed and delivered by such party in connection with this Agreement, until the aggregate amount of all such Losses exceeds $25,000 and, in that event, the damaged party shall be entitled to recovery of all such Losses.

                                   SECTION 11.
                                  MISCELLANEOUS

     (a) Acknowledgement regarding Legal Counsel. Purchaser acknowledges and agrees that Sutherland Asbill & Brennan LLP ("SAB") is acting as counsel to Seller and is representing Seller in connection with this Agreement and the transactions contemplated hereby and that SAB is not representing, and has not represented, Purchaser in any respect, including any representation in connection with this Agreement and the transactions contemplated hereby. Purchaser further acknowledges and agrees that it has been advised to seek its own independent legal counsel in connection with this Agreement and the transactions contemplated hereby.

     (b) Sales, Transfer and Documentary Taxes, etc. All sales and use taxes relating to the sale and transfer of the Assets pursuant to this Agreement shall be paid by Purchaser. Purchaser also shall pay all other federal, state and local documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Assets in accordance herewith whether imposed by applicable Laws on Seller or Purchaser, and Purchaser shall indemnify, reimburse and hold harmless Seller in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

     (c) Entire Agreement; Assignment. This Agreement, which includes the Schedules and the other documents, agreements, certificates and instruments executed and delivered pursuant to or in connection with this Agreement, sets forth the entire understanding and agreement of the parties hereto with respect to the transactions contemplated hereby. Any and all prior or contemporaneous negotiations, agreements, representations, warranties and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded in their entirety by this Agreement and shall not create any liability on the part of either party hereto in favor of the other party, except as otherwise expressly set forth in this Agreement. This Agreement shall not be assigned, amended or modified except by written instrument duly executed by each of the parties hereto; provided, however, that Purchaser may assign its rights and obligations under this Agreement to a wholly owned subsidiary or to a purchaser of all or substantially all of Purchaser's assets, whether by sale of assets, sale of stock, merger or otherwise.

     (d) Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     (e) Termination. This Agreement may be terminated at any time prior to Closing only upon the written agreement of both parties.

     (f) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

          If to Purchaser:

               Tulix Systems, Inc.
               3495 Piedmont Road
               Suite 110
               Atlanta, GA 30305
               (404) 237-4646
               (404) 233-1977 (facsimile)
               Attn:    Timothy R. Robinson

          If to Seller:

               HomeCom Communications, Inc.
               3495 Piedmont Road, Suite 110
               Atlanta, GA 30305
               Attn:  President
               (404) 237-4646
               (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

               Sutherland Asbill & Brennan LLP
               2300 First Union Plaza
               999 Peachtree Street, N.E.
               Atlanta, GA  30309-3996
               Attn:  Wade H. Stribling, Esq.

               (404) 853-8000
               (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     (g) Delaware Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

     (h) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns, and nothing contained in this Agreement or the other Purchase Agreements shall be construed as conferring any rights on any other persons.

     (i) Headings; Gender; Certain Definitions. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity. The "knowledge" of a person shall include the current actual awareness of such person, such person's officers charged with the responsibility for the matters qualified by the use of the term "knowledge" and such matters as would be revealed by a review of such person's records.

     (j) Schedules. All Schedules referred to herein are incorporated herein by reference and are intended to be and hereby are specifically made a part of this Agreement.

     (k) Severability. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or render unenforceable any other provision of this Agreement.

     (l) Counterparts. This Agreement may be executed in any number of counterparts and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     (m) Drafting of Agreement. Each party has participated in the negotiation and preparation of this Agreement; therefore, this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

     (n) Time of the Essence. Time is of the essence of this Agreement.

     (o) Actions and Proceedings. Each party to this Agreement consents to the exclusive jurisdiction and venue of the state courts of the State of Delaware and the United States District Court for any District of Delaware in any action or judicial proceeding arising out of or relating to this Agreement ("Proceeding"). Each party consents and submits to the exclusive personal jurisdiction of any court in the State of Delaware in respect of any such Proceeding. Each party consents to service of process upon it with respect to any such Proceeding by registered mail, return receipt requested, and by any other means permitted by applicable Laws. Each party waives any objection that it may now or hereafter have to the laying of venue of any such Proceeding in any court in the State of Delaware and any claim that it may now or hereafter have that any such Proceeding in any court in the State of Delaware has been brought in an inconvenient forum. Each party waives its right to a trial by jury in any such Proceeding.

     (p) Execution by Facsimile. Either party may deliver an executed copy of this Agreement and any documents contemplated hereby by facsimile transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.



                         (Signatures on following pages)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above:


                                          PURCHASER:

                                          TULIX SYSTEMS, INC.



                                          By: /s/ Gia Bokuchava
                                          --------------------------------------
                                          Name: Gia "George" Bokuchava
                                          Title: CEO


                                          SELLER:

                                          HOMECOM COMMUNICATIONS, INC.



                                          By: /s/ Michael Sheppard
                                          --------------------------------------
                                          Name: Michael Sheppard
                                          --------------------------------------
                                          Title: Vice President
                                          --------------------------------------



                                          FOR PURPOSES OF SECTION 9(b) ONLY:


                                          /s/ Gia Bokuchava
                                          --------------------------------------
                                          Gia Bokuchava

                                          /s/ Nino Doijashvili
                                          --------------------------------------
                                          Nino Doijashvili

                                          /s/ Timothy R. Robinson
                                          --------------------------------------
                                          Timothy R. Robinson

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (a)
                              Intellectual Property

All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (b)
                                    Contracts
                                 As of 12/31/02

    Client                 Description             Period        Expiration
--------------------------------------------------------------------------------
Bend Cable          Monthly Hosting Services       Monthly     01/31/04

Belle Chambre       Monthly Hosting Services       Monthly     Month to Month

Bituminous Fire     Monthly Hosting Services       Monthly     08/31/03

Landry's            Monthly Hosting Services       Monthly     Month to Month

Magellan Health     Monthly Hosting Services       Monthly     Month to Month

Merchants           Monthly Hosting Services       Monthly     Month to Month

NCB                 Monthly Hosting Services       Monthly     Month to Month

T.C. Fields         Monthly Hosting Services       Monthly     Month to Month

Road Runner         Monthly Hosting Services       Monthly     Expired 12/31/01

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (c)
                               Accounts Receivable
                                 As of 12/31/02

          Client                                                         Amount
--------------------------------------------------------------------------------
Road Runner                                                            70,000.00
                                                                       ---------
Total                                                                  70,000.00
                                                                       =========

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (d)
                                    Equipment


                   EQUIPMENT / MODEL #              SERIAL #
--------------------------------------------------------------------------------

            OFFICE EQUIPMENT

Toshiba 2530 CDS                                    49634310A
Dell Dimension                                      183BQ
Sony Multiscan w7000                                2000353
Dell Trinitron                                      7047788
Viewsonic                                           G810
ACI PIII P.C.                                       97001419
HP Deskjet 895CSE / C6410B                          SG9611W0R3
Brother Electronic Typewriter GX8250                B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm             8471538
Dell Dimension T450                                 11LQR
Viewsonic G810                                      Q190775179
HP Laserjet 2100                                    USGX066422
ACI PIII P.C.                                       97200545
Viewsonic G810                                      QV01445958
Unisys Aquatam /DMS/6                               49609557
Dell Ultrascan 20TX / D2026t-HS                     2024784
Toshiba Tecra 730CDT / PA1228U                      10614039
HP Laserjet 4M Plus C2039A                          JPGK235556
ACI PIII P.C.                                       97001421
Viewsonic G810                                      QV01344797
Dell Monitor M780                                   5322DE22KJ59
HP Laserjet 3100 C3948A                             USBG021007
Gateway 2000 P5-120                                 4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                 8443375
HP Scanjet 4C / C2520B                              SG719230CV
Viewsonic G810                                      QV01445960
Gateway 2000 G6                                     6003513
ACI PIII P.C.                                       97200544
MAC                                                 XB0211BHHSF
Dell Monitor M780                                   3872E808
HP Officejet 520 / C3801A                           US75MA21M2
Gateway 2000 / CPD-GF200                            7025149
HP Pavilion 4455 / D7394A                           US91168277

Gateway 2000 Vivitron 15 / CPD15F23                 8632172
Gateway 2000 G6 -200                                6003511
Viewsonic G810                                      QV01445756
HP Deskjet 895CSE / C6410B                          SG91Q1V05G
ACI PIII P.C.                                       97200546
Macintosh Power PC 8500/120                         XB5490QL3FT
Dell Monitor M780                                   5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01               MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                  49629218A
Infocus / LP435Z                                    3EW91400111
Infocus Lite Pro 580                                2AB0601787
KDS Flat Screen Monitor KLT1513A                    1540SBB36004376
KDS Flat Screen Monitor KLT1711A                    1763BBB34006041
KDS Flat Screen Monitor KLT1711A                    1763BBB34006142
KDS Rad 5 Flat Screen                               5003944900267
KDS Rad 5 Flat Screen                               5003944900174
Dell Dimension CPU 4400                             8S4WG11
Dell Dimension CPU 4400                             5S4WG11
Nicon Collpix 5000                                  178-74515-1762
I-Book 700 Mhz Small Screen                         N/A



            NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                   UXCXM
Seagate External DDS3 Tape Drive / STD62400N        GT00MSM
Dell Power Edge 6350                                6J8I0
Raid Web 500 Gigs External Raid                     No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz               6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                   6L80I
Artecon 200 Gig External Raid                       24514570296
Artecon 200 Gig External Raid                       24514570320
Artecon 200 Gig External Raid                       24514570326
Artecon 200 Gig External Raid                       24515330067
ATL Power Store L200 DLT Auto Loader                No Serial#
TeleNet Server Pentium Pro 200                      TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz           4JEDB
TeleNet Server Pentium2 333mhz                      TSS98040035
TeleNet Server Pentium2 300mhz                      TSS98040027
TeleNet Server Pentium2 266mhz                      TSS98050001
TeleNet Server Pentium2 266mhz                      TSS98030058
TeleNet Server Pentium2 400mhz                      TSS98030057
TeleNet Server Dual Pentium2 300mhz                 TSS98070082
TeleNet Server Pentium2 300mhz                      TSS98030005
3Com SuperStack2 Switch                             7WKR101215
Gateway 2000 Pentium Pro 200mhz                     7248477
Belkin OmniView                                     No Serial#
3Com SuperStack2 Switch                             SWKR096596

ADC Kentrox Data-Smart T3/E3 IDSU                   DDM1UZPBRA
Cisco 7200                                          72602314
Cisco 7200                                          72602346
Superstack II Dual Hub 500-0801                     72BV200F84F
Cisco Catalyst 1900                                 00902B49C540
Cisco 3524 Catalyst                                 000196348D00
Sun Ultra 5                                         FW01950150
Dell Pentium Dimension XPS Pro 200mhz               92CW1
Dell Pentium Dimension XPS P266                     FN77S
Cisco 3620 Frame Relay                              362088634
96 Port Patch Panel                                 No Serial#
Centercom 3024tr (Hub)                              PT3F7080E
Centercom 3024tr (Hub)                              F03N611BD
Prime 133mhz                                        No Serial#
Generic Pentium Pro 200mhz                          H1VHGD
Quantex Pentium 120mhz                              5001410090
Quantex Pentium 120mhz                              5001417346
Digital Link DL3100 Digital Service Multiplexer     3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                       7252411
Power Mac 7100/80                                   FC5080UR44H
Gateway Pentium 100mhz                              5232643
ACI Pentium III 450mhz                              97001420
Belkin OmniView 6 Port                              No Serial#
Gateway Pentium Pro 200mhz                          4224929
Gateway Pentium 120mhz                              6425691
Unisys Pentium Pro 180mhz                           4907791
ACI Pentium 100mhz                                  No Serial#
Belkin OmniView 6 Port                              No Serial#
3Com SuperStack2 Switch                             7YDB025314
3Com SuperStack2 Switch                             7WKR101189
Mag Innovision                                      MI58HA022364
Belkin OmniView 6 Port                              No Serial#
Mag Innovision                                      MI58HB033662
ACI P.C.                                            97001422
Belkin Omniview Pro 8 Port                          No Serial#
Dell M780 Monitor                                   5322DA0727
Telnet Server                                       TSS98030051
Dell Poweredge 4300                                 01V8E
Dell Dimension XPS D266                             No Serial#
Dell VC5 Monitor                                    15001106
Sun Netra Ultra Spark Drive                         618F1905
Sun Ultra Enterprise 450                            024H2F8C
Mag Innovision / MagDX1795                          018C1358
Telenet Server                                      TSS98040034
Telenet Server                                      TSS98070014
DLT Tape Drive External                             2625
Sun                                                 012H26ED
CT                                                  US82321776
Gateway 2000 G6200                                  6986892

Gateway 2000 G6200                                  7248475
ACI PC                                              97200548
Gateway 2000 G6200                                  MI58HA022363
Belkin Omni View 6Port                              No Serial#
3Com SuperStack2 Switch                             7A8F000301
3Com SuperStack2 Switch                             7WKR106693
Power PC                                            FC6012TV3FV
Telenet Server                                      TSS98030059
Telenet Server                                      TSS98030060
Telenet Server                                      TSS98070013
Gateway 2000 Vivitron / CPD-GF200                   7050359
Belkin Omniview 6 Port                              No Serial#
Sun Ultra 1 Creator                                 607F04E1
Sun Ultra 1 Creator                                 651F0EEE
Sun Enterprise 220R                                 012H3098
Sparc Station 10                                    251F5398
Power PC                                            XB5310L03FT
Arena II Disk Array                                 10180
3Com Baseline Switch                                0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                    15370
Dell PowerEdge 4600                                 3VK4M11
APC Smartcell XR                                    EP9707162693
APC Smartcell XR                                    EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


            PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)

SVMi-4 4 Port Voicemail Card
2 - single line ports
1 - 28 button Display Speaker Phones                Falcon 28D
10 - 18 Button Display Speaker Phones               Falcon 18D


            UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 2
                               Assumed Liabilities



Schedule 2 will be completed on the Closing Date and will identify all liabilities that exist on the Closing Date that will be transferred to Purchaser, including any and all liabilities related to accounts payable incurred in the ordinary course of business, including past due amounts.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 3(b)
    Payments that Cause an Adjustment to the Guaranteed Closing Date Cash/AR



Payment Matter

1.       AT&T
2.       Applied Theory
3.       Bell South
4.       City of Atlanta
5.       Deutsche (RSW)
6.       Faulkner & Gray
7.       FedEx
8.       Sherb & Company
9.       Genesys Conferencing
10.      Globix
11.      Hinkley Springs
12.      ICSA
13.      JPTurner
14.      Property Georgia(Lease Liability Building 14)/Dietrich Evans et al.
15.      Newmark & Co. (Lease Liability NY)
16.      Millenia Internet
17.      Newcourt
18.      Nextlink
19.      Oracle
20.      Professional Exchange
21.      Sutherland Asbill & Brennan
22.      Set Focus
23.      Social Security Administration (FUTA penalty)
24.      Standard & Poor's
25.      Tokai (Ricoh)
26.      TriState Office Products
27.      World Investor Link
28.      Mitchell Financial Printing
29.      Michael Sheppard

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(d)
                          Required Government Consents

                                      None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(e)
                           Required Contract Consents


     The following contracts would need prior written consent to be transferred to Purchaser (per Standard Terms and Conditions Paragraph 6. of their service agreements with HOMECOM):

Bend cable Communications
Belle Chambre
Bituminous Insurance

The following suppliers would need to be transferred to Purchaser; Automatic Systems
BSDI/Windriver
Coca Cola
Data Power Systems
Docu-Team
Genuity/Level III Communications
Oracle
Piedmont Ivy
Pitney Bowes
Skytel

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(g)
                             Purchaser Capital Stock



Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili own 100% of the outstanding shares of common stock of Purchaser.

                                 TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(h)
                                   Litigation

Seller Litigation:
------------------

     No Litigation is pending, or, to Purchaser's best knowledge, threatened against Seller or its subsidiaries or any of its present of former directors, officers, or employees, affecting, involving, or relating to any of the Assets or the Business except as listed below.

     On or about February 8, 2002, Seller received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that Seller defaulted on its lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 Seller reached an out of court settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February through August, 2003.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against Seller alleging, among other things, that Seller breached its contract with Siemens. The complaint sought damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California. On April 26, 2002, after retaining counsel and as a result of the Company's response, the complaint was dismissed.


Purchaser Litigation:
---------------------

     None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 8(a)
                          Allocation of Purchase Price



To be determined by the Purchaser at its reasonable discretion, if applicable.

                                    EXHIBIT 1
                                    ---------

                         Form of Shareholder's Agreement

                               TULIX SYSTEMS, INC.

                              SHAREHOLDER AGREEMENT


     This Shareholder Agreement (the "Agreement") is made as of _______________, 2003 by and among Tulix Systems, Inc., a Georgia corporation (the "Company"), HomeCom Communications, Inc., a Delaware corporation ("HomeCom"), and the holders of the Company's Common Stock, $.01 par value (the "Common Stock"), listed on Schedule 1 attached hereto (the "Founding Shareholders").

                                    RECITALS
                                    --------

     A. HomeCom and the Company are parties to that certain Asset Purchase Agreement, dated as of ___________, 2003 (the "Asset Purchase Agreement"), pursuant to which HomeCom has sold to the Company, and the Company has purchased from HomeCom, substantially all of the assets used in the operation of HomeCom's hosting and website maintenance business in exchange for consideration that includes, among other things, fifteen percent (15%) of the outstanding shares of Common Stock.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "HomeCom Holder" shall mean HomeCom and those direct and indirect transferees, assignees and successors of HomeCom that own shares of Common Stock of record at the relevant time. The transferees, assignees and successors of HomeCom that shall be considered "HomeCom Holders" for purposes of this Agreement shall be limited to the first five (5) direct or indirect transferees, assignees and successors of HomeCom.

          (b) "Initial Public Offering" shall mean the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, (other than a registration relating solely to a transaction under Rule 145 under such Act or any successor thereto) or to an employee benefit plan of the Company.

          (c) "Securities" shall mean and include all shares of capital stock of the Company, any shares of capital stock of the Company or another entity that may be issued in exchange for or in respect of shares of capital stock of the Company (whether pursuant to stock split, stock dividend, combination, reclassification, reorganization, or any other means), and any right or instrument that contains any feature, conditional or otherwise, whereby any shares of such capital stock of the Company may be obtained.

          (d) "Shareholders" shall mean the HomeCom Holders and the Founding Shareholders.

          (e) "Shareholder's Pro Rata Percentage" shall mean, at any time, that percentage calculated by dividing the number of shares of Common Stock held by a Shareholder by the aggregate number of shares of Common Stock held by all Shareholders at such time.

          (f) "Shares" shall mean and include all Securities now owned or hereafter acquired by the Shareholders.

     2. Right of First Offer.

          (a) General. Subject to the terms and conditions specified in this
Section 2, the Company hereby grants to the Shareholders a right of first offer with respect to future sales by the Company of its Securities ("Later Securities"). A Shareholder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its affiliates in such proportions as it deems appropriate.

          (b) Mechanics. Each time the Company proposes to offer any Later Securities, the Company shall first make an offering of such Later Securities to the Shareholders in accordance with the following provisions:

               (i) The Company shall give written notice ("Offer Notice") to each Shareholder stating (A) its bona fide intention to offer such Later Securities, (B) the number of such Later Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Later Securities, and
(D) such Shareholder's respective Shareholder's Pro Rata Percentage.

               (ii) Within twenty (20) calendar days after receipt of the Offer Notice, each Shareholder may elect, by written notice to the Company (the "Reply Notice"), to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that number of such Later Securities determined by multiplying such Shareholder's Pro Rata Percentage by the total number of Later Securities specified in the Offer Notice. The Company shall sell to each Shareholder the number of Later Securities specified in each Shareholder's Reply Notice promptly following receipt of such Reply Notice.

               (iii) In the event that some Shareholders do not elect to fully subscribe for any Later Securities during the period specified in Section 2(b)(ii) above, the Company shall deliver, promptly upon the expiration of the period specified in Section 2(b)(ii) above, a notice (the "Second Offer Notice") to the Shareholders who have elected to purchase Later Securities in accordance with the provisions of Section 2(b)(ii) (the "Subscribing Shareholders"), which Second Offer Notice shall state (A) the number of unsubscribed Later Securities and (B) the number of such unsubscribed Later Securities that each Subscribing Shareholder is entitled to purchase, which number shall be calculated for each Subscribing Shareholder by multiplying the number of unsubscribed Later

Securities by a fraction, the numerator of which is the number of Later Securities for which such Subscribing Shareholder subscribed pursuant to Section 2(b)(ii) above and the denominator of which is the total number of Later Securities for which all Subscribing Shareholders subscribed pursuant to Section 2(b)(ii) above. Within ten (10) calendar days after receipt of the Second Offer Notice, each Subscribing Shareholder shall give written notice to the Company specifying the number of unsubscribed Later Securities that such Subscribing Shareholder elects to purchase, and the Company shall sell such number of Later Securities to such Subscribing Shareholder promptly after receipt of such notice.

          (c) The Company may, during the ninety (90) calendar day period following the expiration of both of the periods referenced in subsections 2(b)(ii) and 2(b)(iii) hereof, offer the remaining unsubscribed portion of the Later Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Later Securities within such period, or if such agreement is not consummated within ninety (90) calendar days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Later Securities shall not be offered unless first reoffered to the Shareholders in accordance herewith.

          (d) The right of first offer granted pursuant to this Section 2 shall not apply to the issuance of any Exempt Securities, as that term is defined in
Section 4(b) below.

     3. Right of Co-Sale.

          (a) The Shareholders shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of their Shares except to the other Shareholders, to the Company or as expressly provided in this Agreement.

          (b) Notwithstanding the foregoing paragraph (a), each Shareholder may transfer all or any of its Shares on one or more occasions (i) by way of gift to any member(s) of his family or to any trust or custodianship for the benefit of any such family member(s) or the Shareholder, provided that any such transferee shall agree in writing with the Company and the Shareholders, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to
Section 1(a)), (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to Section 1(a)), or (iii) by pledge of the Shares to any lender or creditor, provided that the restrictions set forth in Section 3 hereof shall apply in connection with any sale of such Shares upon foreclosure or acceptance of such Shares in lieu of foreclosure, or (iv) if the transferring Shareholder is a HomeCom Holder, by transfer of any or all of such HomeCom Holder's Shares on one or more occasions to a person that is, or upon completion of such transfer will be, a HomeCom Holder, provided that each HomeCom Holder shall be bound by all the provisions of this Agreement. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant (natural or adopted), brother or sister, or their spouses.

          (c) If at any time a Shareholder (a "Selling Shareholder") desires to sell all or any part of the Shares owned by him (the "Selling Shareholder Shares") to any person or entity other than one or more of the other Shareholders (the "Purchaser") and other than pursuant to Section 3(b) above (an "Offer"), such Selling Shareholder shall give written notice of such proposed sale or transfer to all of the Shareholders (the "Co-Sale Notice"), which Co-Sale Notice shall identify the Purchaser and specify the number of Selling Shareholder Shares, the price and the payment terms of the proposed sale. Each of the other Shareholders shall have the right to sell to the Purchaser, as a condition to such sale by the Selling Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Selling Shareholder, a number of Shares calculated by multiplying (i) the total number of Selling Shareholder Shares by (ii) such Shareholder's respective Shareholder's Pro Rata Percentage.

          (d) Each Shareholder wishing to so participate in any sale under this
Section 3 (a "Participating Shareholder") shall notify the Selling Shareholder in writing of such intention as soon as practicable after such Shareholder's receipt of the Co-Sale Notice delivered pursuant to Section 3(c), and in any event within twenty (20) calendar days after the date of receipt of such Co-Sale Notice from the Selling Shareholder, with such Participating Shareholder's notice to specify the number of Shares to be sold by the Participating Shareholder.

          (e) In the event that some Shareholders do not elect to fully participate in the Offer during the period specified in Section 3(d) above, the Selling Shareholder shall deliver a notice (the "Second Co-Sale Notice") to the Participating Shareholders, which Second Co-Sale Notice shall state (A) the aggregate number of Shares that the Shareholders were eligible to sell pursuant to Section 3(c) but did not elect to sell (the "Unsold Shares") and (B) the number of Unsold Shares that each Participating Holder is entitled to sell to Purchaser, which number shall be calculated by multiplying the number of Unsold Shares by a fraction, the numerator of which is the number of Shares that each Participating Shareholder elected to sell to Purchaser pursuant to Section 3(d) above and the denominator of which is the aggregate number of Shares that all Participating Shareholders elected to sell to Purchaser pursuant to Section 3(d) above. Within ten (10) calendar days after receipt of the Second Co-Sale Notice, each Participating Shareholder shall give written notice to the Company specifying the number of Unsold Shares that such Participating Shareholder elects to sell to Purchaser.

          (f) Following the expiration of both of the periods referred to in
Section 3(d) and Section 3(e), or at such earlier time as the Selling Shareholder, the Participating Shareholders and the Purchaser may agree upon, the Selling Shareholder and each Participating Shareholder shall sell to the Purchaser all or, at the option of the Purchaser, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those in the Offer provided by the Selling Shareholder under Section 3 above; provided, however, that any purchase of less than all of such Shares by the Purchaser shall be made from the Selling Shareholder and each Participating Shareholder pro rata based upon the relative amount of the Shares that the Selling Shareholder and each Participating Shareholder had decided to sell after complying with Section 3(c),
Section 3(d) and Section 3(e).

          (g) Any Shares sold by a Shareholder to a Purchaser pursuant to this
Section 3, other than Shares transferred pursuant to Section 3(b), shall no longer be subject to the restrictions imposed by this Agreement and shall no longer be entitled to the benefits conferred by this Agreement.

     4. Anti-Dilution Protection.

          (a) In the event that the Company shall, at any time or from time to time after the date hereof, sell or issue any Securities (any sale or issuance of Securities other than pursuant to clauses (i) or (ii) below being referred to herein as a "Subsequent Issuance") other than issuances (i) of Exempt Securities as defined in subsection (b) immediately below, or (ii) to Shareholders pursuant to rights of first offer granted pursuant to Section 2 hereof, unless, in such instance, the only Securities being issued pursuant to Section 2 are being issued to Founding Shareholders, in which case the issuance of such Securities shall be considered a Subsequent Issuance, then, upon each Subsequent Issuance, the Company shall issue to the HomeCom Holders additional shares of Common Stock such that the aggregate ownership interest of the HomeCom Holders shall remain at fifteen percent (15.0%) of the outstanding shares of Common Stock, on a fully-diluted basis. In such instances, the Company will issue to each HomeCom Holder a number of shares of Common Stock calculated by multiplying the total number of shares to be issued by the Company to all the HomeCom Holders by a fraction, the numerator of which is the number of Shares held by such HomeCom Holder and the denominator of which is the number of Shares held by all HomeCom Holders at such time. For purposes of this Agreement, the term "fully-diluted" shall mean the number of shares of Common Stock outstanding plus the number of shares of Common Stock then issuable upon conversion or exercise of all outstanding Securities.

          (b) Exempt Securities. The following issuances of Securities ("Exempt Securities") shall not be a considered Subsequent Issuances for purposes of
Section 4(a) above or issuances of Later Securities for purposes of Section 2 above: (i) the issuance or sale of Securities (and options, warrants or other rights therefor) to employees, consultants, advisors and directors, pursuant to plans or agreements approved by the board of directors for the primary purpose of soliciting or retaining their services or compensating them for their services; (ii) the issuance of Securities (and options, warrants or other rights therefor) to customers, business partners, financial institutions or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, provided, however, that the aggregate amount of Exempted Securities issuable pursuant to the exemptions provided by subsections (i) and (ii) above shall not exceed the number of shares equal to eight percent (8%) of the number of shares of Common Stock that are outstanding on the date hereof; (iii) the issuance or sale of Securities pursuant to the consummation of an Initial Public Offering;
(iv) the issuance of Securities in connection with a bona fide business acquisition by the Company of another business entity or technologies or pursuant to a strategic partnership or other business transaction, combination or relationship; (v) the issuance of securities in connection with a negotiated "equity financing" in which the Company agrees to sell Securities to an equity investor or a group of equity investors for cash consideration, provided, however, that this exclusion shall not apply if a majority of Securities to be purchased by the group of equity investors would be purchased by Founding Shareholders; or, (vi) the issuance of Securities in connection with any stock split, stock dividend, recapitalization, or similar transaction by the Company.

     5. Financial Information and Inspection Rights. For so long as HomeCom Holders continue to own at least twenty-five percent (25%) of the shares of Common Stock issued to the HomeCom Holders on the date hereof, the Company shall permit the HomeCom Holders, at the HomeCom Holders' expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the HomeCom Holders; provided, however, that the Company shall not be obligated pursuant to this
Section 5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information and provided, further, that the HomeCom Holders shall not be entitled to exercise the inspection rights granted pursuant to this Section 5 more than two times per year. In addition, the Company shall provide to the HomeCom Holders, upon the written request of any HomeCom Holder, with copies of the Company's unaudited financial statements, including a balance sheet, an income statement, and a statement of cash flows (the "Financial Statements"); provided, however, that the Company shall be obligated to provide the Financial Statements to the HomeCom Holders not more than two times per year.

     6. Term. This Agreement shall terminate (a) upon the mutual agreement of the HomeCom Holders and the Founding Shareholders or (b) the fifth anniversary of the date of this Agreement, whichever occurs first.

     7. Specific Enforcement. The parties expressly agree that the HomeCom Holders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Company or any Shareholder, the HomeCom Holders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     8. Legend. Each certificate evidencing the Shares of the Shareholders shall bear a legend substantially as follows:

     "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Shareholder Agreement dated as of __________, 2003, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     9. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to the Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom:

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646
                  (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000
                  (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature pages hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     10. Entire Agreement and Amendments. This Agreement and the Asset Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that HomeCom Holders owning more than 50% of the shares then owned by all HomeCom Holders may effect any such waiver, modification, amendment or termination on behalf of all of the HomeCom Holders.

     11. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided herein, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

     12. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     13. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TULIX SYSTEMS, INC., a Georgia corporation


By:
------------------------------------------------
Gia Bokuchava, President and
Chief Executive Officer


HOMECOM COMMUNICATIONS, INC., a Delaware corporation


By:
------------------------------------------------
Name:
------------------------------------------------
Title:
------------------------------------------------


FOUNDING SHAREHOLDERS:


------------------------------------------------
Gia Bokuchava

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Nino Doijashvili

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Timothy R. Robinson

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------

                                   Schedule I

                              Founding Shareholders

Gia Bokuchava
Nino Doijashvili
Timothy R. Robinson

                                    EXHIBIT 2
                                    ---------

                         Form of Secured Promissory Note

                             SECURED PROMISSORY NOTE
                             -----------------------


[$70,000.00]                                                    __________, 2003

     FOR VALUE RECEIVED, the undersigned, Tulix Systems, Inc., a Georgia corporation ("Maker"), promises to pay to the order of HomeCom Communications, Inc., a Delaware corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at ____________________________, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of [SEVENTY THOUSAND AND NO/100THS DOLLARS ($70,000.00)].

     The principal amount hereof shall be due and payable on ________ ____, 2004 (the "Maturity Date"). [Insert date that is one year after the Closing Date]

     Interest on the outstanding unpaid principal amount hereof shall accrue at the rate of seven percent (7.0%) per annum (computed on the basis of a 360-day year), beginning on the date hereof, and shall be due and payable on the Maturity Date.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. This Note is secured pursuant to the terms of that certain Security Agreement, of even date herewith, between Maker and Payee, as amended, supplemented or restated from time to time (the "Security Agreement"). It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in the Security Agreement, which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Security Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Security Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein and during any period that Maker shall have failed to make payment of any principal or interest due hereunder, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) that certain Asset Purchase Agreement, dated as of March ___, 2003, by and between Maker and Payee, (ii) the Security Agreement and (iii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Security Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that federal law may be applicable to the determination of the Maximum Rate. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Maker hereby irrevocably consents to the jurisdiction of the United States District Court and of all state courts sitting in New Castle County, Delaware, for the purpose of any litigation to which Holder may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in New Castle County, Delaware, unless Holder agrees to the contrary in writing.

     HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

     IN WITNESS WHEREOF, Maker, on the day and year first above written, has caused this Note to be executed under seal.

                                            MAKER:

                                            TULIX SYSTEMS, INC.,
                                            a Georgia corporation

                                            By:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                            [CORPORATE SEAL]

                                    EXHIBIT 3
                                    ---------

                           Form of Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is dated as of _________ ___, 2003, between Tulix Systems, Inc., a Georgia corporation ("Debtor"), and HomeCom Communications, Inc., a Delaware corporation ("HomeCom").

SECTION 1. Definitions

     1.1 Certain Defined Terms. Terms defined in the APA (as defined below) and not otherwise defined herein shall have the respective meanings provided for in the APA. The following terms shall have the respective meanings provided for in the UCC (as defined below): "Accounts," "Chattel Paper," "Commercial Tort Claim," "Documents," "General Intangibles," "Goods," "Instruments," "Inventory," "Letter of Credit Rights," "Proceeds," and "Supporting Obligations." The following terms, as used herein, shall have the meanings set forth below:

     "APA" means that certain Asset Purchase Agreement, dated as of March ___, 2003, between Debtor and HomeCom, as the same may be amended from time to time, and any document required by the APA to be delivered by Debtor in connection with the APA or the closing of the transactions contemplated therein.

     "Business" means Seller's business of developing and hosting Internet applications, products and services to commercial customers, the assets of which business are being transferred to Debtor pursuant to the APA.

     "Event of Default" means (a) the Debtor fails to timely perform any of its duties or obligations as specified in this Agreement or the Note in accordance with their respective terms, (b) the breach of any representation or warranty made by Debtor in this Agreement or the Note, (c) the breach of or failure to perform or observe any covenant or agreement contained in this Agreement or the Note, (d) the existence of any default under this Agreement or the Note, (e) the Debtor shall generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, (f) any proceeding is instituted by or against the Debtor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property, or (g) the Debtor is liquidated or dissolved.

     "Note" means one or more Secured Promissory Note(s), in the aggregated principal amount of [$70,000], dated on or after the date hereof, by Debtor in favor of HomeCom, referencing this Agreement, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructurings and refinancings thereof.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Secured Party" means HomeCom and its successors and assigns.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia and Delaware, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2 Other Definition Provisions. Any of the terms defined in Subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations. Capitalized terms used herein which are not specifically defined shall have the meaning given such terms in the Note (as defined below).

SECTION 2. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations (as defined below) in accordance with the terms thereof, Debtor hereby grants to Secured Party a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

          (a) the intellectual property identified on Schedule 2(a) (the "Intellectual Property");

          (b) the contracts identified on Schedule 2(b) (the "Contracts"), including any Accounts, General Intangibles, Chattel Paper, Documents, Instruments, Commercial Tort Claims, Letter-of-Credit Rights, and Supporting Obligations ancillary to, arising in any way in connection with, or otherwise relating to any of the Contracts, and including all Inventory or other Goods (including retained or repossessed Inventory or Goods), if any, sold to customers pursuant to the Contracts, and all insurance contracts with respect thereto;

          (c) the accounts receivable identified on Schedule 2(c) (the "Accounts Receivable");

          (d) the equipment being used as of the date hereof to service and maintain the Contracts and operate the Business and, in addition, the equipment identified on Schedule 2(d) (the "Equipment");

          (e) any Documents, Instruments or other receipts covering, evidencing or representing any of the assets identified in subparts (a) through (d) above;

          (f) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (e) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

          (g) Proceeds of all or any of the property described in subparts (a) -
(f) above.

SECTION 3. Security for Obligations

     This Agreement secures the payment and performance of the Note, and all renewals, extensions, amendments, restructurings and refinancings thereof (the "Secured Obligations").

SECTION 4. Debtor Remains Liable

     Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations, Warranties and Covenants

     Debtor represents, warrants and covenants as follows:

     5.1 Corporate Existence and Authority. The Debtor is duly organized, validly existing and in good standing in the State of Georgia and in every other state in which the nature of its business in such state requires it to be so qualified. It is duly authorized to execute and deliver this Agreement. None of the provisions of this Agreement violate or are in conflict with any provisions of the Debtor's Articles of Incorporation, as amended, Bylaws, as amended, or any existing agreement, court order or consent decree to which the Debtor is a party or may be bound. The Debtor has taken all necessary action to authorize the granting of the security interest pursuant to this Agreement and the delivery of any instruments as may be required under this Agreement.

     5.2 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     5.3 Payment of Indebtedness. The Debtor will pay or perform the Secured Obligations as and when they become due, payable and performable in accordance with the terms of such indebtedness and this Agreement.

     5.4 Place of Business. Except as permitted with the prior consent of the Secured Parties, the Collateral will be kept at 3495 Piedmont Road, Suite 110, Atlanta, Georgia 30305 (the "Premises"). The Debtor will not remove the Collateral from the Premises (other than the removal of such Collateral in the ordinary course of the Debtor's business) without the prior consent of the Secured Parties. The Debtor will immediately give written notice to Secured Party of any change in its chief executive office or principal place of business. Debtor does not do business under any corporate name, trade name or fictitious business name except for Debtor's corporate name on the date hereof. Debtor will notify Secured Party promptly in writing at least 30 days prior to
(a) any change in Debtor's name, identity, mailing address, jurisdiction of organization or corporate structure and (b) Debtor's commencing the use of any trade name, assumed name or fictitious name.

     5.5 No Liens or Financing Statements. The Debtor has, or will acquire, full and clear right, title and interest to the Collateral and will at all times keep the Collateral free from any adverse lien, security interest or encumbrance other than Permitted Liens. No financing statements covering all or any portion of the Collateral is on file in any public office, except with respect to Permitted Liens. For purposes of this Agreement, "Permitted Liens" shall mean those liens, encumbrances or security interests that are specified on Exhibit A.

     5.6 Perfection. This Agreement, together with the UCC filings referenced herein, create to secure the Secured Obligations a valid, perfected and first priority security interest in the Collateral and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     5.7 Restrictions. The Debtor will deliver or cause to be delivered such documents as the Secured Parties may reasonably request to secure the indebtedness, obligations and liabilities referred to in this Agreement including, without limitation, any continuation statements, a copy of the source code listing for the complete and current version of Debtor's program code for each of Debtor's software products included in the Collateral for the purpose of complying with U.S. Copyright Office deposit requirements in connection with registering (i) Debtor's claims of copyright ownership in and to each such software product with the U.S. Copyright Office and (ii) security interest in and to each software related product copyright rights and copyright registration related to the Collateral.

     5.8 No Transfer of Collateral. The Debtor will not sell or offer to sell or otherwise transfer all or any part of the Collateral (other than sales in the ordinary course of business) without the prior consent of the Secured Party.

     5.9 Books and Records; Inspection Rights. The Debtor will at all times maintain accurate and complete books and records with respect to the Collateral. A representative of Secured Party may inspect, audit and make copies of those books and records and any other data relating to the Collateral, at such reasonable times and places as such representative shall determine. In addition, a representative of Secured Party may inspect the Collateral at such times and places as such representative shall determine, and for that purpose may enter upon or into the Premises.

     5.10 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 6. Further Assurances

     6.1 Other Documents and Actions. Debtor will, from time to time, at Secured Party's expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     6.2 Secured Party Authorized. Debtor hereby authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 7. Remedies

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral).

          (b) Assembly of Collateral. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may require Debtor, at Debtor's expense, to promptly assemble all or part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to all parties. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may occupy any premises owned or leased by Debtor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Debtor in respect of such occupation.

          (c) Sale of Collateral. Upon the occurrence of an Event of Default, the Secured Party may sell all or part of the Collateral at public or private sale, at any of Debtor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, Debtor hereby deems 20-days advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral pursuant to this Section regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (d) Contract Rights. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may exercise any rights and remedies of Debtor under or in connection with the instruments, chattel paper or contracts which represent the Contracts, the Accounts Receivable, the Intellectual Property or otherwise relate to the Collateral, including, without limitation, any rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provisions of, the instruments, chattel paper or contracts which represent the Contracts, Accounts Receivable or the Intellectual Property.

          (e) Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, or may direct Debtor to, take any action the Secured Party deems necessary or advisable to enforce collection of the Accounts Receivable, including, without limitation, notifying the account debtors or obligors under any Accounts Receivable of the assignment of such Accounts Receivable to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of Debtor, the Secured Party may enforce collection of any such Accounts Receivable, and adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Debtor might have done.

          (f) After receipt by Debtor of the notice referred to in subsection
(e) above, in accordance with the terms thereof and so long as an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts Receivable shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Debtor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral. Debtor shall not adjust, settle or compromise the amount or payment of any receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 8. Limitation on Duty of Secured Party with Respect to Collateral

     Beyond the safe custody thereof, Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any Secured Party or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

SECTION 9. Application of Proceeds

     Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Note or with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor any surplus and Debtor shall remain liable for any deficiency.

SECTION 10. Continuing Security Interest; Transfer of Interest

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full (the "Termination Date"), provided, however, that the security interest in the Collateral created by this Agreement shall continue after the Termination Date with respect to any Secured Obligations that arose prior to the Termination Date, (b) be binding upon Debtor and its permitted successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Upon any termination of the security interests granted hereby, all rights to the Collateral shall revert to Debtor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

SECTION 11. Notices

     Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646 (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000 (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature page hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

SECTION 12. Waivers, Non-Exclusive Remedies, Severability

     No failure on the part of Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any power, right or privilege under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any such power, right or privilege under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

     The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

SECTION 13. Successors and Assigns

     This Agreement is for the benefit of HomeCom and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns, provided that Debtor shall not assign this Agreement without Secured Party's prior written consent.

SECTION 14. Changes in Writing

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party and Debtor.

SECTION 15. Applicable Law

     This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

SECTION 16. Expenses

     Debtor shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of enforcing the Security Interests, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

SECTION 17. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For the purposes of executing this Agreement, (a) a document signed and transmitted by facsimile or telecopier shall be treated as an original document; (b) the signature of any party on such document shall be considered as an original signature; (c) the document transmitted shall have the same effect as a counterpart thereof containing original signatures; and (d) at the request of Secured Party, Borrower, who executed this Agreement and transmitted the signature by facsimile or telecopier, shall provide such original signature to Secured Party. No party may raise as a defense to the enforcement of this Agreement that a facsimile or telecopier was used to transmit any signature of a party to the Note.

SECTION 18. Severability

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.


                                           DEBTOR:


                                           TULIX SYSTEMS, INC.



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           HOMECOM COMMUNICATIONS, INC.:



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------

                                  Schedule 2(a)

                              Intellectual Property


All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  Schedule 2(b)

                                    Contracts


    Client                 Description               Period       Expiration
--------------------------------------------------------------------------------
Bend Cable           Monthly Hosting Services        Monthly    01/31/04

Belle Chambre        Monthly Hosting Services        Monthly    Month to Month

Bituminous Fire      Monthly Hosting Services        Monthly    08/31/03

Landry's             Monthly Hosting Services        Monthly    Month to Month

Magellan Health      Monthly Hosting Services        Monthly    Month to Month

Merchants            Monthly Hosting Services        Monthly    Month to Month

NCB                  Monthly Hosting Services        Monthly    Month to Month

T.C. Fields          Monthly Hosting Services        Monthly    Month to Month

Road Runner          Monthly Hosting Services        Monthly    Expired 12/31/01

                                  Schedule 2(c)

                               Accounts Receivable



                Client                                                 Amount
--------------------------------------------------------------------------------
Road Runner                                                           70,000.00
                                                                      ---------
Total                                                                 70,000.00
                                                                      =========

                                  Schedule 2(d)

                                    Equipment



               EQUIPMENT / MODEL #                                SERIAL #
--------------------------------------------------------------------------------

          OFFICE EQUIPMENT

Toshiba 2530 CDS                                                 49634310A
Dell Dimension                                                   183BQ
Sony Multiscan w7000                                             2000353
Dell Trinitron                                                   7047788
Viewsonic                                                        G810
ACI PIII P.C                                                     97001419
HP Deskjet 895CSE / C6410B                                       SG9611W0R3
Brother Electronic Typewriter GX8250                             B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm                          8471538
Dell Dimension T450                                              11LQR
Viewsonic G810                                                   Q190775179
HP Laserjet 2100                                                 USGX066422
ACI PIII P.C                                                     97200545
Viewsonic G810                                                   QV01445958
Unisys Aquatam /DMS/6                                            49609557
Dell Ultrascan 20TX / D2026t-HS                                  2024784
Toshiba Tecra 730CDT / PA1228U                                   10614039
HP Laserjet 4M Plus C2039A                                       JPGK235556
ACI PIII P.C                                                     97001421
Viewsonic G810                                                   QV01344797
Dell Monitor M780                                                5322DE22KJ59
HP Laserjet 3100 C3948A                                          USBG021007
Gateway 2000 P5-120                                              4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                             Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                              8443375
HP Scanjet 4C / C2520B                                           SG719230CV
Viewsonic G810                                                   QV01445960
Gateway 2000 G6                                                  6003513
ACI PIII P.C                                                     97200544
MAC                                                              XB0211BHHSF
Dell Monitor M780                                                3872E808
HP Officejet 520 / C3801A                                        US75MA21M2
Gateway 2000 / CPD-GF200                                         7025149
HP Pavilion 4455 / D7394A                                        US91168277
Gateway 2000 Vivitron 15 / CPD15F23                              8632172
Gateway 2000 G6 -200                                             6003511
Viewsonic G810                                                   QV01445756

HP Deskjet 895CSE / C6410B                                       SG91Q1V05G
ACI PIII P.C                                                     97200546
Macintosh Power PC 8500/120                                      XB5490QL3FT
Dell Monitor M780                                                5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01                            MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                               49629218A
Infocus / LP435Z                                                 3EW91400111
Infocus Lite Pro 580                                             2AB0601787
KDS Flat Screen Monitor KLT1513A                                 1540SBB36004376
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006041
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006142
KDS Rad 5 Flat Screen                                            5003944900267
KDS Rad 5 Flat Screen                                            5003944900174
Dell Dimension CPU 4400                                          8S4WG11
Dell Dimension CPU 4400                                          5S4WG11
Nicon Collpix 5000                                               178-74515-1762
I-Book 700 Mhz Small Screen                                      N/A


          NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                                UXCXM
Seagate External DDS3 Tape Drive / STD62400N                     GT00MSM
Dell Power Edge 6350                                             6J8I0
Raid Web 500 Gigs External Raid                                  No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz                            6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                                6L80I
Artecon 200 Gig External Raid                                    24514570296
Artecon 200 Gig External Raid                                    24514570320
Artecon 200 Gig External Raid                                    24514570326
Artecon 200 Gig External Raid                                    24515330067
ATL Power Store L200 DLT Auto Loader                             No Serial#
TeleNet Server Pentium Pro 200                                   TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz                        4JEDB
TeleNet Server Pentium2 333mhz                                   TSS98040035
TeleNet Server Pentium2 300mhz                                   TSS98040027
TeleNet Server Pentium2 266mhz                                   TSS98050001
TeleNet Server Pentium2 266mhz                                   TSS98030058
TeleNet Server Pentium2 400mhz                                   TSS98030057
TeleNet Server Dual Pentium2 300mhz                              TSS98070082
TeleNet Server Pentium2 300mhz                                   TSS98030005
3Com SuperStack2 Switch                                          7WKR101215
Gateway 2000 Pentium Pro 200mhz                                  7248477
Belkin OmniView                                                  No Serial#
3Com SuperStack2 Switch                                          SWKR096596
ADC Kentrox Data-Smart T3/E3 IDSU                                DDM1UZPBRA
Cisco 7200                                                       72602314
Cisco 7200                                                       72602346

Superstack II Dual Hub 500-0801                                  72BV200F84F
Cisco Catalyst 1900                                              00902B49C540
Cisco 3524 Catalyst                                              000196348D00
Sun Ultra 5                                                      FW01950150
Dell Pentium Dimension XPS Pro 200mhz                            92CW1
Dell Pentium Dimension XPS P266                                  FN77S
Cisco 3620 Frame Relay                                           362088634
96 Port Patch Panel                                              No Serial#
Centercom 3024tr (Hub)                                           PT3F7080E
Centercom 3024tr (Hub)                                           F03N611BD
Prime 133mhz                                                     No Serial#
Generic Pentium Pro 200mhz                                       H1VHGD
Quantex Pentium 120mhz                                           5001410090
Quantex Pentium 120mhz                                           5001417346
Digital Link DL3100 Digital Service Multiplexer                  3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                                    7252411
Power Mac 7100/80                                                FC5080UR44H
Gateway Pentium 100mhz                                           5232643
ACI Pentium III 450mhz                                           97001420
Belkin OmniView 6 Port                                           No Serial#
Gateway Pentium Pro 200mhz                                       4224929
Gateway Pentium 120mhz                                           6425691
Unisys Pentium Pro 180mhz                                        4907791
ACI Pentium 100mhz                                               No Serial#
Belkin OmniView 6 Port                                           No Serial#
3Com SuperStack2 Switch                                          7YDB025314
3Com SuperStack2 Switch                                          7WKR101189
Mag Innovision                                                   MI58HA022364
Belkin OmniView 6 Port                                           No Serial#
Mag Innovision                                                   MI58HB033662
ACI P.C                                                          97001422
Belkin Omniview Pro 8 Port                                       No Serial#
Dell M780 Monitor                                                5322DA0727
Telnet Server                                                    TSS98030051
Dell Poweredge 4300                                              01V8E
Dell Dimension XPS D266                                          No Serial#
Dell VC5 Monitor                                                 15001106
Sun Netra Ultra Spark Drive                                      618F1905
Sun Ultra Enterprise 450                                         024H2F8C
Mag Innovision / MagDX1795                                       018C1358
Telenet Server                                                   TSS98040034
Telenet Server                                                   TSS98070014
DLT Tape Drive External                                          2625
Sun                                                              012H26ED
CT                                                               US82321776
Gateway 2000 G6200                                               6986892
Gateway 2000 G6200                                               7248475
ACI PC                                                           97200548
Gateway 2000 G6200                                               MI58HA022363

Belkin Omni View 6Port                                           No Serial#
3Com SuperStack2 Switch                                          7A8F000301
3Com SuperStack2 Switch                                          7WKR106693
Power PC                                                         FC6012TV3FV
Telenet Server                                                   TSS98030059
Telenet Server                                                   TSS98030060
Telenet Server                                                   TSS98070013
Gateway 2000 Vivitron / CPD-GF200                                7050359
Belkin Omniview 6 Port                                           No Serial#
Sun Ultra 1 Creator                                              607F04E1
Sun Ultra 1 Creator                                              651F0EEE
Sun Enterprise 220R                                              012H3098
Sparc Station 10                                                 251F5398
Power PC                                                         XB5310L03FT
Arena II Disk Array                                              10180
3Com Baseline Switch                                             0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                                 15370
Dell PowerEdge 4600                                              3VK4M11
APC Smartcell XR                                                 EP9707162693
APC Smartcell XR                                                 EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


          PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)
 SVMi-4 4 Port Voicemail Card

2 - single line ports
1 - 28 button Display Speaker Phones                             Falcon 28D
10 - 18 Button Display Speaker Phones                            Falcon 18D


          UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                    EXHIBIT A
                                    ---------

                                 Permitted Liens
                                 ---------------

                                      None.

                                                                       EXHIBIT B
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by deleting Article I in its entirety and substituting in lieu thereof the following:

                                       "I
                                       --

     The name of the Corporation is Global Matrechs, Inc."


                                   ARTICLE III
                                   -----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by amending Article IV as follows:

                                       "IV
                                       ---

     The total number of shares of capital stock which the Corporation is authorized to issue is Three Hundred and One Million (301,000,000) divided into two classes as follows:

     (1) One Hundred Million (300,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

     (2) One Million (1,000,000) shares of preferred stock, $.01 par value per share (Preferred Stock")."

     The remainder of Article IV shall remain unchanged.

                                   ARTICLE IV
                                   ----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by deleting Article IX in its entirety and substituting in lieu thereof the following:

                                       "IX
                                       ---

     Action required to be taken or which may be taken at any Annual Meeting or Special Meeting of the Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded."

                                    ARTICLE V
                                    ---------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended to include the following at the end of the second paragraph of
Article IV thereof:

          "Each ( ) shares of the Common Stock issued as of the date and time immediately preceding [INSERT DATE UPON WHICH ARTICLES OF AMENDMENT ARE FILED], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Common Stock; provided, however, that any fractional interest resulting from such change and reclassification shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. Each holder of record of a certificate or certificates which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of Common Stock into and for which the shares of the Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

                                   ARTICLE VI
                                   ----------

     All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Amended and Restated Certificate of Incorporation this _____ day of _____________, ______.

                                         HOMECOM COMMUNICATIONS, INC.


                                         By:      ______________________________
                                         Name:    ______________________________
                                         Title:   ______________________________

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

                          "2(f) Intentionally omitted."
                          -----------------------------


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock this _____ day of _____________, 2003.


                                          HOMECOM COMMUNICATIONS, INC.


                                          By:    ______________________________
                                          Name:  ______________________________
                                          Title: ______________________________

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

                          "2(f) Intentionally omitted."
                          -----------------------------


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock this _____ day of _____________, 2003.


                                          HOMECOM COMMUNICATIONS, INC.



                                          By:     ______________________________
                                          Name:   ______________________________
                                          Title:  ______________________________

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

                          "2(f) Intentionally omitted."
                          -----------------------------


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock this _____ day of _____________, 2003.


                                          HOMECOM COMMUNICATIONS, INC.


                                          By:     ______________________________
                                          Name:   ______________________________
                                          Title:  ______________________________

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                       OF
               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of the Corporation (the "Certificate of Designations") shall be amended by deleting Section 2(f) in its entirety and substituting in lieu thereof the following:

                          "2(f) Intentionally omitted."
                          -----------------------------


                                   ARTICLE III
                                   -----------

     All other provisions of the Certificate of Designations shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock this _____ day of _____________, 2003.


                                         HOMECOM COMMUNICATIONS, INC.


                                         By:     ______________________________
                                         Name:   ______________________________
                                         Title:  ______________________________

                                                                       EXHIBIT D


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 10-Q

                                  -------------
(Mark One)

/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the quarterly period ended September 30, 2003.

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            For the transition period from ___________ to ___________

                         Commission File Number 0-29204

                           HOMECOM COMMUNICATIONS, INC
                           ---------------------------
        (Exact name of small business issuer as specified in its charter)

          DELAWARE                                     58-2153309
          --------                                     ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             ----------------------
                    (Address of principal executive offices)

                                 (404) 237-4646
                                 --------------
                           (Issuer's Telephone Number)

     Indicate by check whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X].

                      APPLICABLE ONLY TO CORPORATE ISSUERS

     Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: As of October 10, 2003, there were 14,999,156 shares of the registrant's Common Stock, par value $0.0001 per share.


PART I. FINANCIAL INFORMATION

Item 1. Financial Statements (unaudited)

                                     HOMECOM COMMUNICATIONS, INC.

              Consolidated Balance Sheets as of September 30, 2003 and December 31, 2002

                                                                September 30, 2003   December 31, 2002
                                                                    (unaudited)
                                                                ------------------   -----------------
                                                ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                        $     85,784        $    160,342
   Accounts receivable, net                                              258,949             243,159
                                                                    ------------        ------------
     Total current assets                                                344,733             403,501
Prepaid expenses                                                          42,029              20,358
Furniture, fixtures and equipment held for sale                          105,624              83,695
Licensed Technology rights, net                                          920,475
                                                                    ------------        ------------
     Total assets                                                   $  1,412,861        $    507,554
                                                                    ============        ============

                                LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                            $  2,417,271        $  2,109,069
                                                                    ------------        ------------
     Total current liabilities                                         2,417,271           2,109,069
   Note payable                                                          175,000
   Convertible preferred stock (See Note 9)                            6,442,133
                                                                    ------------        ------------
     Total  liabilities                                                9,034,404           2,109,069
   Redeemable Convertible Preferred stock, Series B, $.01
     par value, 125 shares authorized, 125 shares issued
     and 17.8 shares outstanding at  December 31, 2002,
     convertible, participating (See Note 9)                                                 251,750
                                                                    ------------        ------------
STOCKHOLDERS' DEFICIT:
   Common stock, $.0001 par value, 15,000,000 shares
     authorized, 14,999,156 shares issued and outstanding
     at September  30, 2003 and December 31, 2002                          1,500               1,500
   Preferred stock, Series C, $.01 par value, 175 shares
     issued and authorized, 90.5 shares outstanding at
     December 31, 2002, convertible, participating (See
     Note 9)                                                                                       1
   Preferred stock, Series D, $.01 par value, 75 shares
     issued and authorized, 1.3 shares outstanding at
     December 31, 2002, convertible, participating (See
     Note 9)                                                                                       1
   Preferred stock, Series E, $.01 par value, 106.4 shares
     issued and authorized, 106.4 shares outstanding at
     December 31, 2002, convertible, participating (See
     Note 9)                                                                                       1
   Preferred stock, Series H, $.01 par value, 13,500 shares
     authorized, 13,500 shares issued and outstanding at
     September 30, 2003, convertible, participating,
     $13,500,000 liquidation value at September 30, 2003                     135
   Treasury stock, 123,695 shares at September  30, 2003
     and December 31, 2002                                                (8,659)             (8,659)
   Additional paid-in capital                                         19,228,821          23,949,577
   Accumulated deficit                                               (26,843,340)        (25,795,686)
                                                                    ------------        ------------
     Total stockholder's deficit                                      (7,621,543)         (1,853,265)
                                                                    ------------        ------------
     Total liabilities and stockholder's deficit                    $  1,412,861        $    507,554
                                                                    ============        ============


              The accompanying notes are an integral part of these financial statements.

                                                   2

                                        HOMECOM COMMUNICATIONS, INC.

    Consolidated Statements of Operations for the three and nine months ended September 30, 2003 and 2002

                                                       Three Months Ended              Nine Months Ended
                                                          September 30,                  September 30,
                                                           (unaudited)                    (unaudited)
                                                  ----------------------------    ----------------------------
                                                      2003            2002            2003            2002
                                                  ------------    ------------    ------------    ------------
Revenues                                          $    410,005    $    367,710    $  1,227,745    $  1,112,461
Cost of Revenues                                       280,445         274,110         818,300         746,964
                                                  ------------    ------------    ------------    ------------
GROSS PROFIT                                           129,560          93,600         409,445         365,497
                                                  ------------    ------------    ------------    ------------

OPERATING EXPENSES:
   Sales and marketing
   Product development
   General and administrative                          178,368         103,407         439,637         395,600
   Depreciation and amortization                        49,311                          65,748
                                                  ------------    ------------    ------------    ------------
     Total operating expenses                          227,679         103,407         505,385         395,600
                                                  ------------    ------------    ------------    ------------
OPERATING LOSS                                         (98,119)         (9,807)        (95,940)        (30,103)
OTHER EXPENSES (INCOME)
   Interest expense                                    238,499                         239,732
   Other income, net                                    (1,039)         (1,435)        (90,748)        (25,249)
                                                  ------------    ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES AND CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE, NET OF TAX                   (335,579)         (8,372)       (244,924)         (4,854)

INCOME TAX PROVISION (BENEFIT)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE, NET OF TAX                              (802,730)                       (802,730)
                                                  ------------    ------------    ------------    ------------
NET LOSS                                            (1,138,309)         (8,372)     (1,047,654)         (4,854)
DEEMED PREFERRED STOCK DIVIDEND                                       (176,682)       (336,361)       (530,049)
                                                  ------------    ------------    ------------    ------------
LOSS APPLICABLE TO COMMON SHAREHOLDERS            $ (1,138,309)   $   (185,054)   $ (1,384,015)   $   (534,903)
                                                  ============    ============    ============    ============

LOSS PER SHARE - BASIC AND DILUTED:
   Loss before cumulative effect of a change in
   accounting principle                                 (0.022)         (0.012)         (0.038)         (0.036)
   Cumulative effect of a change in accounting
   principle, net of tax                                (0.054)                         (0.054)
                                                  ------------    ------------    ------------    ------------
LOSS PER SHARE - BASIC AND DILUTED                $     (0.076)   $     (0.012)   $     (0.092)   $     (0.036)
                                                  ============    ============    ============    ============

WEIGHTED NUMBER OF SHARES OUTSTANDING               14,999,156      14,999,156      14,999,156      14,999,156


                 The accompanying notes are an integral part of these financial statements.

                                                      3

                             HOMECOM COMMUNICATIONS, INC.

           Consolidated Statements of Cash Flows for the nine months ended
                             September 30, 2003 and 2002

                                                                  Nine Months Ended
                                                                    September 30,
                                                                     (unaudited)
                                                             --------------------------
                                                                 2003           2002
                                                             -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                  $(1,047,654)   $    (4,854)
   Adjustments to reconcile net loss to cash used in
   operating activities:
     Cumulative effect of a change in accounting principle       802,730
     Provision for bad debts                                      23,054         (8,369)
     Deferred rent expense                                                       (4,932)
   Change in operating assets and liabilities:
     Accounts receivable                                         (38,844)       (62,165)
     Prepaid expenses                                            (21,671)       (35,145)
     Accounts payable and accrued expenses                        54,756        (75,502)
                                                             -----------    -----------
       Net cash used in operating activities                    (227,629)      (190,967)
                                                             -----------    -----------

CASH FLOW FROM INVESTING ACTIVITIES:
   Purchase of furniture, fixtures, and equipment                (21,929)       (28,883)
                                                             -----------    -----------
       Net cash used in investing activities                     (21,929)       (28,883)
                                                             -----------    -----------

CASH FLOW FROM FINANCING ACTIVITIES:
   Issuance of Note Payable                                      175,000
                                                             -----------    -----------
       Net cash provided by  financing activities                175,000
                                                             -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                        (74,558)      (219,850)
CASH AND CASH EQUIVALENTS at beginning of period                 160,342        413,346
                                                             -----------    -----------
CASH AND CASH EQUIVALENTS at end of period                   $    85,784    $   193,496
                                                             ===========    ===========

SUPPLEMENTAL DATA:

Non-Cash Activities:

   Preferred stock issued for acquisition of
   technology licenses                                       $   986,223

   Accrued penalty on preferred stock                        $   478,791    $   478,790



      The accompanying notes are an integral part of these financial statements.

                                           4

                          HOMECOM COMMUNICATIONS, INC.

                   Notes to Consolidated Financial Statements

                                   (Unaudited)

1. BASIS OF PRESENTATION

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to Article 10 of Regulation S-X of the Securities and Exchange Commission. The accompanying unaudited financial statements reflect, in the opinion of management, all adjustments necessary to achieve a fair statement of the financial position and results of operations of HomeCom Communications, Inc. (the "Company," "we" or "us") for the interim periods presented. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Commission on April 15, 2003.

2. GOING CONCERN MATTERS AND RECENT EVENTS

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplate the realization of assets and liquidations of liabilities in the normal course of business. The Company has incurred significant losses since its incorporation resulting in an accumulated deficit as of September 30, 2003 of approximately $25.8 million. The Company continues to experience negative cash flows from operations and is dependent on one client that accounts for 97% of revenue. These factors raise doubt about the Company's ability to continue as a going concern.

     On March 27, 2003, we entered into an Asset Purchase Agreement (the "Agreement") with Tulix Systems, Inc. ("Tulix"), a company in which Gia Bokuchava, Nino Doijashvili and Timothy R. Robinson, who are officers and directors of the Company, are officers, directors and founding shareholders.

     Under the Agreement, Tulix will purchase the assets used in the operation of our hosting and web site maintenance business, including intellectual property, equipment, contracts, certain accounts receivable in an aggregate amount of approximately $70,000, and cash of $50,000 (the "Asset Sale"). As consideration for these assets, Tulix will: issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix; issue to us a secured promissory note (the "Note") for a principal amount of $70,000 (subject to adjustment as described below) that will bear interest at an annual rate of 7%, will be secured by certain assets of Tulix that are transferred to Tulix as part of the Asset Sale, and will become due one year after the closing of the Asset Sale (the principal amount of the note may be increased at closing pursuant to the terms of the Agreement); and, assume certain obligations of ours, including certain accounts payable related to ongoing operations.

     The note to be issued by Tulix to the Company will be for a principal amount of $70,000, subject to adjustment as described below. If the sum of the cash and accounts receivable of the Company (as determined in accordance with GAAP in a manner consistent with the Company's past practices) on the day that we complete the Asset Sale is less than $325,053 (subject to certain adjustments), the principal amount of the Note will be increased by an amount equal to the difference between $325,053 (as adjusted) and the sum of the Company's cash and accounts receivable on the closing date. To the extent that the sum of cash and accounts receivable on the day that we complete the Asset Sale is more than $325,053 (as adjusted), the excess will be divided evenly between the Company and Tulix. The Note will bear interest at a rate of 7% per year and will mature on the one year anniversary of the Closing of the Asset Sale. Interest will be due and payable at maturity. The Note will be secured by certain assets transferred to Tulix in the Asset Sale.

     In connection with the Asset Sale, the Agreement provides that we will enter into a Shareholders' Agreement with Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. The Shareholders' Agreement would give the Company certain rights as a holder of Tulix stock for a period of five years. These rights include rights of co-sale, rights of first refusal, anti-dilution rights and rights to inspect the books and records of Tulix. The co-sale rights will give us (and the other Tulix shareholders) the right to participate in any sales, subject to certain exclusions, of Tulix stock by other Tulix shareholders. The rights of first refusal granted to us in the Shareholders' Agreement will require that Tulix give us (and the other Tulix shareholders) the right to purchase any securities, subject to certain exclusions, that it intends to offer to third parties before it offers those securities to third parties. The anti-dilution rights contained in the Shareholders' Agreement will require Tulix to grant us additional shares of common stock any time, subject to certain exclusions, it issues shares of common stock to other persons so that our aggregate ownership interest in Tulix is generally not diluted. Finally, the Shareholders' Agreement will give us the right to inspect the books and records of Tulix, subject to the specific terms of the Shareholders' Agreement.

     The parties intend to complete the Asset Sale if (i) it is approved by the Company's stockholders as required under Delaware law and (ii) the other conditions to closing set forth in the Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment and a condition in favor of Tulix that the largest customer of the business to which the assets relate not have notified the Company or Tulix that it intends to terminate its relationship with HomeCom or Tulix, that it does not intend to transfer its business to Tulix upon completion of the Asset Sale, or that it intends to materially change the amount of business that it does with HomeCom or Tulix. As such, we can offer no assurance that the Asset Sale will be completed. Neither we nor Tulix is under any obligation to pay any type of termination fee if we do not complete the Asset Sale, and there are no other deal protection measures. The Agreement also contains a release from Tulix pertaining to certain matters and mutual releases with Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili regarding certain employment matters.

     On May 22, 2003, the Company completed a transaction with Eurotech, Ltd. ("Eurotech"). The Company had entered into a License and Exchange Agreement with Eurotech and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC, on March 27, 2003 (as amended, the "Exchange Agreement"). In connection with the completion of the transaction, the Company entered into a License Agreement, dated May 22, 2003 with Eurotech (as amended, the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech has licensed to the Company its rights to the EKOR, HNIPU, Electro Magnetic Radiography/Acoustic Core (EMR/AC), Rad-X, Firesil, LEM and Rapidly Biodegradable Hydrophobic Material (RBHM) technologies. In exchange for the licenses of these technologies, the Company (i) issued to Eurotech 11,250 shares of Series F Convertible Preferred Stock and 1,069 shares of Series G Convertible Preferred Stock, both of which were new series of the Company's preferred stock, and (ii) will pay Eurotech a royalty of seven percent (7%) on net sales generated by the licensed technologies and a royalty of four percent (4%) on net sales generated by products and services that are improvements on the licensed technologies. The License Agreement provides that the licenses granted to the Company thereunder will become terminable at the option of Eurotech (i) if the Company has not effected a commercial sale of any licensed technology or improved licensed technology by April 1, 2006, and (ii) in certain other circumstances. The holders of the outstanding shares of Series F Preferred Stock have surrendered and cancelled their outstanding shares of Series F Preferred Stock in exchange for the right to receive shares of Series H Convertible Preferred Stock, which we issued on September 30, 2003.

     Shares of Series H Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per share of Series H Preferred Stock, subject to adjustment as set forth in the Certificate of Designations governing the Series H Preferred Stock. As such, the 13,500 shares of Series H Preferred Stock issued to Eurotech, Polymate and Greenfield are convertible into 135,000,000 shares of common stock. The Series H Certificate of Designations, however, provides that no holder of Series H Shares may convert Series H Shares into shares of common stock if such conversion would result in that holder beneficially owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, any unconverted Series H Shares). In addition, the Series H Certificate of Designations provides that the shares of Series H Preferred Stock will only become convertible at such time as the Company has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock. Currently, the Company has only 15,000,000 shares of authorized common stock, of which 14,999,156 shares have been issued and are outstanding. Given this deficiency, and given that the License and Exchange Agreement requires that we increase the number of shares of common stock that we are authorized to issue to not less than 150,000,000 shares, our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. Shares of Series H Preferred Stock do not have the right to vote.

     Pursuant to the License Agreement, the Company issued 1,069 shares of Series G Convertible Preferred Stock to Eurotech. Each share of Series G Convertible Preferred Stock is convertible into a number of shares of common stock determined by dividing $1,000 by a number equal to 82.5% of the average closing price of the common stock over the preceding five business days. The Series G Certificate of Designations, however, provides that no holder of Series G Shares may convert Series G Shares into shares of common stock if such conversion would result in that holder owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, any unconverted Series G Shares). Shares of Series G Preferred Stock do not have the right to vote.

     The Exchange Agreement provides that, during the period prior to closing of the Asset Sale, the financial needs of the hosting and web site maintenance business will be funded by the operations of that business, while the finances relating to the new licensed technologies will be kept separate. On May 22, 2003, we executed a note in favor of one of our preferred shareholders that, as amended, provides that we may borrow up to $200,000 for use solely in connection with the technologies that we have licensed from Eurotech. Advances under this agreement, which advances are secured by a security agreement, bear interest at a rate of 10% per annum and mature on December 31, 2003. As of September 30, 2003, we had borrowed $175,000 under this agreement. Since September 30, 2003, we have borrowed another $25,000 from this lender under this agreement.

     The Company has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which the Company would grant both demand and piggyback registration rights to those entities.

     In connection with the closing of the transaction with Eurotech, the holders of the Company's Series C, Series D, and Series E Preferred Stock (i) have agreed to waive the mandatory conversion features of their respective series of Preferred Stock and to vote in favor of an amendment to the Certificates of Designations that govern their respective shares to delete these mandatory conversion provisions from the Certificates of Designations, and (ii) together with one holder of the Company's Series B Preferred Stock, have agreed to refrain from converting their shares of Preferred Stock into shares of common stock until the Company has amended its Certificate of Incorporation to authorize at least 150,000,000 shares of common stock. In addition, the holder of the outstanding shares of the Company's Series C, Series D and Series E Preferred Stock has agreed to accept payment for approximately $2.0 million of penalties that may be owed to it in shares of common stock instead of cash. These penalties are attributable to the Company's failure to register the resale of the shares of Common Stock into which those shares of Preferred Stock are convertible, as the Company was required to do by its agreements with the holders of those Preferred Shares.

     In conjunction with the transaction, Lawrence Shatsoff and David Danovitch resigned from the Company's Board of Directors, and Don V. Hahnfeldt, formerly a director, the President and Chief Executive Officer of Eurotech, and Randolph A. Graves, Jr., a director and the Chief Financial Officer and Vice President of Eurotech, were elected to fill these vacancies on the Company's Board of Directors. The Board of Directors also appointed Mr. Hahnfeldt and Dr. Graves to serve as officers of our Licensed Technologies Division, which is the new division that we created in connection with the license of the above-referenced technologies from Eurotech. Mr. Hahnfeldt has subsequently resigned his positions as an officer and director of HomeCom.

     If we complete the Tulix transaction, we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors.

3. SEGMENT INFORMATION

     During 2002, HomeCom operated as a single business unit. Beginning May 22, 2003, with the closing of the License Agreement with Eurotech, the Company was reorganized into two separate business units. These units are organized based upon the products and services which they deliver. HomeCom's reportable segments are (i) Internet Services which consists of custom web development, hourly maintenance services, and hosting; and (ii) Licensed Technologies, which consists of business activities associated with the technologies licensed from Eurotech.

     The table below presents information about the reported business unit income for HomeCom Communications, Inc. for the three and nine months ended September 30, 2003 and 2002.

                                           Three Months Ended             Nine Months Ended
                                              September 30,                 September 30,
                                       --------------------------    --------------------------
                                           2003           2002           2003           2002
                                       -----------    -----------    -----------    -----------
Revenues:
Internet Services                      $   409,560    $   367,710    $ 1,219,499    $ 1,112,461
Licensed Technologies                          445                         8,246
                                       -----------    -----------    -----------    -----------
Totals                                 $   410,005    $   367,710    $ 1,227,745    $ 1,112,461

Business Unit Net Income:
Internet Services                      $   199,226    $    93,600    $   534,467    $   365,497
Licensed Technologies                      (69,666)                     (125,022)
                                       -----------    -----------    -----------    -----------
Totals                                 $   129,560    $    93,600    $   409,445    $   365,497
Adjustments to reconcile business
     unit net income with
     consolidated net loss
General and Administrative Expenses        227,679        103,407        505,385        395,600
Interest expense                           238,499                       239,732
Other income, net                           (1,039)        (1,435)       (90,748)       (25,249)
Cumulative effect of change in
   accounting principles, net of tax       802,730                       802,730
                                       -----------    -----------    -----------    -----------
Consolidated net loss                  $(1,138,309)   $    (8,372)   $(1,047,654)   $    (4,854)
                                       ===========    ===========    ===========    ===========

4. BASIC AND DILUTED LOSS PER SHARE

     Loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding for the period of time then ended. The effect of the Company's stock options and convertible securities is excluded from the computations for the three and nine months ended September 30, 2003 and 2002, as it is antidilutive.

5. STOCK OPTIONS

     The Company has adopted the disclosure requirement of Statement of Financial Accounting Standards No. 148 (SFAS 148), "Accounting for Stock-Based Compensation-Transition and Disclosure" effective December 15, 2002. SFAS 148 amends Statement of Financial Accounting Standards No. 123 (SFAS 123), "Accounting for Stock Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based compensation and also amends the disclosure requirements of SFAS 123 to require prominent disclosure in both annual and interim financial statements about the methods of accounting for stock-based employee compensation and the effect of the method used on report results. As permitted by SFAS 148 and SFAS 123, the Company continues to apply the accounting provisions of APB 25, and related interpretations, with regard to the measurement of compensation cost for options granted under the Company's Stock Option Plan. No compensation expense has been recorded as all options granted had an exercise price equal to the market value of the underlying stock on the grant date. The pro-forma effect on our results of operations, had expense been recognized using the fair value method described in SFAS 123, using the Black-Scholes option pricing model, is shown below.

                                                     For the three months ended
                                                            September 30,
                                                    ----------------------------
                                                        2003             2002
                                                    -----------      -----------
Loss applicable to common shareholders:
  As reported                                       (1,138,309)        (185,054)
  Pro forma                                         (1,228,438)        (227,481)
Basic and diluted loss per share:
  As reported                                           (0.076)          (0.012)
  Pro forma                                             (0.082)          (0.015)

6. TAXES

     There was no provision for cash payment of income taxes for the nine months ended September 30, 2003 and 2002, respectively, as the Company anticipates a net taxable loss for the year ended December 31, 2003.

7. STOCKHOLDERS' DEFICIT

     As a requirement of the private placements of the Company's Series B, C, D and E Convertible Preferred Stock, the Company was obligated to file and have declared effective, within a specified time period, a registration statement with respect to a minimum number of shares of common stock issuable upon conversion of the Series B, C, D and E Preferred Stock. As of September 30, 2003, such registration statement has not been declared effective and penalties are owed. In accordance with the terms of the agreement between the parties, penalties accrue at a percentage of the purchase price of the unregistered securities per 30 day period. The Company accrued penalties of $159,597 as interest expense during the quarter ending September 30, 2003. As of September 30, 2003, $2,005,962 has been accrued into accounts payable and accrued expenses for such penalties. In connection with the closing of the transaction with Eurotech, the holders of the Company's Series C, Series D, and Series E Preferred Stock (i) have agreed to waive the mandatory conversion features of their respective series of Preferred Stock and to vote in favor of an amendment to the Certificates of Designations that govern their respective shares to delete these mandatory conversion provisions from the Certificates of Designations, and (ii) together with one holder of the Company's Series B Preferred Stock, have agreed to refrain from converting their shares of Preferred Stock into shares of common stock until the Company has amended its Certificate of Incorporation to authorize at least 150,000,000 shares of common stock. In addition, the holder of the outstanding shares of the Company's Series C, Series D and Series E Preferred Stock has agreed to accept payment for approximately $2.0 million of penalties that may be owed to it in shares of common stock instead of cash.

8. ISSUANCE OF SERIES F AND H PREFERRED STOCK

     On May 22, 2003, the Company issued 13,500 shares of the Company's Series F Convertible Preferred Stock, par value $.01 per share. Each Series F Share was convertible into 10,000 shares of common stock and has a stated value of $1,000 per share (See Note 2). The holders of the outstanding shares of Series F Preferred Stock have cancelled and surrendered their Series F Shares and have been subsequently issued shares of Series H Preferred Stock.

     On September 30, 2003, the Company issued 13,500 shares of the Company's Series H Convertible Preferred Stock, par value $.01 per share. Each Series H Share was convertible into 10,000 shares of common stock and has a stated value of $1,000 per share; provided, however, that no holder of Series H shares may convert Series H shares into shares of common stock if the aggregate shares of common stock beneficially owned by such holder and its affiliates would exceed 9.9% of the outstanding shares of common stock following such conversion (excluding, for purposes of the calculation, the unconverted Series H Shares).

9. RECENT ACCOUNTING PRONOUNCEMENTS

     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. For financial instruments created before the issuance date of this statement, transition shall be achieved by reporting the cumulative effect of a change in accounting principle by initially measuring the financial instrument at fair value. We adopted SFAS 150 on July 1, 2003.

     Since the Series B, C, D, E and G Preferred Stock represent financial instruments that embody unconditional obligations that will be settled with a variable number of the Company's common equity shares, based on a fixed monetary amount that was known at inception, the Company reclassified its Series B, C, D, E and G Preferred Stock as a long term liability and recorded a loss of $802,730 as a cumulative effect of a change in accounting principle. We recorded each series of Preferred Stock at its liquidation value as of July 1, 2003. The Company believes that this represents the fair value of the obligation.

     Additionally, the Company accrued additional penalty interest, which was reported as a deemed dividend in previous periods, in the amount of $159,597 as interest expense for the third quarter (see note 7) and $75,137 in interest expense related to the required increase in stated value as called for in the conversion rate calculation of the Series B, C, D and E Preferred stock.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

GENERAL

     Except for historical information contained herein, some matters discussed in this report constitute forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements include, but may not be limited to, those statements regarding the Company's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. Specifically, the Company's statements with respect to, among other things, the completion of the sale of assets to Tulix, the viability of and plans for the technologies that we license from Eurotech, and our ability or inability to continue as a going concern are forward-looking statements. The Company notes that a variety of risk factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements including, among other things, our ability or inability to complete the transaction with Tulix, our ability to obtain additional financing, the commercial viability of the licensed technologies that we have acquired from Eurotech, our ability to retain the licenses to these technologies, and other factors discussed in this report and set forth in our Annual Report on Form 10-K and in our other securities filings.

     Historically, we developed and marketed specialized software applications, products and services that enabled financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. We provided Internet/intranet solutions in three areas: (i) the design, development and integration of customized software applications, including World Wide Web site development and related network outsourcing; (ii) the development, sale and integration of our existing software applications into the client's operations; and, (iii) security consulting and integration services. In October, 1999, we sold our security consulting and integration services operations and entered into a joint marketing program with the acquiror. During 2001, we sold our remaining software applications businesses. Currently, we derive revenue primarily from professional web development services and hosting fees. On March 23, 2001, we announced our intentions to wind down our operations. On March 27, 2003 we entered into an agreement to sell substantially all of the assets used in our web development, hosting and website maintenance business to Tulix.

     On May 22, 2003 we closed the transactions contemplated by the License and Exchange Agreement to license certain technologies from Eurotech. If the Tulix transaction is consummated, our primary assets will include cash and accounts receivable that we do not transfer to Tulix, the assets that we license from Eurotech, the Tulix Note and the shares of Tulix stock that Tulix will issue to us in the transaction.

     Our revenues and operating results have varied substantially from period to period, and should not be relied upon as an indication of future results.

RESULTS OF OPERATIONS

     THREE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO THREE MONTHS ENDED SEPTEMBER 30, 2002

     NET SALES. Net sales increased 11.5% from $367,710 in the third quarter of 2002 to $410,005 in the third quarter of 2003. This increase of $42,295 is primarily attributable to increased sales to Roadrunner. Revenues consisted of development work of $4,166, which is recognized based upon an average percentage completion calculation of 100% of current contracts which total $12,500, hosting and hourly development services of $405,394 and sales of EKOR of $445, both of which are recognized at the time that products are shipped or services are provided.

     COST OF SALES. Cost of sales includes: cost of materials; salaries for programmers, technical staff and customer support; as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of sales increased from $274,110, or 74.5% of revenues, in the third quarter of 2002 to $280,445, or 68.4% of revenues, in the third quarter of 2003. The increase in the cost of sales is primarily due to expenses incurred with the start up of the Licensed Technologies Division. The percentage cost of sales decreased by 6.1% reflecting the increased revenue from Roadrunner outpacing increases in cost.

     GROSS PROFIT. Gross profit increased by $35,960 from $93,600 in the third quarter of 2002 to $129,560 in the third quarter of 2003. Gross profit margins increased from 25.5% during the third quarter of 2002 to 31.6% during the third quarter of 2003. This increase in gross profit is primarily related to the increased revenue from Roadrunner outpacing the increase of the cost of sales in support of the Licensed Technologies Division for the quarter.

     SALES AND MARKETING. The Company ceased all sales and marketing efforts related to our Internet Services Division in 2001. There were no such expenditures in the third quarter of 2002 or 2003. As of the end of the third quarter of 2003, there have been no expenditures for sales and marketing related to the Licensed Technologies Division.

     PRODUCT DEVELOPMENT. The Company ceased all product development efforts related to our Internet Services Division in 2001. There were no such expenditures in the third quarter of 2002 or 2003. As of the end of the third quarter of 2003, there have been no expenditures for product development related to the Licensed Technologies Division.

     GENERAL AND ADMINISTRATIVE. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses increased from $103,407 in the third quarter of 2002 to $178,368 in the third quarter of 2003. As a percentage of net sales, these expenses increased from 28.1% in the third quarter of 2002 to 43.5% in the third quarter of 2003. This increase is primarily due to the cost of the Licensed Technologies Division.

     DEPRECIATION AND AMORTIZATION. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000, the Company has suspended depreciation of its remaining assets in anticipation of a sale. Amortization expense of $49,311, which represents three months of amortization of the intangible Licensed Technologies, was recognized in the third quarter of 2003.

     OTHER INCOME. Other income in the third quarter of 2003 consisted of $1,039 in interest earned on money market accounts, $3,765 in interest expense on the notes related to the Licensed Technologies Division, $75,137 in interest charges on the B, C, D and E preferred stock and $159,597 in penalty interest on B, C, D, and E preferred stock.

     CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE. As described in note 9 to the unaudited consolidated financial statements the Company has reflected the adoption of SFAS 150 effective July 1, 2003 as a cumulative effect of a change in accounting principle. The net impact was $802,730.

     NINE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 2002

     NET SALES. Net sales increased 10.4% from $1,112,461 in the first nine months of 2002 to $1,227,745 in the first nine months of 2003. This increase of $115,284 is primarily attributable to increased sales to Roadrunner and in sales by the Licensed Technologies Division. Revenues consisted of development work of $4,166, which is recognized based upon an average percentage completion calculation of 100% of current contracts which total $12,500, hosting and hourly development services of $1,215,333 and sales of EKOR of $8,246, both of which are recognized at the time that products are shipped or services are provided.

     COST OF SALES. Cost of sales includes: cost of materials; salaries for programmers, technical staff and customer support; as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of sales increased from $746,964, or 67.1% of revenues, in the first nine months of

2002 to $818,300, or 66.7% of revenues, in the first nine months of 2003. The increase in the cost of sales is primarily due to expenses incurred with the start up of the Licensed Technologies Division. The decrease in the percentage of cost of sales is due to increased revenue from Roadrunner outpacing increases in cost.

     GROSS PROFIT. Gross profit increased by $43,948 from $365,497 in the first nine months of 2002 to $409,445 in the first nine months of 2003. Gross profit margins increased from 32.9% during the first nine months of 2002 to 33.3% during the first nine months of 2003. The improvement in gross profit is primarily related to recognizing continued growth in Roadrunner. Gross profit would have increased an additional $125,022 and gross profit margins would have increased to 43.5% without the additional costs associated with the Licensed Technologies Division.

     SALES AND MARKETING. The Company ceased all sales and marketing efforts related to our Internet Services Division in 2001. There were no such expenditures in the first nine months of 2002 or 2003. As of the end of the first nine months of 2003, there have been no expenditures for sales and marketing related to the Licensed Technologies Division.

     PRODUCT DEVELOPMENT. The Company ceased all product development efforts related to our Internet Services Division in 2001. There were no such expenditures in the first nine months of 2002 or 2003. As of the end of the first nine months of 2003, there have been no expenditures for product development related to the Licensed Technologies Division.

     GENERAL AND ADMINISTRATIVE. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses increased from $395,600 in the first nine months of 2002 to $439,637 in the first nine months of 2003. As a percentage of net sales, these expenses increased from 35.6% in the first three quarters of 2002 to 35.8% in the first three quarters of 2003. This increase is primarily due to the costs associated with the Licensed Technologies Division. This increase was offset by the reversal of accruals for operating expenses incurred during the fall of 2001 which were ultimately resolved at a lower cost than estimated or were no longer needed for their originally intended purpose. The increase was also offset by successful negotiations to reduce the cost of the Company's internet connections and a one time charge of $42,133 taken in 2002.

     DEPRECIATION AND AMORTIZATION. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000, the Company has suspended depreciation of its remaining assets in anticipation of a sale. Amortization expense of $65,748, which represents four months of amortization of the intangible Licensed Technologies, was recognized in the first nine months of 2003.

     OTHER INCOME. Other income in the first nine months of 2003 consisted of $3,519 in interest earned on money market accounts, $4,998 in interest expense on the notes related to the Licensed Technologies Division, $75,137 in interest charges on the B, C, D and E preferred stock, $159,597 in penalty interest on B, C, D, and E preferred stock, $18,388 in the reversal of accruals related to defaults on the lease for our Atlanta offices during the third quarter of 2001, and $68,841 in the reversal of accruals related to defaults on leases of capital equipment during the third quarter of 2001 which were resolved at a lower cost than estimated.

     CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE. As described in note 9 to the unaudited consolidated financial statements the Company has reflected the adoption of SFAS 150 effective July 1, 2003 as a cumulative effect of a change in accounting principle. The net impact was $802,730.

RECENT ACCOUNTING PRONOUNCEMENTS

     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. For financial instruments created before the issuance date of this statement, transition shall be achieved by reporting the cumulative effect of a change in accounting principle by initially measuring the financial instrument at fair value. We adopted SFAS 150 on July 1, 2003.

     Since the Series B, C, D, E and G Preferred Stock represents financial instruments that embody unconditional obligations that will be settled with a variable number of the Company's common equity shares, based on a fixed monetary amount that was known at inception, the Company reclassified its Series B, C, D, E and G Preferred Stock as a long term debt liability and recorded a loss of $802,730 as a cumulative effect of a change in accounting principle. We recorded each series of Preferred Stock at its liquidation value as of July 1, 2003. The Company believes that this represents the fair value of the obligation.

     Additionally, the Company accrued additional penalty interest, which was reported as a deemed dividend in previous periods, in the amount of $159,597 as interest expense for the third quarter (see note 7) and $75,137 in interest expense related to the required increase in stated value as called for in the conversion rate calculation of the Series B, C, D and E Preferred stock.

LIQUIDITY AND CAPITAL RESOURCES

     Our sources of capital are extremely limited. We have incurred operating losses since inception and as of September 30, 2003, we had an accumulated deficit of $26,683,743 and a working capital deficit of $1,997,401. On March 23, 2001, we announced our intentions to wind down operations. We have entered into an agreement to sell substantially all of the operating assets of our hosting and website maintenance business to Tulix and we have entered into an agreement whereby we license certain technologies from Eurotech. If we complete the Tulix transaction, our primary assets will include cash and accounts receivable that we do not transfer to Tulix, the assets that we license from Eurotech, the Tulix Note and shares of Tulix stock.

     On May 22, 2003, we executed a note in favor of one of our preferred shareholders that, as amended, provides that we may borrow up to $200,000 for use solely in connection with the technologies that we have licensed from Eurotech. Advances under this agreement, which advances are secured by a security agreement, bear interest at a rate of 10% per annum and mature on December 31, 2003. As of September 30, 2003, we had borrowed $175,000 under this agreement. Since September 30, 2003, we have borrowed another $25,000 from this lender under this agreement.

     On September 30, 2003, we entered into a Private Equity Credit Agreement with Brittany Capital Management LLC ("Brittany"). Pursuant to this agreement, the Company has agreed to issue and sell to Brittany up to $10,000,000 worth of the Company's common stock over the next three years. The Company may sell these shares to Brittany from time to time, in its discretion, subject to certain minimum and maximum limitations. Prior to any sales, however, the Company is required to file a registration statement with, and have such registration statement declared effective by, the Securities and Exchange Commission relating to the shares to be issued. The number of shares of common stock to be purchased by Brittany at any time will be determined by dividing (i) the dollar amount requested by the Company by (ii) the market price of the common stock, less a discount of 9% of the market price. The Company is required to sell at least $1,000,000 worth of common stock to Brittany under the agreement. If the Company does not do so, the agreement provides that the Company will pay penalties to Brittany. The amount of the penalties will equal to 91% of the difference between $1,000,000 (the minimum amount of common stock that the Company is required to sell to Brittany under the agreement) and the amount of common stock actually sold to Brittany during the term of the agreement. The Company has agreed that, no later than March 31, 2004, it will reserve and keep available for issuance a number of shares of common stock sufficient to enable it to fulfill its obligations under this agreement. The agreement provides that the number of shares to be purchased by Brittany in any particular sale shall not exceed a number of shares that would cause Brittany to own more than 9.9% of the then-outstanding shares of common stock. Also, in connection with this agreement, the Company has entered into a Registration Rights Agreement with Brittany pursuant to which the Company has agreed to register, within 150 days after the Company's Certificate of Incorporation is amended to increase the number of authorized shares of common stock to at least 150,000,000 shares, at least 20,000,000 shares of common stock, subject to increases if the number of shares of common stock sold under the Private Equity Credit Agreement exceeds 20,000,000 shares. If, by September 30, 2004, the registration statement has not been declared effective, then the Private Equity Credit Agreement and the Registration Rights Agreement will terminate and the Company will be required to pay Brittany the penalties described above.

     We can provide no assurance that the financing sources described above, or any other financing that we may obtain in the future (if we are able to obtain financing from any other sources, and we can provide no assurances that we will be able to obtain any such financing), will enable us to sustain our operations. The aforementioned factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements included herein have been prepared assuming the Company is a going concern and do not include any adjustments that might result should the Company be unable to continue as a going concern.

     We spent $21,929 during the first nine months of 2003 for the purchase of capital equipment. This amount was expended primarily for computer equipment, communications equipment and software necessary for us to maintain the operating integrity of our Network Operations Center for the continued provision of services to our existing customers.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

     Not applicable.

Item 4. Controls and Procedures

     Within 90 days prior to the filing date of this report, the Company's management conducted an evaluation, under the supervision and with the participation of the Company's Executive Vice President and Chief Financial

Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on this evaluation, the Executive Vice President and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect those controls subsequent to the date of our last evaluation.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 we reached a settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February thru August, 2003. We have complied with this agreement and have paid the full amount of the settlement. We have completed our obligation under this agreement and have been released from further obligations.

     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

Item 2. Changes in Securities and Use of Proceeds

     In connection with the closing of the transaction with Eurotech, the holders of the Company's Series C, Series D, and Series E Preferred Stock (i) have agreed to waive the mandatory conversion features of their respective series of Preferred Stock and to vote in favor of an amendment to the Certificates of Designations that govern their respective shares to delete these mandatory conversion provisions from the Certificates of Designations (previously, the holders of the Series C, Series D and Series E Preferred Stock and one holder of the Company's Series B Preferred Stock had agreed to extend the mandatory conversion dates for their preferred stock until March 31, 2004), and (ii) together with one holder of the Company's Series B Preferred Stock, have agreed to refrain from converting their shares of Preferred Stock into shares of common stock until the Company has amended its Certificate of Incorporation to authorize at least 150,000,000 shares of common stock. In addition, the holder of the outstanding shares of the Company's Series C, Series D and Series E Preferred Stock has agreed to accept payment for approximately $2.0 million of penalties that may be owed to it in shares of common stock instead of cash. These penalties are attributable to the Company's failure to register the resale of the shares of Common Stock into which those shares of Preferred Stock are convertible, as the Company was required to do by its agreements with the holders of those Preferred Shares.

     On September 30, 2003, the Company issued 13,500 shares of the Company's Series H Convertible Preferred Stock, par value $.01 per share, to the former holders of the outstanding shares of our Series F Preferred Stock, who had previously surrendered and cancelled their outstanding shares of Series F Preferred Stock in exchange for the right to receive an equal number of shares of Series F Preferred Stock. The Company relied on the exemptions from registration provided by Sections 4(2) and 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act") in issuing shares of Series H Preferred Stock. Shares of Series H Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per share of Series H Preferred Stock, subject to adjustment as set forth in the Certificate of Designations governing the Series H Preferred Stock. As such, the 13,500 shares of Series H Preferred Stock issued to Eurotech, Polymate and Greenfield are convertible into 135,000,000 shares of common stock. The Series H Certificate of Designations, however, provides that no holder of Series H Shares may convert Series H Shares into shares of common stock if such conversion would result in that holder beneficially owning more than 9.9% of the outstanding shares of common stock (excluding, for purposes of the calculation, any unconverted Series H Shares). In addition, the Certificate of Designations provides that the shares of Series H Preferred Stock will only become convertible at such time as the Company has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock. Currently, the Company has only 15,000,000 shares of authorized common stock, of which 14,999,156 shares have been issued and are outstanding. As such, our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. Shares of Series H Preferred Stock have a liquidation preference of $1,000 per share over the outstanding shares of common stock. Shares of Series H Preferred Stock do not have the right to vote.

     The Company has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which the Company would grant both demand and piggyback registration rights to those entities.

     On May 22, 2003, we executed a note in favor of one of our preferred shareholders that, as amended during the quarter ended September 30, 2003, provides that we may borrow up to $200,000 for use solely in connection with the technologies that we have licensed from Eurotech. Advances under this agreement, which advances are secured by a security agreement, bear interest at a rate of 10% per annum and mature on December 31, 2003. As of September 30, 2003, we had borrowed $175,000 under this agreement. Since September 30, 2003, we have borrowed another $25,000 from this lender under this agreement.

     The Company relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 in issuing these securities, based on the sophistication of the offerees, the small number of offerees and the absence of any advertising or general solicitation, among other factors.

     On September 30, 2003, the Company entered into a Private Equity Credit Agreement and a Registration Rights Agreement with Brittany. These agreements are described in "Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources," above.

Item 3. Defaults Upon Senior Securities

     As a requirement of the private placements of the Company's Series B, C, D and E Convertible Preferred Stock, the Company was obligated to file and have declared effective, within a specified time period, a registration statement with respect to a minimum number of shares of common stock issuable upon conversion of the Series B, C, D and E Preferred Stock. As of September 30, 2003, such registration statement has not been declared effective and penalties are owed to the Series B, C, D and E Preferred Stock holders. In accordance with the terms of the agreement between the parties, penalties accrue at a percentage of the purchase price of the unregistered securities per 30 day period. During the quarter ending September 30, 2003, the Company accrued penalties of $159,597 as interest expense. As of September 30, 2003, $2,005,962 has been accrued into accounts payable and accrued expenses for such penalties. Additionally, the outstanding shares of our Series B, C, D, and E Preferred Stock were scheduled to convert automatically into shares of common stock in March 2002, July 2002, September 2002, and April 2003 respectively, pursuant to the Certificates of Designations governing our Series B, C, D, and E Preferred Stock. However, because we did not have a sufficient number of authorized shares of Common Stock available for issuance upon conversion of these shares of Series B, C, D, and E Preferred Stock, we are not in compliance with the requirements of our Certificate of Incorporation. Furthermore, no shares of Series B, C, D, or E Preferred Stock have been converted since the automatic conversion date, and we remain obligated to convert the remaining shares of Series B, C, D, and E Preferred Stock into shares of common stock. If the outstanding shares of Series B, C, D, and E Preferred Stock had been converted into shares of common stock on September 30, 2003, we would have been obligated to issue 121,072,642 shares of common stock upon such conversions. In connection with the closing of the transaction with Eurotech, the holders of the Company's Series C, Series D, and Series E Preferred Stock (i) have agreed to waive the mandatory conversion features of their respective series of Preferred Stock and to vote in favor of an amendment to the Certificates of Designations that govern their respective shares to delete these mandatory conversion provisions from the Certificates of Designations, and (ii) together with one holder of the Company's Series B Preferred Stock, have agreed to refrain from converting their shares of Preferred Stock into shares of common stock until the Company has amended its Certificate of Incorporation to authorize at least 150,000,000 shares of common stock. In addition, the holder of the outstanding shares of the Company's Series C, Series D and Series E Preferred Stock has agreed to accept payment for approximately $2.0 million of penalties that may be owed to it in shares of common stock instead of cash.

Item 4. Submission of Matters to a Vote of Security Holders

     Not Applicable.

Item 5. Other Information

     Not Applicable.

Item 6. Exhibits and Reports on Form 8-K

     (a)  Exhibits

          3.1 Certificate of Designations, Preferences and Rights of Series H Convertible Preferred Stock of HomeCom Communications, Inc., as filed on September 30, 2003.

          10.1 Private Equity Credit Agreement, dated September 30, 2003, by and between HomeCom Communications, Inc. and Brittany Capital Management LLC.

          10.2 Registration Rights Agreement, dated September 30, 2003, by and between HomeCom Communications, Inc. and Brittany Capital Management LLC.

          31.1 Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

          32.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r] or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates them by reference.)

     (b)  Reports on Form 8-K

          None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                HOMECOM COMMUNICATIONS, INC.


                                                By: /s/ Timothy R. Robinson
                                                ---------------------------
                                                Name:  Timothy R. Robinson
                                                Title: Executive Vice President,
                                                       Chief Financial  Officer
                                                Date:  October 29, 2003

EXHIBIT INDEX

3.1 Certificate of Designation, Preferences and Rights of Series H Convertible Preferred Stock of HomeCom Communications, Inc., as filed on September 30, 2003.

10.1 Private Equity Credit Agreement, dated September 30, 2003, by and between HomeCom Communications, Inc. and Brittany Capital Management LLC.

10.2 Registration Rights Agreement, dated September 30, 2003, by and between HomeCom Communications, Inc. and Brittany Capital Management LLC.

31.1 Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r] or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates them by reference.)

                                                                     EXHIBIT 3.1

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                   AND RIGHTS
                                       OF
                      SERIES H CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 13,500 shares of Series H Convertible Preferred Stock of the Company, as follows:

     RESOLVED, that the Company is authorized to issue 13,500 shares of Series H Convertible Preferred Stock (the "SERIES H PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

     (1) DIVIDENDS. The Series H Preferred Shares shall not bear any dividends except as provided herein.

     (2) HOLDER'S CONVERSION OF SERIES H PREFERRED SHARES. A holder of Series H Preferred Shares shall have the right, at such holder's option, to convert the Series H Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "COMMON STOCK"), on the following terms and conditions:

          (a) CONVERSION RIGHT. At any time or times on or after the first date on which the Company's Certificate of Incorporation is validly amended such that the number of authorized shares of Common Stock (the "Authorized Common") equals or exceeds the sum (the "Common Equivalents") of (i) the number of issued and outstanding shares of Common Stock plus (ii) the aggregate of the number of shares of Common Stock into which all other issued and outstanding shares of any class of Company stock are at any time convertible (the period of time beginning on the date referred to above and continuing for so long as the Authorized Common equals or exceeds the Common Equivalents shall be referred to herein as the "Conversion Period"), any holder of Series H Preferred Shares shall be entitled to convert each Series H Preferred Share, in whole or in part, into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(e) below) of Common Stock at a rate, subject to adjustment as provided herein, of 10,000 Shares of Common Stock for each Series H Preferred Share (the "Conversion Rate") as and when the creation of such Common Stock is duly authorized by all necessary corporate action, at the Conversion Rate; PROVIDED, HOWEVER, that in no event shall any holder be entitled to convert Series H Preferred Shares in excess of that number of Series H Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series H Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series H Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

          (b) ADJUSTMENT TO CONVERSION RATE - DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Rate will be subject to adjustment from time to time as provided in this Section 2(b).

          (i) ADJUSTMENT OF FIXED CONVERSION RATE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

          (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series H Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series H Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series H Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series H Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this
               Section 2(b) will thereafter be applicable to the Series H Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series H Preferred Shares then outstanding), the obligation to deliver to each holder of Series H Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (iii) SPIN OFF. If, at any time prior to a Conversion Date, the Company consummates a spin off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive just compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the holder's Series H Preferred Stock outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the outstanding Series H Preferred Stock, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (a) the numerator is the principal amount of the outstanding Series H Preferred Stock then being converted, and (b) the denominator is the principal amount of all the outstanding Series H Preferred Stock.

          (iv) NOTICES.

               (A) Immediately upon any adjustment of the Conversion Rate, the Company will give written notice thereof to each holder of Series H Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (B) The Company will give written notice to each holder of Series H Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

               (C) The Company will also give written notice to each holder of Series H Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

          (c) MECHANICS OF CONVERSION. Subject to the Company's ability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

          (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series H Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company or its designated transfer agent (the "TRANSFER AGENT"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series H Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

          (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

          (iii) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series H Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

          (d) NASDAQ LISTING. So long as the Common Stock is listed for trading on NASDAQ or an exchange or quotation system with a rule substantially similar to NASDAQ Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series H Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series H Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series H Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series H Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series H Preferred Stock that were issued upon conversion of Series H Preferred Stock (the "STOCKHOLDER APPROVAL"), or (ii) shall have otherwise obtained permission to allow such issuances from NASDAQ in accordance with NASDAQ Rule 4460(i). If the Corporation's Common Stock is not then listed on NASDAQ or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "OUTSTANDING COMMON AMOUNT" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series H Preferred Stock pursuant to the Purchase

Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "MAXIMUM SHARE AMOUNT." With respect to each holder of Series H Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of NASDAQ, or by reason of the inapplicability of the rules of NASDAQ or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "NEW MAXIMUM SHARE AMOUNT"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series H Preferred Stock may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series H Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series H Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series H Preferred Stock and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

          (e) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series H Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (f) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series H Preferred Shares.

     (3) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series H Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series H Preferred Shares a Preferred Stock Certificate representing the remaining Series H Preferred Shares which have not been so converted or redeemed.

     (4) RESERVATION OF SHARES. During the Conversion Period, the Company shall, so long as any of the Series H Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series H Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series H Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series H Preferred Shares are at any time convertible.

     (5) VOTING RIGHTS. The Series H Shares shall have no voting rights except as otherwise provided herein or in the General Corporation Law of the State of Delaware.

     (6) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series H Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series H Preferred Shares (other than the Series G Preferred Shares which shall be equal in rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series H Preferred Share equal to $1,000 (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series H Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series H Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series H Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series H Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series H Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

     (7) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series H Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the Series H Preferred Shares shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series H Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock (other than the Series G Preferred Shares which shall be equal in rank) that is of senior or equal rank to the Series H Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series H Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series H Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series H Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

     (8) RESTRICTION ON DIVIDENDS. If any Series H Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series H Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has not been given to holders of the Series H Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this
Section 8 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series H Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series H Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series H Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

     (9) VOTE TO CHANGE THE TERMS OF SERIES H PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than 66-2/3% of the then outstanding Series H Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series H Preferred Shares.

     (10) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series H Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series H Preferred Shares into Common Stock.

     (11) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series H Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series H Preferred Share on the holder of such Series H Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "WITHHOLDING TAX") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series H Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series H Preferred Share on the holder of such Series H Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series H Preferred Share on the holder of such Series H Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Michael Sheppard, its Vice President, as of the 23 day of September, 2003.

                                               HOMECOM COMMUNICATIONS, INC.



                                               By: /s/ Michael Sheppard
                                               ---------------------------------

                                    EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series H Convertible Preferred Stock of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series H Convertible Preferred Stock, $.01 par value per share (the "Series H PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series H Preferred Shares specified below as of the date specified below.

The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series H Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                   Date of Conversion:

                   ---------------------------------------------

                   Number of Series H
                   Preferred Shares to be converted
                   ---------------------------------------------

                   Stock certificate no(s). of Series H
                   Preferred Shares to be converted:
                   ---------------------------------------------

Please confirm the following information:


                   Number of shares of Common Stock to be issued:

                   ---------------------------------------------
please issue the Common Stock into which the Series H Preferred Shares are being converted in the following name and to the following address:

                   Issue to:(1)

                   ---------------------------------------------

                   ---------------------------------------------

                   Facsimile Number:

                   ---------------------------------------------

                   Authorization:

                   ---------------------------------------------

                   By:

                      ------------------------------------------
                   Title:

                         ---------------------------------------
                   Dated:

                   ---------------------------------------------


ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: _________________________________
Name: ______________________________
Title: _______________________________


Date: ___________________


--------

     (1) If other than to the record holder of the Series H Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                                                    EXHIBIT 10.1




                         PRIVATE EQUITY CREDIT AGREEMENT



                                 BY AND BETWEEN


                           HOMECOM COMUNICATIONS, INC.


                                       AND


                        BRITTANY CAPITAL MANAGEMENT LTD.




                                   Dated as of

                               September 30, 2003

     THIS PRIVATE EQUITY CREDIT AGREEMENT is entered into as of the 12th day of May, 2003 (this "AGREEMENT"), by and between BRITTANY CAPITAL MANAGEMENT LTD., a limited liability company organized and existing under the laws of The Bahamas ("INVESTOR"), and HOMECOM COMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor, from time to time as provided herein, and Investor shall purchase, up to Ten Million Dollars ($10,000,000) of the Common Stock (as defined below); and

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("SECTION 4(2)") of the Securities Act of 1933, Regulation D and Regulation S, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.1 DEFINED TERMS as used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined)

          "ADDITIONAL CLOSING DATE" shall mean the date of the closing of the purchase and sale of the Additional Common Stock, as the case may be.

          "AGREEMENT" shall have the meaning specified in the preamble hereof.

          "BID PRICE" shall mean the closing bid price of the Common Stock on the Principal Market.

          "BLACKOUT NOTICE" shall have the meaning specified in the Registration Rights Agreement.

          "BLACKOUT SHARES" shall have the meaning specified in Section 2.6

          "BY-LAWS" shall have the meaning specified in Section 4.8.

          "CERTIFICATE" shall have the meaning specified in Section 4.8

          "CLAIM NOTICE" shall have the meaning specified in Section 9.3(a).

          "CLOSING" shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.3.

          "CLOSING DATE" shall mean, with respect to a Closing, the twelfth
(12th) Trading Day following the Put Date related to such Closing, or such earlier date as the Company and Investor shall agree, provided all conditions to such Closing have been satisfied on or before such Trading Day.

          "COMMITMENT PERIOD" shall mean the period commencing on the Effective Date, and ending on the earlier of (i) the date on which Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.5, or (iii) the date occurring _thirty six (36) months from the date of commencement of the Commitment Period.

          "COMMON STOCK" shall mean the Company's common stock, no par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

          "COMMON STOCK EQUIVALENTS" shall mean any securities that are convertible into or exchangeable for Common Stock or any options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

          "COMPANY" shall have the meaning specified in the preamble to this Agreement.

          "CONDITION SATISFACTION DATE" shall have the meaning specified in
Section 7.2.

          "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

          "DISCOUNT" shall mean nine (9%) percent.

          "DISPUTE PERIOD" shall have the meaning specified in Section 9.3(a).

          "DTC" shall the meaning specified in Section 2.3.

          "DWAC" shall the meaning specified in Section 2.3.

          "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

          "ESCROW AGENT" shall mean Krieger & Prager, LLP.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of1934 and the rules and regulations promulgated thereunder.

          "FAST" shall the meaning specified in Section 2.3.

          "INDEMNIFIED PARTY" shall have the meaning specified in Section
9.3(a).

          "INDEMNIFYING PARTY" shall have the meaning specified in Section
9.3(a).

          "INDEMNITY NOTICE" shall have the meaning specified in Section 9.3(b).

          "INITIAL REGISTRABLE SECURITIES" shall have the meaning specified in the Registration Rights Agreement.

          "INITIAL REGISTRATION STATEMENT" shall have the meaning specified in the Registration Rights Agreement.

          "INVESTMENT AMOUNT" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by Investor to purchase Put Shares with respect to any Put Date as notified by the Company to Investor in accordance with Section 2.2.

          "INVESTOR" shall have the meaning specified in the preamble to this Agreement.

          "LEGEND" shall have the meaning specified in Section 8.1.

          "MARKET PRICE" on any given date shall mean the average of the Bid Prices (not necessarily consecutive) for any three (3) Trading Days during the ten (10) trading day period immediately following the Put Date.

          "MINIMUM COMMITMENT AMOUNT" shall mean One Million Dollars
($1,000,000).

          "MAXIMUM COMMITMENT AMOUNT" shall mean Ten Million Dollars ($ 10,000,000).

          "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any of (a) this Agreement and (b) the Registration Rights Agreement.

          "MAXIMUM PUT AMOUNT" shall mean, with respect to any Put, the lesser of (a) Five Hundred Thousand Dollars ($500,000), or (b)Two Hundred Fifty (250%) percent of the Weighted Daily Average Volume for the Twenty (20) trading days immediately preceding the Put Date.

          "MINIMUM PUT AMOUNT" shall mean, with respect to any Put, Twenty-Five Thousand Dollars ($25,000).

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

          "NEW BID PRICE" shall have the meaning specified in Section2.6.

          "OLD BID PRICE" shall have the meaning specified in Section2.6.

          "OUTSTANDING" shall mean, with respect to the Common Stock, at any date as of which the number of shares of Common Stock is to be determined, all issued and outstanding shares of Common Stock, including all shares of Common Stock issuable in respect of outstanding convertible securities, scrip or any certificates representing fractional interests in shares of Common Stock; provided, however, that Outstanding shall not include any shares of Common Stock then directly or indirectly owned or held by or for the account of the Company.

          "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the Over the Counter Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

          "PURCHASE PRICE" shall mean, with respect to a Put, the Market Price on the applicable Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) less the product of the Discount and the Market Price.

          "PUT" shall mean each occasion that the Company elects to exercise its right to tender a Put Notice requiring Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

          "PUT DATE" shall mean the Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

          "PUT NOTICE" shall mean a written notice, substantially in the form of Exhibit B hereto, to Investor setting forth the Investment Amount with respect to which the Company intends to require Investor to purchase shares of Common Stock pursuant to the terms of this Agreement.

          "PUT SHARES" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

          "REGISTRABLE SECURITIES" shall mean the (a) Put Shares, (b) the Blackout Shares and (c) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement has been declared effective by the SEC and such Registrable Securities have been disposed of pursuant to a Registration Statement, (ii) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 are met, (iii) such time as such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to Investor, such Registrable Securities may be sold without registration under the Securities Actor the need for an exemption from any such registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

          "REGISTRATION RIGHTS AGREEMENT" shall mean the registration rights agreement in the form of Exhibit A hereto.

          "REGISTRATION STATEMENT" shall mean a registration statement on Form S (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the

Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by Investor of the Registrable Securities under the Securities Act.

          "REGULATION D" shall have the meaning specified in the recitals of this Agreement.

          "REGULATION S" shall have the meaning specified in the recitals of this Agreement.

          "REMAINING PUT SHARES" shall have the meaning specified in Section
2.6.

          "RULE 144" shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

          "SEC" shall mean the Securities and Exchange Commission.

          "SECTION 4(2)" shall have the meaning specified in the recitals of this Agreement.

          "SECURITIES ACT" shall have the meaning specified in the recitals of this Agreement.

          "SEC DOCUMENTS" shall mean, as of a particular date, all reports and other documents file by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the beginning of the Company's then most recently completed fiscal year as of the time in question (provided that if the date in question is within ninety days of the beginning of the Company's fiscal year, the term shall include all documents filed since the beginning of the second preceding fiscal year).

          "SUBSCRIPTION DATE" shall mean the date on which this Agreement is executed and delivered by the Company and Investor.

          "THIRD PARTY CLAIM" shall have the meaning specified in Section
9.3(a).

          "TRADING CUSHION" shall mean, after the Initial Put Notice a minimum of five (5) days between a Closing Date and the next Put Date.

          "TRADING DAY" shall mean any day during which the Principal Market shall be open for business.

          "TRANSACTION DOCUMENTS" means the Private Equity Credit Agreement, the Registration Rights Agreement, Closing Certificate, and the Transfer Agent Instructions.

          "TRANSFER AGENT" shall mean the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent).

          "UNDERWRITER" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of Investor pursuant to a Registration Statement.

          "VALUATION EVENT" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

               (a)  subdivides or combines the Common Stock;

               (b) pays a dividend in shares of Common Stock or makes any other distribution of shares of Common Stock, except for dividends paid with respect to the Preferred Stock;

               (c) issues any options or other rights to subscribe for or purchase shares of Common Stock and the price per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

               (d) issues any securities convertible into or exchangeable for shares of Common Stock and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

               (e) issues shares of Common Stock otherwise than as provided in the foregoing subsections (a) through (d), at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

               (f) makes a distribution of its assets or evidences of indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

               (g) takes any action affecting the number of Outstanding Common Stock, other than an action described in any of the foregoing subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of Investor at the time of a Put.

          "VALUATION PERIOD" shall mean the period of ten (10) Trading Days immediately following the date on which the applicable Put Notice is deemed to be delivered and during which the Purchase Price of the Common Stock is valued; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the tenth (10th) Trading Day thereafter.

          "WEIGHTED AVERAGE VOLUME" shall mean the average of the Weighted Volume for the relevant days.

          "WEIGHTED VOLUME" shall mean the product of (a) the Closing Bid Price times (b) the volume on the Principal Market.

                                   ARTICLE II
                        PURCHASE AND SALE OF COMMON STOCK

     Section 2.1 INVESTMENTS.

          (a) PUTS. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), on any Put Date the Company may exercise a Put by the delivery of a Put Notice. The number of Put Shares that Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price with respect to such Put Date.

          (b) MINIMUM AMOUNT OF PUTS. The Company shall, in accordance with
Section 2.2(a), deliver to Investor during the Commitment Period, Put Notices with an aggregate Investment Amount at least equal to the Minimum Commitment Amount. If the Company for any reason fails to issue and deliver such Put Shares during the Commitment Period, on the first Trading Day after the expiration of the Commitment Period, the Company shall wire to Investor a sum in immediately available funds equal to the product of (i) the Minimum Commitment Amount minus the aggregate Investment Amounts of the Put Notices delivered to Investor hereunder, and (ii) the Discount.

          (c) MAXIMUM AMOUNT OF PUTS. If required by the Principal Market, until the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of the State of Delaware and the applicable rules of the Principal Market, no more than the specified shares of Common Stock (representing approximately 19.9% of the Outstanding Common Stock on the date hereof) may be issued and sold to Investor pursuant to this Agreement.

     Section 2.2 MECHANICS.

          (a) PUT NOTICE. At any time during the Commitment Period, the Company may deliver a Put Notice to Investor, subject to the conditions set forth in
Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than the Minimum Put Amount nor more than the Maximum Put Amount.

          (b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by Investor if such notice is received on or prior to 12:00 noon New York time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at anytime on a day which is not a Trading Day.

     Section 2.3 CLOSINGS. On or prior to each Closing Date for a Put, (a) the Company shall deliver to Escrow Agent, one or more certificates, at Investor's option, representing the Put Shares to be purchased by Investor pursuant to
Section 2.1 herein, registered in the name of Investor and (b) Investor shall deliver to the Escrow Agent the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to an account designated by the Escrow Agent on or before the Closing Date. In lieu of delivering physical certificates representing the Common Stock issuable in accordance with clause
(a) of this Section 2.3, and provided that the Transfer Agent then is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of Investor, the Company shall use its commercially reasonable efforts to cause the Transfer Agent to electronically transmit, prior to the Closing Date, the Put Shares by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system, and provide proof satisfactory to the Escrow Agent of such delivery. In addition, on or prior to such Closing Date, each of the Company and Investor shall deliver to the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. On the Closing Date and provided all conditions to Closing have been satisfied by the Company, the Escrow agent shall wire transfer to the Company, the Investment Amount, less any applicable fees and expenses.

     Section 2.4 [INTENTIONALLY OMITTED]

     Section 2.5 TERMINATION OF INVESTMENT OBLIGATION. The obligation of Investor pursuant to this Agreement to purchase shares of Common Stock shall, at Investor's option, terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (a) there shall occur any stop order or suspension of the effectiveness of any Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspension during a Blackout Period in accordance with the Registration Rights Agreement, as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act, (b) pursuant to Section 2(b) of the Registration Rights Agreement, or (c) the Company shall at any time fail to comply with the requirements of Section 6.3, 6.4, or 6.6 and such failure shall continue for more than thirty (30) days.

     Section 2.6 BLACKOUT SHARES. In the event that, (a) within fifteen (15) Trading Days following any Closing Date, the Company gives a Blackout Notice to Investor of a Blackout Period in accordance with the Registration Rights Agreement, and (b) the Bid Price on the Trading Day immediately preceding such Blackout Period ("OLD BID PRICE") is greater than the Bid Price on the first Trading Day following such Blackout Period that Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("NEW BID PRICE"), then the Company shall issue to Investor the number of additional shares of Registrable Securities (the "BLACKOUT SHARES") equal to the difference between (i) the product of the number of Put Shares held by Investor immediately prior to the Blackout Period that were issued on the most recent Closing Date(the "REMAINING PUT SHARES") multiplied by the Old Bid Price, divided by the New Bid Price, and (ii) the Remaining Put Shares.

     Section 2.7 [INTENTIONALLY LEFT BLANK]

     Section 2.8 LIQUIDATED DAMAGES. Each of the Company and Investor acknowledge and agree that the requirement to issue Blackout Shares under
Section 2.6 shall give rise to liquidated damages and not penalties. Each of the Company and Investor further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by Investor in connection with the failure by the Company to make Puts with aggregate Purchase Prices totaling at least the Minimum Commitment Amount or in connection with a Blackout Period under the Registration Rights Agreement, and
(c) each of the Company and Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

              Investor represents and warrants to the Company that:

     Section 3.1 INTENT. Investor is entering into this Agreement for its own account and Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, Investor reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2 SOPHISTICATED INVESTOR. Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Common Stock. Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 3.3 AUTHORITY. (a) Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby in accordance with its terms; (b) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of Investor or its partners is required; and (c) this Agreement has been duly authorized and validly executed and delivered by Investor and is a valid and binding agreement of Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.4 NOT AN AFFILIATE. Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5 ORGANIZATION AND STANDING. Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Investor is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on Investor.

     Section 3.6 ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, (b) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, or conflict with or constitute a material default thereunder,
(c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

     Section 3.7 DISCLOSURE; ACCESS TO INFORMATION. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that has been requested by Investor. Investor has reviewed or received copies of the SEC Documents.

     Section 3.8 MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     Section 3.9 FINANCIAL CAPABILITY. Investor presently has the financial capacity and the necessary capital to perform its obligations hereunder and shall and has provided to the Company such financial and other information that the Company has requested to demonstrate such capacity.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Investor that, except as disclosed in the SEC Documents:

     Section 4.1 ORGANIZATION OF THE COMPANY. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 4.2 AUTHORITY. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to issue the Put Shares and the Blackout Shares, if any; (b) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the

Company or its Board of Directors or stockholders is required; and (c) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 4.3 CAPITALIZATION. As of March 30, 2003 , the authorized capital stock of the Company consisted of the following:

     Common stock, $.0001 par value, 15,000,000 shares authorized, 14,999,156 shares issued and outstanding at March 31, 2003 and December 31, 2002

     Redeemable Preferred stock, Series B, $.01 par value, 125 shares authorized, 125 shares issued at March 31, 2003 and December 31, 2002 and 17.8 shares outstanding at March 31, 2003 and December 31, 2002, convertible, participating; $427,500 liquidation value as of March 31, 2003

     Preferred stock, Series C, $.01 par value, 175 shares issued and authorized, 90.5 shares outstanding at March 31, 2003 and December 31, 2002, convertible, participating; $2,208,765 liquidation value at March 31, 2003

     Preferred stock, Series D, $.01 par value, 75 shares issued and authorized,
1.3 shares outstanding at March 31, 2003 and December 31, 2002, convertible, participating; $31,253 liquidation value at March 31, 2003

     Preferred stock, Series E, $.01 par value, 106.4 shares issued and authorized, 106.4 shares outstanding at March 31, 2003 and December 31, 2002, convertible, participating; $2,630,953 liquidation value at March 31, 2003

     All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     Section 4.4 COMMON STOCK. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of the Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date of this Agreement, the Principal Market is the OTC Bulletin Board.

     Section 4.5 SEC DOCUMENTS. The Company has delivered or made available to Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). To the best of Company's knowledge, the Company has not provided to Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 EXEMPTION FROM REGISTRATION; VALID ISSUANCES. To the best of Company's knowledge, the sale and issuance of the Put Shares and the Blackout Shares, if any, in accordance with the terms and on the bases of the representations and warranties set forth in this Agreement, may and shall be properly issued by the Company to Investor pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as herein provided, the Put Shares, and the Blackout Shares, if any, shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares or the Blackout Shares, if any, pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or the Blackout Shares, if any, or any of the assets of the Company, or (b) entitle the holders of Outstanding Common Stock to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Put Shares and the Blackout Shares, if any, shall not subject Investor to personal liability by reason of the ownership thereof.

     Section 4.7 NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares or the Blackout Shares, if any, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.8 CORPORATE DOCUMENTS. The Company has furnished or made available to Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "CERTIFICATE"), and the Company's By-Laws, as amended and in effect on the date hereof (the "BY-LAWS").

     Section 4.9 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares and the Blackout Shares, if any, do not and will not (a) result in a violation of the Certificate or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (c), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof(other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Over The Counter Bulletin Board); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

     Section 4.10 NO MATERIAL ADVERSE CHANGE. Since January 1, 2003, no event has occurred that would have a Material Adverse Effect on the Company, except as disclosed in the SEC Documents.

     Section 4.11 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since March 27, 2003 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

     Section 4.12 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since March 27, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.13 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

     Section 4.14 LITIGATION AND OTHER PROCEEDINGS. Except as may beset forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect.

     Section 4.15 NO MISLEADING OR UNTRUE COMMUNICATION. The Company, any Person representing the Company, and, to the knowledge of the Company, any other Person selling or offering to sell the Put Shares or the Blackout Shares, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                                    ARTICLE V

                              COVENANTS OF INVESTOR

     Section 5.1 COMPLIANCE WITH LAW. Investor's trading activities with respect to shares of the Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NASD and the Principal Market on which the Common stock is listed.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 RESERVATION OF COMMON STOCK. Not later than March 31, 2004, the Company shall have available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares and the Blackout Shares, if any; such amount of shares of Common Stock to be reserved shall be calculated based upon a minimum Purchase Price of $.06 for the Put Shares under the terms and conditions of this Agreement and a good faith estimate by the Company in consultation with Investor of the number of Blackout Shares, if any, that will need to be issued. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder.

     Section 6.3 LISTING OF COMMON STOCK. The Company shall maintain the listing of the Common Stock on a Principal Market, and will cause the Put Shares and the Blackout Shares, if any, to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares and the Blackout Shares, if any, and shall take such other action as is necessary or desirable in the reasonable opinion of Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use its commercially reasonable efforts to continue the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section 6.4 EXCHANGE ACT REGISTRATION. The Company shall take all commercially reasonable steps to cause the Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its commercially reasonable efforts to comply in all material respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder)to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section 6.5 LEGENDS. The certificates evidencing the Put Shares and the Blackout Shares, if any, shall be free of legends, except as provided for in
Article VIII.

     Section 6.6 CORPORATE EXISTENCE. The Company shall take all commercially reasonable steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 ADDITIONAL SEC DOCUMENTS. The Company shall deliver to Investor, promptly after the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall promptly notify Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events.

     Section 6.9 EXPECTATIONS REGARDING PUT NOTICES. Within fifteen (15) business days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision can be cured by the Company's notifying Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.10 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to Investor such shares of Common Stock and/or securities as Investor is entitled to receive pursuant to this Agreement.

     Section 6.11 ISSUANCE OF PUT SHARES AND BLACKOUT SHARES. The sale of the Put Shares and the issuance of the Blackout Shares, if any, shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

     Section 6.12 DILUTION. The number of shares of Common Stock issuable as Put Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Commitment Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Put Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.


                                   ARTICLE VII

                            CONDITIONS TO DELIVERY OF
                      PUT NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the Put Shares to Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

          (a) ACCURACY OF INVESTOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time, except for changes which have not had a Material Adverse Effect.

          (b) PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to such Closing.

     Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER A PUT NOTICE AND THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (a) the date of delivery of such Put Notice and (b) the applicable Closing Date (each a "CONDITION SATISFACTION DATE"), of each of the following conditions:

          (a) REGISTRATION OF REGISTRABLE SECURITIES WITH THE SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC the Initial Registration Statement with respect to the resale of the Initial Registrable Securities by Investor and such Registration Statement shall have been declared effective by the SEC prior to the first Put Date. For the purposes of any Put Notice with respect to the Registrable Securities other than the Initial Registrable Securities, the Company shall have filed with the SEC a Registration Statement with respect to the resale of such Registrable Securities by Investor which shall have been declared effective by the SEC prior to the Put Date therefore.

          (b) EFFECTIVE REGISTRATION STATEMENT. As set forth in the Registration Rights Agreement, a Registration Statement shall have previously become effective for the resale by Investor of the Registrable Securities subject to such Put Notice and such Registration Statement shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action),and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

          (c) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or Investor.

          (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

          (f) ADVERSE CHANGES. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

          (g) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

          (h) LEGAL OPINION. The Company shall have caused to be delivered to Investor, within five (5) Trading Days of the effective date of the Initial Registration Statement and each subsequent Registration Statement, an opinion of the Company's legal counsel in the form of Exhibit C hereto, addressed to Investor.

          (i) [INTENTIONALLY OMITTED]

          (j) TEN PERCENT LIMITATION. On each Closing Date, the number of Put Shares then to be purchased by Investor shall not exceed the number of such shares that, when aggregated with all other shares of Registrable Securities then owned by Investor beneficially or deemed beneficially owned by Investor, would result in Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with
Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and Blackout Shares, if any, would own more than 9.9% of the Common Stock following such Closing Date.

          (k) NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

          (l) TRADING CUSHION. The Trading Cushion shall have elapsed since the immediately preceding Put Date.

          (m) SHAREHOLDER VOTE. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

          (o) OTHER. On each Condition Satisfaction Date, Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by Investor in order for Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

     Section 7.3 DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

          (a) The Company shall make available for inspection and review by Investor, advisors to and representatives of Investor (who may or may not be affiliated with Investor and who are reasonably acceptable to the Company), any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration.

          (b) Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to Investor, advisors to or representatives of Investor.

          (c) Nothing herein shall require the Company to disclose non-public information to Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of Investor and any Underwriters of any event or the existence of any circumstance(without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in a Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than Investor (without the written consent of Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, any Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     LEGENDS

     Section 8.1 LEGENDS. (a) Except as otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "LEGEND"):

          The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under applicable state securities laws. These securities may not be offered, sold, pledged, hypothecated, transferred or otherwise disposed of except pursuant to (I) an effective registration statement and qualification in effect with respect thereto under the Securities Act and under any applicable state securities law, (ii) to the extent applicable, Rule 144 under the Securities Act, or (iii) an opinion of counsel reasonably acceptable to the Company that such registration and qualification is not required under applicable federal and state securities laws."

          (b) As soon as practicable after the execution and delivery hereof, the Company shall issue to the Transfer Agent Instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date thereof or from and after the issuance thereof except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the

Transfer Agent to issue to Investor certificates evidencing shares of Common Stock incident to a Closing, free of the Legend, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the Transfer Agent by or from the Company or its counsel or Investor; provided that (a) a Registration Statement shall then be effective, (b) Investor confirms to the Transfer Agent and the Company that it has or intends to sell such Common Stock to a third party which is not an affiliate of Investor or the Company and Investor agrees to redeliver the certificate representing such shares of Common Stock to the Transfer Agent to add the Legend in the event the Common Stock is not sold, and
(c) if reasonably requested by the transfer agent or the Company, Investor confirms to the transfer agent and the Company that Investor has complied with the prospectus delivery requirement under the Securities Act. At any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered.

     Section 8.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

     Section 8.3 COVER. If the Company fails for any reason to deliver the Put Shares on such Closing Date and the holder of the Put Shares (a "Investor") purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Investor (the "Sold Shares"), which delivery such Investor anticipated to make using the Put Shares (a "Buy-In"), then the Company shall pay to such Investor, in addition to all other amounts contemplated in other provisions of the Transaction Documents, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) such Investor's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by such Investor from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to such Investor in immediately available funds immediately upon demand by such Investor. By way of illustration and not in limitation of the foregoing, if such Investor purchases Covering Shares having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock that it sold for net proceeds of $10,000, the Buy-In Adjustment Amount that the Company will be required to pay to such Investor will be $1,000.

     Section 8.4 INVESTOR'S COMPLIANCE. Nothing in this Article VIII shall affect in any way Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                            NOTICES; INDEMNIFICATION

     Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served,(b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:        HomeCom Comunications, Inc.
                               90 Grove Street, Suite 205
                               Ridgefield, CT 06877
                               Telephone No.: (203) 431-8120
                               Telecopier No.: (203) 431-8304

     if to Investor:           Brittany Capital Management Ltd.
                               Cumberland House
                               27 Cumberland Street
                               PO Box N-10818
                               Nassau, New Providence
                               Bahamas

     with a copy to:           Krieger & Prager, LLP
                               Suite 1440
                               39 Broadway
                               New York, New York 10006
                               Telephone:  (212) 363-2900
                               Facsimile:  (212) 363-2999

Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 9.2 INDEMNIFICATION.

          The Company agrees to indemnify and hold harmless Investor and its officers, directors, employees, and agents, and each Person or entity, if any, who controls Investor within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Investor's failure to perform any covenant or agreement contained in this Agreement or Investor's or its officer's, director's, employee's, agent's or Controlling Person's negligence, recklessness or bad faith in performing its obligations under this Agreement.

     Section 9.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.2 shall be asserted and resolved as follows:

          (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of this Article (an "INDEMNIFIED PARTY") might seek indemnity under this Article is asserted against or sought to be collected from such Indemnified Party by a person other than a party hereto or an affiliate thereof (a "THIRD PARTY CLAIM"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Article against any person (the "INDEMNIFYING PARTY"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "CLAIM NOTICE") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "DISPUTE PERIOD") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Article and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.(i)If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to this Article). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may takeover the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under this Article with respect to such Third Party Claim. (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party(with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation. (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under this Article or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under this Article and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

          (b) In the event any Indemnified Party should have a claim under this Article against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under this Article specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "INDEMNITY NOTICE") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under this Article and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

          (c) The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

     Section 9.4 REIMBURSEMENT. (i) any Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Investor is impleaded in any such action, proceeding or investigation by any Person, or (ii) any Investor, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Investor is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse such Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which such Investor is a named party, the Company will pay such Investor the charges, as reasonably determined by such Investor, for the time of any officers or employees of such Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such Affiliate and any such Person. The Company also agrees that neither any Investor nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Agreements except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Investor.

     Section 9.5 RELEASE. Effective upon the mutual execution hereof, the Company, for itself and on behalf of all affiliated persons and entities, representatives, and all predecessors in interest, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges each of Investor, and Investor's direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees, of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, arising prior to the Closing Date, that the Company may have had, may now have or may hereafter acquire with respect to any matters whatsoever under, relating to or arising from any prior Purchase

Agreement, Registration Agreement, and the agreements entered into in connection therewith (sometimes collectively referred to as the "Prior Agreements"). The Company also fully waives (i) any defenses it may have with respect to honoring the terms of the Prior Agreements, or any (ii) offsets it may have with respect to the amounts owed under the Prior Agreements.

     The Company represents, warrants and covenants that it has not, and at the time this release becomes effective will not have, sold, assigned, transferred or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions or causes of action herein released.


                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law. Each of the Company and Investor hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     Section 10.2 JURY TRIAL WAIVER. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Documents.

     Section 10.3 SPECIFIC ENFORCEMENT. The Company and the Investor acknowledge and agree that irreparable damage would occur to the Investor in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     Section 10.4 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and Investor and their respective successors and permitted assigns. Neither this Agreement nor any rights of Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by Investor hereunder with respect to the Common Stock held by such person, and (b) Investor's interest in this Agreement may be assigned at any time, in whole but not in part, to any affiliate of Investor.

     Section 10.5 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and Investor and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 10.6 TERMINATION. This Agreement shall terminate at the end of the Commitment Period or as otherwise provided herein(unless extended by the agreement of the Company and Investor); provided, however, that the provisions of Article VI, VIII, IX and Sections 10.2, 10.3 and 10.4 shall survive the termination of this Agreement.

     Section 10.7 ENTIRE AGREEMENT, AMENDMENT; NO WAIVER. This Agreement and the instruments referenced herein contain the entire understanding of the Company and Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 10.8 FEES AND EXPENSES. Except as otherwise provided in this Agreement or any of the Exhibits thereto, each of the Company and Investor agrees to pay its own expenses in connection with the preparation of this Agreement and performance of its obligations hereunder. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

     Section 10.9 NO BROKERS. Each of the Company and Investor represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, except that the company agrees to pay the consultant, Greenfield Capital Partners, LLC., a fee in the amount of 1% of any money funded pursuant to a Put Notice. The Company on the one hand, and Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 10.10 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Company and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

     Section 10.11 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the Company hereto shall survive each Closing hereunder for a period of one (1) year thereafter. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.12 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 10.13 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 10.14 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.15 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg L.P. or any successor thereto. The written mutual consent of Investor and the Company shall be required to employ any other reporting entity.

     Section 10.16 PUBLICITY. The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor without the prior written consent of such Investor, except to the extent required by law. Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                          HOMECOM COMUNICATIONS, INC.



                                          By: /s/ Michael Sheppard
                                          ------------------------
                                          Name:   Michael Sheppard
                                          Title:  Vice President and Chief
                                                  Operating Officer, Licensing
                                                  Division


                                          BRITTANY CAPITAL MANAGEMENT LTD.



                                          By: /s/ Barry W. Herman
                                          -----------------------
                                          Name:   Barry W. Herman
                                          Title:  President

                                    EXHIBITS
                                    --------



     EXHIBIT A             Registration Rights Agreement

     EXHIBIT B             Put Notice

     EXHIBIT C             Opinion

     EXHIBIT D             Closing Certificate

     EXHIBIT E             Transfer Agent Instructions

     EXHIBIT F             Escrow Agreement

                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement"), dated as of September 30, 2003, is made by and between HOMECOM COMMUNICATIONS, INC., a Delaware Corporation (the "Company"), and, BRITTANY CAPITAL MANAGEMENT LTD a limited liability company organized and exisisting under the laws of The Bahamas (the "SUBSCRIBER")

                                    Recitals

     WHEREAS, upon the terms and subject to the conditions of the Private Equity Credit Agreement ("Purchase Agreement"), between the Subscriber and the Company, the Company has agreed to issue and sell to the Subscriber up to Ten Million Dollars ($10,000,000) of the common stock of the Company ("Subscribed Shares"), $.0001 par value per share (the "Common Stock"), and

     WHEREAS, to induce the Subscriber to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, "Securities Act"), and applicable state securities laws with respect to the Subscribed Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

     1.   Definitions.

     (a) As used in this Agreement, the following terms shall have the following meaning:

     (i) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

     (ii) "Subscription Date" means the date of this Agreement.

     (iii) "Subscriber", has the meaning set forth in the preamble to this Agreement.

     (iv) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

     (v)  "Registrable Securities" means the Subscribed Shares.

     (vi) "Registration Statement" means a registration statement of the Company under the Securities Act.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.


     2.   Registration.

     (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than one hundred fifty (150) business days after the increase of its authorized Common Stock to at least 150,000,000 shares, a Registration Statement on Form SB-2 ("Registration Statement"), or such other appropriate Registration Statement, pursuant to Rule 457(o) of the Securities Act, covering no less than Twenty Million (20,000,000) million shares of common stock. Such Registration Statement shall state that, in accordance with the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends. If at any time the number of Subscribed Shares exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten
(10) business days after receipt of written notice from the Subscriber, file with the SEC an additional Registration Statement on Form S-2 or any other applicable registration statement, to register the Subscribed Shares that exceed the aggregate number of shares of Common Stock already registered.

     (b) Termination. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective within three hundred and sixty-five (365) days from the Subscription Date, then the commitment contained in the Common Stock Purchase Agreement and in this Agreement (the "Commitment") shall terminate and the Subscriber shall be entitled to the sums set forth in Section 2.1(b) of the Private Equity Credit Agreement.

     The Company acknowledges that its failure to have the Registration Statement declared effective within three hundred sixty-five (365) days from the Subscription Date (for any reason other than the requirement by the SEC of modifications to the structure of the transactions contemplated hereby that are unacceptable to the Company or the Subscriber) shall cause the Subscriber to suffer damages in an amount that shall be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in the Private Equity Credit Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement, the Purchase Agreement and the Subscribed Shares.

     3. Obligation of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

     (a) Prepare promptly, and file with the SEC, the original filing, during the time period set forth in Section 2(a), a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and, thereafter, use all diligent efforts to cause the Registration Statement relating to the Registrable Securities to become effective the earlier of (a) five (5) business days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (b) three hundred sixty-five (365) days after the Subscription Date, and keep the Registration Statement effective at all times until the earliest of (i) the date that is three (3) months after the completion of the last Closing Date under the Purchase Agreement, (ii) the date when the Subscriber may sell all Registrable Securities under Rule 144 without volume limitations, or (iii) the date the Subscriber no longer owns any of the Registrable Securities (collectively, the "Registration Period"), which Registration Statement (including any amendments or supplements, thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the expiration of the Registration Period.

     (c) Permit a single firm of counsel designated by Subscriber to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) Business Days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The cost for such review will be the responsibility of Subscriber.

     (d) Notify Subscriber and Subscriber's legal counsel identified to the Company (which, until further notice, shall be deemed to be Krieger & Prager, LLP, ATTN: Samuel Krieger, Esq.; "Subscriber's Counsel") (and, in the case of
(i)(A) below, not less than one (1) Business Day prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one
(1) Business Day following the day (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC respect of a Registration Statement (copies or, in the case of oral comments, written or oral summaries of such comments shall be promptly furnished by the Company to Subscriber's Counsel); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or the prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any securities purchase agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the knowledge of the Company makes any statement made in the Registration Statement or the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, the prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish Subscriber's Counsel with copies of all intended written responses to the comments contemplated in clause (C) of this Section not later than one (1) Business Day in advance of the filing of such responses with the SEC so that Subscriber shall have the opportunity to comment thereon.

     (e) Furnish to Subscriber, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and the prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as the Subscriber may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Subscriber;

     (f) Use all diligent efforts to (i) register and/or qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber may reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

     (g) As promptly as practicable after becoming aware of such event, notify the Subscriber of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading ("Registration Default"), and uses all diligent efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and any other necessary steps to cure the Registration Default, and deliver a number of copies of such supplement or amendment to the Subscriber as the Subscriber may reasonably request. Failure to cure the Registration Default within twenty (20) business days shall result in the Company including liquidated damages of 1.5% of the cost of all common stock then held by the investor for each 15 day period or portion thereof, beginning on the date of suspension. If the suspension is cured within the first fifteen (15) days the above damages shall not apply for so long as more than 10,000 shares of Common Stock are held by the Subscriber;

     (h) As promptly as practicable after becoming aware of such event, notify the Subscriber (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (i) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies Investor in writing of the existence of a Potential Material Event ("Blackout Notice"), Investor shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that (a) the Company may not so suspend the right to such holders of Registrable Securities for more than four (4) fifteen (15) day periods in the aggregate during any 12-month period ("Blackout Period") with at least a ten (10) Business Day interval between such periods, during the periods the Registration Statement is required to be in effect, or (b) that if such Blackout Period exceeds the permitted fifteen (15) day periods, the Company shall pay damages of 1.5% of the cost of all common stock then held by the Investor for each fifteen (15) day period or portion thereof, beginning on thee date of the suspension.

     (j) Use its commercially reasonable efforts, if eligible, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("Nasdaq) "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Nasdaq Small Cap Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASD authorization and quotation for such Registrable Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such registrable securities; provided, however, that the Subscriber acknowledges that the Company does not currently meet the requirements for listing on a national securities exchange or the Nasdaq Small Cap Market pursuant to (i) or (ii) and that nothing in this section shall be construed to require the Company to pursue such qualification until such time as the Company satisfies such requirements for a period of not less than forty-five (45) days:

     (k) Provide a transfer agent for the Registrable Securities not later than the Subscription Date of the Registration Statement;

     (l) Cooperate with the Subscriber to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Subscriber may reasonably request and registration in such names as the Subscriber may request; and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Subscriber) an appropriate instruction and opinion of such counsel, if so required by the Company's transfer agent; and

     (m) Take all other reasonable actions necessary to expedite and facilitate distribution to the Subscriber of the Registrable Securities pursuant to the Registration Statement.

     4. Obligations of the Subscriber. In connection with the registration of the Registrable Securities, the Subscriber shall have the following obligations;

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Subscriber that the Subscriber shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request.

     (b) The Subscriber by such Subscriber's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder; and

     (c) The Subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(h) above, the Subscriber will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Subscriber receives the copies of the supplemented or amended prospectus contemplated by Section 3(g) or 3(h) and, if so directed by the Company, the Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Subscriber's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5. Expenses of Registration. (a) All reasonable expenses incurred in connection with Registrations, filings or qualifications pursuant to Section 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company. A fee for a single counsel for Investor for the initial Registration Statement and for each Additional Registration Statement covering the Registrable Securities shall be borne by the Investor.

     (b) Except as otherwise provided for in Schedule 5(b) attached hereto, the Company nor any of its subsidiaries has, as of the date hereof, and the Company shall not on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as otherwise provided for in Schedule 5(b), the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person

     6. Indemnification. After Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless, the Subscriber, the directors, if any, of such Subscriber, the officers, if any, of such Subscriber, each person, if any, who controls the Subscriber within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Subscription Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as "Violations"). The Company shall reimburse the Subscriber, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not
(i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on a failure of the Subscriber to deliver or cause to be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Subscriber will indemnify the Company, its officers, directors and agents (including legal counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Subscriber, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person or Indemnified Party.

     (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Subscriber selected by the Subscriber. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense; as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Reports under Exchange Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act;

     (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by Edgar, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

     (d) at the request of any Investor of Registrable Securities, give its Transfer Agent irrevocable instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

     (i) a certificate (a "Rule 144 Certificate") certifying (A) that such Investor has held the shares of Registrable Securities which the Investor proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

     (ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that the initial Investor's Counsel shall be deemed acceptable if such opinion is not given by Company Counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Investor, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Investor). If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     9.   Miscellaneous.

     (a) Registered Owners. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     (c) Benefit; Successors Bound. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

     (d) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating to the transactions contemplated by this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

     (e) Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Subscribers to any transferee, only if: (a) the assignment relates to not less than one million dollars ($1,000,000) of Registrable Securities and the Transferee is an Accredited Investor under Regulation D not in competition with the Company; (b) the Company receives a legal opinion in form and substance satisfactory to the Company that the proposed transfer complies with federal and state securities laws and does not adversely effect the validity of the transactions executed (or to be executed) under this Agreement and the Purchase Agreement under federal and state securities laws; (c) the assignment requires that the Transferee be bound by all of the provisions contained in this Agreement, and Subscriber, the Company and the transferee or assignee (the "Transferee") enter into a written agreement, which shall be enforceable by the Company against the Transferee and by the Transferee against the Company, to assign such rights; and (d) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws. Prior to the assignment the company shall have the right to perform its own due diligence regarding the assignee and have the right to approve the assignment, provided that such approval shall not be unreasonably withheld. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

     (f) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Subscriber. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon the Company and any subsequent Transferees.

     (g) Severability. Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

     (h) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at its executive office and (ii) if to the Subscriber, at the address set forth under its name in the Purchase Agreement, with a copy to its designated attorney, or at such other address as each such party furnishes by notice given in accordance with this Section 9(a), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, five (5) business days after deposit with the United States Postal Service.

     (i) Governing Law. This Agreement shall be governed by the interpreted in accordance with the laws of the State of New York without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     (j) Consents. The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of that party.

     (k) Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

     (l) Section Headings. The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (m) Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

     (n) Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                              COMPANY:

                                              HOMECOM COMUNICATIONS, INC.


                                              By: /s/ Michael Sheppard
                                              ------------------------
                                              Name:   Michael Sheppard
                                              Title:  V.P, Licensing Technology
                                                      Division



                                              SUBSCRIBER:
                                              BRITTANY CAPITAL MANAGEMENT LTD


                                              By: /s/ Barry W. Herman
                                              -----------------------
                                              Name:   Barry W. Herman
                                              Title:  President

                                                                    EXHIBIT 31.1

                                  Certification
             Pursuant to Section 906 of the Sarbanes-Oxley Act of 20

     I, Timothy R. Robinson, Executive Vice President and Chief Financial Officer of HomeCom Communications, Inc., certify that:

     1. I have reviewed this quarterly report on Form 10-Q of HomeCom Communications, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

          a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

          c) Disclosed in this quarterly report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

                                           HOMECOM COMMUNICATIONS, INC.

                                           By: /s/ Timothy R. Robinson
                                           ---------------------------
                                           Name:  Timothy R. Robinson
                                           Title: Executive Vice President,
                                                  Chief Financial Officer
                                           Date:  October 29, 2003

                                                                    EXHIBIT 32.1

                    Certification Pursuant to 18 U.S.C. 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q of HomeCom Communications, Inc. (the "Registrant") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy R. Robinson, the Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                               By: /s/ Timothy R. Robinson
                                               ---------------------------
                                               Name:  Timothy R. Robinson
                                               Date:  October 29, 2003


     This certification accompanies the Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934 as amended. A signed original of this written statement required by Section 906 has been provided to HomeCom Communications, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.

                                                                       EXHIBIT E



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 10-K
(Mark One)
       /X/   ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2002

                                       or

       / /   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from ______________ to ______________

                         Commission File Number: 0-29204
                       -----------------------------------

                          HomeCom Communications, Inc.
                -------------------------------------------------
               (Exact name of registrant specified in its charter)

            Delaware                                            58-2153309
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             Building 12, Suite 110
                               3495 Piedmont Road
                             Atlanta, Georgia 30305
              (Address of principal executive offices and zip code)

               Registrant's Telephone Number, Including Area Code:
                                 (404) 237-4646

           Securities registered pursuant to Section 12(b) of the Act:
     Title of each class                    Name of exchange on which registered
------------------------------              ------------------------------------
Common Stock, par value $0.0001                          OTC-BB
          per share


           Securities registered pursuant to Section 12(g) of the Act:
                                      None

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes / X / No / /

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

     Indicate by check mark whether the Registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2). Yes / / No /X/

     The aggregate market value of the voting stock held by non-affiliates of the Registrant, based upon the average of the closing bid and ask quotations for the Common Stock on March 12, 2003 as reported on the OTC Bulletin Board, was approximately $8,316. The shares of Common Stock held by each officer and director and by each person known to us who owns 5% or more of the outstanding Common Stock have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

     As of March 12, 2003, Registrant had outstanding 14,999,156 shares of Common Stock.

                                TABLE OF CONTENTS


Item No.                       Description                              Page No.
--------   ------------------------------------------------------------ --------
PART I
       1.  BUSINESS....................................................    1
       2.  PROPERTIES..................................................    6
       3.  LEGAL PROCEEDINGS...........................................    6
       4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.........    6

PART II
       5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
           SHAREHOLDER MATTERS.........................................    7
       6.  SELECTED FINANCIAL DATA.....................................    8
       7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
           AND RESULTS OF OPERATIONS...................................    9
       8.  FINANCIAL STATEMENTS........................................   13
       9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
           AND FINANCIAL DISCLOSURE....................................   34

PART III
      10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT..........   35
      11.  EXECUTIVE COMPENSATION......................................   37
      12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
           MANAGEMENT..................................................   40
      13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   41

PART IV
      14.  CONTROLS AND PROCEDURES.....................................   41
      15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND
           REPORTS ON FORM 8-K.........................................   42
           SIGNATURES..................................................   48
           CERTIFICATION...............................................   50

                                     PART I

Item 1. BUSINESS

FORWARD-LOOKING STATEMENTS

     This Form 10-K contains certain statements, such as statements regarding HomeCom's future plans, that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including certain statements contained under "Management's Discussion and Analysis of Financial Condition and Results of Operations" concerning our expectations, beliefs, or strategies regarding increased future revenues and operations, and certain statements contained under "Business" concerning our future business plans. When used in this Form 10-K, the words "expects", "believes," "intends," "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Such risks and uncertainties include things such as changes in the value and condition of our assets, the loss of key personnel, whether we are able to complete the proposed transactions described in this form 10-K, a change in control of the Company or changes in financial markets and general economic conditions. Reference is also made in particular to the discussion set forth in our Registration Statements on Forms S-1 (File Nos. 333-12219, 333-42599, 333-45383, 333-86837, 333-88491, and 333-56795) and S-3
(333-73123 and 333-81581).

HISTORY AND RECENT DEVELOPMENTS

Recent Developments

Sale of Assets to Tulix Systems, Inc.

     On March 27, 2003, HomeCom Communications, Inc. ("HomeCom," "we" or "us") entered into an Asset Purchase Agreement (the "Agreement") with Tulix Systems, Inc. ("Tulix"), a company in which Gia Bokuchava, Nino Doijashvili and Timothy
R. Robinson, who are officers and directors of HomeCom, are officers, directors and founding shareholders.

     Under the Agreement, Tulix will purchase the assets used in the operation of our hosting and web site maintenance business, including intellectual property, equipment, contracts, certain accounts receivable in an aggregate amount of approximately $70,000, and cash of $50,000 (the "Asset Sale"). As consideration for these assets, Tulix will:

     o issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix;

     o issue to us a secured promissory note (the "Note") for a principal amount of $70,000 (subject to adjustment as described herein) that will bear interest at an annual rate of 7%, will be secured by certain assets of Tulix that are transferred to Tulix as part of the Asset Sale, and will become due one year after the closing of the Asset Sale (the principal amount of the note may be increased at closing pursuant to the terms of the Agreement); and,

     o assume certain obligations of ours, including certain accounts payable related to ongoing operations.

     The note to be issued by Tulix to HomeCom will be for a principal amount of $70,000, subject to adjustment as described below. If the sum of the cash and accounts receivable of HomeCom (as determined in accordance with GAAP in a manner consistent with HomeCom's past practices) on the day that we complete the Asset Sale is less than $325,053, the principal amount of the Note will be increased by an amount equal to the difference between $325,053 and the sum of HomeCom's cash and accounts receivable on the closing date (to the extent that the sum of cash and accounts receivable on the day that we complete the Asset Sale is more than $325,053, we will divide the excess evenly between HomeCom and

Tulix). The Note will bear interest at a rate of 7.0% per year and will mature on the one year anniversary of the Closing of the Asset Sale. Interest will be due and payable at maturity. The Note will be secured by certain assets transferred to Tulix in the Asset Sale.

     In connection with the Asset Sale, the Agreement provides that we will enter into a Shareholders' Agreement with Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. The Shareholders' Agreement would give HomeCom certain rights as a holder of Tulix stock for a period of five years. These rights include rights of co-sale, rights of first refusal, anti-dilution rights and rights to inspect the books and records of Tulix. The co-sale rights will give us (and the other Tulix shareholders) the right to participate in any sales, subject to certain exclusions, of Tulix stock by other Tulix shareholders. The rights of first refusal granted to us in the Shareholders' Agreement will require that Tulix give us (and the other Tulix shareholders) the right to purchase any securities, subject to certain exclusions, that it intends to offer to third parties before it offers those securities to third parties. The anti-dilution rights contained in the Shareholders' Agreement require Tulix to grant us additional shares of common stock any time, subject to certain exclusions, it issues shares of common stock to other persons so that our aggregate ownership interest in Tulix is generally not diluted. Finally, the Shareholders' Agreement gives us the right to inspect the books and records of Tulix, subject to the specific terms of the Shareholders' Agreement.

     The parties intend to complete the Asset Sale if (i) it is approved by HomeCom's stockholders as required under Delaware law and (ii) the other conditions to closing set forth in the Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment and a condition in favor of Tulix that the largest customer of the business to which the assets relate not have given notice that it intends to terminate its relationship with the business. As such, we can offer no assurance that the Asset Sale will be completed. Neither we nor Tulix is under any obligation to pay any type of termination fee if we do not complete the Asset Sale, and there are no other deal protection measures. The Agreement also contains a release from Tulix pertaining to certain matters and mutual releases with Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili regarding certain employment matters. (See "Part III. Item 11: Executive Compensation, Employment Contracts.").

License Agreement with Eurotech, Ltd.

     Also on March 27, 2003, HomeCom entered into a License and Exchange Agreement with Eurotech, Ltd. ("Eurotech") and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC (the "Exchange Agreement"). The Exchange Agreement contemplates that Eurotech and HomeCom will enter into a License Agreement (the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech will license to HomeCom its rights to the EKOR, HNIPU and Electro Magnetic Radiography (EMR) technologies. In exchange for the license of these technologies, HomeCom will
(i) issue to Eurotech 11,250 shares of Series F preferred stock and 1,069 shares of Series G preferred stock, both of which are new series of HomeCom's preferred stock, and (ii) pay Eurotech a royalty of seven percent (7.0%) on net sales generated by the licensed technologies and a royalty of four percent (4.0%) on net sales generated by products and services that are improvements on the licensed technologies. Closing of this transaction is subject to a number of conditions, including HomeCom's delivery of evidence that: (i) its accounts payable have been reduced to roughly $600,000, and (ii) the holders of HomeCom's Series B, C, D and E preferred stock have waived the mandatory conversion rights granted to them in connection with their respective shares of preferred stock. As such, we can offer no assurance that this transaction will be completed. The Exchange Agreement provides that, during the period prior to closing of the sale of HomeCom's hosting and web site maintenance business, the financial needs of the hosting and web site maintenance business will be funded by the operations of that business, while the finances relating to the new licensed technologies will be kept separate.

     EMR is a technology intended for the imaging of subterranean nuclear and hazardous wastes in ground and marine settings, and for oil exploration. HNIPU is a technology intended to improve upon conventional monolithic polyurethanes through a non-toxic process. EKOR is a family of non-toxic advanced composite polymer materials used in the containment of nuclear and hazardous materials.

     Shares of Series F Convertible Preferred Stock are convertible into shares of common stock at a conversion rate of 10,000 shares of common stock per Series F Share, subject to adjustment as set forth in the Certificate of Designations governing the Series F Preferred Stock. As such, the 11,250 shares of Series F Preferred Stock to be issued to Eurotech will be convertible into 112,500,000 shares of common stock. In connection with the consummation of the transactions contemplated by the Exchange Agreement, we have agreed to issue 1,500 shares of Series F Preferred Stock to Polymate and 750 shares of Series F Preferred Stock to Greenfield. As such, we have agreed to issue a total of 13,500 shares of Series F Preferred Stock that will be convertible into 135,000,000 shares of common stock. The Certificate of Designations, however, provides that the shares of Series F preferred stock will only be convertible if HomeCom has a sufficient number of authorized but unissued shares of common stock available to support the conversion of the outstanding shares of all series of preferred stock (although the Certificate of Designations states that the shares of Series F Preferred Stock will become convertible on December 31, 2003 regardless of whether a sufficient number of shares of common stock have been authorized by such date). Currently, however, HomeCom has only 15,000,000 shares of authorized common stock, of which 14,999,156 shares have been issued and are outstanding. As such, our Board of Directors has approved, and has directed us to submit to our stockholders, a proposal to amend our Certificate of Incorporation to, among other things, increase the number of shares of common stock that we are authorized to issue to 300,000,000 shares. If this amendment is approved, and if Eurotech converts its shares of Series F Preferred Stock into shares of common stock, a change in control of HomeCom could occur. For example, if Eurotech were to convert all of its shares of Series F Preferred Stock, and if Polymate and Greenfield were to convert their shares of Series F Preferred Stock into shares of common stock, and if none of our other preferred shareholders were to convert their shares of preferred stock into shares of common stock, Eurotech would hold approximately 112,500,000 of the approximately 150,000,000 shares of common stock then-outstanding, or roughly 75% of the then-outstanding shares of common stock, and Polymate and Greenfield would hold, in the aggregate, approximately 22,500,000 shares of common stock, representing roughly 15% of the then-outstanding shares. Shares of Series F Preferred Stock have the right to vote on all matters with the common stock to the extent that such shares of Series F Preferred Stock are then convertible into shares of common stock.

     Pursuant to the License Agreement, HomeCom has agreed to issue 1,069 shares of Series G Convertible Preferred Stock to Eurotech. Each share of Series G Convertible Preferred Stock is convertible into a number of shares of common stock determined by dividing $1,000 by a number equal to 82.5% of the average closing price of the common stock over the preceding five business days. Shares of Series G preferred stock have no voting rights.

     HomeCom has agreed to enter into a commercially reasonable registration rights agreement with Eurotech, Polymate and Greenfield pursuant to which HomeCom would grant both demand and piggyback registration rights to those entities.

     In anticipation of the transaction, Lawrence Shatsoff and David Danovitch have resigned from the HomeCom Board of Directors, and Don Hahnfeldt, the President and Chief Executive Officer of Eurotech, and Dr. Randolph Graves, a director and the Chief Financial Officer and Vice President of Eurotech, have been elected to fill these vacancies on the HomeCom Board of Directors.

     If we complete the Tulix transaction, we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors. This would leave Michael Sheppard, Mr. Hahnfeldt and Dr. Graves as the three members of the HomeCom Board of Directors, meaning that the two designees of Eurotech will constitute a majority of our Board of Directors. It is expected that new HomeCom officers, who will be identified by Eurotech, will be appointed by the Board of Directors at such time.


History

     The Company was organized in 1994 to provide complex web-based software applications and integration services to businesses seeking to take advantage of the Internet. Over time, we evolved into a Web design, financial applications and solutions provider to the financial services market, including banking, insurance, securities brokerage firms and other financially oriented web portals. In fact, prior to and during 2000, we derived revenue from, among other sources, professional web development services, software licensing, application development, insurance and securities sales commissions, and hosting and transactions fees.

     On March 24, 1999, we acquired all of the outstanding shares of FIMI and certain of its affiliates for 1,252,174 shares of common stock. In addition, we entered into employment agreements for an initial term of three years with the three principals of FIMI, calling for them to continue in their roles for the acquired companies. Prior to the closing of the acquisition, we loaned the shareholders of FIMI $370,000 ("FIMI notes"). The FIMI notes were to be repaid in either cash or common stock and were collateralized by common stock. We also granted these FIMI shareholders 300,000 warrants to acquire our shares of common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals.

     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. In addition, we entered into employment agreements with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

     On October 1, 1999 we sold our security consulting and integration service operations in exchange for $200,000 in cash, certain security audit rights and shares of a non-public entity originally valued at approximately $823,000, and entered into a joint marketing program with the acquirer.

     On January 31, 2001, we sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. In connection with the sale, the FIMI principals surrendered the shares of the common stock that collateralized the FIMI notes and forfeited their warrants.

     On March 15, 2001, we sold substantially all of the assets used in our Internet Banking operations to Netzee, Inc. The sale generated net proceeds to HomeCom of approximately $407,000.

     Following the sale of our Internet Banking operations and our InsureRate division, we had only one remaining operating business, our hosting and web site maintenance business.

     On March 23, 2001, HomeCom issued a press release to announce our intention to wind down our operations and, to the extent possible, sell our remaining assets. In our press release, we stated, "HomeCom also announced that it has decided to wind down its operations... HomeCom has been unable to obtain additional financing and has insufficient assets to completely satisfy its obligations to creditors and the liquidation preferences of its preferred stock." The press release went on to state: "HomeCom continues to explore other possibilities, which may include the sale of other assets." We have entered into our agreement with Tulix in furtherance of the intentions announced in this press release.

Sales and Marketing

     We currently have no active marketing strategies or plans.

Intellectual Property Rights

     In accordance with industry practice, we have relied primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect our proprietary rights. We have sought to protect our software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. We have tried to use non-disclosure and confidentiality agreements with employees, vendors, contractors, consultants and customers to address these concerns.

     We do not believe that any of our products infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by us with respect to our products. In addition, Web site developers such as ours face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the United States, various states and foreign jurisdictions.

Employees

     As of March 12, 2003, we had 7 full-time employees. If we sell our assets to Tulix, we expect that all of these employees will resign from their positions with us and go to work for Tulix. On March 21, 2003, the Board appointed Michael Sheppard, one of our outside directors, to serve as a vice president of the Company, with specified limited powers generally relating to the proposed sale of assets to Tulix and the proposed transaction with Eurotech. The Board expects that Mr. Sheppard will remain an officer of HomeCom if the sale of assets to Tulix and the proposed license transaction with Eurotech are completed.

Customers

     During 2000, two customers each accounted for over 10% of revenues with one of those customers accounting for over 40%. During 2001 only one customer, Roadrunner, accounted for over 10% of sales, accounting for 82%. During 2002 Roadrunner alone accounted for 93% of sales. Our sales to our five largest customers represented approximately 76%, 89% and 97% of the total revenues for 2000, 2001 and 2002 respectively.

Insurance

     We maintain liability and other insurance that we believe to be customary and generally consistent with industry practice. We believe that such insurance is adequate to cover potential claims relating to our existing business activities.

Government Regulation

     Except with regard to insurance and securities sales, as discussed below, we do not believe that we are currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and also believe that there are currently few laws or regulations directly applicable to Web site service companies. The Federal Communications Commission is studying the possible regulation of the Internet. Any such regulations adopted by the Federal Communications Commission may adversely impact the manner in which we conduct our business. It is possible that a number of additional laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing, characteristics, and quality of products and services. The adoption of any such laws or regulations may decrease the growth of the Internet, which could in turn decrease the demand for our products and services and increase our cost of doing business or cause us to modify our operations, or otherwise have an adverse effect on our business, financial condition and operating results. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy is uncertain. We cannot predict the impact, if any, that future regulation or regulatory changes may have on our business. In addition, Web site developers such as us face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the U.S., various states and foreign jurisdictions. Any imposition of liability could have a material adverse effect on us.

     In addition, our network services are transmitted to our customers over dedicated and public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for communications. Changes in the regulatory environment relating to the telecommunications and media industry could have an effect on our business, including regulatory changes which directly or indirectly affect use or access of the Internet or increase the likelihood or scope of competition from regional telephone companies, could have a material adverse effect on us.

     We own, and prior to January 31, 2001, operated a subsidiary named "FIMI Securities, Inc." FIMI Securities was a NASD regulated broker/dealer and was affiliated with various insurance agencies until it terminated its membership in the NASD on December 29, 2000. We still own FIMI Securities, but it no longer conducts any broker/dealer activities and is a dormant entity.

Item 2. PROPERTIES

     As of March 12, 2003 we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2003. This facility serves as our headquarters and computer center. If we complete the sale of substantially all of our assets to Tulix, we expect that Tulix will assume this lease from us.

     We have abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease that expired in January 2003, and abandoned an office in Atlanta.

     As of December 31, 2002 we have an accrual for real estate disposition liabilities of approximately $206,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.

     We believe that the property which we currently have under lease is adequate to serve our business operations for the foreseeable future. We believe that if we were unable to renew the lease on this facility, we could find other suitable facilities with no material adverse effect on our business.

Item 3. LEGAL PROCEEDINGS

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 we reached a settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February thru August, 2003.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against us alleging, among other things, that we breached our contract with Siemens. The complaint sought damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California. On April 26, 2002, after retaining counsel and as a result of the Company's response, the complaint was dismissed.

     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     We did not submit any matters to a vote of securityholders during the fourth quarter of 2002.

                                     PART II

Item 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

     Our Common Stock has been quoted on the OTC Bulletin Board under the symbol "HCOM" since December 8, 2000. Prior to that date it was quoted on the Nasdaq SmallCap Market. The following table shows for the periods indicated the range of high and low bid prices as quoted on the OTC Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

2001:                                        High              Low
First quarter                             $     .190       $     .018
Second quarter                                  .023             .006
Third quarter                                   .019             .007
Fourth quarter                                  .019             .003

2002:
First quarter                             $     .010       $     .010
Second quarter                                  .028             .003
Third quarter                                   .005             .003
Fourth quarter                                  .006             .001

2003:
First quarter (through March 12, 2003)    $     .004       $     .001


Holders of Record

     We had approximately 127 holders of record of our Common Stock as of March 12, 2003.

Dividends

     We have not paid any cash dividends on our capital stock to date and do not foresee that we will have earnings with which to pay dividends in the foreseeable future. Our board of directors would determine the amount of future dividends, if any, based upon our earnings, financial condition, capital requirements and other conditions.

Item 6. SELECTED FINANCIAL DATA

     The following selected financial data of HomeCom Communications, Inc. should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes.


                                                                            Year Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                     1998            1999            2000           2001             2002
                                                 ------------    ------------    ------------   -------------    ------------
Statement of Operations Data:
Revenues                                         $  2,481,905    $  3,907,282    $  4,509,977    $  1,279,486    $  1,484,836
Cost of revenues                                    2,085,598         951,406       2,722,309       1,007,430       1,036,961
                                                 ------------    ------------    ------------    ------------    ------------
Gross profit                                          396,307       2,955,876       1,787,668         272,056         447,875
                                                 ------------    ------------    ------------    ------------    ------------

Operating expenses:
  Sales and marketing                               1,142,222       2,878,302       1,944,020             858
  Product development                                 633,268         315,809         321,259
  General and administrative                        2,896,287       3,765,514       1,182,192         770,659         517,323
  Depreciation and amortization                       542,269       1,757,124       1,605,345
  Asset Impairment                                                                  1,436,078         493,905          52,584
                                                 ------------    ------------    ------------    ------------    ------------
      Total operating expenses                      5,214,046       8,716,749       6,488,894       1,265,422         569,907
                                                 ------------    ------------    ------------    ------------    ------------
Operating loss                                     (4,817,739)     (5,760,873)     (4,701,226)       (993,366)       (122,032)
Other expenses (income):
  Gain on sale of division                         (4,402,076)
  Interest expense (income)                           445,216          32,583          (5,981)
  Other expense (income), net                        (166,917)       (103,175)        (90,793)       (146,362)        (26,637)
                                                 ------------    ------------    ------------    ------------    ------------
Loss from continuing operations before               (693,962)     (5,690,281)     (4,604,452)       (847,004)        (95,395)
income  taxes
Income tax provision (benefit)                           --              --              --              --              --
                                                 ------------    ------------    ------------    ------------    ------------
Loss from continuing operations                      (693,962)     (5,690,281)     (4,604,452)       (847,004)        (95,395)
Loss from discontinued operations                    (510,178)     (4,630,508)     (1,755,898)
Gain (loss) on disposal of business segment                         1,144,591      (3,000,377)        394,543
                                                 ------------    ------------    ------------    ------------    ------------
Net Loss                                           (1,204,140)     (9,176,198)     (9,360,727)       (452,461)        (95,395)
Deemed preferred stock dividend                      (666,667)     (2,557,466)     (1,526,728)       (708,778)       (706,733)
                                                 ------------    ------------    ------------    ------------    ------------
Loss applicable to common shareholders           $ (1,870,807)   $(11,733,664)   $(10,887,455)   $ (1,161,239)   $   (802,128)
                                                 ============    ============    ============    ============    ============
Gain (Loss) per common share--basic and
diluted
  Continuing operations                          $      (0.16)   $      (0.90)   $      (0.72)   $      (0.16)   $      (0.05)
  Discontinued operations                               (0.28)          (0.96)          (0.55)           0.04
                                                 ------------    ------------    ------------    ------------    ------------
      Total                                      $      (0.44)   $      (1.86)   $      (1.27)   $      (0.12)   $      (0.05)
                                                 ============    ============    ============    ============    ============
Weighted average common shares outstanding          4,287,183       6,324,791       8,549,693       9,869,074      14,999,156
                                                 ============    ============    ============    ============    ============


                                              ----------------------------------------------------------------------------
                                                  1998            1999              2000          2001            2002
                                              ------------    ------------    ------------    ------------    ------------
Balance Sheet Data:
Working capital (deficit)                     $  2,265,725    $  1,033,802    $   (823,406)   $   (960,154)   $ (1,705,568)
Total assets                                     4,565,490      10,535,718       2,528,973         665,391         507,554
Long-term obligations                               88,242         315,275         357,757
Total liabilities                                1,117,041       2,930,600       2,298,013       1,533,124       2,109,069
Redeemable Preferred Stock                                       1,624,920         251,750         251,750         251,750
Stockholders' equity (deficit)                   3,448,449       5,980,198         (20,790)     (1,119,483)     (1,853,265)


                                                                 8

Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

     Historically, we developed and marketed specialized software applications, products and services that enabled financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. We provided Internet/intranet solutions in three areas: (i) the design, development and integration of customized software applications, including World Wide Web site development and related network outsourcing; (ii) the development, sale and integration of our existing software applications into the client's operations; and, (iii) security consulting and integration services. In October, 1999, we sold our security consulting and integration services operations and entered into a joint marketing program with the acquirer. During 2001, we sold our remaining software applications businesses. Currently, we only derive revenue from professional web development services and hosting fees. On March 23, 2001, we announced our intentions to wind down our operations. We have entered into an agreement to sell substantially all of the assets used in our hosting and website maintenance business to Tulix. We have also entered into an agreement to license certain technologies from Eurotech. If these transactions are consummated, our only assets will be cash and accounts receivable that we do not transfer to Tulix and the assets that we license from Eurotech.

     In March 1999, we completed the acquisition of all the outstanding shares of the First Institutional Marketing Companies, a group of insurance agencies and a NASD broker/dealer (the "FIMI Companies"), for 1,252,174 shares of common stock. Pursuant to the Merger and Plan of Reorganization the FIMI Companies continued as separate subsidiaries of HomeCom. On January 31, 2001 we sold substantially all of the assets of the FIMI Companies for approximately $458,000 and the assumption of certain liabilities. We recorded a loss on the sale of $3,000,377. We have removed the results of this discontinued operation from the continuing operations of the Company for all periods presented.

     Our revenues and operating results have varied substantially from period to period, and should not be relied upon as an indication of future results.

Results of Operations

     Year Ended December 31, 2001 as Compared to Year Ended December 31, 2002

     Revenues. Revenues increased 16.0% from $1,279,486 in 2001 to $1,484,836 in 2002. This increase of $205,350 is primarily attributable to the growth in the RoadRunner account. Revenues consisted of $9,332 in website development work in progress, which is recognized based upon an average percentage completion calculation (69% of current contracts totaling $13,500), and $16,090 and $1,459,414 in hourly maintenance and monthly hosting respectively, which are recognized at the time that services are provided.

     Cost of Revenues. Cost of revenues includes salaries for programmers, technical staff, sales staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of revenues increased from $1,007,430, or 78.7% of revenues in 2001 to $1,036,961 or 69.8% of revenues in 2002. The increase in the cost of sales is attributable to the expenditure of funds associated with the growth of the RoadRunner account. Costs of Revenues decreased as a percentage of revenues due to the gains in Hosting revenues outpacing increases in production costs.

     Gross Profit. Gross profit increased by $175,819 from $272,056 in 2001 to $447,875 in 2002. Gross profit margins also increased from 21.3% during 2001 to 30.2% during 2002. This increase as a percentage of net sales is due to gains in Hosting revenues, which outpaced increases in production costs.

     Sales and Marketing. The Company ceased all significant sales and marketing efforts during 2001. There were no sales and marketing expenditures in 2002.

     Product Development. The Company ceased all product development efforts during 2001. There were no product development expenditures in 2002.

     General and Administrative. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $770,659 in 2001 to $517,323 in 2002. As a percentage of net sales, these expenses decreased from 60.2% in 2001 to 34.8% in 2002. The percentage decrease is due to continued reduction in personnel and a resulting decrease in the pro-rata portion of costs assigned to general and administrative expenses.

     Depreciation and Amortization. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000, the Company has suspended depreciation of its remaining assets in anticipation of a sale. There were no charges recognized in 2001 or 2002.

     Asset Impairment Charge. We incurred an asset impairment charge of $52,584 in association with the writedown of the fair market value of our fixed assets to current market levels.

     Other Income. Other income consists of miscellaneous amounts received which are outside the normal course of operations. Other income decreased from $146,362 in 2001 to $26,637 in 2002. The decrease is primarily due to the absence of any significant income outside of normal operations. Approximately $20,600 of the miscellaneous income is attributable to the dismissal of the lawsuit pursued by Creditor's Adjustment Bureau on behalf of Siemen's ICN and the resultant adjustment to expenses which had been accrued.

     Year Ended December 31, 2000 as Compared to Year Ended December 31, 2001

     Revenues. Revenues decreased 71.6% from $4,509,977 in 2000 to $1,279,486 in 2001. This decrease of $3,230,491 is primarily attributable to the absence of any web development work and the expiration of all maintenance contracts without renewal. Revenues now consist exclusively of hosting and hourly billing site maintenance work. We recognized revenues from continuing operations for the year ended December 31, 2001 at the time the services were provided. These services consisted of $53,181 in maintenance services, and $1,226,305 in web site hosting services.

     Cost of Revenues. Cost of revenues includes salaries for programmers, technical staff, sales staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of revenues decreased from $2,722,309 or 60.4% of revenues in 2000 to $1,007,430 or 78.7% of revenues in 2001. The decrease in the cost of sales is attributable to reductions in production personnel and to the reduction of internet connection and local loop costs. Costs of Revenues increased as a percentage of revenues due to the loss in Web development revenues outpacing reductions in production costs.

     Gross Profit. Gross profit decreased by $1,515,612 from $1,787,668 in 2000 to $272,056 in 2001. Gross profit margins also decreased from 39.6% during 2000 to 21.3% during 2001. This decrease as a percentage of net sales is due to the loss of higher margin Web development work.

     Sales and Marketing. Sales and marketing expenses include salaries, variable commissions, and bonuses for the sales force, advertising and promotional marketing materials, and a pro-rata allocation of telecommunications, facilities and data center costs. Sales and marketing expenses decreased $1,943,162 from $1,944,020, or 43.1% of revenues, in 2000 to $858, or 0.1% of revenues in 2001. The Company has discontinued all significant sales and marketing efforts.

     Product Development. Product development costs consist of personnel costs required to conduct our product development efforts, and a pro-rata allocation of telecommunications, facilities and data center costs. Total expenditures for product development decreased from $321,259 or 7.1% of revenues in 2000 to $0 in 2001. The Company has discontinued all product development efforts.

     General and Administrative. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $1,182,192 in 2000 to $770,659 in 2001. As a percentage of net sales, these expenses increased from 26.2% in 2000 to 60.2% in 2001. The percentage increase is due to the continued decline in revenues.

     Depreciation and Amortization. Depreciation and amortization includes depreciation and amortization of computers, network equipment, office equipment, equipment under capital leases, and intangible assets. Depreciation and amortization decreased from $1,605,345 or 35.6% of net sales in 2000 to $0 or 0.0% in 2001. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000 and the Company's announcement that it intends to wind-down its operations, the Company has suspended depreciation of its remaining assets.

     Other Income. Other income consists of miscellaneous amounts received which are outside the normal course of operations. Other income increased from $90,793 in 2000 to $146,362 in 2001. The increase is primarily due to the favorable settlement of a $130,000 liability related to the prior sale of certain assets. Without this settlement other income would have declined.

     Asset Impairment Charge. We incurred an asset impairment charge of $493,905 in association with the writedown of the carrying value of our investment in iDefense.

     Interest Expense. No interest expense was incurred in 2001.

     Discontinued Operations. On January 31, 2001 we sold our FIMI division. FIMI incurred operating losses of $1,970,584 for the year ended December 31, 2000. On March 15, 2001 we sold our Internet Banking segment for a gain of $394,543. This segment produced net income of $214,686 for the year ended December 31, 2000 with no operating profit or loss for the year ended December 31, 2001.

Recently Issued Accounting Standards

     See Note 1 to Notes to Consolidated Financial Statements for a complete discussion of recently issued accounting standards and their expected impact on our consolidated financial statements.

                         LIQUIDITY AND CAPITAL RESOURCES

General

     Our sources of capital are extremely limited. We have incurred operating losses since inception and as of December 31, 2002, we had an accumulated deficit of $25,795,686 and a working capital deficit of $1,705,568. On March 23, 2001, we announced our intentions to wind down operations. We have entered into an agreement to sell substantially all of our operating assets to Tulix and we have entered into an agreement to license certain technologies from Eurotech. If we complete these transactions, our only operating assets will be cash and accounts receivable that we do not transfer to Tulix and the assets that we license from Eurotech.

     Whether we sell our remaining assets to Tulix or not, we believe that we have exhausted our current sources of capital and also believe that it is highly unlikely that we will be able to secure additional capital that would be required to undertake additional steps to continue our operations. It is our understanding that additional financing may be made available to HomeCom if the proposed transaction with Eurotech closes. However, we have received no commitment that any such financing will be made available, and the closing of the Eurotech transaction is subject to a number of conditions that may prevent the closing of the transaction from occurring. Furthermore, we can provide no assurance that any such financing, even if it were to be provided to HomeCom, would enable us to sustain our operations. If we cannot resolve our liabilities, and no other alternatives are available, we may be forced to seek protection from our creditors. The aforementioned factors raise substantial doubt about HomeCom's ability to continue as a going concern. The financial statements included herein have been prepared assuming HomeCom is a going concern and do not include any adjustments that might result should HomeCom be unable to continue as a going concern.

     Net cash used in operating activities was $214,626 for the year ended December 31, 2002. Funds necessary for operations were provided by the use of funds on deposit at the end of 2002.

     We spent $38,378 and $31,825 during 2002 and 2001, respectively, for the purchase of capital equipment. These amounts were expended primarily for computer equipment, communications equipment and software necessary for us to maintain the operating integrity of our Network Operations Center for the continued provision of services to our existing customers. Our commitments as of December 31, 2002 consist of our lease on our Atlanta, Georgia facility.

Item 8. FINANCIAL STATEMENTS

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                           Page
                                                                          ------

Report of Independent Accountants                                           14
Consolidated Balance Sheets as of December 31, 2001 and 2002                15
Consolidated Statements of Operations for Each of the Three
   Years in the Period Ended December 31, 2002                              16
Consolidated Statements of Changes in Stockholders' Equity
   (Deficit) for Each of the Three Years in the Period Ended
    December 31, 2002                                                       17
Consolidated Statements of Cash Flows for Each of the Three
    Years in the Period Ended December 31, 2002                             18
Notes to Consolidated Financial Statements                                  20

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Homecom Communications, Inc.


We have audited the accompanying consolidated balance sheets of HomeCom Communications, Inc. and subsidiaries as of December 31, 2002 and 2001 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of Amercia. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of HomeCom Communications, Inc. and subsidiaries as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years ended December 31, 2002, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America .

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/  Sherb & Company, LLC
                                            -----------------------------------
                                                 Sherb & Company, LLC
                                                 Certified Public Accountants


New York, New York
March 19, 2003, except for Note 14, which is dated as of March 28, 2003



                                      HOMECOM COMMUNICATIONS, INC.
                                      CONSOLIDATED BALANCE SHEETS


                                                                                  December 31,
                                                                          ----------------------------
                                                                              2001            2002
                                                                          ------------    ------------
                                                 ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                              $    413,346    $    160,342
   Accounts receivable, net                                                    154,144         243,159
                                                                          ------------    ------------
       Total current assets                                                    567,490         403,501
Prepaid expenses                                                                                20,358
Furniture, fixtures and equipment, net                                          97,901          83,695
                                                                          ------------    ------------
Total assets                                                              $    665,391    $    507,554
                                                                          ============    ============

                                 LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                  $  1,527,644    $  2,109,069
                                                                          ------------    ------------
       Total current liabilities                                             1,527,644       2,109,069
Other liabilities                                                                5,480
                                                                          ------------    ------------
       Total liabilities                                                     1,533,124       2,109,069
                                                                          ------------    ------------
   Redeemable Preferred stock, Series B $.01 par value, 125 shares authorized, 125 shares issued at December 31, 2001 and 2002, respectively and 17.8 shares outstanding at December 31, 2001 and
     2002, respectively, convertible, participating, $423,449
     liquidation value as of December 31, 2002                                 251,750         251,750
                                                                          ------------    ------------

STOCKHOLDERS' DEFICIT:
   Common stock, $.0001 par value, 15,000,000 shares authorized,
     14,999,156 shares issued and outstanding at December 31, 2001 and
     2002, respectively                                                          1,500           1,500
   Preferred stock, Series C, $.01 par value, 175 shares issued and authorized, 90.5 shares outstanding at December 31, 2001 and 2002,
     respectively, convertible, participating;                                       1               1
     $2,181,993 liquidation value at December 31, 2002
   Preferred stock, Series D, $.01 par value, 75 shares issued and authorized,1.3 shares outstanding at December 31, 2001 and 2002, respectively; convertible, participating;
     $30,871 liquidation value at December 31, 2002                                  1               1
   Preferred stock, Series E, $.01 par value, 106.4 shares issued and outstanding as of
     December 31, 2001 and 2002 respectively, convertible,
     participating; $2,588,996  liquidation value at December 31, 2002               1               1
   Treasury stock, 123,695 shares at December 31, 2002                          (8,659)         (8,659)
   Additional paid-in capital                                               24,587,964      23,949,577
   Accumulated deficit                                                     (25,700,291)    (25,795,686)
                                                                          ------------    ------------
       Total stockholders' deficit                                          (1,119,483)     (1,853,265)
                                                                          ------------    ------------
       Total liabilities and stockholders' deficit                        $    665,391    $    507,554
                                                                          ============    ============


                             The accompanying notes are an integral part of
                                these consolidated financial statements.

                                                   15

                                      HOMECOM COMMUNICATIONS, INC.
                                  CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                      Year Ended December 31,
                                                           --------------------------------------------
                                                               2000            2001            2002
                                                               ----            ----            ----

Revenues                                                   $  4,509,977    $  1,279,486    $  1,484,836
Cost of revenues                                              2,722,309       1,007,430       1,036,961
                                                           ------------    ------------    ------------
GROSS PROFIT                                                  1,787,668         272,056         447,875
                                                           ------------    ------------    ------------

OPERATING EXPENSES:
   Sales and marketing                                        1,944,020             858
   Product development                                          321,259
   General and administrative                                 1,182,192         770,659         517,323
   Depreciation and amortization                              1,605,345
   Asset impairment charge                                    1,436,078         493,905          52,584
                                                           ------------    ------------    ------------
   Total operating expenses                                   6,488,894       1,265,422         569,907
                                                           ------------    ------------    ------------
OPERATING LOSS                                               (4,701,226)       (993,366)       (122,032)

OTHER INCOME
    Interest income                                              (5,981)
    Other income                                                (90,793)       (146,362)        (26,637)
                                                           ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          (4,604,452)       (847,004)        (95,395)

INCOME TAX PROVISION (BENEFIT)                                     --              --              --
                                                           ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS                              (4,604,452)       (847,004)        (95,395)
LOSS FROM DISCONTINUED OPERATIONS                            (1,755,898)
GAIN (LOSS) ON DISPOSAL OF DISCONTINUED BUSINESS SEGMENT
                                                             (3,000,377)        394,543

                                                           ------------    ------------    ------------
NET LOSS                                                     (9,360,727)       (452,461)        (95,395)

DEEMED PREFERRED STOCK DIVIDEND                              (1,526,728)       (708,778)       (706,733)

                                                           ------------    ------------    ------------
LOSS APPLICABLE TO COMMON SHAREHOLDERS                     $(10,887,455)   $ (1,161,239)   $   (802,128)
                                                           ============    ============    ============

GAIN (LOSS) PER SHARE--BASIC AND DILUTED
     CONTINUING OPERATIONS                                 $      (0.72)   $      (0.16)   $      (0.05)
     DISCONTINUED OPERATIONS                                      (0.55)           0.04
                                                           ------------    ------------    ------------
             TOTAL                                         $      (1.27)   $      (0.12)   $      (0.05)
                                                           ============    ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  BASIC AND DILUTED                                           8,549,693       9,869,074      14,999,156
                                                           ============    ============    ============


                             The accompanying notes are an integral part of
                                these consolidated financial statements.

                                                   16

                                      HOMECOM COMMUNICATIONS, INC.

                  CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                    For Each of the Three Years in the Period Ended December 31, 2002



                                   Preferred Stock                    Common Stock           Treasury
                                Shares          Amount           Shares        Amount         Stock
                             ------------    ------------    ------------   ------------   ------------

Balance, December 31, 1999            213    $          3       7,040,525   $        704   $

Issuance of preferred
  stock and warrants,
  net of offering costs               106               1
Warrant exercises                                                  15,077              1
Conversion of Series B
  preferred stock to
  common shares                                                   902,307             90
Conversion of Series C
  and D preferred
  stock to common shares             (119)             (1)      1,391,629            139
Stock option exercises                                              8,197              1
Cancellation of
  subscription receivable
  under employment
  agreements
Penalties on Series E
  preferred stock
Other                                                               1,421              1
Net loss
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 2000            200               3       9,359,156   $        936


Receipt of Treasury stock                                                                        (8,659)
Conversion of Series C
  preferred stock to
  common shares                        (2)                      5,640,000            564
Penalties on preferred
  stock
Net loss
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 2001            198               3      14,999,156          1,500         (8,659)

Penalties on preferred
  stock
Net loss
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 2002            198    $          3      14,999,156   $      1,500   $     (8,659)
                             ============    ============    ============   ============   ============


Table continues on following page.

                             The accompanying notes are an integral part of
                                these consolidated financial statements.

                                                   17

                               HOMECOM COMMUNICATIONS, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

             For Each of the Three Years in the Period Ended December 31, 2002

                                       (Continued)


                                                                                 Total
                              Additional                                     Stockholders'
                               Paid-In      Subscriptions    Accumulated        Equity
                               Capital        Receivable       Deficit         (Deficit)
                             ------------    ------------    ------------    ------------

Balance, December 31, 1999   $ 21,931,281    $    (64,687)   $(15,887,103)   $  5,980,198

Issuance of preferred
  stock and warrants,
  net of offering costs         1,855,425                                       1,855,426
Warrant exercises                  79,617                                          79,618
Conversion of Series B
  preferred stock to
  common shares                 1,599,044                                       1,599,134
Conversion of Series C
  and D preferred
  tock to common shares              (138)
Stock option exercises             12,083                                          12,084
Cancellation of
  subscription receivable
  under employment
  agreements                                       64,687                          64,687
Penalties on Series E
  preferred stock                (251,211)                                       (251,211)
Other                                                                                   1
Net loss                                                       (9,360,727)     (9,360,727)
                             ------------    ------------    ------------    ------------
Balance, December 31, 2000     25,226,101               0     (25,247,830)        (20,790)


Receipt of Treasury stock                                                          (8,659)
Conversion of Series C
  preferred stock to
  common shares                      (564)
Penalties on preferred
  stock                          (637,573)                                       (637,573)
Net loss                                                         (452,461)       (452,461)
                             ------------    ------------    ------------    ------------
Balance, December 31, 2001     24,587,964               0     (25,700,291)     (1,119,483)

Penalties on preferred
  stock                          (638,387)                                       (638,387)
Net loss                                                          (95,395)        (95,395)
                             ------------    ------------    ------------    ------------
Balance, December 31, 2002   $ 23,949,577    $          0    $(25,795,686)   $ (1,853,265)
                             ============    ============    ============    ============


                      The accompanying notes are an integral part of
                         these consolidated financial statements.

                                      17(Continued)

                                      HOMECOM COMMUNICATIONS, INC.

                                  CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                         Year Ended December 31,
                                                              -----------------------------------------
                                                                  2000           2001           2002
                                                              -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                      $(9,360,727)   $  (452,461)   $   (95,395)
Adjustments to reconcile net loss to cash used in operating
  activities:
  Depreciation and amortization                                 1,632,939
  Write down of investment, fixed assets and intangibles        4,638,314        477,759         52,584
  Forgiveness of subscriptions receivable                          64,687
  Provision for bad debts                                        (184,851)        37,472        (24,813)
  Deferred rent expense                                          (124,321)         2,698         (5,480)
  Change in operating assets and liabilities:
    Accounts receivable                                           901,613         24,433        (64,202)
    Prepaid expenses                                                                            (20,358)
    Accounts payable and accrued expenses                        (228,422)      (982,431)       (56,962)
    Accrued payroll liabilities                                    85,121
    Unearned revenue                                             (296,319)
    Other                                                         244,402
                                                              -----------    -----------    -----------
  Net cash used in operating activities                        (2,627,564)      (892,530)      (214,626)
                                                              -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of furniture, fixtures and equipment                  (362,161)       (15,679)       (38,378)
  Loans to related parties                                        200,000
  Proceeds from sale of divisions                                                864,603
                                                              -----------    -----------    -----------
    Net cash provided by (used in) investing activities          (162,161)       848,924        (38,378)
                                                              -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of capital lease obligations                          (54,747)       (63,764)
  Proceeds from issuance of common shares and exercise of
    warrants                                                       12,084
  Proceeds from issuance of preferred shares and warrants       1,855,426
                                                              -----------    -----------    -----------
  Net cash provided by (used in) financing activities           1,812,763        (63,764)          --


                             The accompanying notes are an integral part of
                                 these consolidated financial statements

                                                   18

                                          HOMECOM COMMUNICATIONS, INC.
                                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)



                                                                               Year Ended December 31,
                                                                      -----------------------------------------
                                                                         2000           2001           2002
                                                                      -----------    -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                             $  (976,962)   $  (107,370)   $  (253,004)
CASH AND CASH EQUIVALENTS at beginning of year                          1,497,678        520,716        413,346
                                                                      -----------    -----------    -----------
CASH AND CASH EQUIVALENTS at end of year                              $   520,716    $   413,346    $   160,342
                                                                      ===========    ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND
  NON CASH INVESTING AND FINANCING ACTIVITIES:
  Interest paid                                                       $      --      $      --      $      --
                                                                      ===========    ===========    ===========
  Capital lease obligations incurred during year on lease of
    computer equipment                                                $    40,474    $      --      $      --
                                                                      ===========    ===========    ===========


Year 2001

1.63 shares of preferred stock were converted into 5,640,000 shares of common stock. 123,695 shares of common stock were returned to the Company and classified as treasury stock (See Note 12).

Year 2000

216.33 shares of preferred stock were converted into 2,293,936 shares of common stock.



                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                                       19

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis of Presentation--Going Concern

     Historically, HomeCom Communications, Inc. (the "Company") developed and marketed specialized software applications, products and services to enable financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. Revenue was derived from professional web development services, software licensing, application development, insurance and securities sales commissions, hosting fees and transactions fees. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred significant losses since its incorporation, resulting in an accumulated deficit at December 31, 2002 of approximately $26 million. The Company continues to experience negative cash flows from operations and is dependent on continued financing from investors to sustain its activities. There is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern.

     On March 23, 2001 the Company announced that it was seeking to wind down its operations. Additionally, the Company has filed a preliminary Proxy Statement to announce a Special Meeting of the stockholders. One of the proposals that the stockholders are being asked to consider and vote upon is a proposal to sell the remaining hosting and website maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both the Company and Tulix, are the principal shareholders. If completed, the sale of this business, which is the Company's only operating business, will constitute a sale of substantially all of the Company's operating assets and will leave the Company without any operating business with which to generate revenues or profits.

Asset Impairment

     The Company evaluates the recoverability and carrying value of its long-lived assets at each balance sheet date, based on guidance in SFAS No. 142, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. Among other factors considered in such evaluation is the historical and projected operating performance of business operations, the operating environment and business strategy, competitive information and market trends. The Company recognized a charge of $52,584, $493,905, and $1,436,078 during the years ending December 31, 2002, 2001 and 2000 respectively for asset impairment.

     Investment in iDefense

     During the fourth quarter of year 2000, the Company recognized an impairment loss of $329,270 with no associated tax benefit, related to its investment in iDefense (See Note 12). The Company identified conditions including the continued losses of iDefense, the difficulty iDefense had in obtaining additional financing, as well as significant reductions in valuations of Internet related companies. The Company believed that these items were all indicators of asset impairment. During the second quarter of year 2001, the Company recorded an additional impairment charge of $493,905 with no associated tax benefit to write down the remaining carrying value. Subsequently, on October 19th, 2001 the Company was advised that iDefense had filed Chapter 11 Bankruptcy in the Eastern District of Virginia, and under the supervision of the Bankruptcy Court the assets of iDefense had been sold. The sale did not produce sufficient funds to satisfy iDefense's creditors. The Chapter 11 filing is anticipated to be converted to Chapter 7 with liquidation of all assets in fractional satisfaction of outstanding creditor claims. No residual value for stockholders is anticipated.

     Ganymede Goodwill

     During the second quarter of 2000, the Company recognized a goodwill impairment charge of $831,310 with no associated tax benefit, related to the 1999 acquisition of Ganymede Corporation ("Ganymede") (See Note 12). The review for the impairment of these operations was triggered by cash flow losses and forecasted operating cash flows below those expected at the time that Ganymede was acquired. Accordingly, the Company concluded that intangible assets were no longer recoverable through future operations and therefore recognized an impairment charge related to this asset.

     Fixed Assets

     In the fourth quarter of years 2002 and 2000, the Company recorded charges of $52,584 and $275,498 respectively, related to the write-down of fixed assets at its Atlanta operations. These write-downs were a result of the conditions as outlined above relative to the future of the Company. The Company has suspended depreciation of its remaining assets.

Intangible Assets

     Intangible assets represented identifiable and unidentifiable intangible assets related to acquired businesses. Amounts assigned to certain relationships and licenses were amortized on a straight-line basis over three years; amounts assigned to retail insurance operations were amortized on a straight-line basis over seven years; costs in excess of net tangible and identifiable intangible assets acquired that were recorded as goodwill were amortized on a straight-line basis over periods ranging from three to five years. As of December 31, 2000 the remaining intangible assets balance of $557,173 represented the net recoverable asset in conjunction with the ultimate disposition of the FIMI operations. This amount was written off in the first quarter of 2001 in conjunction with the closing of the sale of FIMI to Digital Insurance.

 Principles of Consolidation

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, subsequent to acquisition, after the elimination of all significant intercompany accounts and transactions.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     For purposes of the statements of cash flows, management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable, Net

     Accounts receivable are shown net of the allowance for doubtful accounts.

                                             Allowance for Doubtful Accounts
                                           Three Years ended December 31, 2002

    Description           Balance at        Additions (Reductions)             Deductions            Balance at End of
                         Beginning of       Charged to Costs and        (A/R Written Off to Bad           Period
                            Period                Expenses                       Debt)
--------------------     -------------     -----------------------      ------------------------     -----------------
Year Ending 12/31/00     $    (215,925)    $                95,060      $                 89,790     $         (31,075)
Year Ending 12/31/01     $     (31,075)    $               (52,321)     $                 14,850     $         (68,546)
Year Ending 12/31/02     $     (68,546)    $               (21,113)     $                 45,926     $         (43,733)


                                       21

     Historically, concentration of credit risk with respect to trade accounts receivable has been generally diversified due to the large number of entities comprising the customer base. However, the Company's sales to its five largest customers represented approximately 89% and 97% of total revenues for the years ended December 31, 2001 and 2002, respectively. During 2001, one customer accounted for 82% of the revenues of the Company. During 2002, one customer accounted for 93% of the revenues of the Company. The Company provides an allowance for accounts which are estimated to be uncollectible.

Furniture, Fixtures and Equipment, Net

     Furniture, fixtures and equipment are recorded at cost less accumulated depreciation, which is computed using the straight-line method over the estimated useful lives of the related assets. Furniture and fixtures are depreciated over a 5 year life; computer equipment is depreciated over a 3 year life. Assets recorded under capital leases are amortized over the shorter of their useful lives or the term of the related leases using the straight-line method. Maintenance and repairs are charged to expense as incurred. Upon sale, retirement or other disposition of these assets, the cost and the related accumulated depreciation are removed from the respective accounts and any gain or loss on the disposition is included in income. The company has suspended depreciation of its remaining assets.

Fair Value of Financial Instruments

     The carrying amounts of the Company's financial instruments approximates fair value.

Revenue Recognition

     The Company recognizes revenues on web site development and specialized software application contracts using the percentage-of-completion method. Earned revenue is based on the percentage that incurred hours to date bear to total estimated hours after giving effect to the most recent estimates of total hours. Earned revenue reflects the original contract price adjusted for agreed upon claim and change order revenue, if any. If estimated total costs on any of these contracts indicate a loss, the entire amount of the estimated loss is recognized immediately. Revenues related to other services are recognized as the services are performed. Revenues related to insurance product commissions are recognized upon receipt. Revenues from equipment sales and related costs are recognized when products are shipped to the customer. Unearned revenue, as reflected on the accompanying balance sheet, represents the amount of billings recorded on contracts in advance of services being performed.

     For the year ended December 31, 2000, $2,677,475 in revenue was recognized under the percentage-of-completion method for fixed price contracts. All contracts were 100% complete as of the end of the year. Revenues for other services were recognized at the time the services were provided and consisted of $583,441 in maintenance services, $9,020 in consulting services and $1,240,041 in web site hosting services.

     For the year ended December 31, 2001, revenues for all services were recognized at the time the services were provided and consisted of $53,181 in maintenance services and $1,226,305 in web site hosting services.

     For the year ended December 31, 2002, $9,332 in revenue was recognized under the percentage-of-completion method for fixed price contracts. The weighted average completion was 69%. Revenues for other services were recognized at the time the services were provided and consisted of $16,090 in maintenance services and $1,459,414 in web site hosting services.

Advertising Expenses

     Advertising costs are expensed when incurred. Advertising expenses were approximately $216,098, $0 and $0 for the years ended December 31, 2000, 2001 and 2002, respectively.

Income Taxes

     The Company accounts for income taxes using the asset and liability method as described by Statement of Financial Accounting Standards No. 109, Accounting For Income Taxes ("SFAS No. 109").

     Under SFAS 109 the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     The Company provides a valuation allowance for deferred tax assets which are determined by management to be below the threshold for realization established by SFAS 109.

Basic and Diluted Loss Per Share

     Basic and diluted loss per share are calculated according to the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("FAS 128"). Due to the net loss position of the Company for each of the three years in the period ending December 31, 2002, the numerator and denominator are the same for both basic and diluted loss per share.

     The table below illustrates the calculation of the loss per share amounts attributable to continuing and discontinued operations applicable to common shareholders.

                                                                 Year Ended December 31,
                                                       --------------------------------------------
                                                           2000            2001            2002
                                                       ------------    ------------    ------------
Loss from continuing operations                        $ (4,604,452)   $   (847,004)   $    (95,395)
Less: Deemed Preferred stock dividend                    (1,526,728)       (708,778)       (706,733)
                                                       ------------    ------------    ------------
Loss from continuing operations applicable to common
  shareholders                                           (6,131,180)     (1,555,782)       (802,128)
Discontinued operations                                  (4,756,275)        394,543
                                                       ------------    ------------    ------------
Net loss applicable to common shareholders             $(10,887,455)   $ (1,161,239)   $   (802,128)
                                                       ============    ============    ============
Weighted average common shares outstanding--
  Basic and diluted                                       8,549,693       9,869,074      14,999,156
                                                       ------------    ------------    ------------
Loss per share--continuing operations                  $      (0.72)   $      (0.16)   $      (0.01)
Gain (Loss) per share--discontinued operations                (0.55)           0.04
                                                       ------------    ------------    ------------
                                                       $      (1.27)   $      (0.12)   $      (0.01)
                                                       ============    ============    ============


     The Company has not declared or paid any dividends to the shareholders of the Preferred Stock. However, the Preferred Stock possess conversion rights (the
"Beneficial Conversion Feature") that are analogous to dividends. Accordingly, the Beneficial Conversion Feature is accounted for as a Deemed Preferred Stock
Dividend. (See footnotes 7, 8, 9 and 10).

Recently Issued Accounting Standards

     The FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and
64, Amendment of FASB Statement No. 13, and Technical Corrections as of April
2002, which is effective for fiscal years beginning after May 15, 2002. SFAS No.
145 rescinds SFAS No. 4 and SFAS No. 64, which generally required that all gains and losses from extinguishment of debt be aggregated, and classified as an extraordinary item. Management does not expect the adoption of this Statement to have a material impact on the Company's financial condition or results of operations.

                                       23

     In July 2002 the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," which addresses financial accounting and reporting for costs associated with exit or disposal activities. SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. This Statement also establishes that fair value is the objective for initial measurement of the liability. Severance pay under SFAS 146, in many cases, would be recognized over time rather than up front. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. Management does not expect the adoption of this Statement to have a material impact on the Company's financial condition or results of operations.

     In December 2002, the FASB issued SFAS 148, "Accounting for Stock-Based Compensation-Transition and Disclosure," which provides alternative methods of transition for a voluntary change to fair value based method of accounting for stock-based employee compensation as prescribed in SFAS 123, "Accounting for Stock-Based Compensation." Additionally, SFAS 148 requires more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. The provisions of this Statement are effective for fiscal years ending after December 15, 2002, with early application permitted in certain circumstances. Management does not expect the adoption of this Statement to have a material impact on the Company's financial condition or results of operations.

     In November 2002, the FASB Issued FASB interpretation (FIN) No. 45. "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a guarantor to recognize, at the inception of a qualified guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. FIN No. 45 is effective on a prospective basis for qualified guarantees issued or modified after December 31, 2002. Management does not expect adoption of this Interpretation to have a material impact on the Company's financial condition or results of operations.

Other Matters

     Certain prior year amounts have been reclassified to conform to current year presentation.

2. FURNITURE, FIXTURES AND EQUIPMENT, NET

     Furniture, fixtures and equipment, net, are comprised of the following as of:


                                                               December 31,
                                                           ---------------------
                                                             2001         2002
                                                           --------     --------
Furniture and fixtures                                     $  8,940     $ 29,525
Computer equipment                                           88,961      106,754
                                                           --------     --------
                                                             97,901      136,279
Less: write down to fair value less costs to sell                         52,584
                                                           --------     --------
                                                           $ 97,901     $ 83,695
                                                           ========     ========

     During the year ending December 31, 2000 Furniture, Fixtures and Equipment were adjusted to reflect estimated realizable value pending sale. This approach to fixed assets has been maintained during the years ending December 31, 2001 and 2002, given the business conditions outlined above relative to the future of the Company. During the year ending December 31, 2002 Furniture, Fixtures and Equipment were again adjusted to reflect estimated realizable value pending sale.

3. INTANGIBLE ASSETS

    Intangible assets consist of the following:
                                                              December 31,
                                                       -------------------------
                                                          2001           2002
                                                       ---------      ----------
Goodwill                                                 557,173
Less: Write down related to asset impairment
  and sale of division                                  (557,173)
                                                       ---------      ----------
                                                       $       0      $     --
                                                       =========      ==========

     The $557,173 write down in 2001 represents the remaining intangible value of FIMI that was written off in the process of the closing of the sale. After the sale of FIMI in 2001 the Company holds no other Intangible Assets.

4. SEGMENT INFORMATION

     Historically, the Company was organized into five separate business units. The Company determined that its reportable segments were those that were based on the Company's method of internal reporting, which disaggregated its business by product and service category into business units. The Company's reportable segments were: custom Web development (FAST), Internet outsourcing services (HostAmerica), Internet security services (HISS), Internet Banking, and InsureRate/FIMI. On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica Internet outsourcing services business unit to Sage Acquisition Corp. On October 1, 1999 the Company sold all of the assets of its HISS unit to Infrastructure Defense, Inc. On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital Insurance, Inc. and on March 15, 2001 the Company sold the remaining assets of its Internet Banking group to Netzee, Inc. The Company currently operates in a single business segment.

     The contribution of each historical business segment for the year 2000 to total discontinued operations is reflected in the following table.

                    Discontinued Operations Segments                 Year Ended
                                                                    December 31,
                                                                        2000
                                                                    -----------
Revenues:
  FIMI                                                              $ 2,497,366
  Internet Banking                                                      465,467
                                                                    -----------
    Totals                                                          $ 2,962,833
                                                                    ===========

Gain (Loss) from Discontinued Operations
  FIMI                                                              $(1,970,584)
  Internet Banking                                                      214,686
                                                                    -----------
    Totals                                                          $(1,755,898)
                                                                    ===========


5. COMMITMENTS AND CONTINGENCIES

     The Company leases office space and equipment under non-cancelable operating lease agreements expiring through 2003. The Company has previously entered into capital leases of computer equipment. Future minimum lease payments under operating leases are $136,489 for the year ending December 31, 2003.

     As of March 12, 2003 we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2003. This facility serves as our headquarters and computer center. We have also abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease that expired in January 2003, and abandoned an office in Atlanta.

     As of December 31, 2002 we have an accrual for real estate disposition liabilities of approximately $206,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.

     Rental expense under operating leases was approximately $831,999, $150,307 and $157,772 for the years ended December 31, 2000, 2001 and 2002 respectively.

     Various legal proceedings may arise in the normal course of business. Additionally, the Company's software and equipment are vulnerable to computer viruses or similar disruptive problems caused by customers or other Internet users. Computer viruses or problems caused by third parties could lead to interruptions, delays or cessation in service to the Company's customers. Moreover, customers of the Company could use computer files and information stored on or transmitted to Web server computers maintained by the Company to engage in illegal activities that may be unknown or undetectable by the Company, including fraud and misrepresentation, and unauthorized access to computer systems of others. Furthermore, inappropriate use of the Internet by third parties could also jeopardize the security of customers' confidential information that is stored in the Company's computer systems. Any such actions could subject the Company to liability to third parties. The Company does not have errors and omissions, product liability or other insurance to protect against risks caused by computer viruses or other misuse of software or equipment by third parties. Although the Company attempts to limit its liability to customers for these types of risks through contractual provisions, there can be no assurance that these provisions will be enforceable. Management does not believe that there are currently any asserted or unasserted claims that will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

6. EQUITY AND CONVERTIBLE DEBT TRANSACTIONS

     At December 31, 2002, 142,000 warrants were outstanding at a weighted average exercise price of $5.05.

7. ISSUANCE OF SERIES B PREFERRED STOCK

     The Company issued Series B Preferred Stock totaling $2,500,000 on March 25, 1999 (the "Issuance Date"). The Series B Preferred Stock investors were issued 125 shares of preferred stock, having a stated value of $20,000 per share, and 225,000 warrants to purchase common stock at $5.70 per share. The Company paid offering costs of $216,250 cash plus 25,000 warrants to purchase common stock at $5.70 per share, resulting in net proceeds to the Company of $2,283,750 for the preferred shares and warrants.

     The Series B Preferred Stock bears no dividends and is convertible at the option of the holder at the earlier of 90 days after issuance or the effective date of a registration statement covering the shares. The warrants are exercisable at any time and expire five years from the date of issuance.

     The Series B Preferred Stock is convertible into common stock at a conversion price equal to the lower of (a) the average of the closing price for four consecutive trading days in the twenty-five consecutive trading days ending one day prior to the conversion date ($4.86 at the Issuance date) and (b) $5.23. The number of common shares into which the Series B Preferred Stock is convertible is determined by dividing the stated value of the Series B Preferred Stock, increased by 5% annually, by the conversion price. As the Series B Preferred Stock was to be automatically convertible on March 24, 2002, the most beneficial conversion ratio was determined to include the additional common shares attributable to the 5% annual increase for the three year period ending in 2002. After adjustment for this additional benefit the $4.86 conversion price is reduced to $4.23, the most beneficial conversion price at the Issuance Date.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $2,283,750 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $1,766,217 assigned to the preferred stock and $517,533 assigned to the warrants as of March 24, 1999. The Company then allocated $899,284 of the Series B net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $18,000 and $2,672 of the beneficial conversion was amortized in 2000 and 2001, respectively. During 1999, 10 shares of Series B Preferred Stock were converted into 63,317 shares of common stock. During 2000, 97.19 shares of Series B Preferred Stock were converted into 902,307 shares of common stock.

     The Company has the option to redeem the Series B Preferred Stock after 110 days for 120% of face value. Additionally, if the Company has issued common stock upon conversion of the Series B Preferred Stock such that 19.99% of the common stock outstanding is held by the preferred shareholders, the Company must obtain approval of the shareholders before any more preferred shares can be converted. If such approval is not obtained within 60 days of notice, the preferred shareholders may require the Company to repurchase the remaining Series B Preferred Stock at 120% of face value. The Series B Preferred Stock is presented outside of permanent equity as the outcome of the shareholder vote, and possible redemption, is outside of the control of the Company.

     In March of 2002, the outstanding shares of our Series B preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series B preferred stock; however, because we did not have a sufficient number of authorized shares of Common Stock available for issuance upon conversion of these shares of Series B preferred stock, no shares of Series B preferred stock have been converted, and we remain obligated to convert the remaining shares of Series B preferred stock into shares of common stock.

8. ISSUANCE OF SERIES C PREFERRED STOCK

     On July 28, 1999, the Company completed a private placement of $3,500,000 principal amount of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock") and warrants to acquire up to 59,574 shares of Common Stock (the "Series C Preferred Warrants"). The Series C Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to as the "Series C Stated Value"). Each Series C Preferred Share is convertible, from and after 120 days following the date of issuance, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series C Stated Value by the lesser of
(a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series C Preferred Stock issued and outstanding on July 22, 2002 to automatically be converted into Common Stock at the conversion price then in effect.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $3,323,748 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $3,170,904 assigned to the preferred stock and $152,844 assigned to the warrants as of July 27, 1999. The Company then allocated $1,678,505 of the Series C net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $72,000 and $190 of the beneficial conversion was amortized in 2000 and 2001, respectively. During 1999, 37.5 shares of Series C Preferred Stock were converted into 281,460 shares of common stock. During 2000, 45.4 shares of Series C Preferred Stock were converted in to 802,056 shares of common stock. During 2001, 1.63 shares of Series C Preferred Stock was converted into 5,640,000 shares of Common Stock.

     The Company has the right, in its sole discretion, to redeem, from time to time, any or all of the Series C Preferred Stock; provided that certain conditions are met, including the availability of cash, credit or standby underwriting facilities available to fund the redemption at 120% of the original purchase price.

     In July 2002, the outstanding shares of our Series C preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series C preferred stock; however, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series C preferred stock, no shares of Series C preferred stock have been converted, and we remain obligated to convert the remaining shares of Series C preferred stock into shares of common stock.

     The Series C Preferred Warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment under certain circumstances.

9. ISSUANCE OF SERIES D PREFERRED STOCK

     On September 28, 1999, the Company completed a private placement of $1,500,000 principal amount of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") and warrants to acquire up to 25,000 shares of Common Stock (the "Series D Preferred Warrants"). The Series D Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to as the "Series D Stated Value"). Each Series E Preferred Share is convertible, from and after 120 days following the date of issuance, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series D Stated Value by the lesser of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series D Preferred Stock issued and outstanding on September 22, 2002 was to automatically be converted into Common Stock at the conversion price then in effect.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $1,423,750 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $1,387,477 assigned to the preferred stock and $36,273 assigned to the warrants as of September 28, 1999. The Company then allocated $642,084 of the Series D net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $280,000 and $281,000 of the beneficial conversion was amortized in 1999 and 2000, respectively. During 2000, 73.7 shares of Series D Preferred Stock were converted into 589,573 shares of common stock.

     The right of the holders of the Series D Preferred Stock to convert their shares is also subject to the following restrictions: (i) during the period beginning on the issuance date through the following 90 days, each holder may not convert more than 25% of the Series D Preferred Stock purchased by such holder; (ii) during the period beginning on the issuance date through the following 120 days, each holder may not convert more than 50% of the Series D Preferred Stock purchased by such holder; and (iii) during the period beginning on the issuance date through the following 150 days, each holder may not convert more than 75% of the Series D Preferred Stock purchased by such holder. At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time.

     In September 2002, the outstanding shares of our Series D preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series D preferred stock; however, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of Series D preferred stock, no shares of Series D preferred stock have been converted, and we remain obligated to convert the remaining shares of Series D preferred stock into shares of common stock.

10. ISSUANCE OF SERIES E PREFERRED STOCK

     On April 14, 2000, the Company completed a private placement of $2,127,000 principal amount of the Company's Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock") and warrants to acquire 66,667 shares of common stock (the "Series E Preferred Warrants"). The Series E Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 8% per year. Each Series E Preferred Share is convertible 120 days following the date of issuance, at the option of the holder, into such number of shares of common stock as is determined by dividing the Series E Stated Value by the lesser of (a) $3.53, or (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series E Preferred Stock issued and outstanding on April 14, 2003 will automatically be converted into common stock at the conversion price then in effect.

     Pursuant to certain registration rights granted to the investors in the private placement, we are obligated to file a registration statement under the Securities Act of 1933 with respect to a minimum of 1,808,293 shares of common stock issueable upon conversion of the Series E Preferred Stock and exercise of the Series E Preferred Warrants. The Company is obligated to pay penalties if the Registration Statement is not filed and/or declared effective within the specified time periods. As of March 12, 2003, such registration statement has not been declared effective and penalties are owed to the Series E Preferred Stock holders. In accordance with the terms of the private placement, penalties accrue at the rate of 2% per 30 day period of the outstanding purchase price of the unregistered securities. $637,572 and $638,387 was recorded as a deemed dividend to the Preferred Stockholders for the years ended December 31, 2001 and 2002, respectively.

     At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time to time, any or all of the Series E Preferred Stock; provided that certain conditions are met, including the availability of cash, credit or standby underwriting facilities available to fund the redemption. The redemption price will be calculated as (i) 105% of the original purchase price for the first 30 days following the issuance date; (ii) 110% of the original purchase price for the next 90 days thereafter and (iii) 120% of the original purchase price after 120 days from the issuance date.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $1,855,426 to the Series E Preferred Stock and the Series E Preferred Warrants based on their relative fair values at the issuance date, resulting in $1,791,211 assigned to the Series E Preferred Stock and $64,215 assigned to the Series E Preferred Warrants as of April 14, 2000. The Company then allocated $1,059,347 of the Series E Preferred Stock net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $905,000, $68,344 and $68,345 of the beneficial conversion was amortized in 2000, 2001 and 2002, respectively. The balance of the beneficial conversion feature will be recognized through April 14, 2003.

     The Series E Preferred Warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment under certain circumstances.

11. STOCK OPTION PLANS

     The Company's Employee Stock Option Plan (the "Stock Option Plan") was adopted by the Company's stockholders in September 1996. Shares of common stock may be sold or awarded to officers, key employees and consultants. On March 3, 1999 at a Special Meeting of Stockholders, the Company's stockholders approved an amendment to the Stock Option Plan which increased the number of shares reserved for issuance under the Stock Option Plan to 2,000,000. Options granted under the Stock Option Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or (ii) non-qualified stock options.

     The options granted to purchase shares under the Stock Option Plan. The options vest 25% per year and expire ten years after the grant date. The exercise price of the options was at or above the fair market value of the stock on the grant date.

     The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Company's stockholders in September 1996. Shares of common stock may be sold or awarded to directors who are not officers or employees of the Company ("Non-Employee Directors"). The Company has reserved 300,000 shares of common stock for issuance under the Directors' Plan.

     The Directors' Plan provides for the automatic granting of an option to purchase 10,000 shares of common stock to each Non-Employee Director who is first appointed or elected to the Board of Directors. Also, each Non-Employee Director is automatically granted an option to purchase 5,000 shares of common stock on the date of each annual meeting of the Company's stockholders. Furthermore, the Directors' Plan allows the Board of Directors to make extraordinary grants of options to Non-Employee Directors.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123") requires that companies with stock-based compensation plans either recognize compensation expense based on new fair value accounting method or continue to apply the provisions of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") and disclose pro forma net income and earnings per share assuming the fair value method had been applied.

     The Company has elected to follow APB 25 and related interpretations in accounting for its employee stock options, however, on September 20, 2000, the Company re-priced options to purchase its common stock, $.0001 par value, held by certain employees and certain officers. To be eligible for the re-pricing, option holders were required to exchange one and one-half old options for each new option. As such, 587,580 old options were exchanged for 391,719 new options. Options having an exercise price greater than $0.59, the closing bid price of Homecom common stock on September 20, 2000, were re-priced to an exercise price of $0.59. In addition, each option holder agreed to a six month lock-up period in which they would be precluded from exercising any of their options. According to FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation," reductions to the exercise price of a fixed option award must be accounted for as variable from the date of the modification to the date the award is exercised, forfeited or expires unexercised. Under variable accounting, a compensation cost must be recorded based on the intrinsic value of the award, which is computed as the difference between the exercise price and the fair value of Homecom's common stock on the date of the re-pricing. Thereafter, an additional compensation cost must be recorded or reversed based on the difference between the value of the option at the beginning and end of the accounting period. The reversal of compensation cost cannot be larger than accumulated compensation expense incurred. To date, no compensation expense has been recognized as Homecom's stock price has been below the new exercise price of $0.59. The Company has recognized no compensation expense for options issued to employees, non-employees, and non-employee directors.

     Pro forma information regarding loss per share is required by FAS 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement.

     The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions:

                                                           December 31,
                                                   -----------------------------
                                                    2000       2001       2002
                                                   -------    -------    -------
Risk-free interest rate                              5.58%        N/A        N/A
Volatility factors of the expected market price
   of the Company's common stock                       85%       106%       110%
Weighted average expected life of the options      5 years    5 years    5 years
Expected dividend yield                                 0%         0%         0%

     Had compensation cost for the Company's stock-based compensation plans been determined under the provisions consistent with FAS 123, the Company's net loss and loss per share for the years ended December 31, 2000, 2001 and 2002 would have been the pro forma amounts listed below:

                                                         Year Ended December 31,
                                           -------------------------------------------------
                                                2000               2001             2002
                                           --------------     -------------    -------------
Loss applicable to common shareholders:
  As reported                              $ (10,887,455)     $ (1,161,239)    $   (802,128)
  Pro forma                                  (11,496,918)       (1,073,237)        (971,837)
Basic and diluted loss per share:
  As reported                                      (1.27)            (0.12)           (0.05)
  Pro forma                                        (1.34)            (0.11)           (0.06)


                                       30

Option activity under all of the stock option plans is summarized as follows:

                                                                 Year Ended December 31,
                                  ------------------------------------------------------------------------------------
                                             2000                         2001                         2002
                                  --------------------------   --------------------------   --------------------------
                                                  Weighted-                    Weighted-                    Weighted-
                                                   Average                      Average                      Average
                                     Shares       Exercise        Shares       Exercise       Shares        Exercise
                                                    Price                        Price                        Price
                                  -----------    -----------   -----------    -----------   -----------    -----------
Outstanding at beginning of
  year                              1,155,259    $      4.49   $   791,644    $      2.75       389,085    $      2.31
Granted                               924,688           1.17             0           0.00             0           0.00
Exercised                              (4,500)          4.06             0           0.00             0           0.00
Forfeited                          (1,283,803)          3.10      (402,559)          2.87        (1,666)          0.59
                                  -----------                  -----------                  -----------
Outstanding at end of year            791,644           2.75       389,085           2.31       387,419           2.32
                                  ===========                  ===========                  ===========
Options exercisable at year end       348,349           3.52       239,081           3.32       329,419           2.61
                                  ===========                  ===========                  ===========
Shares available for future
  grant                             1,080,187                    1,610,915                    1,612,581
                                  ===========                  ===========                  ===========
Weighted-average fair value
  of options granted during
  the year at the shares'
  fair value                      $      0.40                  $      0.00                  $      0.00
                                  ===========                  ===========                  ===========

The following table summarizes information about fixed options outstanding at December 31, 2002.

                                                        Weighted Average
                                                      Remaining Contractual
Exercise Prices                          Shares               Life
---------------                        -----------    ----------------------
$0.59-0.75                                231,095              7.2
$2.18-4.55                                 95,687              6.3
$6.00-6.13                                 60,637              5.4
                                       -----------
                                          387,419              6.3
                                       ===========


12. ACQUISITIONS, DIVESTITURES AND DISCONTINED OPERATIONS

     FIMI/InsureRate

     On March 24, 1999, the Company acquired First Institutional Marketing, Inc., and certain of its affiliates ("FIMI") of Houston, Texas for total consideration of $4,236,104, consisting of 1,252,174 shares of common stock. The acquisition was accounted for as a purchase transaction. The value of the shares was determined by using the average closing stock price of the two days before and after the definitive agreement was publicly announced. The resulting intangible assets were being amortized over a period of approximately 3 to 7 years. Prior to the closing of the acquisition, the Company loaned the shareholders of FIMI $370,000 ("FIMI notes"). The notes were to be repaid in either cash or common stock and were collateralized by common stock. Additionally, the principal shareholders of FIMI were granted 300,000 warrants to acquire HomeCom common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals as defined in the agreement.

     On January 31, 2001, the Company sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. Additionally, the FIMI notes were defaulted on and were exchanged for 123,695 shares of Company common stock that collateralized the notes. This Common stock was returned to the Company and has been treated as Treasury stock. It has been valued at $8,659, or $0.07 per share, the fair market value at closing. Additionally, the warrants were forfeited. The purchase price was established through arms' length negotiations between the Company and Digital.

     The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a loss of approximately $3 million on the sale of the assets of FIMI in 2000.

     Ganymede

     On April 23, 1999, the Company acquired all of the outstanding shares of Ganymede Corporation ("Ganymede") for total consideration of $1,348,186, consisting of 185,342 shares of common stock and $100,000 cash. The acquisition was accounted for as a purchase transaction. The purchase price was allocated to assets acquired and liabilities assumed based on their estimated fair values at the time and the resulting intangible assets were being amortized over a period of approximately 3 to 5 years. Results of operations for Ganymede have been included with those of the Company for periods subsequent to the date of acquisition. In June 2000, the company recognized a goodwill impairment charge of approximately $800,000 with no associated tax benefit, related to this acquisition (See Note 1).

     HISS

     On October 1, 1999, the Company sold substantially all of the assets of its HomeCom Internet Security Services ("HISS") division to Infrastructure Defense, Inc. ("iDefense") for $823,175 in common stock of the non-public acquiror, certain security audit rights and $200,000 cash, paid in January, 2000. The purchase price was established through arms' length negotiations between the Company and iDefense.

     The fair value of the common stock was established at the time of the transaction based upon the review of recent investment activity in iDefense. The stated fair value of the stock in the purchase agreement was to be $20.50/share. As iDefense was a private company, no quoted prices or exchanges were available. However, iDefense had sold shares for cash in private placement transactions near year end. iDefense had sold shares for $25.00/share with the investor receiving the same number of shares for free as an inducement. These transactions resulted in a transaction with a fair value of $12.50/share. Given the shares tendered in consideration within the sale, the value of the investment in iDefense was determined to be $823,175. The sale was an arms' length transaction and there were no related parties.

     The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a gain of approximately $1.14 million on the sale of the HISS unit in 1999. Subsequently, the Company has written off its entire investment in iDefense (See Note 1).

     Internet Banking

     On March 15, 2001, the Company sold substantially all of the assets of its Internet Banking group to Netzee, Inc. ("Netzee") for $406,603 in cash. The purchase price was established through arms' length negotiations between the Company and Netzee. The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a gain of $394,543 on the sale of the Internet Banking group in 2001.

13. INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows, as of:

                                                     December 31,
                                      -----------------------------------------
                                         2000           2001           2002
                                      -----------    -----------    -----------
Temporary differences:
Allowance for uncollectibles          $    12,430    $    27,418    $    17,493
Vacation accrual                                0              0              0
Depreciation                              166,183        (17,828)      (123,052)
Capital losses                                  0        166,629        166,629
Accrued legal fees                              0         24,000         18,000
Accrued settlement                         16,000              0              0
Deferred rent expense                     181,555         96,265         82,726
Cash to accrual adjustment                 70,370         35,185              0
Write-off of employee loans               186,000              0              0
Other accruals                             12,000              0              0
Software development expenses                   0              0              0
Net operating loss carryforward         7,061,664      7,643,728      7,849,024
                                      -----------    -----------    -----------
Deferred tax asset                      7,706,203      7,975,398      8,010,820
Valuation allowance                    (7,706,203)    (7,975,398)    (8,010,820)
                                      -----------    -----------    -----------
Net deferred tax asset                       --             --             --

Acquired intangibles                         --             --             --
                                      -----------    -----------    -----------
Deferred tax liability                       --             --
                                      -----------    -----------    -----------
Net deferred tax asset (liability)    $      --      $      --      $      --
                                      ===========    ===========    ===========

     At December 31, 2002, the Company had net operating loss carryforwards for income tax purposes of approximately $20 million which begin to expire in 2011. Realization of these assets is contingent on having future taxable earnings. In addition, certain stock transactions during 1997 resulted in the Company incurring an ownership change as defined in Internal Revenue Code Section 382. The result of this ownership change is to substantially limit the future utilization of the Company's net operating loss carryforwards as of the change date. Certain stock transactions occurring in 1998 and 1999 may have resulted in the Company incurring an ownership change, which may result in a limitation on the Company's future utilization of net operating loss carryforwards generated in 1998 and 1999. Based on the cumulative losses in recent years and the limitation and the use of the Company's net operating losses management believes that a full valuation allowance should be recorded against the deferred tax asset.

     The income tax benefit differs from the amounts computed by applying the Federal statutory rate of 40% to loss before taxes principally as a result of the recording of the valuation allowance.

14. SUBSEQUENT EVENT

On March 27, 2003, the Company entered into a License and Exchange Agreement with Eurotech, Ltd. ("Eurotech") and, with respect to Articles V and VI thereof, Polymate, Ltd. and Greenfield Capital Partners LLC (the "Exchange Agreement"). The Exchange Agreement contemplates that HomeCom will enter into a License Agreement with Eurotech (the "License Agreement"). Pursuant to the Exchange Agreement and the License Agreement, Eurotech will license to the Company its rights to the EKOR, HNIPU and Electro Magnetic Radiography (EMR) technologies. In exchange for the license of these technologies, the Company will (i) issue to Eurotech 11,250 shares of Series F preferred stock and 1,069 shares of Series G preferred stock, both of which are new series of the Company's preferred stock, and (ii) pay Eurotech a royalty of seven percent

(7.0%) on net sales generated by the licensed technologies and a royalty of four percent (4.0%) on net sales generated by products and services that are improvements on the licensed technologies. Closing of this transaction is subject to a number of conditions, including the Company's delivery of evidence that: (i) its accounts payable have been reduced to roughly $600,000, and (ii) the holders of the Company's Series B, C, D and E preferred stock have waived the mandatory conversion rights granted to them in connection with their respective shares of preferred stock. The Exchange Agreement provides that, during the period prior to closing of the sale of the Company's hosting and web site maintenance business, the financial needs of the hosting and web site maintenance business will funded by the operations of that business, while the finances related to the new licensed technologies will be kept separate.


Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     This disclosure has been omitted from this Annual Report on Form 10-K pursuant to the Instructions to Item 304 of Regulation S-K.

                                    PART III

Item 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Identification of Directors, Executive Officers and Significant Employees

     The names and ages of the directors and executive officers of the Company as of December 31, 2002 and certain information about them are set forth below.

     Name                         Age       Position
     ----                         ---       --------
     Gia Bokuchava, Ph.D          39        Chief Technical Officer and Director
     Timothy R. Robinson          39        Executive Vice President, Chief
                                              Financial Officer and Director
     Nino Doijashvili, Ph.D.      41        Director of Technical Services
                                              and Director
     David Danovitch              40        Director
     Larry Shatsoff               48        Director
     Michael Sheppard             52        Director

     William Walker resigned from his position as a member of the Board of Directors in September 2000. In November of 2000, Claude A. Thomas and Daniel A. Delity resigned from their positions as members of the Board (Ms. Doijashvili was named to the Board in April 2001 to fill Mr. Thomas' position and Mr. Danovitch was named to the Board in November 2001 to fill Mr. Delity's position, until such positions expire). In December of 2000, James Wm. Ellsworth resigned as a member of the Board (in November 2001, Mr. Shatsoff was named to the Board to fill Mr. Ellsworth's position until such position expires). Roger Nebel resigned from his position as a member of the Board in February 2001 (Mr. Robinson was named to the Board in March 2001 to fill Mr. Nebel's position until Mr. Nebel's term expires). Harvey Sax resigned from the Board effective March 29, 2001 (in November 2001, Mr. Sheppard was named to the Board to fill Mr. Sax's position until such position expires).

     The Board is divided into three classes, each of which serves a three-year term. The Class I directors (Ms. Doijashvili, and Mr. Danovitch, formerly Mr. Thomas, Mr. Walker and Mr. Delity) were to serve until the 2001 Annual Meeting of Stockholders. However, because we never had a 2001 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class II directors (Dr. Bokuchava and Mr. Robinson, formerly Mr. Nebel) were to serve until the 2002 Annual Meeting of Stockholders. However, because we never had a 2002 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class III directors (formerly Messrs. Sax and Ellsworth) were to serve until the 2000 Annual Meeting of Stockholders. However, because we never held the 2000 Annual Meeting of Stockholders, these individuals remain on the Board of Directors, as well. Please note, however, that we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors if we complete the sale of assets to Tulix.

Recent Developments

     On March 21, 2003, Mr. Danovitch and Mr. Shatsoff resigned from the Board of Directors. The remaining members of the Board of Directors appointed Don V. Hahnfeldt and Dr. Randolph A. Graves, Jr. to fill the vacancies created by the resignations of Mr. Danovitch and Mr. Shatsoff, respectively.

Background of our Directors and Executive Officers

     Gia Bokuchava, Ph.D., has served as our Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tblisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in Theoretical Physics from Georgia Technical University, Tblisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.

     Timothy R. Robinson has served as our Executive Vice President, Chief Financial Officer since August 2000. Prior to joining the Company, Mr. Robinson served as Vice President and Chief Financial Officer of Tanner's Restaurant Group, Inc. from December of 1996 until January of 2000. Mr. Robinson, a Certified Public Accountant, served as a senior manager with the firm that is now known as PricewaterhouseCoopers, LLP from June 1986 to December 1996. Mr. Robinson graduated from Georgia State University with a Bachelor of Business Administration, Accounting. Mr. Robinson has been a member of the Board since March 2001.

     Nino Doijashvili, Ph.D., has served as our Director of Technical Services since December of 1997. Prior to that Dr. Doijashvili served as one of our Senior Software Engineers from September 1995 until December 1997. Dr. Doijashvili served as a visiting professor at Emory University from February 1995 until September 1995. From September 1989 until February 1995, Dr. Doijashvili was an Associate Professor at the Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union) teaching CAD/CAM systems and computer science. Dr Doijashvili received a doctorate in Computer Science from Moscow Technical University, Russia in February 1989. Dr. Doijashvili has been a member of the Board since April 2001.

     David Danovitch, 39, is currently a Senior Partner of NewWest Associates, LLC, an international firm specializing in business consultancy, Del Rey Investments, LLC., a merchant banking firm, and NewWest Films, a feature film production and finance concern. The companies are involved with a variety of enterprises throughout the world in a variety of industries, including technology, medical device, entertainment, and energy concerns. Prior to joining NewWest and Del Rey, Mr. Danovitch was a Managing Director of Cambridge Partners, a merchant bank with $1.7 billion under management, which focused on misunderstood or mis-financed companies and assets. Prior to joining Cambridge, he was a founding principal of Snowden Capital, Inc., a New York City-based investment banking and direct investment firm focused on serving the corporate finance needs of middle market companies. Mr. Danovitch received a bachelor of arts from Kenyon College in 1984, a juris doctor from Suffolk University Law School in 1987, and an L.L.M. in Taxation from Boston University School of Law in 1988. He is a member of the District of Columbia, Massachusetts, and New York bar associations. His honors include having been named by the American Banker - the primary industry publication - as one of the "50 Most Influential People in Banking" in 1990. Throughout his career, he has been a speaker at many seminars and conferences covering a range of issues in a variety of industry and has served on several boards of directors of both for-profit and not-for-profit concerns, including, among others, the boards of Imaging Diagnostic Systems, Inc., Renaissance, Inc., Milestone Pictures, Vidikron of America, Inc., and Great Clips Mid-Atlantic Regional Companies, Inc. Mr. Danovitch also serves as a director of Imaging Diagnostic Systems, Inc. and Markland Technologies, Inc.

     Lawrence Shatsoff, 47, is President of Markland Technologies, Inc., a technology company involved in the sale and marketing of home theater products, and serves on the board of directors of Markland. Prior to becoming President of Markland in June 2001, Mr. Shatsoff served from June 2000 to April 2001 in various executive capacities and as a director of Corzon, Inc., a telecommunications company. From 1995 to 2000, Mr. Shatsoff was the Vice President and Chief Operations Officer of DCI Telecommunications, Inc. From 1991 to 1994 he served as Vice President and Chief Operations Officer of Alpha Products, a computer circuit board sales and manufacturing company. Mr. Shatsoff graduated in 1975 from Rider College with a B.S. Degree in Decision Sciences and Computers.

     Michael Sheppard, 51, is the President of Technest Holdings, Inc. Mr. Sheppard joined Technest in 1997, and heads up the day-to-day strategy of Technest. Prior to joining Technest, Mr. Sheppard was the Chief Operating Officer of Freelinq Communications, a provider of real time video-on-demand via ATM/XDSL technology. Mr. Sheppard has also acted as the Chief Executive Officer and Chief Operating Officer of several early stage development companies, overseeing the development of a corporate infrastructure for each company. From 1980 to 1992, Mr. Sheppard served as the President of Lee America, a Westward Communications Company whose North American holdings included Panavision, Inc. Mr. Sheppard has an extensive background in the entertainment industry and received a BA and an MFA in film from New York University.

Recent Developments

     As discussed above, Mr. Hahnfeldt and Dr. Graves have been appointed to fill the vacancies created by the resignations of Mr. Danovitch and Mr. Shatsoff. Background information concerning Mr. Hahnfeldt and Dr. Graves is set forth below.

     Don V. Hahnfeldt, 58, is currently President and Chief Executive Officer of Eurotech, Ltd. and has been with Eurotech since July 1999. Mr. Hahnfeldt has expertise in nuclear energy technology, strategic planning, financial management and a thirty-year background in public and government service. Mr. Hahnfeldt joined Eurotech after working in municipal management and development in the State of Washington. Prior to that, Mr. Hahnfeldt served with the United States Nuclear Submarine Force, as executive leader of the Nuclear Navy. He managed assets in excess of $17 billion and more than 4000 personnel as Commodore of the United States Pacific Trident submarines and nuclear facilities.

     Dr. Randolph A. Graves, Jr., 64, currently serves as a Vice President for Technology of Eurotech, Ltd., a position that he has held since March 2002. As the Vice President for Technology, Dr. Graves is responsible for Eurotech's long-range technology agenda, focusing on technology evaluation, acquisition strategy, and analysis of commercial competitiveness. Dr. Graves served as the Chairman and CEO of Eurotech from May 1995 until January 1998 and was a member of the Board of Directors from the date of Eurotech's incorporation until January 1998, from February 1999 to July 2001, and has again served as a director since August 2001 to the present. He has also served in several other capacities for Eurotech over the past three years. Dr. Graves has over thirty-five years experience with technology development, management and application. He served twenty-six years with NASA, finishing his career as a Senior Executive at NASA Headquarters. He has served on numerous managerial and technical panels and committees including a member of the White House's Federal Coordinating Council on Science Engineering and Technology Subcommittee on High Performance Computing and as NASA's member of NATO's Advisory Group on Aerospace Research and Development Fluid Dynamics Panel. He is currently a member of George Washington University's National Advisory Council for the School of Engineering Applied Science. Dr. Graves was awarded a Sloan Fellowship at Stanford University's Graduate School of Business in 1982. He also received NASA's Exceptional Performance Award for his managerial activities at NASA Headquarters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes of ownership with the Securities Exchange Commission (SEC). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, to the best of its knowledge, each of its officers, directors, and greater than ten-percent owners complied with all section 16(a) filing requirements applicable to them during the year ended December 31, 2002.

Item 11.   EXECUTIVE COMPENSATION

Executive Compensation

     The following table sets forth the total compensation paid or accrued by the Company in 2002 to its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus exceeded $100,000 (each, a "Named Executive Officer"):


                                                  SUMMARY COMPENSATION TABLE

                                                        Annual                                Long-Term
                                                     Compensation                        Compensation Awards

                                                                                     Number of
                                                                                    Securities
                                                                Other Annual        Underlying        All Other
        Position             Year       Salary        Bonus     Compensation          Options        Compensation
        --------             ----       ------        -----     ------------          -------        ------------
                                                                (1)
Gia Bokuchava, Ph.D          2002        $105,000
    Chief Technical          2001         105,000
    Officer and Director     2000         102,022                    $66,518

Timothy R. Robinson          2002        $135,000
    Executive Vice           2001         135,000      $25,000
    President, Chief         2000          70,885       30,000                        150,000
    Financial Officer
    and Director

Nino Doijashvili             2002        $102,000
    Director of              2001         102,000
    Technical Services       2000          98,695                     $8,755
    and Director

---------------------
     (1) Pursuant to the employment agreements between the Company and Drs.
     Bokuchava and Doijashvili, Dr. Bokuchava and Dr. Doijashvili were eligible to receive cash bonuses to repay certain promissory notes issued by them to the Company in connection with their individual purchase of shares of
     Common Stock from the Company in August 1996.

     Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.

     No options were granted to or exercised by named executive officers in 2002. The following table sets forth the value of options held by the executive officers at December 31, 2002:

         Option Exercises in Last Fiscal Year and Year-End Option Values

                                                           Number of Securities
                               Shares                     Underlying Unexercised          Value of Unexercised
                              Acquired       Value              Options at               In-The-Money Options at
     Executive Officer       on Exercise   Realized          December 31, 2002              December 31, 2002
     -----------------       -----------   --------          -----------------              -----------------
                                                       Unexercisable    Exercisable   Unexercisable   Exercisable
                                                       -------------    -----------   -------------   -----------

Gia Bokuchava, Ph.D                 0            0               0         25,000             $0              $0

Timothy R. Robinson                 0            0          37,500        112,500             $0              $0

Nino Doijashvili                    0            0           8,333         38,095             $0              $0


                                       38

Employment Contracts

     We have entered into an employment agreement with Timothy R. Robinson, our Executive Vice President, Chief Financial Officer and Director. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $135,000 and for annual bonus compensation up to 30% of base salary. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to six months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than six months' salary.

     We have entered into an employment agreement with Gia Bokuchava, our Chief Technical Officer. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $105,000. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to nine months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than nine months' salary.

     Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company.

     Pursuant to the Tulix Agreement, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on the one hand, and HomeCom, on the other hand, have agreed to release one another from all claims arising out of the three executives' employment with or separation from HomeCom, other than HomeCom claims arising out of the Tulix Agreement or arising out of any fraud, willful misconduct or criminal act.

Additional Information with Respect to Compensation Committee

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee was authorized to work with our investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.

     In connection with the winding down of the operations of HomeCom, these committees have been disbanded and have not been reconstructed upon the filling of vacancies on the Board of Directors. There were no changes to the Company's executive compensation policies in 2002.

Performance Graph

     The graph below compares our cumulative stockholder return on an indexed basis based on an investment of $100 on May 8, 1997 with the cumulative total return of the Nasdaq Computer Stocks Index (IXCO) (assuming the reinvestment of all dividends). The Company has paid no dividends to date.

                     HomeCom                                  Nasdaq Computer
                Communications Inc.       S&P 500 Index        & Data Process
                ------------------        -------------        --------------
05/08/97             100.00                     100.00               100.00
12/31/97             259.37                     119.73               113.06
12/31/98              58.33                     153.95               201.86
12/31/99              53.13                     186.34               426.64
12/31/00                .16                     155.30               237.60
12/31/01                .06                     168.24               179.90
12/31/02                .02                     103.49               114.23
03/24/03                .02                      96.14               111.05


Item 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information as of December 31, 2002:

                                          Equity Compensation Plan Information

                                                                                             Number of securities
                                                                                           remaining available for
                               Number of securities to be         Weighted-average          future issuance under
                                issued upon exercise of           exercise price of       equity compensation plans
                                  outstanding options,           outstanding options,       (excluding securities
    Plan Category                 warrants and rights            warrants and rights        reflected in column (a))
    -------------                 -------------------            -------------------        ------------------------
                                          (a)                             (b)                           (c)
Equity Compensation                           329,419                        $2.61                     1,612,581
    Plans approved by
    security holders...

Equity Compensation                               N/A                          N/A                           N/A
    Plans not approved
    by security holders...

                 Total...                     329,419                        $2.61                     1,612,581

Beneficial Ownership of Common Stock

     The following tables provide information as of March 12, 2003, concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each director for the Company, (3) each Named Executive Officer, and (4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors, and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned. This table excludes holders of our convertible securities who have agreed to limit the number of shares of common stock that any such shareholders hold at any one time to not more than 4.99% of the outstanding shares of our common stock.

                                                              Amount of Nature of
Title of Class       Name of Beneficial Owner (2)          Beneficial Ownership (3)    Percent of Class
--------------       ----------------------------          ------------------------    ----------------
Common               Brittany Capital Management                  5,640,000                  37.6%
Common               Harvey W. Sax (4)                              823,534                   5.5%
Common               George Bokuchava, Ph.D. (5)                     64,559                    (1)
Common               Nino Doijashvili (7)                            42,335                    (1)
Common               Timothy Robinson (6)                           112,500                    (1)
Common               All executive Officers and                                                (1)
                     Directors as a group (Messrs.
                     Bokuchava, Doijashvili and Robinson)           219,394                    (1)

---------------------------
(1) Less than 1%.

(2) Except as otherwise noted, the street address of each named beneficial owner is Building 12, Suite 110, 3495 Piedmont Road, Atlanta, Georgia 30305.

(3) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Report are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4) Excludes 5,000 common shares owned by a family member, to which Mr. Sax disclaims beneficial ownership.

(5) Includes 25,000 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2003 at a weighted average exercise price of $4.48 per share.

(6) Includes 112,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2003 at an exercise price of $0.75. Excludes 37,500 shares of Common Stock issuable upon the exercise of options outstanding held by Timothy Robinson as of March 12, 2003 at an exercise price of $.75 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

(7) Includes 38,095 shares of Common Stock issuable upon exercise of options outstanding as of March 12, 2003 at a weighted average exercise price of $0.59. Excludes 8,333 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2003 at a weighted average exercise price of $0.59 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

     Currently, there are 17.813 shares of our Series B preferred stock, 90.478 shares of our Series C preferred stock, 1.291 shares of our Series D preferred stock and 106.35 shares of our Series E preferred stock outstanding. All of these shares of preferred stock are convertible into shares of our common stock at any time. If all of these shares were converted into shares of common stock, we would have an insufficient number of shares of common stock authorized by our Certificate of Incorporation to support such conversions.

Changes in Control

     Currently, HomeCom is authorized to issue up to 15,000,000 shares of common stock. On April 8, 2002, HomeCom filed a preliminary proxy statement that contains a proposal to increase the number of authorized shares of common stock to 100,000,000. The Board of Directors has subsequently determined to seek stockholder approval to increase the number of authorized shares of common stock to 300,000,000. Applicable corporate law requires that this proposal be approved by the holders of a majority of the outstanding shares of common stock of HomeCom in order to be implemented. If this proposal is presented to the stockholders for their approval, and if the stockholders approve the proposal, holders of outstanding shares of convertible preferred stock will be able to convert their shares of preferred stock into a large number of shares of common stock, possibly resulting in a change in control of HomeCom. Assuming a market price of the common stock of $.05 per share, the outstanding shares of HomeCom's Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock are currently convertible into 104,505,000 shares of HomeCom common stock. Obviously, we cannot predict how our stock price may change in the future, and the stock price presented in the previous sentence is intended only to illustrate the conversion features of our preferred stock. Any change in our stock price will cause a change in the number of shares of common stock into which our preferred stock is convertible. In addition, shares of Series F preferred stock and Series G preferred stock will also become convertible into shares of common stock, as more fully described in "PART I.
Item 1: Business, Recent Developments."

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     We have entered into an agreement with Tulix to sell substantially all of the assets used in our hosting and web site maintenance business to Tulix. Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both HomeCom and Tulix, own all of the outstanding stock of Tulix. Pursuant to the agreement with Tulix, we would sell these assets to Tulix in exchange for 15% of the outstanding capital stock of Tulix and a secured note for approximately $70,000, and Tulix also would assume certain of our liabilities. The note will be secured by certain assets being sold to Tulix. In addition, the agreement requires that we, Tulix and Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (as the holders of the outstanding Tulix stock) enter into a shareholders' agreement pursuant to which the shares of Tulix stock to be issued to us will carry certain rights, including rights of first refusal, rights of co-sale and rights to anti-dilution protection. Tulix will be capitalized with a total investment of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. (See "PART I. Item 1: Business, Recent Developments").

     We have also entered into the Exchange Agreement and the License Agreement with Eurotech. Mr. Hahnfeldt and Dr. Graves, who have been elected to serve on the Board of Directors of HomeCom in connection with the proposed transactions between HomeCom and Eurotech, are officers and directors of Eurotech. (See "PART
I. Item 1: Business, Recent Developments").

ITEM 14. CONTROLS AND PROCEDURES

     Based on their evaluation as of a date within 90 days of the filing date of this annual report on Form 10-K, the Company's principal executive and financial officer has concluded that the Company's disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c) of the Securities Exchange Act of 1934) are effective to ensure that information required to be disclosed by the Company in its filings under the Securities Exchange Act of 1934 is processed, recorded, summarized, and reported within the time periods specified in Securities and Exchange Commission rules and forms. There have been no significant changes in the Company's internal controls, or in other factors that could significantly affect its internal controls, since the date of the most recent evaluation.

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES,  AND REPORTS ON FORM 8-K

(A) List of Financial Statements

     (1) Consolidated Balance Sheets as of December 31, 2001 and December 31, 2002.

     (2) Consolidated Statements of Operations for years ended December 31, 2000, December 31, 2001 and December 31, 2002.

     (3) Consolidated Statement of Changes in Stockholder's Equity (Deficit) for years ended December 31, 2000, December 31, 2001 and December 31, 2002.

     (4) Consolidated Statements of Cash Flows for the years ended December 31, 2000, December 31, 2001 and December 31, 2002.

(B) Exhibits

 Exhibit                                              Description
----------    --------------------------------------------------------------------------------------------
2.1         --Asset Purchase Agreement, dated January 31,2001, for the Acquisition of Certain Assets of
              HomeCom Communications, Inc., InsureRate, Inc. and FIMI Securities, Inc. by Digital
              Insurance, Inc.*****

2.2         --Asset Purchase Agreement by and between Netzee, Inc. and HomeCom Communications, Inc. dated as of March 15, 2001.*****

2.3         --Asset  Purchase  Agreement by and between HomeCom Communications, Inc. and Tulix Systems,
              Inc., dated March  24, 2003.

2.4         --License and Exchange Agreement, dated March 27, 2003, by and among HomeCom Communications,
              Inc., Eurotech,  Ltd. and, with respect to Articles V and VI thereof, Polymate, Ltd. and
              Greenfield Capital Partners LLC.

3.1         --Restated Certificate of Incorporation of the Registrant.*

3.2         --Restated Bylaws of the Registrant.*

3.3         --Certificate of Designation of Series A Convertible Preferred stock.***

3.4         --Certificate of Designation of Series B Convertible Preferred Stock.**

3.5         --Certificate of Designation of Series C Convertible Preferred Stock (previously filed).

3.6         --Certificate of Designation of Series D Convertible Preferred Stock (previously filed).

3.7         --Certificate of Designation of Series E Convertible Preferred Stock (previously filed).

3.8         --Certificate of Designation of Series F Convertible Preferred Stock.

                                       42


3.9         --Certificate of Designation of Series G Convertible Preferred Stock.

4.1         --See Exhibits 3.1 and 3.2 for provisions of the Restated Certificate of Incorporation and
              Bylaws of the Registrant defining rights of the holders of Common Stock of the Registrant.*

4.2         --Specimen Stock Certificate.*

4.3         --Form of Warrant.*

10.1        --HomeCom Communications, Inc. Stock Option Plan and form of Stock Option Certificate.*

10.2        --HomeCom  Communications,  Inc.  Non-Employee  Directors  Stock Option Plan and form of Stock
              Option Certificate.*

10.3        --Employment Agreement between the Registrant and Harvey W. Sax, dated January 1, 1996.*

10.4        --Form of Employment  Agreement  entered into between the Registrant and each of its executive officers except Harvey W. Sax.*

10.5        --Lease Agreement between Property Georgia OBJLW One Corporation and the Registrant dated
              January 22, 1996.*

10.6        --Lease and Services  Agreement between Alliance  Greensboro,  L.P. and the Registrant,  dated
              June 25, 1996.*

10.7        --Business Alliance Program Agreement between Oracle Corporation and the Registrant, dated
              May 30, 1996, together with the Sublicense Addendum, Application Specific Sublicense
              Addendum, Full Use and Deployment Sublicense Addendum and License Transfer Policy, each dated May 30, 1996.*

10.8        --Network Enrollment Agreement between Apple Computer, Inc. and the Registrant,  effective May
              1996.*

10.9        --Member Level Agreement  between  Microsoft  Corporation  and the  Registrant,  effective May
              1996.*

10.10       --Master Agreement for internet Services and Products between BBN Planet Corporation and the
              Registrant, dated February1, 1996.*

10.11       --Authorized Business Partners Agreement between BBN Planet Corporation and the Registrant, dated May 14, 1996.*

10.12       --Stock Purchase Agreement between the Registrant and the stockholders of HomeCom internet
              Security Services, Inc., dated August 31, 1996.*

10.13       --Form of Promissory Notes issued by the Registrant and held by Mark Germain.*

10.14       --Form of Promissory  Notes issued by the  Registrant  and held by Esther Blech and the Edward
              A. Blech Trust.*

10.15       --Marketing  Associate  Solution  Alliance  Agreement  dated  February  6,  1997  between  the
              Registrant and Unisys Corporation.*

                                       43


10.16       --Marketing  Associate  Agreement  dated  February 6, 1997 between the  Registrant  and Unisys
              Corporation.**

10.17       --Letter  agreement  dated  January 16, 1997 between the  Registrant,  David A. Blech,  Esther
              Blech and the Edward A. Blech Trust.*

10.18       --HomeCom Communications, Inc. Employee Stock Purchase Plan.*

10.19       --5% Convertible  Debenture Purchase Agreement dated effective  September 19, 1997 between the
              Registrant,  euro factors International,  Inc., Beauchamp Finance, FTS Worldwide Corporation
              and CPLBO.***

10.20       --Form of 5%  Convertible  Debenture  issued  by the  Registrant  and  held  by  Euro  Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.21       --Registration Rights Agreement dated effective September 19, 1997 between the Registrant,
              Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.22       --Letter agreement dated September 23, 1997 between the Registrant, Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.23       --Letter agreement dated September 27, 1997 between the Registrant, Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.24       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.25       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $6.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.26       --Form of Securities Purchase Agreement between the Registrant, Sovereign Partners, L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.27       --Form of Registration Rights Agreement between the Registrant,  Sovereign Partners,  L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.28       --Form of Warrant to purchase  18,750 shares of Common Stock issued by the Registrant to
              Sovereign Partners, L.P.***

10.29       --Form of Warrant to purchase 56,250 shares of Common Stock issued by the Registrant to
              Dominion Capital Fund, LTD.***

10.30       --Common Stock Purchase Agreement dated January 23, 1998 by and among  InsureRate,  Inc., the
              Registrant, Jerome R. Corsi and Hamilton Dorsey Alston HomeCom.***

10.31       --Escrow  Agreement dated as of January  23, 1998 by and among InsureRate,  Inc., Hamilton
              Dorsey Alston HomeCom, the Registrant, Jerome R. Corsi and SunTrust Bank, Atlanta.***

10.32       --Shareholders Agreement dated January 23, 1998 by and among Hamilton Dorsey Alston HomeCom, the Registrant and InsureRate, Inc.***

10.33       --Web  development and  Hosting Services Agreement dated January 23, 1998, by and among
              InsureRate, Inc. and Hamilton Dorsey Alston HomeCom.***

                                       44


10.34       --Form of Warrant to purchase 25,000 shares of Common Stock for an aggregate purchase price of $92,500 by the Registrant to Hamilton Dorsey Alston HomeCom.***

10.35       --Loan Agreement dated January 23, 1998 by and between InsureRate, Inc. and the Registrant.***

10.36       --Form of Master Note issued by the Registrant to InsureRate, Inc.***

10.37       --Form of Warrant to purchase  50,000  shares of Common Stock issued by the  Registrant to The
              Malachi Group, Inc.+

10.38       --Letter Agreement, dated April 8, 1998 by and among HomeCom, Eurofactors International Inc.,
              Blauchamp France, FTS Worldwide Corporation and COLBO.****

10.39       --Letter  Agreement, dated April 8, 1998 by and between First Granite Securities, Inc. and
              HomeCom.****

10.40       --Letter  Agreement, dated April 17, 1998 by and among Sovereign Partners, L.P., Dominion
              Capital Fund and HomeCom.****

10.41       --Agreement and Plan of Reorganization by and among The Insurance Resource Center,  Inc., Tim
              Strong, James Higham, Cameron M. Harris & HomeCom and HomeCom, dated as of April15, 1998.***

10.42       --Employment Agreement by and between HomeCom and Tim Higham, dated as of April 16, 1998.***

10.44       --Asset Purchase  Agreement by and between HomeCom and Sage Networks Acquisition Corp.dated as of June 10, 1998.+

10.45       --Escrow  Agreement by and between HomeCom and Sage Networks  Acquisition Corp. dated as of
              June 10, 1998.+

10.46       --Transitional  Services Agreement by and between HomeCom and Sage Networks Acquisition Corp.
              dated as of June 10, 1998.+

10.47       --Co-Location Agreement by and between HomeCom and Sage Networks, Inc. dated as of June 10,
              1998.+

10.48       --Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities
              Acquisitions Corp., Inc., ATF Acquisition  Corp., Inc. and Daniel A. Delity, James Wm.
              Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits.++

10.50       --Securities Purchase Agreement dated as of  March 25, 1999 by and among HomeCom
              Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.51       --Registration Rights Agreement dated as of March 25, 1999 by and among HomeCom
              Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.52       --Transfer Agent Instructions dated as of March 25, 1999.++

                                       45


10.53       --Transfer Agent Legal Opinion dated as of March 25, 1999.++

10.54       --Placement Agency Agreement dated as of March 25, 1999 by and between HomeCom Communications,
              Inc. and J.P. Turner & Company, L.L.C.++

10.55       --Stock  Purchase  Agreement  by and among  HomeCom  Communications,  Inc. and Richard L. Chu,
              Joseph G. Rickard,  John R. Winans, Mario D'Agostino,  Karen Moore, and John Kokinis,  dated as of April 23, 1999.+++

10.56       --Employment Agreement Between Ganymede Corporation and Richard L. Chu, dated as of April 23,
              1999.+++

10.57       --Employment Agreement  between Ganymede Corporation and John Winans, dated as of April 23,
              1999.+++

10.58       --Employment Agreement between Ganymede Corporation and Joseph G. Rickard, dated as of April
              23, 1999.+++

10.59       --Escrow  Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G.
              Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April
              23, 1999.+++

10.60       --Pledge and Security Agreement by and between HomeCom Communications, Inc.and Richard L.
              Chu, Joseph G. Rickard,  John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis,
              dated as of April 23, 1999.+++

10.61       --Warrant Agreement, dated as of March 25, 1999, by and among CPR (USA), Inc. and HomeCom
              Communications, Inc.++++

10.62       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View Fund, L.L.C. and
              HomeCom Communications, Inc.++++

10.63       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View,  Funds, L.P. and
              HomeCom Communications, Inc.++++

10.64       --Warrant Agreement, dated as of March 25, 1999, by and among J.P. Turner & Company, L.L.C and HomeCom Communications, Inc.++++

10.65       --Securities Purchase Agreement dated as of July 23,  1999 by and among HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.66       --Registration Rights Agreement dated as of July 23, 1999 by and among HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.67       --Transfer Agent Instructions dated as of September 28, 1999 (previously filed).

10.68       --Transfer Agent Legal Opinion dated as of July 23, 1999 (previously filed).

10.69       --Placement Agency Agreement dated as of July 23, 1999 by and between HomeCom  Communications,
              Inc. and Greenfield Capital Partners (previously filed).

10.70       --Warrant Agreement,  dated as of July 23, 1999, by and between HomeCom Communications, Inc.
              and MacNab LLC (previously filed).

                                       46


10.71       --Securities Purchase Agreement dated as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.72       --Registration Rights Agreement dated  as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.73       --Transfer Agent Instructions dated as of September 28, 1999(previously filed).

10.74       --Transfer Agent Legal Opinion dated as of September 28, 1999 (previously filed).

10.75       --Placement Agency Agreement dated as of September 27, 1999 by and between HomeCom
              Communications, Inc. and Greenfield Capital Partners (previously filed).

10.76       --Warrant Agreement, dated as of September 27, 1999, by and between HomeCom Communications,
              Inc. and Jackson LLC (previously filed).

10.77       --Asset Purchase Agreement, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

10.78       --Bill of Sale and Assignment, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

10.79       --Non-solicitation and Non-compete Agreement,  Dated October1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.80       --Registration Rights Agreement, October 1, 1999, by and between HomeCom Communications, Inc.
              and Infrastructure Defense, Inc.+++++

10.81       --Form of Opinion of Purchaser's Counsel.+++++

10.82       --Form of Opinion of Seller's Counsel.+++++

10.83       --Referral and Service Agreement, dated October 1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.84       --Value Added Distributor Agreement, dated October 1, 1999 by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.85       --Resignation Letter of Krishan Puri, dated November 1, 1999.++++++

10.86       --Employment Agreement between the Registrant and Timothy R. Robinson dated August 1,
              2000.*******

10.87       --Amendment to employment Agreement between Registrant and George Bokchava dated January 10,
              2001.*******

10.88       --Separation and Release Agreement, dated March 29, 2001, between HomeCom Communications,
              Inc. and Harvey Sax******

21.1        --List of Subsidiaries.***

99.1        --Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This
              certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r]
              or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the
              Exchange Act, except to the extent that the Company specifically incorporates them by reference.)

-----------------------------------------------------------------------------------------------------------

* Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-12219).

** Incorporated herein by reference to exhibit of the same number in the Form 10-K of the Registrant filed with the Commission on March 31, 1998.

*** Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-42599).

**** Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on April 28, 1998 .
+ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on June 25, 1998.

++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on November 18, 1998.

+++ Incorporated herein by reference to exhibit of the same number in Form 10-Q/A of the Registrant filed with the Commission on November 17, 1999.

+ Incorporated herein by reference to exhibit of the same number in Form S-1 Registration Statement of the Registrant(Registration No. 333-45383).

++ Incorporated herein by reference to exhibit of the same number in Form 10-K of the Registrant filed with the Commission on March 31, 1999.

+++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on May 10, 1999.

++++ Incorporated herein by reference to Registration Statement on Form S-3 of the Registrant (Registration No. 333-79761)

+++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on October 18, 1999.

++++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on November 5, 1999.

***** Incorporated herein by reference to exhibit of the same number of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

****** Incorporated herein by reference to Exhibit 10.1 of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

******* Incorporated herein by reference to exhibit of the same number of Form 10-K of the Registrant filed with the Commission on April 12, 2001.

(B) Reports on Form 8-K

 On October 7, 2002, we filed a Current Report on Form 8-K to report a change in our Certifying Public Accountant that had occurred on May 11, 2002.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          HOMECOM COMMUNICATIONS, INC.

                                BY:  /s/  TIMOTHY R. ROBINSON
                                ------------------------------------------------
                                          Timothy R. Robinson
                                      Executive Vice President and Chief
                                Financial Officer (Principal Accounting Officer)

                                DATE:  April 14, 2003



     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


          Signature                               Title                                  Date
          ---------                               -----                                  ----

/s/ TIMOTHY R. ROBINSON           Vice President - Chief Financial Officer;          April 14, 2003
-------------------------------   Director
    Timothy R. Robinson

/s/ GIA BOKUCHAVA, PH.D.          Chief Technical Officer; Director                  April 14, 2003
-------------------------------
    Gia Bokuchava, Ph.d.

/s/ NINO DOIJASHVILI, PH.D        Director of Technical Services, Director           April 14, 2003
-------------------------------
    Nino Doijashvili, Ph.d.

/s/ DON V. HAHNFELDT              Director                                           April 14, 2003
-------------------------------
    Don V. Hahnfeldt

/s/ DR. RANDOLPH A. GRAVES, JR.   Director                                           April 14, 2003
-------------------------------
    Dr. Randolph A. Graves, Jr.

/s/ MICHAEL SHEPPARD              Vice President;  Director                          April 14, 2003
-------------------------------
    Michael Sheppard

-----------------------------------------------------------------------------------------------------

                                       49

                                  CERTIFICATION


     I, Timothy R. Robinson, Vice President and Chief Financial Officer of HomeCom Communications, Inc., certify that:

     1. I have reviewed this annual report on Form 10-K of HomeCom Communications, Inc.

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          c. presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons fulfilling the equivalent functions):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  April 14, 2003

                           By: /s/  Timothy R. Robinson
                               Name:  Timothy R. Robinson
                               Title: Vice President and Chief Financial Officer


EXHIBIT INDEX


 Exhibit                                              Description
----------    ---------------------------------------------------------------------------------------------

2.1         --Asset Purchase Agreement, dated January 31,2001, for the Acquisition of Certain Assets of
              HomeCom Communications, Inc., InsureRate, Inc. and FIMI Securities, Inc. by Digital
              Insurance, Inc.*****

2.2         --Asset Purchase Agreement by and between Netzee, Inc. and HomeCom Communications, Inc. dated as of March 15, 2001.*****

2.3         --Asset  Purchase  Agreement by and between HomeCom Communications,  Inc. and Tulix Systems,
              Inc., dated March 24, 2003.

2.4         --License and Exchange Agreement, dated March 27, 2003, by and among HomeCom Communications,
              Inc., Eurotech, Ltd. and, with respect to Articles V and VI thereof, Polymate, Ltd. and
              Greenfield Capital Partners LLC.

3.1         --Restated Certificate of Incorporation of the Registrant.*

3.2         --Restated Bylaws of the Registrant.*

3.3         --Certificate of Designation of Series A Convertible Preferred stock.***

3.4         --Certificate of Designation of Series B Convertible Preferred Stock.**

3.5         --Certificate of Designation of Series C Convertible Preferred Stock (previously filed).

3.6         --Certificate of Designation of Series D Convertible Preferred Stock (previously filed).

3.7         --Certificate of Designation of Series E Convertible Preferred Stock (previously filed).

3.8         --Certificate of Designation of Series F Convertible Preferred Stock.

3.9         --Certificate of Designation of Series G Convertible Preferred Stock.

4.1         --See Exhibits 3.1 and 3.2 for provisions of the Restated
              Certificate of Incorporation and Bylaws of the Registrant defining rights of the holders of Common Stock of the Registrant.*

4.2         --Specimen Stock Certificate.*

4.3         --Form of Warrant.*

10.1        --HomeCom Communications, Inc. Stock Option Plan and form of Stock Option Certificate.*

10.2        --HomeCom Communications, Inc. Non-Employee Directors Stock Option Plan and form of Stock
              Option Certificate.*

10.3        --Employment Agreement between the Registrant and Harvey W. Sax, dated January 1, 1996.*

10.4        --Form of Employment Agreement entered into between the Registrant and each of its executive officers except Harvey W. Sax.*

10.5        --Lease Agreement between Property Georgia OBJLW One Corporation and the Registrant dated January 22, 1996.*

                                       51


10.6        --Lease and Services Agreement between Alliance  Greensboro, L.P. and the Registrant, dated
              June 25, 1996.*

10.7        --Business Alliance Program Agreement between Oracle Corporation and the Registrant, dated May 30, 1996, together with the Sublicense Addendum, Application Specific Sublicense Addendum,
              Full Use and Deployment Sublicense Addendum and License Transfer
              Policy, each dated May 30, 1996.*

10.8        --Network Enrollment Agreement between Apple Computer, Inc. and the Registrant, effective May
              1996.*

10.9        --Member Level Agreement between Microsoft Corporation and the Registrant, effective May
              1996.*

10.10       --Master Agreement for internet Services and Products between BBN
              Planet Corporation and the Registrant, dated February1, 1996.

10.11       --Authorized Business Partners Agreement between BBN Planet
              Corporation and the Registrant, dated May 14, 1996.*

10.12       --Stock Purchase Agreement between the Registrant and the
              stockholders of HomeCom internet Security Services, Inc., dated
              August 31, 1996.*

10.13       --Form of Promissory Notes issued by the Registrant and held by Mark Germain.*

10.14       --Form of Promissory Notes issued by the Registrant and held by Esther Blech and the Edward
              A. Blech Trust.*

10.15       --Marketing Associate Solution  Alliance Agreement dated February 6, 1997 between the
              Registrant and Unisys Corporation.*

10.16       --Marketing Associate Agreement dated February 6, 1997 between the Registrant and Unisys
              Corporation.**

10.17       --Letter agreement dated January 16, 1997 between the Registrant, David A. Blech,  sther
              Blech and the Edward A. Blech Trust.*

10.18       --HomeCom Communications, Inc. Employee Stock Purchase Plan.*

10.19       --5% Convertible Debenture Purchase Agreement dated effective September 19, 1997 between the
              Registrant, euro factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation
              and CPLBO.***

10.20       --Form of 5% Convertible Debenture issued by the Registrant and held by Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.21       --Registration Rights Agreement dated effective September 19, 1997 between the Registrant,
              Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.22       --Letter agreement dated September 23, 1997 between the Registrant, Euro Factors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

                                       52


10.23       --Letter agreement dated September 27, 1997 between the Registrant, EuroFactors
              International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.24       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.25       --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $6.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.26       --Form of Securities Purchase Agreement between the Registrant, Sovereign Partners, L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.27       --Form of Registration Rights Agreement between the Registrant, Sovereign Partners, L.P. and
              Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.28       --Form of Warrant to  purchase 18,750 shares of Common Stock issued by the Registrant  to
              Sovereign Partners, L.P.***

10.29       --Form of Warrant to purchase 56,250 shares of Common Stock issued by the Registrant to Dominion Capital Fund, LTD.***

10.30       --Common Stock Purchase Agreement dated January 23, 1998 by and among InsureRate, Inc., the
              Registrant, Jerome R. Corsi and Hamilton Dorsey Alston HomeCom.***

10.31       --Escrow  Agreement  dated as of January  23,  1998 by and among InsureRate,  Inc., Hamilton
              Dorsey Alston HomeCom, the Registrant, Jerome R. Corsi and SunTrust Bank, Atlanta.***

10.32       --Shareholders Agreement dated January 23, 1998 by and among Hamilton Dorsey Alston HomeCom, the Registrant and InsureRate, Inc.***

10.33       --Web development and Hosting Services Agreement dated January 23, 1998, by and among
              InsureRate, Inc. and Hamilton Dorsey Alston HomeCom.***

10.34       --Form of Warrant to purchase 25,000 shares of Common Stock for an aggregate purchase price of $92,500 by the Registrant to Hamilton
              Dorsey Alston HomeCom.***

10.35       --Loan Agreement dated January 23, 1998 by and between InsureRate, Inc. and the Registrant.***

10.36       --Form of Master Note issued by the Registrant to InsureRate, Inc.***

10.37       --Form of Warrant to purchase 50,000 shares of Common Stock issued by the  Registrant to The
              Malachi Group, Inc.+

10.38       --Letter Agreement, dated April 8, 1998 by and among HomeCom,
              Eurofactors International Inc., Blauchamp France, FTS Worldwide
              Corporation and COLBO.****

10.39       --Letter Agreement, dated April 8, 1998 by and between First Granite Securities, Inc. and
              HomeCom.****

10.40       --Letter Agreement, dated April 17, 1998 by and among Sovereign  Partners, L.P., Dominion
              Capital Fund and HomeCom.****

                                       53


10.41       --Agreement and Plan of Reorganization by and among The Insurance Resource Center, Inc., Tim
              Strong, James Higham, Cameron M. Harris & HomeCom and HomeCom, dated as of April15, 1998.***

10.42       --Employment Agreement by and between HomeCom and Tim Higham, dated as of April 16, 1998.***

10.44       --Asset Purchase Agreement by and between HomeCom and Sage Networks  Acquisition Corp. dated as of June 10, 1998.+

10.45       --Escrow Agreement by and between HomeCom and Sage Networks  Acquisition Corp. dated as of
              June 10, 1998.+

10.46       --Transitional Services Agreement by and between HomeCom and Sage Networks Acquisition Corp.
              dated as of June 10, 1998.+

10.47       --Co-Location Agreement by and between HomeCom and Sage Networks, Inc. dated as of June 10,
              1998.+

10.48       --Agreement and Plan of Merger by and among HomeCom Communications,  Inc, FIMI Securities
              Acquisitions Corp.,  Inc.  TF  Acquisition  Corp., Inc. and Daniel A. Delity, James Wm.
              Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits.++

10.50       --Securities Purchase Agreement dated as of March 25, 1999 by and among HomeCom
              Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.51       --Registration Rights Agreement dated as of March 25, 1999 by and among HomeCom
              Communications,  Inc. and CPR (USA),  Inc., Liberty View Funds, L.P., and Liberty View Fund,
              L.L.C.++

10.52       --Transfer Agent Instructions dated as of March 25, 1999.++

10.53       --Transfer Agent Legal Opinion dated as of March 25, 1999.++

10.54       --Placement Agency Agreement dated as of March 25, 1999 by and between HomeCom
              Communications, Inc. and J.P. Turner & Company, L.L.C.++

10.55       --Stock Purchase Agreement by and among HomeCom Communications, Inc. and Richard L. Chu,
              Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.56       --Employment Agreement Between Ganymede Corporation and Richard L. Chu, dated as of April 23,
              1999.+++

10.57       --Employment Agreemen  between Ganymede Corporation and John Winans, dated as of April 23,
              1999.+++

10.58       --Employment Agreement between Ganymede Corporation and Joseph G. Rickard, dated as of April
              23, 1999.+++

10.59       --Escrow  Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G.
              Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April
              23, 1999.+++

                                       54


10.60       --Pledge and Security Agreement by and between HomeCom Communications, Inc. and Richard L.
              Chu, Joseph G. Rickard, John R. Winans, Mario  D'Agostino, Karen Moore, and John Kokinis,
              dated as of April 23, 1999.+++

10.61       --Warrant Agreement, dated as of March 25, 1999, by and among CPR (USA), Inc. and HomeCom
              Communications, Inc.++++

10.62       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View Fund,  L.L.C. and
              HomeCom Communications, Inc.++++

10.63       --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View, Funds, L.P. and
              HomeCom Communications, Inc.++++

10.64       --Warrant  Agreement, dated as of March 25, 1999, by and among J.P. Turner & Company,  L.L.C and HomeCom Communications, Inc.++++

10.65       --Securities Purchase Agreement dated as of July  23, 1999 by and among  HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.66       --Registration Rights Agreement dated as of July 23, 1999 by and among HomeCom
              Communications, Inc. and MacNab LLC (previously filed).

10.67       --Transfer Agent Instructions dated as of September 28, 1999 (previously filed).

10.68       --Transfer Agent Legal Opinion dated as of July 23, 1999 (previously filed).

10.69       --Placement Agency Agreement dated as of July 23, 1999 by and between HomeCom Communications,
              Inc. and Greenfield Capital Partners (previously filed).

10.70       --Warrant Agreement, dated as of July 23, 1999, by and between HomeCom  Communications,  Inc.
              and MacNab LLC (previously filed).

10.71       --Securities Purchase Agreement dated as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.72       --Registration Rights Agreement dated as of September 27, 1999 by and among HomeCom
              Communications, Inc. and Jackson LLC (previously filed).

10.73       --Transfer Agent Instructions dated as of September 28, 1999(previously filed).

10.74       --Transfer Agent Legal Opinion dated as of September 28, 1999 (previously filed).

10.75       --Placement Agency Agreement dated as of September 27, 1999 by and between HomeCom
              Communications, Inc. and Greenfield Capital Partners (previously filed).

10.76       --Warrant Agreement, dated as of September 27, 1999, by and between HomeCom Communications,
              Inc. and Jackson LLC (previously filed).

10.77       --Asset  Purchase  greement, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

10.78       --Bill of Sale and Assignment, dated October 1, 1999, by and between HomeCom Communications,
              Inc. and Infrastructure Defense, Inc.+++++

                                       55


10.79       --Non-solicitation and Non-compete Agreement, Dated October 1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.80       --Registration Rights Agreement, October 1, 1999, by and between HomeCom Communications,  Inc.
              and Infrastructure Defense, Inc.+++++

10.81       --Form of Opinion of Purchaser's Counsel.+++++

10.82       --Form of Opinion of Seller's Counsel.+++++

10.83       --Referral and Service Agreement, dated  October 1, 1999, by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.84       --Value Added Distributor Agreement, dated October 1, 1999 by and between HomeCom
              Communications, Inc. and Infrastructure Defense, Inc.+++++

10.85       --Resignation Letter of Krishan Puri, dated November 1, 1999.++++++

10.86       --Employment Agreement between the Registrant and Timothy R. Robinson dated August 1,
              2000.*******

10.87       --Amendment to employment Agreement between Registrant and George Bokchava dated January 10,
              2001.*******

10.88       --Separation and Release  Agreement, dated March 29, 2001, between HomeCom Communications,
              Inc. and Harvey Sax******

21.1        --List of Subsidiaries.***

99.1        --Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (This
              certification is not "filed" for purposes of Section 18 of the Exchange Act [15 U.S.C. 78r]
              or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the
              Exchange Act, except to the extent that the Company specifically incorporates them by reference.)

-----------------------------------------------------------------------------------------------------------

* Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-12219).

** Incorporated herein by reference to exhibit of the same number in the Form 10-K of the Registrant filed with the Commission on March 31, 1998.

*** Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-42599).

**** Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on April 28, 1998 .
+ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on June 25, 1998.

++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on November 18, 1998.

+++ Incorporated herein by reference to exhibit of the same number in Form 10-Q/A of the Registrant filed with the Commission on November 17, 1999.

+ Incorporated herein by reference to exhibit of the same number in Form S-1 Registration Statement of the Registrant(Registration No. 333-45383).

++ Incorporated herein by reference to exhibit of the same number in Form 10-K of the Registrant filed with the Commission on March 31, 1999.

+++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on May 10, 1999.

++++ Incorporated herein by reference to Registration Statement on Form S-3 of the Registrant (Registration No. 333-79761)

+++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on October 18, 1999.

++++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on November 5, 1999.

***** Incorporated herein by reference to exhibit of the same number of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

****** Incorporated herein by reference to Exhibit 10.1 of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

******* Incorporated herein by reference to exhibit of the same number of Form 10-K of the Registrant filed with the Commission on April 12, 2001.

                                                                     EXHIBIT 2.3




                            ASSET PURCHASE AGREEMENT



                                 By and Between



                               TULIX SYSTEMS, INC.
                             (A Georgia corporation)



                                       And



                          HOMECOM COMMUNICATIONS, INC.
                            (A Delaware corporation)



                                   Dated as of



                                 March 27, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  SALE AND PURCHASE.................................................1

SECTION 2.  ASSUMPTION OF LIABILITIES BY THE PURCHASER........................2

SECTION 3.  PURCHASE PRICE AND PAYMENT........................................2

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER..........................3

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................4

SECTION 6.  CONDITIONS TO CLOSING.............................................6

SECTION 7.  CLOSING...........................................................8

SECTION 8.  COVENANTS OF SELLER AND PURCHASER.................................8

SECTION 9.  RELEASES.........................................................11

SECTION 10. CLAIMS...........................................................11

SECTION 11. MISCELLANEOUS....................................................12

                                    Schedules
                                    ---------

1(b)    --     Intellectual Property
1(c)    --     Contracts
1(d)    --     Accounts Receivable
1(e)    --     Equipment
3(c)    --     Payments that will Cause an Adjustment to the Guaranteed Closing
               Date Cash
4(d)    --     Required Government Consents
4(e)    --     Required Contract Consents
4(f)    --     Contracts - Terms and Monthly Revenues
4(h)    --     Intellectual Property - Ownership
4(j)    --     Seller Litigation
5(d)    --     Required Government Consents
5(e)    --     Required Contract Consents
5(g)    --     Purchaser Capital Stock
5(h)    --     Purchaser Litigation
8(a)    --     Allocation of Purchase Price


                                    Exhibits
                                    --------

Exhibit 1      Form of Shareholders' Agreement

Exhibit 2      Form of Secured Promissory Note

Exhibit 3      Form of Security Agreement

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (this "Agreement") is made and entered into as of the 27th day of March, 2003, by and between Tulix Systems, Inc., a Georgia corporation (the "Purchaser"), and HomeCom Communications, Inc., a Delaware corporation (the "Seller").

                                    RECITALS
                                    --------

     The Seller is engaged in the business of developing and hosting Internet applications, products and services to commercial customers (the "Business").


     The Purchaser desires to purchase, and the Seller desires to sell, all of the assets of Seller associated with the Business, and Seller desires to assign, and Purchaser desires to assume, certain contracts of Seller related to the Business, all upon the terms and conditions and subject to the limited exceptions set forth herein.


     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements of the parties hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   SECTION 1.
                                SALE AND PURCHASE

     Upon the terms and subject to the conditions of this Agreement, Purchaser shall purchase, acquire, and assume from Seller, and Seller shall sell, transfer, assign, convey, and deliver to Purchaser, at the Closing (as defined in Section 7(a)), all right, title, and interest in and to the following assets and associated liabilities of Seller:

     (a) Cash in the amount of $50,000 (the "Cash");

     (b) The intellectual property identified in Schedule 1(a) (the "Intellectual Property");

     (c) The contracts identified in Schedule 1(b) (the "Contracts");

     (d) Accounts Receivable as identified in Schedule 1(c) (the "Accounts Receivable"), the aggregate amount of which shall not exceed $70,000; and,

     (e) The equipment being used as of the date hereof to service and maintain the Contracts and operate the Business, as identified in Schedule 1(d) (the "Equipment"; the Equipment, the Cash, the Intellectual Property, the Contracts and the Accounts Receivable are collectively referred to herein as the "Assets").

                                   SECTION 2.
                   ASSUMPTION OF LIABILITIES BY THE PURCHASER

         From and after the Closing, Purchaser shall assume and be responsible for all obligations and liabilities of Seller identified in Schedule 2. Seller shall not have any liability or obligation of Purchaser relating to acts or omissions of Purchaser subsequent to the Closing Date.

                                   SECTION 3.
                           PURCHASE PRICE AND PAYMENT

     (a) Generally. The total consideration to be paid by Purchaser to Seller for the sale, transfer and conveyance of the Assets shall consist of (i) 1,500 shares of Common Stock of Purchaser (the "Shares"), representing fifteen percent (15%) of the outstanding common stock of Purchaser, with such rights as may be set forth in a Shareholders' Agreement (the "Shareholders' Agreement") substantially in the form attached hereto as Exhibit 1, and (ii) a secured promissory note for the principal amount of $70,000 (the "Note") substantially in the form attached hereto as Exhibit 2 and subject to adjustment as set forth in Section 3(b) below (the Shares and the principal amount of the Note are collectively referred to herein as the "Purchase Price"), which Note shall be secured as provided in the Note and in a Security Agreement substantially in the form attached hereto as Exhibit 3 (the "Security Agreement"). Purchaser acknowledges that it is purchasing the Assets "as is", without any representation or warranty, explicit or implied, except as set forth in this Agreement.

     (b) Cash at Closing. Purchaser and Seller acknowledge and agree that Seller will have cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with Seller's past practices) on the Closing Date in an amount equal to (i) $325,053 less (ii) any amounts paid by Seller prior to the Closing Date in respect of any of the payment matters listed on
Schedule 3(b) hereto (the "Guaranteed Closing Date Cash/AR"). In the event that the aggregate amount of actual cash and accounts receivable of Seller on the Closing Date (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) is less than the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable is less than the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Shortfall"), the principal amount of the Note referred to in Section 3(a) hereof shall be increased by an amount equal to the Cash/AR Shortfall. In the event that the aggregate amount of actual cash and accounts receivable (as determined in conformity with U.S. GAAP applied on a basis consistent with the Seller's past practices) exceeds the Guaranteed Closing Date Cash/AR (the amount by which the actual amount of cash and accounts receivable exceeds the Guaranteed Closing Date Cash/AR is referred to herein as the "Cash/AR Excess"), the Cash/AR Excess shall be divided evenly between Purchaser and Seller. The portion of the Cash/AR Excess to which Purchaser is entitled pursuant to the foregoing sentence shall be paid to Purchaser in the following manner: the amount of Cash to be delivered to Purchaser pursuant to Section 1(a) hereof shall be increased by an amount equal to one-half of the Cash/AR Excess.

                                   SECTION 4.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows:

     (a) Corporate Existence. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. To the best of the knowledge of Seller, Seller has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Assets or the Business (financial or otherwise) (a "Material Adverse Effect").

     (b) Corporate Power; Authorization; Enforceable Obligations. To the best of the knowledge of Seller, Seller has the corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder (this Agreement and such other agreements and instruments are collectively referred to herein as the "Seller Documents"). Seller has taken or will take all necessary corporate action, including obtaining the requisite approval of the stockholders of Seller, that is required under the Delaware General Corporation Law, to authorize the execution and delivery of this Agreement and the other Seller Documents and the consummation of the transactions contemplated hereby and thereby. To the best of the knowledge of Seller, this Agreement is, and the other Seller Documents will be, the legal, valid, and binding obligations of Seller, enforceable in accordance with their terms, except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Seller, the execution and delivery of this Agreement and the other Seller Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Seller or the Assets or the Business, or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Seller.

     (d) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. Seller has had access to sufficient information about Purchaser upon which to analyze the transactions contemplated by this Agreement. Seller has been given the opportunity to ask questions and receive answers from the officers of Purchaser concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Purchaser. Seller has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Purchaser in connection with this Agreement and the transactions contemplated hereby.

     (e) "Knowledge of the Seller." For purposes of this Agreement, the term "knowledge of the Seller" shall mean the actual knowledge of those members (as of the date hereof and the Closing Date) of the board of directors of Seller other than Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili.

                                   SECTION 5.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     (a) Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Purchaser has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on Purchaser.

     (b) Corporate Power; Authorization; Enforceable Obligations. Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby and thereby (this Agreement and such other agreements and instruments are referred to collectively as the "Purchaser Documents"). The execution, delivery and performance of this Agreement and the other Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, by Purchaser have been duly authorized by all necessary corporate action of Purchaser. This Agreement is, and the other Purchaser Documents will be, the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect affecting creditors' rights generally, and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Purchaser, the execution and delivery of this Agreement and the other Purchaser Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Purchaser or the Assets or the Business, (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of Purchaser, or (iii) conflict with, result in the breach of, or constitute a default under any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Purchaser is a party or by which Purchaser is bound.

     (d) Required Government Consents. Except for (i) the filing or recording of instruments of conveyance, transfer, or assignment required by federal copyright, patent, or trademark laws or the laws of the U.S. and non-U.S. jurisdictions and states in which the Assets are located; and (ii) the further exceptions disclosed in Schedule 5(d) (the foregoing items (i) and (ii) being referred to herein as the "Required Government Consents"), to the best of the knowledge of Purchaser, no approval, authorization, certification, consent, permission, license, or permit to or from, or notice, filing, or recording to or with, U.S. or non-U.S., federal, state, or local governmental authorities ("Governmental Authorities") is necessary for the execution and delivery of this Agreement and the other Purchaser Documents or the consummation by Purchaser of the transactions contemplated hereby or thereby, or the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, and use and operation by Seller).

     (e) Required Contract Consents. To the best of the knowledge of Purchaser, except as disclosed in Schedule 5(e) (such scheduled items being referred to herein as the "Required Contract Consents"), no approval, authorization, consent, permission, or waiver to or from, or notice, filing, or recording to or with, any person (other than the Required Government Consents) is necessary for
(i) the execution and delivery of this Agreement and the other Purchaser Documents or the consummation of the transactions contemplated hereby or thereby; (ii) the transfer and assignment to Purchaser at the Closing of the Assets; or (iii) the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, use and operation by Seller).

     (f) Purchaser Common Stock. The Shares to be issued to Seller pursuant to this Agreement, when issued and delivered in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable, will be free of any liens or encumbrances, and will not be subject to any preemptive rights or redemption rights.

     (g) Purchaser Capital Structure. The authorized capital stock of Purchaser consists of One Thousand (1,000) shares of preferred stock, of which no shares have been issued and are outstanding as of the date hereof, and Ten Thousand (10,000) shares of common stock, of which Eight Thousand Five Hundred (8,500) shares are issued and outstanding as of the date hereof. All issued and outstanding shares of Purchaser's capital stock have been duly authorized and validly issued, are fully-paid and non-assessable, are owned beneficially and of record by the shareholders and in the amounts set forth on Schedule 5(g), and have been offered, issued, sold and delivered by Purchaser in compliance with all applicable securities laws. There are no outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock other than the rights created by this Agreement and the Shareholders' Agreement.

     (h) Litigation. Except as disclosed in Schedule 5(h), no claim, action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, infringement claim, or investigation (collectively, "Litigation") is pending, or, to Purchaser's best knowledge, threatened against Purchaser or its subsidiaries or any of its present or former directors, officers, or employees. Purchaser knows of no facts or circumstances that could reasonably be expected to serve as the basis for Litigation against Purchaser or its present or former directors, officers, or employees.

     (i) Court Orders, Decrees, and Laws. There is no outstanding or, to Purchaser's best knowledge, threatened, order, writ, injunction, or decree of any court, governmental agency, or arbitration tribunal against Purchaser. To the best of the knowledge of Purchaser, Purchaser is and has been in compliance in all material respects with all applicable Laws, and Purchaser has received no notices of any such alleged violation. The foregoing shall be deemed to include Laws relating to the patent, copyright, and trademark laws, state trade secret and unfair competition laws of the U.S. and foreign jurisdictions, and all other applicable Laws, including equal opportunity, wage and hour, and other employment matters, and antitrust and trade regulation laws.

     (j) Access to Information. The principals of the Purchaser are also the executive officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Purchaser has had access to sufficient information about Seller upon which to analyze the transactions contemplated by this Agreement. Purchaser has been given the opportunity to ask questions and receive answers from the officers of Seller concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Seller. Purchaser has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Seller in connection with this Agreement and the transactions contemplated hereby.

     (k) Disclosure. Purchaser has completely and accurately responded to the inquiries and diligence requests of Seller and its agents, representatives, attorneys and employees in connection with the transactions contemplated by this Agreement. No representation, warranty, or statement made by Purchaser in this Agreement or in any document or certificate furnished or to be furnished to Seller pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein, under the circumstances in which they were made, not materially misleading. Purchaser has disclosed to Seller all facts known or reasonably available to Purchaser that are material to Purchaser.

                                   SECTION 6.
                              CONDITIONS TO CLOSING

     (a) Conditions to Seller's Obligations. The obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

          (i) Purchaser's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Purchaser shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) Seller's stockholders shall have approved the sale of the Assets to Purchaser.

          (iv) No Litigation shall be threatened or pending against Seller before any court or governmental agency that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of Seller in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (v) Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser certifying that the conditions set forth in Sections 6(a)(i) and (ii) have been satisfied.

          (vi) Seller shall have obtained a general release in favor of Seller from each of the counter-parties to the Contracts listed in Schedule 1(c).

     (b) Conditions to Purchaser's Obligations. Each of the obligations of Purchaser to be performed hereunder shall be subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

          (i) Seller's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) No Litigation shall be threatened or pending against Purchaser before any court or governmental agency that, in the reasonable opinion of counsel for Purchaser, could result in the restraint or prohibition of Purchaser in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (iv) Seller shall have delivered to Purchaser a certificate signed by an authorized officer of Seller certifying that the conditions set forth in Sections 6(b)(i) and (ii) have been satisfied.

          (v) RoadRunner shall be an ongoing customer of Seller, and Seller shall not have received any form of notice from RoadRunner that Roadrunner intends to terminate its relationship with Seller or that Roadrunner does not intend to continue such relationship with Purchaser following the Closing Date, or that RoadRunner has changed materially or intends to change materially the amount of business that it does with Seller or the amount of business that it would do with Purchaser following the Closing Date.

                                   SECTION 7.
                                     CLOSING

     (a) Closing. The closing of the purchase and sale of the Assets (the "Closing") shall take place at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia commencing at 2:00 p.m. on such date as the respective conditions to closing of both parties have been satisfied or waived or on such other date as the parties shall agree (the "Closing Date"). Subject to consummation of the Closing on the Closing Date, the sale, assignment, transfer and conveyance to Purchaser of the Assets will be effective as of 12:01 a.m. Eastern Standard Time on the Closing Date.

     (b) Actions at Closing. At Closing, Purchaser and Seller shall take the following actions, in addition to such other actions as may otherwise be required under this Agreement:

          (i) Copies of Consents. Seller shall deliver copies of all Required Contract Consents and all Required Government Consents which have been obtained.

          (ii) Conveyance Instruments. Seller shall deliver to Purchaser such bills of sale, assignments, and other instruments of conveyance and transfer as Purchaser may reasonably request to effect the transfer and assignment of the Assets to Purchaser.

          (iii) Assumption Agreements; Releases. Purchaser shall deliver to Seller one or more assumption agreements in form reasonably acceptable to Seller, pursuant to which Purchaser assumes and agrees to pay and perform the Contracts. Purchaser shall deliver general releases to Seller from the counterparties to the Contracts.

          (iv) Certificates. The parties shall deliver to each other the certificates required under Section 6.

          (v) Shareholders' Agreement. The parties shall deliver to each other executed signature pages to the Shareholders' Agreement.

          (vi) Other. Each party shall deliver such other agreements and instruments as the other party may reasonably request.

     (c) Delivery of Purchase Price. At Closing, Purchaser shall deliver to Seller (i) a stock certificate representing the Shares, (ii) the Note and (iii) the Security Agreement.

                                   SECTION 8.
                        COVENANTS OF SELLER AND PURCHASER

     (a) Allocation of Purchase Price. The Purchase Price shall be allocated as disclosed in Schedule 8(a), and all tax returns and reports filed by Seller and Purchaser with respect to the transactions contemplated by this Agreement shall be consistent with that allocation.

     (b) Maintenance of Books and Records. Each of Seller and Purchaser shall preserve until the second anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the Assets or the Business prior to the Closing Date, except for those records transferred from Seller to Purchaser at Closing. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the officers and employees of such party, and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the Assets or the Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (A) as required by any applicable Laws, (B) with the prior written consent of the party who owns such information, which consent shall not be unreasonably withheld, delayed or conditioned or (C) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives. Such books and records may nevertheless be destroyed by a party if such party sends to the other party written notice of its intent to destroy such books and records, specifying with particularity the contents of the books and records to be destroyed. Such books and records may then be destroyed after the 30th day after such notice is given unless the other party objects to the destruction, in which case the party seeking to destroy the books and records shall deliver such books and records to the objecting party.

     (c) Mail, Etc. Mail and payments relating to the Assets received by Seller after the Closing Date will be forwarded to Purchaser. From and after the Closing Date, Seller will promptly refer all inquiries relating to the Assets to Purchaser.

     (d) Certain Consents. To the extent that Seller's rights under any Contract, permit, or other Asset to be assigned to Purchaser hereunder may not be assigned without the consent of another person which has not been obtained prior to the Closing Date, and which is material to the ownership, use or disposition of an Asset or the operation of the Business, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller and Purchaser shall use their commercially reasonable good faith efforts to obtain any such required consents as promptly as possible.

     (e) Best Efforts; Further Assurances; Cooperation. Subject to the other provisions in this Agreement, the parties hereto shall in good faith perform their obligations under this Agreement before, at and after the Closing, and shall each use their reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to obtain all authorizations and consents and satisfy all conditions to the obligations of the parties under this Agreement, and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with the terms hereof. The parties shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement. Upon the execution of this Agreement and thereafter, each party shall take such actions and execute and deliver such documents as may be reasonably requested by the other party hereto in order to consummate more effectively the transactions contemplated by this Agreement.

     (f) Transition. Seller shall have a reasonable period of time after the Closing in which to remove its books and records from Seller's former premises. Purchaser will provide such assistance in this process as Seller may reasonably request, including but not limited to (1) providing access to Purchaser's premises at such reasonable times as Seller may request, and (2) making the appropriate officers and directors of Purchaser available to Seller to assist the new officers of Seller in familiarizing themselves with Seller's books and records, and other issues related to the continued management of the Seller.

                                   SECTION 9.
                                    RELEASES

     (a) Purchaser Release. Effective as of the Closing Date, Purchaser, for itself and on behalf of all of its direct and indirect partners, shareholders, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Releasing Parties"), shall release and forever discharge Seller and all of its direct and indirect partners, members, officers, directors, employees, affiliates (both persons and entities), representatives, beneficiaries, predecessors in interest, successors in interest, and assigns (the "Released Parties"), of and from any and all claims, demands, actions and causes of action whatsoever, in law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Releasing Parties may have had, may now have or may hereafter acquire with respect to any matters whatsoever relating to any actions taken or omitted by Released Parties at any time from the beginning of the world through and including the date hereof.

     (b) Individual Releases. As a material inducement for Seller to enter into this Agreement, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, for themselves and their heirs, representatives, successors and assigns, effective as of the Closing Date, do hereby release and forever discharge, fully, finally, irrevocably and unconditionally, the Released Parties of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that any of them may have had, may now have or may hereafter acquire with respect to their respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller, including, without limitation, any and all claims, grievances, causes of action, charges or complaints that any of them has, could have, or might have asserted under any age, race, color, sex, national origin, religion, disability, or other discrimination law, including specifically claims under the Age Discrimination in Employment Act, in any lawsuit or before the Equal Employment Opportunity Commission or any other government agency, or under any other federal or state law, statute, executive order, regulation, ordinance, decision or rule of law.

     (c) Seller Releases. As a material inducement for Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili to enter into this Section 9 of this Agreement, Seller, effective as of the Closing Date, hereby releases, for itself and its successors and assigns, Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili of and from any and all claims, charges, complaints, demands, actions, promises, liabilities, obligations and causes of action whatsoever, whether at law or equity, whether known or unknown, fixed or contingent, and whether asserted or not, that Seller may have had, may now have or may hereafter acquire with respect to such persons' respective employment agreements, including any amendments thereto, with Seller or otherwise arising in connection with their employment with or separation from Seller; provided, however, for purposes of clarification, that this Section 9(c) shall not serve as a release of any claim, charge, complaint, demand, action, promise, liability, obligation or cause of action arising out of this Agreement or any other agreement entered into in connection with the proposed sale of the Business to Tulix pursuant to this Agreement, or arising out of any fraud, willful misconduct, or criminal act.

                                  SECTION 10.
                                     CLAIMS

     (a) Survival of Representations and Warranties. All of the representations and warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and continue until the date which is the eighteen month anniversary of the Closing Date.

     (b) Limitation on Claims by Purchaser. The principals of the Purchaser are also the officers of the Seller and members of the Seller's board of directors. The principals of the Purchaser are the parties responsible for the creation of all schedules to this Agreement. Notwithstanding any other provision of this Agreement, Purchaser agrees that it shall not be entitled to make any claim against Seller based on the alleged breach by Seller of any representation or warranty contained in this Agreement if such alleged breach relates to information or circumstances about which the officers or employees of Purchaser knew or should have known by virtue of the offices and positions they held at Seller prior to Closing.

     (c) Limitation on Claims. Neither party will be liable under this Agreement for any demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs, or expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and litigation, and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), resulting from the breach of any representation or warranty of such party contained in this Agreement or in any other agreement or instrument executed and delivered by such party in connection with this Agreement, until the aggregate amount of all such Losses exceeds $25,000 and, in that event, the damaged party shall be entitled to recovery of all such Losses.

                                   SECTION 11.
                                  MISCELLANEOUS

     (a) Acknowledgement regarding Legal Counsel. Purchaser acknowledges and agrees that Sutherland Asbill & Brennan LLP ("SAB") is acting as counsel to Seller and is representing Seller in connection with this Agreement and the transactions contemplated hereby and that SAB is not representing, and has not represented, Purchaser in any respect, including any representation in connection with this Agreement and the transactions contemplated hereby. Purchaser further acknowledges and agrees that it has been advised to seek its own independent legal counsel in connection with this Agreement and the transactions contemplated hereby.

     (b) Sales, Transfer and Documentary Taxes, etc. All sales and use taxes relating to the sale and transfer of the Assets pursuant to this Agreement shall be paid by Purchaser. Purchaser also shall pay all other federal, state and local documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Assets in accordance herewith whether imposed by applicable Laws on Seller or Purchaser, and Purchaser shall indemnify, reimburse and hold harmless Seller in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

     (c) Entire Agreement; Assignment. This Agreement, which includes the Schedules and the other documents, agreements, certificates and instruments executed and delivered pursuant to or in connection with this Agreement, sets forth the entire understanding and agreement of the parties hereto with respect to the transactions contemplated hereby. Any and all prior or contemporaneous negotiations, agreements, representations, warranties and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded in their entirety by this Agreement and shall not create any liability on the part of either party hereto in favor of the other party, except as otherwise expressly set forth in this Agreement. This Agreement shall not be assigned, amended or modified except by written instrument duly executed by each of the parties hereto; provided, however, that Purchaser may assign its rights and obligations under this Agreement to a wholly owned subsidiary or to a purchaser of all or substantially all of Purchaser's assets, whether by sale of assets, sale of stock, merger or otherwise.

     (d) Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     (e) Termination. This Agreement may be terminated at any time prior to Closing only upon the written agreement of both parties.

     (f) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

          If to Purchaser:

               Tulix Systems, Inc.
               3495 Piedmont Road
               Suite 110
               Atlanta, GA 30305
               (404) 237-4646
               (404) 233-1977 (facsimile)
               Attn:    Timothy R. Robinson

          If to Seller:

               HomeCom Communications, Inc.
               3495 Piedmont Road, Suite 110
               Atlanta, GA 30305
               Attn:  President
               (404) 237-4646
               (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

               Sutherland Asbill & Brennan LLP
               2300 First Union Plaza
               999 Peachtree Street, N.E.
               Atlanta, GA  30309-3996
               Attn:  Wade H. Stribling, Esq.

               (404) 853-8000
               (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     (g) Delaware Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.

     (h) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns, and nothing contained in this Agreement or the other Purchase Agreements shall be construed as conferring any rights on any other persons.

     (i) Headings; Gender; Certain Definitions. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity. The "knowledge" of a person shall include the current actual awareness of such person, such person's officers charged with the responsibility for the matters qualified by the use of the term "knowledge" and such matters as would be revealed by a review of such person's records.

     (j) Schedules. All Schedules referred to herein are incorporated herein by reference and are intended to be and hereby are specifically made a part of this Agreement.

     (k) Severability. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or render unenforceable any other provision of this Agreement.

     (l) Counterparts. This Agreement may be executed in any number of counterparts and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     (m) Drafting of Agreement. Each party has participated in the negotiation and preparation of this Agreement; therefore, this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

     (n) Time of the Essence. Time is of the essence of this Agreement.

     (o) Actions and Proceedings. Each party to this Agreement consents to the exclusive jurisdiction and venue of the state courts of the State of Delaware and the United States District Court for any District of Delaware in any action or judicial proceeding arising out of or relating to this Agreement ("Proceeding"). Each party consents and submits to the exclusive personal jurisdiction of any court in the State of Delaware in respect of any such Proceeding. Each party consents to service of process upon it with respect to any such Proceeding by registered mail, return receipt requested, and by any other means permitted by applicable Laws. Each party waives any objection that it may now or hereafter have to the laying of venue of any such Proceeding in any court in the State of Delaware and any claim that it may now or hereafter have that any such Proceeding in any court in the State of Delaware has been brought in an inconvenient forum. Each party waives its right to a trial by jury in any such Proceeding.

     (p) Execution by Facsimile. Either party may deliver an executed copy of this Agreement and any documents contemplated hereby by facsimile transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.



                         (Signatures on following pages)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above:


                                          PURCHASER:

                                          TULIX SYSTEMS, INC.



                                          By: /s/ Gia Bokuchava
                                          --------------------------------------
                                          Name: Gia "George" Bokuchava
                                          Title: CEO


                                          SELLER:

                                          HOMECOM COMMUNICATIONS, INC.



                                          By: /s/ Michael Sheppard
                                          --------------------------------------
                                          Name: Michael Sheppard
                                          --------------------------------------
                                          Title: Vice President
                                          --------------------------------------



                                          FOR PURPOSES OF SECTION 9(b) ONLY:


                                          /s/ Gia Bokuchava
                                          --------------------------------------
                                          Gia Bokuchava

                                          /s/ Nino Doijashvili
                                          --------------------------------------
                                          Nino Doijashvili

                                          /s/ Timothy R. Robinson
                                          --------------------------------------
                                          Timothy R. Robinson

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (a)
                              Intellectual Property

All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (b)
                                    Contracts
                                 As of 12/31/02

    Client                 Description             Period        Expiration
--------------------------------------------------------------------------------
Bend Cable          Monthly Hosting Services       Monthly     01/31/04

Belle Chambre       Monthly Hosting Services       Monthly     Month to Month

Bituminous Fire     Monthly Hosting Services       Monthly     08/31/03

Landry's            Monthly Hosting Services       Monthly     Month to Month

Magellan Health     Monthly Hosting Services       Monthly     Month to Month

Merchants           Monthly Hosting Services       Monthly     Month to Month

NCB                 Monthly Hosting Services       Monthly     Month to Month

T.C. Fields         Monthly Hosting Services       Monthly     Month to Month

Road Runner         Monthly Hosting Services       Monthly     Expired 12/31/01

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (c)
                               Accounts Receivable
                                 As of 12/31/02

          Client                                                         Amount
--------------------------------------------------------------------------------
Road Runner                                                            70,000.00
                                                                       ---------
Total                                                                  70,000.00
                                                                       =========

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (d)
                                    Equipment


                   EQUIPMENT / MODEL #              SERIAL #
--------------------------------------------------------------------------------

            OFFICE EQUIPMENT

Toshiba 2530 CDS                                    49634310A
Dell Dimension                                      183BQ
Sony Multiscan w7000                                2000353
Dell Trinitron                                      7047788
Viewsonic                                           G810
ACI PIII P.C.                                       97001419
HP Deskjet 895CSE / C6410B                          SG9611W0R3
Brother Electronic Typewriter GX8250                B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm             8471538
Dell Dimension T450                                 11LQR
Viewsonic G810                                      Q190775179
HP Laserjet 2100                                    USGX066422
ACI PIII P.C.                                       97200545
Viewsonic G810                                      QV01445958
Unisys Aquatam /DMS/6                               49609557
Dell Ultrascan 20TX / D2026t-HS                     2024784
Toshiba Tecra 730CDT / PA1228U                      10614039
HP Laserjet 4M Plus C2039A                          JPGK235556
ACI PIII P.C.                                       97001421
Viewsonic G810                                      QV01344797
Dell Monitor M780                                   5322DE22KJ59
HP Laserjet 3100 C3948A                             USBG021007
Gateway 2000 P5-120                                 4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                 8443375
HP Scanjet 4C / C2520B                              SG719230CV
Viewsonic G810                                      QV01445960
Gateway 2000 G6                                     6003513
ACI PIII P.C.                                       97200544
MAC                                                 XB0211BHHSF
Dell Monitor M780                                   3872E808
HP Officejet 520 / C3801A                           US75MA21M2
Gateway 2000 / CPD-GF200                            7025149
HP Pavilion 4455 / D7394A                           US91168277

Gateway 2000 Vivitron 15 / CPD15F23                 8632172
Gateway 2000 G6 -200                                6003511
Viewsonic G810                                      QV01445756
HP Deskjet 895CSE / C6410B                          SG91Q1V05G
ACI PIII P.C.                                       97200546
Macintosh Power PC 8500/120                         XB5490QL3FT
Dell Monitor M780                                   5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01               MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                  49629218A
Infocus / LP435Z                                    3EW91400111
Infocus Lite Pro 580                                2AB0601787
KDS Flat Screen Monitor KLT1513A                    1540SBB36004376
KDS Flat Screen Monitor KLT1711A                    1763BBB34006041
KDS Flat Screen Monitor KLT1711A                    1763BBB34006142
KDS Rad 5 Flat Screen                               5003944900267
KDS Rad 5 Flat Screen                               5003944900174
Dell Dimension CPU 4400                             8S4WG11
Dell Dimension CPU 4400                             5S4WG11
Nicon Collpix 5000                                  178-74515-1762
I-Book 700 Mhz Small Screen                         N/A



            NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                   UXCXM
Seagate External DDS3 Tape Drive / STD62400N        GT00MSM
Dell Power Edge 6350                                6J8I0
Raid Web 500 Gigs External Raid                     No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz               6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                   6L80I
Artecon 200 Gig External Raid                       24514570296
Artecon 200 Gig External Raid                       24514570320
Artecon 200 Gig External Raid                       24514570326
Artecon 200 Gig External Raid                       24515330067
ATL Power Store L200 DLT Auto Loader                No Serial#
TeleNet Server Pentium Pro 200                      TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz           4JEDB
TeleNet Server Pentium2 333mhz                      TSS98040035
TeleNet Server Pentium2 300mhz                      TSS98040027
TeleNet Server Pentium2 266mhz                      TSS98050001
TeleNet Server Pentium2 266mhz                      TSS98030058
TeleNet Server Pentium2 400mhz                      TSS98030057
TeleNet Server Dual Pentium2 300mhz                 TSS98070082
TeleNet Server Pentium2 300mhz                      TSS98030005
3Com SuperStack2 Switch                             7WKR101215
Gateway 2000 Pentium Pro 200mhz                     7248477
Belkin OmniView                                     No Serial#
3Com SuperStack2 Switch                             SWKR096596

ADC Kentrox Data-Smart T3/E3 IDSU                   DDM1UZPBRA
Cisco 7200                                          72602314
Cisco 7200                                          72602346
Superstack II Dual Hub 500-0801                     72BV200F84F
Cisco Catalyst 1900                                 00902B49C540
Cisco 3524 Catalyst                                 000196348D00
Sun Ultra 5                                         FW01950150
Dell Pentium Dimension XPS Pro 200mhz               92CW1
Dell Pentium Dimension XPS P266                     FN77S
Cisco 3620 Frame Relay                              362088634
96 Port Patch Panel                                 No Serial#
Centercom 3024tr (Hub)                              PT3F7080E
Centercom 3024tr (Hub)                              F03N611BD
Prime 133mhz                                        No Serial#
Generic Pentium Pro 200mhz                          H1VHGD
Quantex Pentium 120mhz                              5001410090
Quantex Pentium 120mhz                              5001417346
Digital Link DL3100 Digital Service Multiplexer     3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                       7252411
Power Mac 7100/80                                   FC5080UR44H
Gateway Pentium 100mhz                              5232643
ACI Pentium III 450mhz                              97001420
Belkin OmniView 6 Port                              No Serial#
Gateway Pentium Pro 200mhz                          4224929
Gateway Pentium 120mhz                              6425691
Unisys Pentium Pro 180mhz                           4907791
ACI Pentium 100mhz                                  No Serial#
Belkin OmniView 6 Port                              No Serial#
3Com SuperStack2 Switch                             7YDB025314
3Com SuperStack2 Switch                             7WKR101189
Mag Innovision                                      MI58HA022364
Belkin OmniView 6 Port                              No Serial#
Mag Innovision                                      MI58HB033662
ACI P.C.                                            97001422
Belkin Omniview Pro 8 Port                          No Serial#
Dell M780 Monitor                                   5322DA0727
Telnet Server                                       TSS98030051
Dell Poweredge 4300                                 01V8E
Dell Dimension XPS D266                             No Serial#
Dell VC5 Monitor                                    15001106
Sun Netra Ultra Spark Drive                         618F1905
Sun Ultra Enterprise 450                            024H2F8C
Mag Innovision / MagDX1795                          018C1358
Telenet Server                                      TSS98040034
Telenet Server                                      TSS98070014
DLT Tape Drive External                             2625
Sun                                                 012H26ED
CT                                                  US82321776
Gateway 2000 G6200                                  6986892

Gateway 2000 G6200                                  7248475
ACI PC                                              97200548
Gateway 2000 G6200                                  MI58HA022363
Belkin Omni View 6Port                              No Serial#
3Com SuperStack2 Switch                             7A8F000301
3Com SuperStack2 Switch                             7WKR106693
Power PC                                            FC6012TV3FV
Telenet Server                                      TSS98030059
Telenet Server                                      TSS98030060
Telenet Server                                      TSS98070013
Gateway 2000 Vivitron / CPD-GF200                   7050359
Belkin Omniview 6 Port                              No Serial#
Sun Ultra 1 Creator                                 607F04E1
Sun Ultra 1 Creator                                 651F0EEE
Sun Enterprise 220R                                 012H3098
Sparc Station 10                                    251F5398
Power PC                                            XB5310L03FT
Arena II Disk Array                                 10180
3Com Baseline Switch                                0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                    15370
Dell PowerEdge 4600                                 3VK4M11
APC Smartcell XR                                    EP9707162693
APC Smartcell XR                                    EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


            PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)

SVMi-4 4 Port Voicemail Card
2 - single line ports
1 - 28 button Display Speaker Phones                Falcon 28D
10 - 18 Button Display Speaker Phones               Falcon 18D


            UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                   SCHEDULE 2
                               Assumed Liabilities



Schedule 2 will be completed on the Closing Date and will identify all liabilities that exist on the Closing Date that will be transferred to Purchaser, including any and all liabilities related to accounts payable incurred in the ordinary course of business, including past due amounts.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 3(b)
    Payments that Cause an Adjustment to the Guaranteed Closing Date Cash/AR



Payment Matter

1.       AT&T
2.       Applied Theory
3.       Bell South
4.       City of Atlanta
5.       Deutsche (RSW)
6.       Faulkner & Gray
7.       FedEx
8.       Sherb & Company
9.       Genesys Conferencing
10.      Globix
11.      Hinkley Springs
12.      ICSA
13.      JPTurner
14.      Property Georgia(Lease Liability Building 14)/Dietrich Evans et al.
15.      Newmark & Co. (Lease Liability NY)
16.      Millenia Internet
17.      Newcourt
18.      Nextlink
19.      Oracle
20.      Professional Exchange
21.      Sutherland Asbill & Brennan
22.      Set Focus
23.      Social Security Administration (FUTA penalty)
24.      Standard & Poor's
25.      Tokai (Ricoh)
26.      TriState Office Products
27.      World Investor Link
28.      Mitchell Financial Printing
29.      Michael Sheppard

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(d)
                          Required Government Consents

                                      None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(e)
                           Required Contract Consents


     The following contracts would need prior written consent to be transferred to Purchaser (per Standard Terms and Conditions Paragraph 6. of their service agreements with HOMECOM):

Bend cable Communications
Belle Chambre
Bituminous Insurance

The following suppliers would need to be transferred to Purchaser; Automatic Systems
BSDI/Windriver
Coca Cola
Data Power Systems
Docu-Team
Genuity/Level III Communications
Oracle
Piedmont Ivy
Pitney Bowes
Skytel

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(g)
                             Purchaser Capital Stock



Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili own 100% of the outstanding shares of common stock of Purchaser.

                                 TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 5(h)
                                   Litigation

Seller Litigation:
------------------

     No Litigation is pending, or, to Purchaser's best knowledge, threatened against Seller or its subsidiaries or any of its present of former directors, officers, or employees, affecting, involving, or relating to any of the Assets or the Business except as listed below.

     On or about February 8, 2002, Seller received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that Seller defaulted on its lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint sought damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs. On December 18, 2002 Seller reached an out of court settlement with Georgia OBJLW One Corporation in the amount of $135,000, consisting of one payment of $30,000 paid at that time, followed by seven monthly payments of $15,000 to be made from February through August, 2003.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against Seller alleging, among other things, that Seller breached its contract with Siemens. The complaint sought damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California. On April 26, 2002, after retaining counsel and as a result of the Company's response, the complaint was dismissed.


Purchaser Litigation:
---------------------

     None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 8(a)
                          Allocation of Purchase Price



To be determined by the Purchaser at its reasonable discretion, if applicable.

                                    EXHIBIT 1
                                    ---------

                         Form of Shareholder's Agreement

                               TULIX SYSTEMS, INC.

                              SHAREHOLDER AGREEMENT


     This Shareholder Agreement (the "Agreement") is made as of _______________, 2003 by and among Tulix Systems, Inc., a Georgia corporation (the "Company"), HomeCom Communications, Inc., a Delaware corporation ("HomeCom"), and the holders of the Company's Common Stock, $.01 par value (the "Common Stock"), listed on Schedule 1 attached hereto (the "Founding Shareholders").

                                    RECITALS
                                    --------

     A. HomeCom and the Company are parties to that certain Asset Purchase Agreement, dated as of ___________, 2003 (the "Asset Purchase Agreement"), pursuant to which HomeCom has sold to the Company, and the Company has purchased from HomeCom, substantially all of the assets used in the operation of HomeCom's hosting and website maintenance business in exchange for consideration that includes, among other things, fifteen percent (15%) of the outstanding shares of Common Stock.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

     1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "HomeCom Holder" shall mean HomeCom and those direct and indirect transferees, assignees and successors of HomeCom that own shares of Common Stock of record at the relevant time. The transferees, assignees and successors of HomeCom that shall be considered "HomeCom Holders" for purposes of this Agreement shall be limited to the first five (5) direct or indirect transferees, assignees and successors of HomeCom.

          (b) "Initial Public Offering" shall mean the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, (other than a registration relating solely to a transaction under Rule 145 under such Act or any successor thereto) or to an employee benefit plan of the Company.

          (c) "Securities" shall mean and include all shares of capital stock of the Company, any shares of capital stock of the Company or another entity that may be issued in exchange for or in respect of shares of capital stock of the Company (whether pursuant to stock split, stock dividend, combination, reclassification, reorganization, or any other means), and any right or instrument that contains any feature, conditional or otherwise, whereby any shares of such capital stock of the Company may be obtained.

          (d) "Shareholders" shall mean the HomeCom Holders and the Founding Shareholders.

          (e) "Shareholder's Pro Rata Percentage" shall mean, at any time, that percentage calculated by dividing the number of shares of Common Stock held by a Shareholder by the aggregate number of shares of Common Stock held by all Shareholders at such time.

          (f) "Shares" shall mean and include all Securities now owned or hereafter acquired by the Shareholders.

     2. Right of First Offer.

          (a) General. Subject to the terms and conditions specified in this
Section 2, the Company hereby grants to the Shareholders a right of first offer with respect to future sales by the Company of its Securities ("Later Securities"). A Shareholder who chooses to exercise the right of first offer may designate as purchasers under such right itself or its affiliates in such proportions as it deems appropriate.

          (b) Mechanics. Each time the Company proposes to offer any Later Securities, the Company shall first make an offering of such Later Securities to the Shareholders in accordance with the following provisions:

               (i) The Company shall give written notice ("Offer Notice") to each Shareholder stating (A) its bona fide intention to offer such Later Securities, (B) the number of such Later Securities to be offered, (C) the price and terms, if any, upon which it proposes to offer such Later Securities, and
(D) such Shareholder's respective Shareholder's Pro Rata Percentage.

               (ii) Within twenty (20) calendar days after receipt of the Offer Notice, each Shareholder may elect, by written notice to the Company (the "Reply Notice"), to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that number of such Later Securities determined by multiplying such Shareholder's Pro Rata Percentage by the total number of Later Securities specified in the Offer Notice. The Company shall sell to each Shareholder the number of Later Securities specified in each Shareholder's Reply Notice promptly following receipt of such Reply Notice.

               (iii) In the event that some Shareholders do not elect to fully subscribe for any Later Securities during the period specified in Section 2(b)(ii) above, the Company shall deliver, promptly upon the expiration of the period specified in Section 2(b)(ii) above, a notice (the "Second Offer Notice") to the Shareholders who have elected to purchase Later Securities in accordance with the provisions of Section 2(b)(ii) (the "Subscribing Shareholders"), which Second Offer Notice shall state (A) the number of unsubscribed Later Securities and (B) the number of such unsubscribed Later Securities that each Subscribing Shareholder is entitled to purchase, which number shall be calculated for each Subscribing Shareholder by multiplying the number of unsubscribed Later

Securities by a fraction, the numerator of which is the number of Later Securities for which such Subscribing Shareholder subscribed pursuant to Section 2(b)(ii) above and the denominator of which is the total number of Later Securities for which all Subscribing Shareholders subscribed pursuant to Section 2(b)(ii) above. Within ten (10) calendar days after receipt of the Second Offer Notice, each Subscribing Shareholder shall give written notice to the Company specifying the number of unsubscribed Later Securities that such Subscribing Shareholder elects to purchase, and the Company shall sell such number of Later Securities to such Subscribing Shareholder promptly after receipt of such notice.

          (c) The Company may, during the ninety (90) calendar day period following the expiration of both of the periods referenced in subsections 2(b)(ii) and 2(b)(iii) hereof, offer the remaining unsubscribed portion of the Later Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Later Securities within such period, or if such agreement is not consummated within ninety (90) calendar days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Later Securities shall not be offered unless first reoffered to the Shareholders in accordance herewith.

          (d) The right of first offer granted pursuant to this Section 2 shall not apply to the issuance of any Exempt Securities, as that term is defined in
Section 4(b) below.

     3. Right of Co-Sale.

          (a) The Shareholders shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of their Shares except to the other Shareholders, to the Company or as expressly provided in this Agreement.

          (b) Notwithstanding the foregoing paragraph (a), each Shareholder may transfer all or any of its Shares on one or more occasions (i) by way of gift to any member(s) of his family or to any trust or custodianship for the benefit of any such family member(s) or the Shareholder, provided that any such transferee shall agree in writing with the Company and the Shareholders, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to
Section 1(a)), (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were a Shareholder (unless such transferee is a transferee of HomeCom not entitled to rights as a HomeCom Holder pursuant to Section 1(a)), or (iii) by pledge of the Shares to any lender or creditor, provided that the restrictions set forth in Section 3 hereof shall apply in connection with any sale of such Shares upon foreclosure or acceptance of such Shares in lieu of foreclosure, or (iv) if the transferring Shareholder is a HomeCom Holder, by transfer of any or all of such HomeCom Holder's Shares on one or more occasions to a person that is, or upon completion of such transfer will be, a HomeCom Holder, provided that each HomeCom Holder shall be bound by all the provisions of this Agreement. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant (natural or adopted), brother or sister, or their spouses.

          (c) If at any time a Shareholder (a "Selling Shareholder") desires to sell all or any part of the Shares owned by him (the "Selling Shareholder Shares") to any person or entity other than one or more of the other Shareholders (the "Purchaser") and other than pursuant to Section 3(b) above (an "Offer"), such Selling Shareholder shall give written notice of such proposed sale or transfer to all of the Shareholders (the "Co-Sale Notice"), which Co-Sale Notice shall identify the Purchaser and specify the number of Selling Shareholder Shares, the price and the payment terms of the proposed sale. Each of the other Shareholders shall have the right to sell to the Purchaser, as a condition to such sale by the Selling Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Selling Shareholder, a number of Shares calculated by multiplying (i) the total number of Selling Shareholder Shares by (ii) such Shareholder's respective Shareholder's Pro Rata Percentage.

          (d) Each Shareholder wishing to so participate in any sale under this
Section 3 (a "Participating Shareholder") shall notify the Selling Shareholder in writing of such intention as soon as practicable after such Shareholder's receipt of the Co-Sale Notice delivered pursuant to Section 3(c), and in any event within twenty (20) calendar days after the date of receipt of such Co-Sale Notice from the Selling Shareholder, with such Participating Shareholder's notice to specify the number of Shares to be sold by the Participating Shareholder.

          (e) In the event that some Shareholders do not elect to fully participate in the Offer during the period specified in Section 3(d) above, the Selling Shareholder shall deliver a notice (the "Second Co-Sale Notice") to the Participating Shareholders, which Second Co-Sale Notice shall state (A) the aggregate number of Shares that the Shareholders were eligible to sell pursuant to Section 3(c) but did not elect to sell (the "Unsold Shares") and (B) the number of Unsold Shares that each Participating Holder is entitled to sell to Purchaser, which number shall be calculated by multiplying the number of Unsold Shares by a fraction, the numerator of which is the number of Shares that each Participating Shareholder elected to sell to Purchaser pursuant to Section 3(d) above and the denominator of which is the aggregate number of Shares that all Participating Shareholders elected to sell to Purchaser pursuant to Section 3(d) above. Within ten (10) calendar days after receipt of the Second Co-Sale Notice, each Participating Shareholder shall give written notice to the Company specifying the number of Unsold Shares that such Participating Shareholder elects to sell to Purchaser.

          (f) Following the expiration of both of the periods referred to in
Section 3(d) and Section 3(e), or at such earlier time as the Selling Shareholder, the Participating Shareholders and the Purchaser may agree upon, the Selling Shareholder and each Participating Shareholder shall sell to the Purchaser all or, at the option of the Purchaser, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those in the Offer provided by the Selling Shareholder under Section 3 above; provided, however, that any purchase of less than all of such Shares by the Purchaser shall be made from the Selling Shareholder and each Participating Shareholder pro rata based upon the relative amount of the Shares that the Selling Shareholder and each Participating Shareholder had decided to sell after complying with Section 3(c),
Section 3(d) and Section 3(e).

          (g) Any Shares sold by a Shareholder to a Purchaser pursuant to this
Section 3, other than Shares transferred pursuant to Section 3(b), shall no longer be subject to the restrictions imposed by this Agreement and shall no longer be entitled to the benefits conferred by this Agreement.

     4. Anti-Dilution Protection.

          (a) In the event that the Company shall, at any time or from time to time after the date hereof, sell or issue any Securities (any sale or issuance of Securities other than pursuant to clauses (i) or (ii) below being referred to herein as a "Subsequent Issuance") other than issuances (i) of Exempt Securities as defined in subsection (b) immediately below, or (ii) to Shareholders pursuant to rights of first offer granted pursuant to Section 2 hereof, unless, in such instance, the only Securities being issued pursuant to Section 2 are being issued to Founding Shareholders, in which case the issuance of such Securities shall be considered a Subsequent Issuance, then, upon each Subsequent Issuance, the Company shall issue to the HomeCom Holders additional shares of Common Stock such that the aggregate ownership interest of the HomeCom Holders shall remain at fifteen percent (15.0%) of the outstanding shares of Common Stock, on a fully-diluted basis. In such instances, the Company will issue to each HomeCom Holder a number of shares of Common Stock calculated by multiplying the total number of shares to be issued by the Company to all the HomeCom Holders by a fraction, the numerator of which is the number of Shares held by such HomeCom Holder and the denominator of which is the number of Shares held by all HomeCom Holders at such time. For purposes of this Agreement, the term "fully-diluted" shall mean the number of shares of Common Stock outstanding plus the number of shares of Common Stock then issuable upon conversion or exercise of all outstanding Securities.

          (b) Exempt Securities. The following issuances of Securities ("Exempt Securities") shall not be a considered Subsequent Issuances for purposes of
Section 4(a) above or issuances of Later Securities for purposes of Section 2 above: (i) the issuance or sale of Securities (and options, warrants or other rights therefor) to employees, consultants, advisors and directors, pursuant to plans or agreements approved by the board of directors for the primary purpose of soliciting or retaining their services or compensating them for their services; (ii) the issuance of Securities (and options, warrants or other rights therefor) to customers, business partners, financial institutions or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, provided, however, that the aggregate amount of Exempted Securities issuable pursuant to the exemptions provided by subsections (i) and (ii) above shall not exceed the number of shares equal to eight percent (8%) of the number of shares of Common Stock that are outstanding on the date hereof; (iii) the issuance or sale of Securities pursuant to the consummation of an Initial Public Offering;
(iv) the issuance of Securities in connection with a bona fide business acquisition by the Company of another business entity or technologies or pursuant to a strategic partnership or other business transaction, combination or relationship; (v) the issuance of securities in connection with a negotiated "equity financing" in which the Company agrees to sell Securities to an equity investor or a group of equity investors for cash consideration, provided, however, that this exclusion shall not apply if a majority of Securities to be purchased by the group of equity investors would be purchased by Founding Shareholders; or, (vi) the issuance of Securities in connection with any stock split, stock dividend, recapitalization, or similar transaction by the Company.

     5. Financial Information and Inspection Rights. For so long as HomeCom Holders continue to own at least twenty-five percent (25%) of the shares of Common Stock issued to the HomeCom Holders on the date hereof, the Company shall permit the HomeCom Holders, at the HomeCom Holders' expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the HomeCom Holders; provided, however, that the Company shall not be obligated pursuant to this
Section 5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information and provided, further, that the HomeCom Holders shall not be entitled to exercise the inspection rights granted pursuant to this Section 5 more than two times per year. In addition, the Company shall provide to the HomeCom Holders, upon the written request of any HomeCom Holder, with copies of the Company's unaudited financial statements, including a balance sheet, an income statement, and a statement of cash flows (the "Financial Statements"); provided, however, that the Company shall be obligated to provide the Financial Statements to the HomeCom Holders not more than two times per year.

     6. Term. This Agreement shall terminate (a) upon the mutual agreement of the HomeCom Holders and the Founding Shareholders or (b) the fifth anniversary of the date of this Agreement, whichever occurs first.

     7. Specific Enforcement. The parties expressly agree that the HomeCom Holders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Company or any Shareholder, the HomeCom Holders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     8. Legend. Each certificate evidencing the Shares of the Shareholders shall bear a legend substantially as follows:

     "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Shareholder Agreement dated as of __________, 2003, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     9. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to the Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom:

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646
                  (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000
                  (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature pages hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

     10. Entire Agreement and Amendments. This Agreement and the Asset Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that HomeCom Holders owning more than 50% of the shares then owned by all HomeCom Holders may effect any such waiver, modification, amendment or termination on behalf of all of the HomeCom Holders.

     11. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided herein, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

     12. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     13. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TULIX SYSTEMS, INC., a Georgia corporation


By:
------------------------------------------------
Gia Bokuchava, President and
Chief Executive Officer


HOMECOM COMMUNICATIONS, INC., a Delaware corporation


By:
------------------------------------------------
Name:
------------------------------------------------
Title:
------------------------------------------------


FOUNDING SHAREHOLDERS:


------------------------------------------------
Gia Bokuchava

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Nino Doijashvili

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------


------------------------------------------------
Timothy R. Robinson

Address:
------------------------------------------------

------------------------------------------------

------------------------------------------------

                                   Schedule I

                              Founding Shareholders

Gia Bokuchava
Nino Doijashvili
Timothy R. Robinson

                                    EXHIBIT 2
                                    ---------

                         Form of Secured Promissory Note

                             SECURED PROMISSORY NOTE
                             -----------------------


[$70,000.00]                                                    __________, 2003

     FOR VALUE RECEIVED, the undersigned, Tulix Systems, Inc., a Georgia corporation ("Maker"), promises to pay to the order of HomeCom Communications, Inc., a Delaware corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at ____________________________, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of [SEVENTY THOUSAND AND NO/100THS DOLLARS ($70,000.00)].

     The principal amount hereof shall be due and payable on ________ ____, 2004 (the "Maturity Date"). [Insert date that is one year after the Closing Date]

     Interest on the outstanding unpaid principal amount hereof shall accrue at the rate of seven percent (7.0%) per annum (computed on the basis of a 360-day year), beginning on the date hereof, and shall be due and payable on the Maturity Date.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. This Note is secured pursuant to the terms of that certain Security Agreement, of even date herewith, between Maker and Payee, as amended, supplemented or restated from time to time (the "Security Agreement"). It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in the Security Agreement, which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Security Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Security Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein and during any period that Maker shall have failed to make payment of any principal or interest due hereunder, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) that certain Asset Purchase Agreement, dated as of March ___, 2003, by and between Maker and Payee, (ii) the Security Agreement and (iii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Security Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that federal law may be applicable to the determination of the Maximum Rate. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Maker hereby irrevocably consents to the jurisdiction of the United States District Court and of all state courts sitting in New Castle County, Delaware, for the purpose of any litigation to which Holder may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in New Castle County, Delaware, unless Holder agrees to the contrary in writing.

     HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

     IN WITNESS WHEREOF, Maker, on the day and year first above written, has caused this Note to be executed under seal.

                                            MAKER:

                                            TULIX SYSTEMS, INC.,
                                            a Georgia corporation

                                            By:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                            [CORPORATE SEAL]

                                    EXHIBIT 3
                                    ---------

                           Form of Security Agreement

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is dated as of _________ ___, 2003, between Tulix Systems, Inc., a Georgia corporation ("Debtor"), and HomeCom Communications, Inc., a Delaware corporation ("HomeCom").

SECTION 1. Definitions

     1.1 Certain Defined Terms. Terms defined in the APA (as defined below) and not otherwise defined herein shall have the respective meanings provided for in the APA. The following terms shall have the respective meanings provided for in the UCC (as defined below): "Accounts," "Chattel Paper," "Commercial Tort Claim," "Documents," "General Intangibles," "Goods," "Instruments," "Inventory," "Letter of Credit Rights," "Proceeds," and "Supporting Obligations." The following terms, as used herein, shall have the meanings set forth below:

     "APA" means that certain Asset Purchase Agreement, dated as of March ___, 2003, between Debtor and HomeCom, as the same may be amended from time to time, and any document required by the APA to be delivered by Debtor in connection with the APA or the closing of the transactions contemplated therein.

     "Business" means Seller's business of developing and hosting Internet applications, products and services to commercial customers, the assets of which business are being transferred to Debtor pursuant to the APA.

     "Event of Default" means (a) the Debtor fails to timely perform any of its duties or obligations as specified in this Agreement or the Note in accordance with their respective terms, (b) the breach of any representation or warranty made by Debtor in this Agreement or the Note, (c) the breach of or failure to perform or observe any covenant or agreement contained in this Agreement or the Note, (d) the existence of any default under this Agreement or the Note, (e) the Debtor shall generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, (f) any proceeding is instituted by or against the Debtor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property, or (g) the Debtor is liquidated or dissolved.

     "Note" means one or more Secured Promissory Note(s), in the aggregated principal amount of [$70,000], dated on or after the date hereof, by Debtor in favor of HomeCom, referencing this Agreement, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructurings and refinancings thereof.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Secured Party" means HomeCom and its successors and assigns.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia and Delaware, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2 Other Definition Provisions. Any of the terms defined in Subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations. Capitalized terms used herein which are not specifically defined shall have the meaning given such terms in the Note (as defined below).

SECTION 2. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations (as defined below) in accordance with the terms thereof, Debtor hereby grants to Secured Party a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

          (a) the intellectual property identified on Schedule 2(a) (the "Intellectual Property");

          (b) the contracts identified on Schedule 2(b) (the "Contracts"), including any Accounts, General Intangibles, Chattel Paper, Documents, Instruments, Commercial Tort Claims, Letter-of-Credit Rights, and Supporting Obligations ancillary to, arising in any way in connection with, or otherwise relating to any of the Contracts, and including all Inventory or other Goods (including retained or repossessed Inventory or Goods), if any, sold to customers pursuant to the Contracts, and all insurance contracts with respect thereto;

          (c) the accounts receivable identified on Schedule 2(c) (the "Accounts Receivable");

          (d) the equipment being used as of the date hereof to service and maintain the Contracts and operate the Business and, in addition, the equipment identified on Schedule 2(d) (the "Equipment");

          (e) any Documents, Instruments or other receipts covering, evidencing or representing any of the assets identified in subparts (a) through (d) above;

          (f) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (e) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

          (g) Proceeds of all or any of the property described in subparts (a) -
(f) above.

SECTION 3. Security for Obligations

     This Agreement secures the payment and performance of the Note, and all renewals, extensions, amendments, restructurings and refinancings thereof (the "Secured Obligations").

SECTION 4. Debtor Remains Liable

     Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations, Warranties and Covenants

     Debtor represents, warrants and covenants as follows:

     5.1 Corporate Existence and Authority. The Debtor is duly organized, validly existing and in good standing in the State of Georgia and in every other state in which the nature of its business in such state requires it to be so qualified. It is duly authorized to execute and deliver this Agreement. None of the provisions of this Agreement violate or are in conflict with any provisions of the Debtor's Articles of Incorporation, as amended, Bylaws, as amended, or any existing agreement, court order or consent decree to which the Debtor is a party or may be bound. The Debtor has taken all necessary action to authorize the granting of the security interest pursuant to this Agreement and the delivery of any instruments as may be required under this Agreement.

     5.2 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     5.3 Payment of Indebtedness. The Debtor will pay or perform the Secured Obligations as and when they become due, payable and performable in accordance with the terms of such indebtedness and this Agreement.

     5.4 Place of Business. Except as permitted with the prior consent of the Secured Parties, the Collateral will be kept at 3495 Piedmont Road, Suite 110, Atlanta, Georgia 30305 (the "Premises"). The Debtor will not remove the Collateral from the Premises (other than the removal of such Collateral in the ordinary course of the Debtor's business) without the prior consent of the Secured Parties. The Debtor will immediately give written notice to Secured Party of any change in its chief executive office or principal place of business. Debtor does not do business under any corporate name, trade name or fictitious business name except for Debtor's corporate name on the date hereof. Debtor will notify Secured Party promptly in writing at least 30 days prior to
(a) any change in Debtor's name, identity, mailing address, jurisdiction of organization or corporate structure and (b) Debtor's commencing the use of any trade name, assumed name or fictitious name.

     5.5 No Liens or Financing Statements. The Debtor has, or will acquire, full and clear right, title and interest to the Collateral and will at all times keep the Collateral free from any adverse lien, security interest or encumbrance other than Permitted Liens. No financing statements covering all or any portion of the Collateral is on file in any public office, except with respect to Permitted Liens. For purposes of this Agreement, "Permitted Liens" shall mean those liens, encumbrances or security interests that are specified on Exhibit A.

     5.6 Perfection. This Agreement, together with the UCC filings referenced herein, create to secure the Secured Obligations a valid, perfected and first priority security interest in the Collateral and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     5.7 Restrictions. The Debtor will deliver or cause to be delivered such documents as the Secured Parties may reasonably request to secure the indebtedness, obligations and liabilities referred to in this Agreement including, without limitation, any continuation statements, a copy of the source code listing for the complete and current version of Debtor's program code for each of Debtor's software products included in the Collateral for the purpose of complying with U.S. Copyright Office deposit requirements in connection with registering (i) Debtor's claims of copyright ownership in and to each such software product with the U.S. Copyright Office and (ii) security interest in and to each software related product copyright rights and copyright registration related to the Collateral.

     5.8 No Transfer of Collateral. The Debtor will not sell or offer to sell or otherwise transfer all or any part of the Collateral (other than sales in the ordinary course of business) without the prior consent of the Secured Party.

     5.9 Books and Records; Inspection Rights. The Debtor will at all times maintain accurate and complete books and records with respect to the Collateral. A representative of Secured Party may inspect, audit and make copies of those books and records and any other data relating to the Collateral, at such reasonable times and places as such representative shall determine. In addition, a representative of Secured Party may inspect the Collateral at such times and places as such representative shall determine, and for that purpose may enter upon or into the Premises.

     5.10 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 6. Further Assurances

     6.1 Other Documents and Actions. Debtor will, from time to time, at Secured Party's expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     6.2 Secured Party Authorized. Debtor hereby authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

SECTION 7. Remedies

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral).

          (b) Assembly of Collateral. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may require Debtor, at Debtor's expense, to promptly assemble all or part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to all parties. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may occupy any premises owned or leased by Debtor where the Collateral or any part thereof is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Debtor in respect of such occupation.

          (c) Sale of Collateral. Upon the occurrence of an Event of Default, the Secured Party may sell all or part of the Collateral at public or private sale, at any of Debtor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, Debtor hereby deems 20-days advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral pursuant to this Section regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (d) Contract Rights. Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may exercise any rights and remedies of Debtor under or in connection with the instruments, chattel paper or contracts which represent the Contracts, the Accounts Receivable, the Intellectual Property or otherwise relate to the Collateral, including, without limitation, any rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provisions of, the instruments, chattel paper or contracts which represent the Contracts, Accounts Receivable or the Intellectual Property.

          (e) Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, or may direct Debtor to, take any action the Secured Party deems necessary or advisable to enforce collection of the Accounts Receivable, including, without limitation, notifying the account debtors or obligors under any Accounts Receivable of the assignment of such Accounts Receivable to the Secured Party and directing such account debtors or obligors to make payment of all amounts due or to become due directly to the Secured Party. Upon such notification and direction, and at the expense of Debtor, the Secured Party may enforce collection of any such Accounts Receivable, and adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Debtor might have done.

          (f) After receipt by Debtor of the notice referred to in subsection
(e) above, in accordance with the terms thereof and so long as an Event of Default has occurred and is continuing, all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts Receivable shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Debtor, and shall promptly be paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral. Debtor shall not adjust, settle or compromise the amount or payment of any receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 8. Limitation on Duty of Secured Party with Respect to Collateral

     Beyond the safe custody thereof, Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any Secured Party or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

SECTION 9. Application of Proceeds

     Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Note or with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor any surplus and Debtor shall remain liable for any deficiency.

SECTION 10. Continuing Security Interest; Transfer of Interest

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full (the "Termination Date"), provided, however, that the security interest in the Collateral created by this Agreement shall continue after the Termination Date with respect to any Secured Obligations that arose prior to the Termination Date, (b) be binding upon Debtor and its permitted successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Upon any termination of the security interests granted hereby, all rights to the Collateral shall revert to Debtor to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

SECTION 11. Notices

     Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

                  If to Company:

                  Tulix Systems, Inc.
                  3495 Piedmont Road
                  Suite 110
                  Atlanta, GA 30305
                  (404) 237-4646
                  (404) 233-1977 (facsimile)
                  Attn:    Timothy R. Robinson

                  If to HomeCom

                  HomeCom Communications, Inc.
                  3495 Piedmont Road, Suite 110
                  Atlanta, GA 30305
                  Attn:  President
                  (404) 237-4646 (404) 233-1977 (facsimile)

          With a copy, which shall not constitute notice, to:

                  Sutherland Asbill & Brennan LLP
                  First Union Plaza, Suite 2300
                  999 Peachtree Street, N.E.
                  Atlanta, GA  30309-3996
                  Attn:  Wade H. Stribling, Esq.

                  (404) 853-8000 (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified on the signature page hereto or in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed, sent via air courier, or mailed, as the case may be.

SECTION 12. Waivers, Non-Exclusive Remedies, Severability

     No failure on the part of Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any power, right or privilege under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any such power, right or privilege under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

     The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

SECTION 13. Successors and Assigns

     This Agreement is for the benefit of HomeCom and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns, provided that Debtor shall not assign this Agreement without Secured Party's prior written consent.

SECTION 14. Changes in Writing

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party and Debtor.

SECTION 15. Applicable Law

     This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Except as otherwise provided, the obligations of the Shareholders hereunder shall be binding upon their heirs, personal representatives, executors, administrators, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the HomeCom Holders, and any transferee thereof who is identified to the Company as a partner, shareholder or affiliate of a HomeCom Holder. Each of the parties consents to the exclusive jurisdiction of the federal or state courts in the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereto waives its right to trial by jury in any such proceeding.

SECTION 16. Expenses

     Debtor shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of enforcing the Security Interests, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

SECTION 17. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For the purposes of executing this Agreement, (a) a document signed and transmitted by facsimile or telecopier shall be treated as an original document; (b) the signature of any party on such document shall be considered as an original signature; (c) the document transmitted shall have the same effect as a counterpart thereof containing original signatures; and (d) at the request of Secured Party, Borrower, who executed this Agreement and transmitted the signature by facsimile or telecopier, shall provide such original signature to Secured Party. No party may raise as a defense to the enforcement of this Agreement that a facsimile or telecopier was used to transmit any signature of a party to the Note.

SECTION 18. Severability

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.


                                           DEBTOR:


                                           TULIX SYSTEMS, INC.



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           HOMECOM COMMUNICATIONS, INC.:



                                           By:
                                           -------------------------------------
                                           Name:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------

                                  Schedule 2(a)

                              Intellectual Property


All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner Personal Home Page Application, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.

                                  Schedule 2(b)

                                    Contracts


    Client                 Description               Period       Expiration
--------------------------------------------------------------------------------
Bend Cable           Monthly Hosting Services        Monthly    01/31/04

Belle Chambre        Monthly Hosting Services        Monthly    Month to Month

Bituminous Fire      Monthly Hosting Services        Monthly    08/31/03

Landry's             Monthly Hosting Services        Monthly    Month to Month

Magellan Health      Monthly Hosting Services        Monthly    Month to Month

Merchants            Monthly Hosting Services        Monthly    Month to Month

NCB                  Monthly Hosting Services        Monthly    Month to Month

T.C. Fields          Monthly Hosting Services        Monthly    Month to Month

Road Runner          Monthly Hosting Services        Monthly    Expired 12/31/01

                                  Schedule 2(c)

                               Accounts Receivable



                Client                                                 Amount
--------------------------------------------------------------------------------
Road Runner                                                           70,000.00
                                                                      ---------
Total                                                                 70,000.00
                                                                      =========

                                  Schedule 2(d)

                                    Equipment



               EQUIPMENT / MODEL #                                SERIAL #
--------------------------------------------------------------------------------

          OFFICE EQUIPMENT

Toshiba 2530 CDS                                                 49634310A
Dell Dimension                                                   183BQ
Sony Multiscan w7000                                             2000353
Dell Trinitron                                                   7047788
Viewsonic                                                        G810
ACI PIII P.C                                                     97001419
HP Deskjet 895CSE / C6410B                                       SG9611W0R3
Brother Electronic Typewriter GX8250                             B8D857536
Dell Trinitron Ultrascan 1000 / D1025tm                          8471538
Dell Dimension T450                                              11LQR
Viewsonic G810                                                   Q190775179
HP Laserjet 2100                                                 USGX066422
ACI PIII P.C                                                     97200545
Viewsonic G810                                                   QV01445958
Unisys Aquatam /DMS/6                                            49609557
Dell Ultrascan 20TX / D2026t-HS                                  2024784
Toshiba Tecra 730CDT / PA1228U                                   10614039
HP Laserjet 4M Plus C2039A                                       JPGK235556
ACI PIII P.C                                                     97001421
Viewsonic G810                                                   QV01344797
Dell Monitor M780                                                5322DE22KJ59
HP Laserjet 3100 C3948A                                          USBG021007
Gateway 2000 P5-120                                              4224926
Lexmark Optra T612
QMS Magic Color Printer / QMS-MCCX21                             Q0225680
Gateway 2000 Vivitron 15 / CPD15F23                              8443375
HP Scanjet 4C / C2520B                                           SG719230CV
Viewsonic G810                                                   QV01445960
Gateway 2000 G6                                                  6003513
ACI PIII P.C                                                     97200544
MAC                                                              XB0211BHHSF
Dell Monitor M780                                                3872E808
HP Officejet 520 / C3801A                                        US75MA21M2
Gateway 2000 / CPD-GF200                                         7025149
HP Pavilion 4455 / D7394A                                        US91168277
Gateway 2000 Vivitron 15 / CPD15F23                              8632172
Gateway 2000 G6 -200                                             6003511
Viewsonic G810                                                   QV01445756

HP Deskjet 895CSE / C6410B                                       SG91Q1V05G
ACI PIII P.C                                                     97200546
Macintosh Power PC 8500/120                                      XB5490QL3FT
Dell Monitor M780                                                5322DA03BH
Gateway 2000 Crystal Scan / YE0711-01                            MH54H4017645
Toshiba Satelite 2530CDS / PAS253U                               49629218A
Infocus / LP435Z                                                 3EW91400111
Infocus Lite Pro 580                                             2AB0601787
KDS Flat Screen Monitor KLT1513A                                 1540SBB36004376
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006041
KDS Flat Screen Monitor KLT1711A                                 1763BBB34006142
KDS Rad 5 Flat Screen                                            5003944900267
KDS Rad 5 Flat Screen                                            5003944900174
Dell Dimension CPU 4400                                          8S4WG11
Dell Dimension CPU 4400                                          5S4WG11
Nicon Collpix 5000                                               178-74515-1762
I-Book 700 Mhz Small Screen                                      N/A


          NOC EQUIPMENT

Dell Power Vault 130T Robotic DLT                                UXCXM
Seagate External DDS3 Tape Drive / STD62400N                     GT00MSM
Dell Power Edge 6350                                             6J8I0
Raid Web 500 Gigs External Raid                                  No Serial#
Dell Power Edge 6350 Dual Xeon 550mhz                            6J8EZ
Dell Power Edge 6350 4Xeon 550mhz                                6L80I
Artecon 200 Gig External Raid                                    24514570296
Artecon 200 Gig External Raid                                    24514570320
Artecon 200 Gig External Raid                                    24514570326
Artecon 200 Gig External Raid                                    24515330067
ATL Power Store L200 DLT Auto Loader                             No Serial#
TeleNet Server Pentium Pro 200                                   TSS97060017
Dell Power Edge 2400 Dual Pentium3 550mhz                        4JEDB
TeleNet Server Pentium2 333mhz                                   TSS98040035
TeleNet Server Pentium2 300mhz                                   TSS98040027
TeleNet Server Pentium2 266mhz                                   TSS98050001
TeleNet Server Pentium2 266mhz                                   TSS98030058
TeleNet Server Pentium2 400mhz                                   TSS98030057
TeleNet Server Dual Pentium2 300mhz                              TSS98070082
TeleNet Server Pentium2 300mhz                                   TSS98030005
3Com SuperStack2 Switch                                          7WKR101215
Gateway 2000 Pentium Pro 200mhz                                  7248477
Belkin OmniView                                                  No Serial#
3Com SuperStack2 Switch                                          SWKR096596
ADC Kentrox Data-Smart T3/E3 IDSU                                DDM1UZPBRA
Cisco 7200                                                       72602314
Cisco 7200                                                       72602346

Superstack II Dual Hub 500-0801                                  72BV200F84F
Cisco Catalyst 1900                                              00902B49C540
Cisco 3524 Catalyst                                              000196348D00
Sun Ultra 5                                                      FW01950150
Dell Pentium Dimension XPS Pro 200mhz                            92CW1
Dell Pentium Dimension XPS P266                                  FN77S
Cisco 3620 Frame Relay                                           362088634
96 Port Patch Panel                                              No Serial#
Centercom 3024tr (Hub)                                           PT3F7080E
Centercom 3024tr (Hub)                                           F03N611BD
Prime 133mhz                                                     No Serial#
Generic Pentium Pro 200mhz                                       H1VHGD
Quantex Pentium 120mhz                                           5001410090
Quantex Pentium 120mhz                                           5001417346
Digital Link DL3100 Digital Service Multiplexer                  3096030917
Digital Link T1 DSU/CSU
Gateway 2000 PentiumII 266mhz                                    7252411
Power Mac 7100/80                                                FC5080UR44H
Gateway Pentium 100mhz                                           5232643
ACI Pentium III 450mhz                                           97001420
Belkin OmniView 6 Port                                           No Serial#
Gateway Pentium Pro 200mhz                                       4224929
Gateway Pentium 120mhz                                           6425691
Unisys Pentium Pro 180mhz                                        4907791
ACI Pentium 100mhz                                               No Serial#
Belkin OmniView 6 Port                                           No Serial#
3Com SuperStack2 Switch                                          7YDB025314
3Com SuperStack2 Switch                                          7WKR101189
Mag Innovision                                                   MI58HA022364
Belkin OmniView 6 Port                                           No Serial#
Mag Innovision                                                   MI58HB033662
ACI P.C                                                          97001422
Belkin Omniview Pro 8 Port                                       No Serial#
Dell M780 Monitor                                                5322DA0727
Telnet Server                                                    TSS98030051
Dell Poweredge 4300                                              01V8E
Dell Dimension XPS D266                                          No Serial#
Dell VC5 Monitor                                                 15001106
Sun Netra Ultra Spark Drive                                      618F1905
Sun Ultra Enterprise 450                                         024H2F8C
Mag Innovision / MagDX1795                                       018C1358
Telenet Server                                                   TSS98040034
Telenet Server                                                   TSS98070014
DLT Tape Drive External                                          2625
Sun                                                              012H26ED
CT                                                               US82321776
Gateway 2000 G6200                                               6986892
Gateway 2000 G6200                                               7248475
ACI PC                                                           97200548
Gateway 2000 G6200                                               MI58HA022363

Belkin Omni View 6Port                                           No Serial#
3Com SuperStack2 Switch                                          7A8F000301
3Com SuperStack2 Switch                                          7WKR106693
Power PC                                                         FC6012TV3FV
Telenet Server                                                   TSS98030059
Telenet Server                                                   TSS98030060
Telenet Server                                                   TSS98070013
Gateway 2000 Vivitron / CPD-GF200                                7050359
Belkin Omniview 6 Port                                           No Serial#
Sun Ultra 1 Creator                                              607F04E1
Sun Ultra 1 Creator                                              651F0EEE
Sun Enterprise 220R                                              012H3098
Sparc Station 10                                                 251F5398
Power PC                                                         XB5310L03FT
Arena II Disk Array                                              10180
3Com Baseline Switch                                             0200/7A8F004256
Monarch MCS Server w/ AMD Athlon                                 15370
Dell PowerEdge 4600                                              3VK4M11
APC Smartcell XR                                                 EP9707162693
APC Smartcell XR                                                 EP9707162695
RR Hard Drive Case
RR Hard Drive Case
Automated tape Backup


          PHONE SYSTEM

Samsung DCS 50si Package w/ 6 Loop
 Misc. 1 for CID, 8 Station inter (6X16) system)
 SVMi-4 4 Port Voicemail Card

2 - single line ports
1 - 28 button Display Speaker Phones                             Falcon 28D
10 - 18 Button Display Speaker Phones                            Falcon 18D


          UPS / BACK-UP POWER

Honda Generator (3KW)
Honda Generator (3KW)

                                    EXHIBIT A
                                    ---------

                                 Permitted Liens
                                 ---------------

                                      None.

                                                                     EXHIBIT 2.4




                                   LICENSE AND

                               EXCHANGE AGREEMENT

                                  by and among

                                 EUROTECH, LTD.

                          HOMECOM COMMUNICATIONS, INC.

           and, solely with respect to ARTICLE V and ARTICLE XI hereof

                                 POLYMATE, LTD.

                                       and

                         GREENFIELD CAPITAL PARTNERS LLC



                                 March 27, 2003

                         LICENSE AND EXCHANGE AGREEMENT

     This LICENSE AND EXCHANGE AGREEMENT, dated as of March 27, 2003 (this "Agreement"), is made by and between EUROTECH LTD., a District of Columbia corporation (the "Company"), HOMECOM COMMUNICATIONS, INC., a Delaware corporation ("HomeCom"), and solely with respect to ARTICLE V and ARTICLE XI hereof, POLYMATE, LTD., an Israeli corporation ("Polymate"), and GREENFIELD CAPITAL PARTNERS LLC, a Delaware limited liability company ("Greenfield").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the Company desires to acquire from HomeCom, and HomeCom agrees to issue (i) 11,250 shares of Series F Convertible Preferred Stock of HomeCom, $.01 par value per share (the "HomeCom Series F Stock"),which will represent, upon conversion, 75% of the issued and outstanding shares of HomeCom common stock, par value $.001 per share (the "Common Stock") (other than the shares of Common Stock issuable upon conversion of HomeCom's outstanding Series B-E Convertible Preferred Stock and warrants or options, and the Series G Convertible Preferred Stock of HomeCom convertible into Common Stock) (such shares the "Exchange Shares"), such shares of HomeCom Series F Stock having the rights, powers and designations set forth in the Certificate of Designations of such HomeCom Series F Stock, a copy of which is annexed hereto as Exhibit B (the "Certificate of Designations") and (ii) 1,069 shares of Series G Preferred Stock, $ .01 par value per share, of HomeCom with a face value of $1,069,000 (the "Additional Preferred Shares"); and

     WHEREAS, the Company desires to license to HomeCom all right, title and interest held by the Company in the intellectual property and other associated assets described in Exhibit A attached hereto (collectively the "Licensed Property") as consideration for the Exchange Shares, and upon the terms and subject to the conditions set forth in this Agreement and the form of License Agreement to be mutually agreed upon by Eurotech and HomeCom and deliverd at the Closing (the "License Agreement"); and

     WHEREAS, HomeCom agrees to issue to Polymate, in consideration of the relinquishment of certain rights associated with the Licensed Property, 1,500 shares of HomeCom Series F Stock, representing, upon conversion, 10% of the issued and outstanding shares of Common Stock (other than the shares of Common Stock issuable upon conversion of HomeCom's outstanding Series B-E Convertible Preferred Stock and warrants or options of HomeCom convertible into Common Stock) (such shares the "Polymate Shares"), upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, HomeCom agrees to issue for its services as a finder in connection herewith to Greenfield 750 shares of HomeCom Series F Stock, representing, upon conversion, 5% of the issued and outstanding shares of Common Stock (other than the shares of Common Stock issuable upon conversion of HomeCom's outstanding Series B-E Convertible Preferred Stock and warrants or options of HomeCom convertible into Common Stock) (such shares the "Greenfield Shares"), upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, simultaneously with the execution of this Agreement, the holders of shares of Series B-E Convertible Preferred Stock are executing certain consent and forbearance agreements relating to such shares (the "B-E Consents");

     WHEREAS, the respective Boards of Directors of all of the parties hereto have approved the form, terms and conditions of this Agreement upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties agree as follows:

                                   ARTICLE I.

                 Closing; The Exchange; The Exchange Procedures

     1.1 Closing. The closing of the Exchange and the other transactions contemplated hereby (the "Closing") shall be made at such time and place as the parties may mutually agree, on or before April 15, 2003 (the "Closing Date").

     1.2 Company/HomeCom Proceedings. At the Closing, HomeCom shall issue to the Company 11,250 shares of HomeCom Series F Stock, representing the Exchange Shares and the Additional Preferred Shares (each denominated by separate certificates), and simultaneously therewith, and conditioned thereon, the Company shall execute and deliver the License Agreement to HomeCom as a part of and in connection with the issuance of the Exchange Shares. The Company will enter into the License Agreement only upon the obtaining by the Company of any applicable third party consents or similar documentation and the satisfaction of the other conditions contained herein. The issuance of the Exchange Shares and execution and delivery of the Licensed Property, in each case as contemplated herein, are referred to herein as the "Exchange".

     1.3 At the Closing, HomeCom shall issue to Polymate 1,500 shares of HomeCom Series F Stock, representing the Polymate Shares.

     1.4 Greenfield/HomeCom Proceedings. Greenfield is receiving the Greenfield Shares in consideration of services provided to HomeCom as a finder in connection with the transactions contemplated by the Exchange. At the Closing, HomeCom shall issue to Greenfield 750 shares of HomeCom Series F Stock, representing the Greenfield Shares.

                                   ARTICLE II.
                             [intentionally omitted]

                                  ARTICLE III.

                  Representations and Warranties of the Company

           The Company hereby represent and warrants to HomeCom that:

     3.1 Organization, Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the District of Columbia, and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a Material Adverse Effect (as defined below) on it.

     As used in this Agreement, the term "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the financial condition, assets or liabilities or business of such Person; provided, however, that Material Adverse Effect shall exclude any effect resulting from or related to changes or developments involving (1) a prospective change arising out of any proposed or adopted legislation, or any other proposal or enactment by any governmental, regulatory or administrative authority, (2) general conditions applicable to the economy of the United States, including changes in interest rates and (3) conditions or effects resulting from the announcement of the existence or terms of this Agreement.

     3.2 Corporate Authority and Approval. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company and is a valid and binding agreement enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception"). The Board of Directors of the Company has unanimously approved this Agreement and the other transactions contemplated by this Agreement.

     3.3 Government Filings; No Violations.

          (a) Except for filings required pursuant to the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder (collectively, the "Exchange Act") or any other federal or state securities laws or any stock exchange or other self regulatory organization, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any governmental or regulatory authority, court, agency, commission, body or other governmental entity ("Governmental Entity"), in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company or the Licensed Property, nor prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company,
(B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of each of the Company (with or without notice, lapse of time or both) pursuant to, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") binding upon it or any law, statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, license, authorization, opinion, agency requirement or permit of any Governmental Entity or common law (each, a "Law" and collectively, "Laws") to which it is subject or (C) any change in the rights or obligations of any party under any Contracts to which the Company is a party, except, in the case of clauses (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably 1ikely to have a Material Adverse Effect on the Company or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement. Schedule 3.3(b) ("Prior Contracts") sets forth a correct and complete list of Contracts of the Company pursuant to which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Agreement other than those where the failure to obtain such consents or waivers is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company or prevent or materially impair their ability to consummate the transactions contemplated by this Agreement.

     3.4 Reports; Financial Statements. The Company is a reporting company under the Exchange Act and the shares of the Company's common stock are registered under Section 12(g) of the Exchange Act. The Company has made available to HomeCom, through electronic filings on EDGAR, each registration statement, report, proxy statement or information statement prepared by it since December 31, 2000, including its Annual Report on Form 10-KSB for the year ended December 31, 2001 and its Quarterly Reports on Form 10-QSB for the quarters ended since December 31, 2000, in the form (including exhibits, annexes and any amendments thereto) filed with the Securities and Exchange Commission (the "SEC") (collectively, including any such registration statements, reports, proxy statements or information statements filed subsequent to the Agreement Date, its "Reports"). Since June 30, 2000, the Company has made all filings required to be made by the Securities Act of 1933, or any successor law, and the rules and regulations issued pursuant thereto (the "Securities Act"), and the Exchange Act. The financial statements and any supporting schedules of the Company included or incorporated by reference in the Company's Reports present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of their operations for the periods specified (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles of the United States consistently applied ("GAAP") during the periods involved, except as may be noted therein.

     3.5 Litigation and Liabilities. Except as disclosed in the Company's Reports filed prior to the Closing Date or on Schedule 3.5, there are no (i) civil, criminal or administrative suits, claims or hearings pending or, to the actual knowledge of its executive officers, threatened against the Company or any of its Affiliates with respect to the Licensed Property or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise and whether or not required to be disclosed with respect to the Licensed Property, or any other facts or circumstances, in either such case, of which its executive officers have actual knowledge and that are reasonably likely to result in any claims against or obligations or liabilities of the Company or any of its Affiliates, except for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Company, or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     For purposes of this Agreement, the term "Affiliate" means, with respect to any person or entity, any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     3.6 Compliance with Laws. Except as disclosed in the Company's Reports filed prior to the Closing Date or on Schedule 3.6, the businesses of the Company with respect to the Licensed Property have not been, and are not being, conducted in violation of Law, except for violations or possible violations that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Licensed Property or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement. To the actual knowledge of its executive officers, no material change is required in the Company's processes, properties or procedures in connection with any such Laws, and it has not received any notice or communication of any material noncompliance with any such Laws that has not been cured as of the Closing Date, except for such changes and noncompliance that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on them or prevent, materially delay or materially impair their ability to consummate the transactions contemplated by this Agreement.

     3.7 Brokers and Finders. Except for Greenfield, neither the Company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Exchange or the other transactions contemplated in this Agreement.

                                   ARTICLE IV.

                    Representations and Warranties of HomeCom

            HomeCom hereby represent and warrant to the Company that:

     4.1 Organization, Good Standing and Qualification. HomeCom is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate or similar power and authority and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing is not, when taken together with all other such failures, reasonably likely to have a Material Adverse Effect on it. HomeCom has made available to the Company a complete and correct copy of its certificate of incorporation and bylaws, each as amended to date. Such certificates of incorporation and bylaws are in full force and effect.

     4.2 Capital Structure. The authorized capital stock of HomeCom consists of
(i) 15,000,000 shares of Common Stock, of which 14,999,156 shares shall be issued and outstanding as of the Closing Date, and (ii) 125 shares of HomeCom Series B Preferred Stock, of which 17.8 shares shall be issued and outstanding as of the Closing Date; (iii) 175 shares of HomeCom Series C Preferred Stock, of which 90.5 shares shall be issued and outstanding as of the Closing Date; (iv) 75 shares of HomeCom Series D Preferred Stock, of 1.3 shares shall be issued and outstanding as of the Closing Date; (v) 106.4 shares of HomeCom Series E Preferred Stock, of which 106.4 shares shall be issued and outstanding as of the Closing Date (collectively, the "Series B-E Preferred Stock"). All of the outstanding shares of Common Stock, and Series B-E Preferred Stock, and the HomeCom Series F Stock, including the Exchange Shares, the Additional Preferred Shares, and the Polymate Shares and Greenfield Shares when issued at the Closing pursuant to this Agreement, have been or will (at the Closing) be duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in this Section 4.2 or on Schedule 4.2, as of the Closing Date, there are no additional issued and outstanding shares of Common Stock, Series B-E Preferred Stock or HomeCom Series F Stock, and there are no rights, options, warrants or similar instruments outstanding pursuant to which any shares of capital stock of any class or series of HomeCom are issueable to any person or entity, except for 1,069 shares of Series G Convertible Preferred Stock.

     4.3 Corporate Authority and Approval. HomeCom has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by HomeCom and is a valid and binding agreement of HomeCom, enforceable against HomeCom in accordance with its terms, subject to the Bankruptcy and Equity Exception. The Board of Directors of HomeCom has duly approved this Agreement.

     4.4 Government Filings; No Violations.

          (a) Except for filings required pursuant to the Exchange Act, no notices, reports or other filings are required to be made by HomeCom with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by HomeCom from, any Governmental Entity, in connection with the execution and delivery of this Agreement by it and the other transactions contemplated by this Agreement, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on HomeCom or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement by HomeCom does not, and the consummation by it of the Exchange and the other transactions contemplated by this Agreement will not, constitute or result in
(A) a breach or violation of, or a default under, its certificate of incorporation, certificates of designations or bylaws, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on its assets or the assets of any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any Contract binding upon it or any of its Subsidiaries or any Law to which it or any of its Subsidiaries is subject or (C) any change in the rights or obligations of any party under any Contracts to which it or its Subsidiaries are a party, except, in the case of clauses (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     4.5 Reports; Financial Statements. HomeCom is a reporting company under the Exchange Act and the shares of HomeCom Common Stock are registered under Section 12(g) of the Exchange Act. HomeCom has made available to the Company, through electronic filings on EDGAR, each registration statement, report, proxy statement or information statement prepared by it since December 31, 2002, including its Annual Report on Form 10-KSB for the year ended December 31, 2001, and its Quarterly Reports on Form 10-QSB for the quarters ended since December 31, 2001, in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such registration statements, reports, proxy statements or information statements filed subsequent to the Agreement Date, its "Reports"). Since June 30, 2000, HomeCom has made all filings required to be made by the Securities Act and the Exchange Act. As of their respective dates, the HomeCom Reports complied as to form with all applicable requirements and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The financial statements and any supporting schedules of HomeCom and its Subsidiaries included or incorporated by reference in the HomeCom Reports present fairly the consolidated financial position of HomeCom and its Subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. To the knowledge of the directors, officers, employees and legal and accounting representatives of HomeCom, except as disclosed on Schedule 4.5, as of the Closing Date, no Person or group beneficially owns 10% or more of the outstanding voting securities of the Company. As used in this Section 4.5, the terms "beneficially owns" and "group" shall have the meanings ascribed to such terms under Rule 13d-3 and Rule 13d-5 under the Exchange Act.

     4.6 Litigation and Liabilities. Except as disclosed in HomeCom's Reports filed prior to the Closing Date, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the actual knowledge of its executive officers, threatened against HomeCom or any of its Affiliates or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise and whether or not required to be disclosed, including those relating to matters involving any Environmental Law, or any other facts or circumstances, in either such case, of which its executive officers have actual knowledge and that are reasonably likely to result in any claims against or obligations or liabilities of HomeCom or any of its Affiliates, except for those that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on HomeCom or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     4.7 Compliance with Laws. Except as disclosed in HomeCom's Reports filed prior to the Closing Date, the businesses of HomeCom and its Subsidiaries have not been conducted in violation of any Laws. Except as disclosed in the HomeCom's Reports filed prior to the Closing Date, no investigation or review by any Governmental Entity with respect to the HomeCom or any of its Subsidiaries is pending or, to the actual knowledge of its executive officers, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

     4.8 Insurance. Schedule 4.8 to this Agreement is a complete list accurately describing all insurance policies held by HomeCom concerning its businesses and properties and any officer or director of HomeCom. All such policies are in the respective principal amounts set forth in Schedule 4.8 and are in full force and effect as of the Closing Date. HomeCom has not received written notice of any pending or threatened termination or retroactive premium increase with respect such policies, and HomeCom is in compliance in all material respects with all conditions contained therein. There are no pending claims against such insurance by HomeCom or any individual or entity covered under such policies as to which insurers have denied liability and no defenses provided by insurers under reservations of rights. HomeCom does not self insure any risk under any such policies other than applicable deductibles. None of the policies listed on
Schedule 4.8 shall terminate or be terminable pursuant to their terms as a result of the consummation of the transactions contemplated hereby.

     4.9 Brokers and Finders. Except for Greenfield, neither HomeCom nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Exchange or the other transactions contemplated in this Agreement.

     4.10 Indebtedness. As of the date hereof, HomeCom has incurred the indebtedness and obligations listed on Schedule 4.10, which schedule lists that certain accrued dividend liability owed to a preferred stockholder of HomeCom (the "Accrued Dividend Liability"). As of the Closing Date the Accrued Dividend Liability will have been paid or otherwise satisfied.

     4.11 Contracts. Except as set forth on Schedule 4.11 hereto, neither HomeCom nor its Subsidiaries are a party to any material contracts, leases, arrangements or commitments (whether oral or written) or is a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

     4.12 As of the Closing, all of the holders of the Company's Series B Convertible Preferred Stock, Series C Convertible Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock have executed forebearance as to certain default and given their consents to the transactions contemplated by the Agreement pursuant to the B-E Consents.

                                   ARTICLE V.
     Representations and Warranties of the Company, Polymate and Greenfield

     Each of the Company, Polymate and Greenfield (for these purposes, each, a "Stockholder") severally (and not jointly) represents and warrants to HomeCom, solely with respect to each as a Stockholder, that:

     5.1 Accredited Investor. The Stockholder is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act), and has such knowledge and experience in financial business matters that the Stockholder is capable of evaluating the merits and risks of the Exchange. The Stockholder's residence or, if other than a natural person, its principal office, is located in the jurisdiction indicated in the address of such Stockholder opposite its name on the signature page hereof.

     5.2 Review of SEC Filings. The Stockholder has had the opportunity to review the HomeCom's Reports.

     5.3 Opportunity for Investigation. HomeCom has given the Stockholder the opportunity to meet with HomeCom's directors and executive officers for the purpose of asking questions and receiving answers concerning the terms and conditions of the Exchange, and to obtain any additional information that HomeCom may possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information that HomeCom has furnished the Stockholder in connection with the Exchange.

     5.4 Restricted Securities. The Stockholder understands and acknowledges that the Exchange Shares, the Polymate Shares and Greenfield Shares being issued to the respective Stockholders in the Exchange are "restricted securities," (as such terms is defined in Rule 144(a)(3) under the Securities Act) that the certificate or certificates evidencing those shares will bear a legend, substantially in the form set forth below, indicating that those shares are restricted securities, and that those shares may not be Licensed except pursuant to an effective registration statement under the Securities Act or an available exemption from such registration.

     The legend referred to above will be substantially as follows:

     "These securities have been issued pursuant to an exemption under the Securities Act of 1933 and are restricted securities, and neither such securities nor any interest therein may be offered, sold, pledged, hypothecated, made the subject of a gift or otherwise Licensed, for value or otherwise, without the written approval of counsel for the issuer making specific reference to this certificate. The transfer agents of the issuer have been instructed to register transfers of the shares evidenced by this certificate only in accordance with the foregoing instructions."

     5.5 Stockholder's Intent. The Stockholders are acquiring the Exchange Shares, the Polymate Shares and Greenfield Shares, respectively, and such acquisition is for the Stockholders' own account, for investment purposes, and not with a view towards their distribution, except such distribution is permitted under applicable law or with the knowledge of HomeCom.

     5.6 Enforceability. This Agreement is the Stockholders' valid and binding obligation, enforceable against the Stockholder in accordance with it terms.

                                   ARTICLE VI.

                             Post-Closing Covenants

     6.1 Financial Statements. The parties shall cooperate in preparing and/or causing to be prepared the information and financial statements required by Form 8-K under the Exchange Act. As soon as practicable after the Closing Date, but in no event later than forty-five (45) days after the Closing Date, HomeCom shall deliver its audited financial statements as of and for the year ended December 31, 2002, and such audit shall have been conducted by such accounting firm mutually acceptable to the parties.

     6.2 Access; Consultation.

          (a) Upon reasonable notice, and except as may be prohibited by applicable Law, HomeCom and Company each shall (and shall cause their Subsidiaries to) afford to the other and the employees, agents and representatives (including any attorney or accountant retained by either party) of either party, as the case may be, reasonable access, during normal business hours throughout the period prior to the Closing Date, to its properties, books, Contracts and records and, during such period, each shall (and shall cause their Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as may reasonably be requested, provided that no investigation pursuant to this Section 6.2 shall affect or be deemed to modify any representation or warranty under this Agreement, and provided, further, that the foregoing shall not require HomeCom or the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of HomeCom or the Company, as the case may be, would result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if HomeCom or the Company, as the case may be, shall have used all reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All requests for information made pursuant to this Section 6.2 shall be directed to an executive officer of HomeCom or the Company, as the case may be, or such Person as may be designated by any such executive officer, as the case may be.

          (b) Subject to applicable Laws relating to the exchange of information, from the Agreement Date to the Closing Date, the Company and HomeCom agree to consult with each other on a regular basis on a schedule to be agreed with regard to their respective operations.

     6.3 Other Actions; Notification.

          (a) The Company and HomeCom shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (i) to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and the applicable Laws to consummate and make effective the Exchange and the other transactions contemplated by this Agreement as soon as practicable, including (A) obtaining opinions of their respective accountants, if required, (B) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents, and (C) instituting court actions or other proceedings necessary to obtain the approvals required to consummate the Exchange or the other transactions contemplated by this Agreement or defending or otherwise opposing all court actions or other proceedings instituted by a Governmental Entity or other Person for purposes of preventing the consummation of the Exchange and the other transactions contemplated by this Agreement and (ii) to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Exchange or any of the other transactions contemplated by this Agreement; provided, however, that nothing in this Section 6.3(a) shall require either party to agree to any divestitures or hold separate or similar arrangements in order to obtain approval of the transactions contemplated by this Agreement if such divestitures or arrangements would reasonably be expected to have a Material Adverse Effect on the Company or HomeCom, or a Material Adverse Effect on the expected benefits of the Exchange to the Company or HomeCom. Subject to applicable Laws relating to the exchange of information, the Company and HomeCom shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to the Company or HomeCom, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Exchange and the other transactions contemplated by this Agreement. In exercising the foregoing right, each of the Company and HomeCom shall act reasonably and as promptly as practicable.

          (b) The Company and HomeCom each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with any Registration Statement or filing with the SEC made by HomeCom or the Company in connection with the Exchange and the transactions contemplated by this Agreement.

          (c) The Company and HomeCom each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notice or other communications received by the Company or HomeCom, as the case may be, or any of its Subsidiaries or, from any third party and/or any Governmental Entity with respect to the Exchange and the other transactions contemplated by this Agreement. Each of the Company and HomeCom shall give prompt notice to the other of any change that is reasonably likely to result in a Material Adverse Effect on it or of any failure of any conditions to the other party's obligations to affect the Exchange.

     6.4 Publicity. The initial press release with respect to the Exchange shall be a joint, mutually agreed press release. Thereafter, HomeCom and the Company shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Exchange and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any securities exchange) with respect thereto, except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any securities exchange.

     6.5 Indemnification of Officers and Directors. The Company agrees that all rights to indemnification existing in favor of any of the present or former officers or directors of HomeCom (the "Managers") as provided in HomeCom's Certificate of Incorporation or Bylaws as in effect as of the Closing Date, and in any agreement between HomeCom and any Manager with respect to matters occurring prior to the Closing Date, shall survive the Exchange in accordance with the terms of the applicable agreements or instruments. The Company further covenants not to amend or repeal any provisions of the Certificate of Incorporation or Bylaws of HomeCom in any manner which would adversely affect the indemnification or exculpatory provisions contained therein as they pertain to acts occurring prior to the Closing. The provisions of this Section 6.5 are intended to be for the benefit of, and shall be enforceable by, each indemnified party and his or her heirs and representatives.

     6.6 Post-Exchange Indemnification. If the Company or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to such Person, then and in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume all of the obligations set forth in Section 6.5.

     6.7 Stockholder Meeting. On or prior to December 31, 2003, HomeCom shall have held a special meeting of stockholders in respect of the transactions contemplated by that certain Preliminary Proxy Statement filed on or about November 30, 2001, as amended in April, 2002 with the Securities and Exchange Commission by HomeCom, and shall have received all necessary shareholder and regulatory approval to consummate the transactions therein contemplated, or as otherwise agreed by the Company, and such transactions shall have been consummated and closed.

     6.8 Increase in Authorized Shares and Reverse Split. On or prior to December 31, 2003, HomeCom shall have held a special meeting of stockholders, and as a result thereof, HomeCom shall have amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 150,000,000, and implement a reverse split of issued and outstanding Common Stock of not less than 1 for 10 as contemplated by the Proxy Statement referred to in Section 6.7.

     6.9 Registration Rights. The Exchange Shares, the Polymate Shares and Greenfield Shares shall have piggy-back and demand rights with respect to registration on a registration statement filed by HomeCom subsequent to the Closing, either on Form S-l or other applicable form, for the resale of the Common Stock of the HomeCom. Subsequent to the Closing, HomeCom and, respectively, the Company, Polymate and Greenfield shall enter into separate piggy-back and demand registration rights agreements for the registration, in a commercially reasonable manner and time frame, of the Exchange Shares, the Polymate Shares and Greenfield Shares. HomeCom shall pay all expenses of such registration, other than broker commissions and discounts. A registration statement covering such registration rights shall be filed by HomeCom within a commercially reasonable time following request for registration.

                                   ARTICLE VII

                                   Conditions

     7.1 Conditions to Each Party's Obligation to Effect the Exchange. The respective obligation of each party to effect the Exchange is subject to the satisfaction or waiver, if applicable, at or prior to the Closing Date, of each of the following conditions:

          (a) Exhibits and Schedules. The Exhibits and Schedules shall have been delivered and accepted by the Company and HomeCom (such acceptance to be in each party's sole and absolute discretion);

          (b) Each of the Company and HomeCom shall have completed its respective continuing business, legal and accounting due diligence review, shall be satisfied with the results of such review in each's sole and absolute discretion, and shall have notified the other that it has completed such review; and

          (c) Laws and Orders. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Exchange or the other transactions contemplated by this Agreement and the License Agreement (collectively, an "Order"), and no Governmental Entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order.

     7.2 Condition to Obligations of the Company. The obligations of the Company to effect the Exchange are also subject to the satisfaction or waiver by the Company at or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties of HomeCom set forth in this Agreement (i) to the extent qualified by Material Adverse Effect shall be true and correct and (ii) to the extent not qualified by Material Adverse Effect shall be true and correct (except that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not reasonably be expected to have a Material Adverse Effect on HomeCom and would not reasonably be expected to have a material adverse effect on the expected benefits of the Exchange to the Company), in the case of each of (i) and (ii), as of the Agreement Date and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date;

          (b) Performance of Obligations of Homecom. Homecom shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, including the filing of a Certificate of Designation, in the form annexed hereto as Exhibit B with the Secretary of State of Delaware and issuance of the Exchange Shares to the Company and the filing of a Certificate of Designation, in the form annexed hereto as Exhibit C with the Secretary of State of Delaware and issuance of the Additional Preferred Shares to the Company;

          (c) Consents Under Agreements. HomeCom shall have obtained the executed B-E Consents and the consent or approval of each Person whose consent or approval shall be required in order to consummate the transactions contemplated by this Agreement under any Contract to which HomeCom is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on HomeCom or a material adverse effect on the expected benefits of the Exchange to Company (it being understood that the failure to meet the conditions set forth in Sections 7.2 (d), (e), (f) and (g) below would constitute a Material Adverse Effect on HomeCom);

          (d) HomeCom shall deliver to the Company evidence satisfactory to the Company that HomeCom's accounts payable have been reduced from $1.9 million to no more than $600,000 by the waiver or satisfaction of the Accrued Dividend Liability;

          (e) HomeCom shall deliver to Eurotech such executed corporate governance documents of HomeCom (including written consents to action and director resignations) as may be reasonably requested by Eurotech in order to effect the changes to the board of directors and officers of HomeCom set forth in Schedule 7.2(e), it being acknowledged and agreed that the parties intend to effect such changes at or following the Closing, as the case may be pursuant to such schedule;

          (f) HomeCom shall deliver to the Company evidence satisfactory to the Company that HomeCom has settled that certain dispute between HomeCom and the landlord of HomeCom's leased real property located at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, GA, and the terms of such settlement shall be satisfactory to the Company;

          (g) HomeCom shall deliver to the Company evidence satisfactory to the Company that the holders of Series B-E Preferred Stock have waived the mandatory redemption and conversion provisions of the instruments of such securities and extended the date of such mandatory redemption and conversion to March 31, 2004, in each case pursuant to the B-E Consents; and

          (f) HomeCom shall have filed with the Securities and Exchange Commission and shall provide the Company with a certified copy of, its Annual Report on Form 10-KSB for its fiscal year 2002.

     7.3 Conditions to Obligation of HomeCom. The obligation of HomeCom to effect the Exchange is also subject to the satisfaction or waiver by HomeCom at or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company, Polymate and Greenfield set forth in this Agreement and the License Agreement (i) to the extent qualified by Material Adverse Effect shall be true and correct, and (ii) to the extent not qualified by Material Adverse Effect shall be true and correct (except that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not reasonably be expected to have a Material Adverse Effect on the Company and would not reasonably be expected to have a material adverse effect on the expected benefits of the Exchange to HomeCom), in the case of each of (i) and (ii), as of the Agreement Date and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date;

          (b) Performance of Obligations of Polymate. Polymate shall have executed, or shall cause to be executed, such further undertakings as may be satisfactory to Eurotech in respect of the Licensed Property; and

          (c) Consents Under Agreements. The Company shall have obtained the consent or approval of each Person whose consent or approval shall be required in order to consummate the transactions contemplated by this Agreement under any Contract to which the Company is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on the Company, or a material adverse effect on the expected benefits of the Exchange to HomeCom.

                                  ARTICLE VIII

                                   Termination

     8.1 Termination by Mutual Consent. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing Date by mutual written consent of HomeCom and the Company, through action of their respective Boards of Directors.

     8.2 Termination by Either Company or HomeCom. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing Date by action of the Board of Directors of either Company or HomeCom if (i) the Exchange shall not have been consummated by April 15, 2003 (the "Termination Date"), or (ii) any order permanently restraining, enjoining or otherwise prohibiting consummation of the Exchange shall become final and non-appealable; provided, that the right to terminate this Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have approximately contributed to the failure of the Exchange to be consummated.

     8.3 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Exchange in accordance with the provisions of this Article, this Agreement shall become void and of no effect with no liability on the part of any party to this Agreement or of any of its directors, officers, employees, agents, legal or financial advisors or other representatives; provided, however, no such termination shall relieve any party to this Agreement from any liability for damages resulting from any breach of this Agreement.

                                   ARTICLE IX.

                          Indemnification and Survival

     9.1 Survival; Right to Indemnification Not Affected by Knowledge. All representations, warranties, covenants and obligations in this Agreement, and any certificate or document delivered pursuant to this Agreement, shall survive the closing until the second anniversary of the Closing Date. The right to indemnification and payment of damages for third party claims based on such representations, warranties, covenants and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages for third party claims based on such representations, warranties, covenants and obligations.

     9.2 Indemnification and Payment of Damages by HomeCom. HomeCom will indemnify and hold harmless the Company and will pay to the Company the amount of any damages arising, directly or indirectly, from or in connection with third party claims with respect to (a) any material breach of any representation or warranty made by HomeCom in this Agreement or any other certificate or document delivered by HomeCom pursuant to this Agreement, or (b) any material breach by HomeCom of any agreement, covenant or obligation of HomeCom in this Agreement. Any indemnity pursuant to this Section 9.2 shall only be available to the extent that such damages pursuant to (a) or (b) above exceed $25,000 in aggregate.

     9.3 Indemnification and Payment of Damages by the Company. The Company will indemnify and hold harmless HomeCom, and will pay to HomeCom the amount of any damages arising, directly or indirectly, from or in connection with third party claims with respect to (a) any material breach of any representation or warranty made by the Company in this Agreement or in any certificate delivered by the Company pursuant to this Agreement or (b) any material breach by the Company of any agreement, covenant or obligation of the Company in this Agreement. Any indemnity pursuant to this Section 9.3 shall only be available to the extent that such damages pursuant to (a) or (b) above exceed $25,000 in aggregate.

     9.4 Procedure for Indemnification - Third Party Claims.

          (a) Promptly after receipt by an indemnified party under Section 9.2 or 9.3 of notice of the commencement of any proceeding against it (a "Proceeding"), such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

          (b) If any Proceeding referred to in Section 9.4(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this ARTICLE IX for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of a Law or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten business days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

          (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

          (d) Notwithstanding Section 11.4 hereof, each of the Company and HomeCom hereby consents to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any indemnified party for purposes of any claim that an indemnified party may have under this Agreement with respect to such Proceeding or the matters alleged therein.

                                   ARTICLE X.

                             [Intentionally Omitted]

                                   ARTICLE XI.

                            Miscellaneous and General

     11.1 Modification or Amendment. Subject to the provisions of the applicable law, the parties to this Agreement may modify or amend this Agreement by written agreement executed and delivered by a duly authorized officer of the respective parties.

     11.2 Waiver.

          (a) Any provision of this Agreement may be waived prior to the Closing Date if, and only if, such waiver is in writing and executed and delivered by a duly authorized officer of the respective parties.

          (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

     11.3 Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     11.4 Governing Law and Venue; Waiver of Jury Trial.

          (a) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with New York law without regard to the conflict of law principles thereof, except that matters relating to the corporate governance of HomeCom shall be governed by Delaware law. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Borough of Manhattan (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such New York Courts), waive any objection to the laying of venue of any such litigation in the New York Courts and agree not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

          (b) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each party makes this waiver voluntarily, and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.4.

     11.5 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) three business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile, provided that written or other confirmation of receipt is obtained by the sending party, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

     If to the Company:

     Eurotech, Ltd.
     10306 Eaton Place, Suite 220
     Fairfax, VA 22030
     Attention: Don Hahnfeldt, President
     Fax: 703-352-5994

     with a copy (which shall not constitute notice) to:

     Ellenoff Grossman Schole & Cyruli, LLP
     370 Lexington Avenue
     New York, NY 10017
     Attention: Barry I. Grossman
     Fax: 212-370-7889

     If to Polymate:

     Polymate Ltd.
     B'nai Brith 16, Haifa, Israel
     Attn: Oleg Figovsky
     Fax: 972-4-826-2631
     If to HomeCom:

     3495 Piedmont Road
     Building 12, Suite 110
     Atlanta, Georgia 30305
     Fax: (404) 237-3060
     with a copy to:

     Krieger & Prager, LLP
     39 Broadway
     New York, New York 10006
     Fax:  (212) 363-2999

     If to Greenfield:

     Greenfield Capital Partners LLC
     1300 West Belmont
     Chicago, Illinois 60657
     ATT: C. Kahn
     Fax: (773) 880-1481

     11.6 Entire Agreement. This Agreement (including any schedules or exhibits to this Agreement, whether deliver as of the date hereof or at the Closing) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter of this Agreement. Each party to this Agreement agrees that, except for the representations and warranties contained in this Agreement, neither the Company nor HomeCom makes any other representations or warranties, and each hereby disclaims any other representations or warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

     11.7 No Third Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

     11.8 Obligations of the Parent. Whenever this Agreement requires a Subsidiary of either the Company or HomeCom to take any action, such requirement shall be deemed to include an undertaking on the part of the Company, or HomeCom, respectively, to cause such Subsidiary to take such action. For purposes of this Agreement, the term "Subsidiary" shall mean, when used with reference to any party hereto, any corporation or other entity of which such party or any other subsidiary of such party directly or indirectly (i) is a general or managing partner or managing member, (ii) owns (A) a majority of the outstanding voting securities or interests of which, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity or
(B) securities in such corporation or entity which grant such party or its subsidiary the right to perform or approve management functions of such corporation or entity or (iii) owns more than fifty percent (50%) of the value of the outstanding equity securities or interests (including membership interests) of which are owned directly or indirectly by such party.

     11.9 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     11.10 Interpretation. The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a schedule, such reference shall be to a schedule to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     11.11 Assignment. This Agreement shall not be assignable by operation of law or otherwise. Any assignment in contravention of the preceding sentence shall be null and void.

     11.12 Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and delivery all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement, including the schedules and exhibits thereto, and the consummation of the transactions contemplated hereby.

     11.13 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise required by law or agreed to in writing by the applicable party, the parties agree that all parties hereto shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose other than proper performance hereunder any information furnished to it by the other parties pursuant to this Agreement (including the schedules and exhibits hereto).

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                           HOMECOM COMMUNICATIONS, INC.


                                           By: /s/ Michael Sheppard
                                           ------------------------
                                           Name: Michael Sheppard
                                           Title:   Vice President


                                           EUROTECH, LTD.


                                           By: /s/ Don V. Hahnfeldt
                                           ------------------------
                                           Name: Don V. Hahnfeldt
                                           Title: President and CEO

                                           Solely with respect to ARTICLE V and
                                           ARTICLE XI hereof:

                                           POLYMATE, LTD.


                                           By: /s/ Alex Trossman
                                           ---------------------
                                           Name: Alex Trossman
                                           Title:   General Manager


                                           GREENFIELD CAPITAL PARTNERS LLC


                                           By: /s/ Michael Byl
                                           -------------------
                                           Name: Michael Byl
                                           Title: Managing Director

SCHEDULES

Schedule 3.3(b) - Prior Contracts
Schedule 3.5 - Litigation and Liabilities
Schedule 3.6 - Violations
Schedule 4.2 - HomeCom Authorized Capital
Schedule 4.5 - 10% Holders
Schedule 4.8 - HomeCom Insurance
Schedule 4.11 - HomeCom Contracts
Schedule 7.2(e) - Corporate Governance Matters

EXHIBITS

EXHIBIT A    Licensed Property
EXHIBIT B    Certificate of Designation of HomeCom Series
             F Convertible Preferred Stock
EXHIBIT C    Certificate of Designations of HomeCome Series
             G Convertible Preferred Stock

                                    EXHIBIT A

                                Licensed Property

1.   EKOR(TM)

     EKOR(TM) is a family of non-toxic advanced composite polymer materials that provides for effective and unique means of containment of nuclear and hazardous materials and prevents radioactive contaminants from spreading. EKOR(TM) is available as a coating or sealing agent with varying viscosity and as flexible or rigid foam.

2.   EMR/AC

     Electromagnetic Radiography(TM) ("EMR") and Acoustic Core(TM) ("AC") provide integrated remote sensing capabilities that produce 3D images of subsurface contaminants with a high degree of discrimination and precision. They offer large area coverage at high resolution and are significantly more cost effective than monitoring methods currently used for environmental assessments.

3.   Hybrid Nonisocyanate Polyurethane ("HNIPU")

     HNIPU is a technology intended to improve upon conventional monolithic polyurethanes, which have good mechanical properties, but are porous, with poor hydrolytic stability and moderate permeability. HNIPU is modified polyurethane with lower permeability, increased chemical resistance properties and material synthesis that has superior environmental characteristics to conventional polyurethanes. HNIPUs form into a material with practically no pores and therefore, do not absorb moisture on the surface or in fillers during formation.



                                      # # #

                                 Schedule 7.2(e)

                          Corporate Governance Matters

     The parties agree that the following has occurred and/or that they shall draft and execute all corporate governance documents in order to affect the following:

1.   Current Business/Eurotech Business/Financing

     Upon shareholder approval, HomeCom to complete sale of current business to Tulix Systems, Inc.("Tulix"). Until closing of such sale, all ongoing working capital needs related to operations to be acquired by Tulix will be funded by revenues from those operations or other financings.

     The board of directors of Homecom shall approve that the operations and activities of Homecom related license from Eurotech (the "Eurotech Business") will be segregated in an unincorporated division of HomeCom and will be funded at the closing of the License and Exchange Agreement by existing preferred shareholder of HomeCom in an amount equal to $150,000, subject to acceptable security for financing (such financing, the "Licensed Technology Financing"). The documentation for the Licensed Technology Financing shall provide that such funds shall be used solely and exclusively for the Eurotech Business. Additional documentation to be delivered at closing (i.e., Board approval by HomeCom) will provide that such funds shall be under the sole exclusive control of Don Hahnfeldt, Randy Graves and Michael Sheppard (as employees of HomeCom) and shall be segregated in a separate operating bank account under the control of such individuals only.

2.   Resignation of Homecom Directors and Officers

     In anticipation of the closing of the License and Exchange Agreement, two Eurotech designated directors, Don Hahnfeldt and Randy Graves, were elected to the board of directors of Homecom as of March 21, 2003 by current the directors. The board of directors of HomeCom shall grant Mr. Hahnfeldt, Mr. Graves and Mr. Sheppard sole and exclusive authority to manage the Eurotech Business through the unincorporated division discussed above. At the closing of the License and Exchange Agreement, Mr. Hahnfeldt, Mr. Graves and Mr. Sheppard will be hired by Homecom as employees of Homecom in order to effect the foregoing, the board of Homecom to approve such hiring.

     In anticipation of the closing of the License and Exchange Agreement, two current directors of Homecom, Mr. Danovitch and Mr. Shatsoff, have resigned as directors and an appropriate Form 8-K will be filed covering these and all other applicable transactions. This will leave the board of directors of Homecom with 6 members (including Mr. Hahnfeldt and Mr. Graves).

3.   Homecom Proxy

Following the closing of the License and Exchange Agreement, the parties will work together in good faith to update and cause the filing with the Securities and Exchange Commission, and the delivery to Homecom stockholders of, a Homecom Proxy Statement (the "Proxy Statement"). The Proxy Statement will provide that if the Tulix sale is approved by Homecom stockholders and the transaction closes, the remaining existing directors of Homecom, except for Mr. Sheppard, will not stand for re-election at the Special Meeting of Homecom Stockholder called for by the Proxy Statement and a full slate of Eurotech designated directors, to be listed in Proxy Statement, will take office at the closing of the Tulix Sale and existing officers of Homecom will resign and new officers appointed. The Proxy Statement will also cover the increase in the authorized common stock of Homecom, a stock split, the election of the new Eurotech directors and such other matters as the parties may agree on.

                                                                     EXHIBIT 3.8


                      Form of Certificate of Designation of
                  HomeCom Series F Convertible Preferred Stock

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                  AND RIGHTS OF
                      SERIES F CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

     HomeCom Communications, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 13,500 shares of Series F Convertible Preferred Stock of the Company, as follows:

     RESOLVED, that the Company is authorized to issue 13,500 shares of Series F Convertible Preferred Stock (the "Series F Preferred Shares"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

     (1) DIVIDENDS. The Series F Preferred Shares shall not bear any dividends except as provided herein.

     (2) HOLDER'S CONVERSION OF SERIES F PREFERRED SHARES. A holder of Series F Preferred Shares shall have the right, at such holder's option, to convert the Series F Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), on the following terms and conditions:

          (a) CONVERSION RIGHT. At any time or times on or after the earlier of
(i) December 31, 2003 or (ii) the first date on which the Company's Certificate of Incorporation is validly amended such that the number of authorized shares of Common Stock (the "Authorized Common") equals or exceeds the sum (the "Common Equivalents") of (i) the number of issued and outstanding shares of Common Stock plus (ii) the aggregate of the number of shares of Common Stock into which all other issued and outstanding shares of any class of Company stock are at any time convertible (the period of time beginning on the later of the dates referred to in (i) and (ii) above and continuing for so long as the Authorized Common equals or exceeds the Common Equivalents shall be referred to herein as the "Conversion Period"), any holder of Series F Preferred Shares shall be entitled to convert each Series F Preferred Share, in whole or in part, into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(e) below) of Common Stock at a rate, subject to adjustment as provided herein, of 10,000 Shares of Common Stock for each Series F Preferred Share (the "Conversion Rate") as and when the creation of such Common Stock is duly authorized by all necessary corporate action, at the Conversion Rate;

          (b) ADJUSTMENT TO CONVERSION RATE - DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Rate will be subject to adjustment from time to time as provided in this Section 2(b).

          (i) ADJUSTMENT OF FIXED CONVERSION RATE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

          (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series F Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series F Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series F Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series F Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this
               Section 2(b) will thereafter be applicable to the Series F Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series F Preferred Shares then outstanding), the obligation to deliver to each holder of Series F Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (iii) SPIN OFF. If, at any time prior to a Conversion Date, the Company consummates a spin off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive just compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the holder's Series F Preferred Shares outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the outstanding Series F Preferred Shares, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (a) the numerator is the principal amount of the outstanding Series F Preferred Shares then being converted, and (b) the denominator is the principal amount of all the outstanding Series F Preferred Shares.

          (iv) NOTICES.

     (A) Immediately upon any adjustment of the Conversion Rate, the Company will give written notice thereof to each holder of Series F Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (B) The Company will give written notice to each holder of Series F Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock,
               (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (C) The Company will also give written notice to each holder of Series F Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

          (c) MECHANICS OF CONVERSION. Subject to the Company's ability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

          (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series F Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company or its designated transfer agent (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series F Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

          (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

          (iii) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series F Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

          (d) NASDAQ LISTING. So long as the Common Stock is listed for trading on NASDAQ or an exchange or quotation system with a rule substantially similar to NASDAQ Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series F Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series F Preferred Shares for purposes of such rule) equals 19.99% o the "Outstanding Common Amount" (as hereinafter defined), the Series F Preferred Shares shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series F Preferred Shares by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series F Preferred Shares that were issued upon conversion of Series F Preferred Shares (the "Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from NASDAQ in accordance with NASDAQ Rule 4460(i). If the Corporation's Common Stock is not then listed on NASDAQ or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series F Preferred Shares pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series F Preferred Shares, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of NASDAQ, or by reason of the inapplicability of the rules of NASDAQ or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series F Preferred Shares may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series F Preferred Shares represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series F Preferred Shares plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series F Preferred Shares and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

          (e) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series F Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (f) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series F Preferred Shares.

     (3) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series F Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series F Preferred Shares a Preferred Stock Certificate representing the remaining Series F Preferred Shares which have not been so converted or redeemed.

     (4) RESERVATION OF SHARES. During the Conversion Period, the Company shall, so long as any of the Series F Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series F Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series F Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series F Preferred Shares are at any time convertible.

     (5) VOTING RIGHTS. On all matters submitted to a vote of shareholders, the holders of the Series F Preferred Shares shall be entitled to vote on a matter with holders of Common Stock, voting together as one class, with each share of Series F Preferred Shares entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible, using the record date for the taking of such vote of shareholders. The Series F Shares shall have no voting rights except as provided in the preceding sentence or in the General Corporation Law of the State of Delaware.

     (6) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series F Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series F Preferred Shares (other than the Series G Preferred Shares which shall be equal in rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series F Preferred Share equal to $1,000 (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series F Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series F Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of

Series F Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series F Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series F Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

     (7) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series F Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the Series F Preferred Shares shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series F Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock (other than the Series G Preferred Shares which shall be equal in rank) that is of senior or equal rank to the Series F Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series F Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series F Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series F Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

     (8) RESTRICTION ON DIVIDENDS. If any Series F Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series F Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has not been given to holders of the Series F Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this
Section 8 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series F Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's

Series F Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series F Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

     (9) VOTE TO CHANGE THE TERMS OF SERIES F PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than 66-2/3% of the then outstanding Series F Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series F Preferred Shares.

     (10) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series F Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series F Preferred Shares into Common Stock.

     (11) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series F Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series F Preferred Share on the holder of such Series F Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "Withholding Tax") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series F Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series F Preferred Share on the holder of such Series F Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series F Preferred Share on the holder of such Series F Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by ___________________, its ____________________, as of the ______
day of _____________, 2003.

                                       HOMECOM COMMUNICATIONS, INC.



                                       By:____________________________________

                                    EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series F Convertible Preferred Stock, $.01 par value per share (the "Series F PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series F Preferred Shares specified below as of the date specified below.

The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series F Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                               Date of Conversion:

                                ---------------------------------------------

                                Number of Series F
                                Preferred Shares to be converted
                                ---------------------------------------------

                                Stock certificate no(s). of Series F
                                Preferred Shares to be converted:
                                ---------------------------------------------

Please confirm the following information:


                                Number of shares of Common Stock to be issued:

                                ---------------------------------------------
please issue the Common Stock into which the Series F Preferred Shares are being converted in the following name and to the following address:

                                Issue to:(1)

                                ---------------------------------------------

                                ---------------------------------------------

                                Facsimile Number:

                                ---------------------------------------------

                                Authorization:

                                ---------------------------------------------

                                By:

                                   ------------------------------------------
                                Title:

                                      ---------------------------------------
                                Dated:

                                ---------------------------------------------


ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: ________________________________
Name: ______________________________
Title: _____________________________


Date: ___________________


--------

     (1) If other than to the record holder of the Series F Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                                                     EXHIBIT 3.9


                      FORM OF CERTIFICATE OF DESIGNATION OF
                  HOMECOM SERIES G CONVERTIBLE PREFERRED STOCK

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                                  AND RIGHTS OF
                      SERIES G CONVERTIBLE PREFERRED STOCK
                                       OF
                          HOMECOM COMMUNICATIONS, INC.

         HomeCom Communications, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions
(i) authorizing a series of the Company's authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 1,069 shares of Series G Convertible Preferred Stock of the Company, as follows:

         RESOLVED, that the Company is authorized to issue 1,069 shares of Series G Convertible Preferred Stock (the "Series G Preferred Shares"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

         (1) DIVIDENDS. The Series G Preferred Shares shall not bear any dividends except as provided herein.

         (2) HOLDER'S CONVERSION OF SERIES G PREFERRED SHARES. A holder of Series G Preferred Shares shall have the right, at such holder's option, to convert the Series G Preferred Shares into shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), on the following terms and conditions:

                  (a) CONVERSION RIGHT. Subject to the provisions of Section 3(a) below, at any time or times upon the earlier to occur of (i) a date on or after 120 days after the Issuance Date (as defined herein) or (ii) the date that the U.S. Securities & Exchange Commission declares the Company's Registration Statement with respect to the Series G Preferred Shares (the "Effective Date"), any holder of Series G Preferred Shares shall be entitled to convert any Series G Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(h) below) of Common Stock, at the Conversion Rate (as defined below); PROVIDED, HOWEVER, that in no event other than upon a Mandatory Conversion pursuant to Section 2(f) hereof, shall any holder be entitled to convert Series G Preferred Shares in excess of that number of Series G Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series G Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon conversion of the remaining, nonconverted Series G Preferred Shares beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

         (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series G Preferred Shares pursuant to Section (2)(a) shall be determined according to the following formula (the "Conversion Rate");

                                LIQUIDATION VALUE
                     --------------------------------------
                                CONVERSION PRICE

For purposes of this Certificate of Designations, the following terms shall have the following meanings:

                  (i) "CONVERSION PRICE" means, as of any Conversion Date (as defined below), the, the amount obtained by multiplying the Conversion Percentage by the Average Market Price for the Common Stock for the five (5) Trading Days immediately preceding such date;

                  (ii)     "CONVERSION PERCENTAGE" means 82.5%;

                  (iii) "AVERAGE MARKET PRICE" means, with respect to any security for any period, that price which shall be computed as the arithmetic average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

                  (iv) "CLOSING BID PRICE" means, for any security as of any date, the last closing bid price on the Nasdaq SmallCap Market(TM) (the "Nasdaq-SM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Nasdaq-SM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg (the "Trading Market"), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by

                           Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split or other similar transaction during such period);

                  (v) "TRADING DAY" means any day on which the Company's Common Stock is traded on the Principal Trading Market.

                  (c) ADJUSTMENT TO CONVERSION PRICE - DILUTION AND OTHER EVENTS. In order to retain the rights granted under this Certificate of Designations, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(c).

                  (i) ADJUSTMENT OF FIXED CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price in effect immediately prior to such combination will be proportionately increased.

         (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as in "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each of the holders of the Series G Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series G Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series G Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series G Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(b) will thereafter be applicable to the Series G Preferred Shares. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series G

Preferred Shares then outstanding), the obligation to deliver to each holder of Series G Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. For purposes of this Agreement, "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (iii) SPIN OFF. If, at any time prior to a Conversion Date, the Company consummates a spin off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive just compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the holder's Series G Preferred Shares outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the outstanding Series G Preferred Shares, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (a) the numerator is the principal amount of the outstanding Series G Preferred Shares then being converted, and (b) the denominator is the principal amount of all the outstanding Series G Preferred Shares.

                  (iv)     NOTICES.

                           (A) Immediately upon any adjustment of the Conversion Rate, the Company will give written notice thereof to each holder of Series G Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                           (B) The Company will give written notice to each holder of Series G Preferred Shares at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                           (C) The Company will also give written notice to each holder of Series G Preferred Shares at least twenty (20) days prior to the date on which any Organic Change (as defined below), dissolution or liquidation will take place.

                  (d) MECHANICS OF CONVERSION. Subject to the Company's ability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

                  1. HOLDER'S DELIVERY REQUIREMENTS. To convert Series G Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Standard Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company or its designated transfer agent (the "Transfer Agent"), and
                           (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series G Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

                  2. COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within five
                           (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account at The Depository Trust Company.

                  3. RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series G Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                  (e) NASDAQ LISTING. So long as the Common Stock is listed for trading on NASDAQ or an exchange or quotation system with a rule substantially similar to NASDAQ Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series G Preferred Shares (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series G Preferred Shares for purposes of such rule) equals 19.99% o the "Outstanding Common Amount" (as hereinafter defined), the Series G Preferred Shares shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms hereof, unless the

Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series G Preferred Shares by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series G Preferred Shares that were issued upon conversion of Series G Preferred Shares (the "Stockholder Approval"), or (ii) shall have otherwise obtained permission to allow such issuances from NASDAQ in accordance with NASDAQ Rule 4460(i). If the Corporation's Common Stock is not then listed on NASDAQ or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) then the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means (i) the number of shares of the Common Stock outstanding on the date of issuance of the Series G Preferred Shares pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series G Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof. In the event that Corporation obtains Stockholder Approval or the approval of NASDAQ, or by reason of the inapplicability of the rules of NASDAQ or otherwise, the Corporation concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is obtained and there are insufficient reserved or authorized shares, or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the holders of Series G Preferred Shares may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock actually issued upon conversion of the outstanding Series G Preferred Shares represents at least twenty percent (20%) of the Maximum Share Amount and (b) the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of Series G Preferred Shares plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series G Preferred Shares and based on the Conversion Price then in effect), represents at least one hundred percent (100%) of the Maximum Share Amount, the Corporation will use its best reasonable efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

                  (f) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series G Preferred Shares by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. lf, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

                  (g) TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series G Preferred Shares.

         (3) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series G Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series G Preferred Shares a Preferred Stock Certificate representing the remaining Series G Preferred Shares which have not been so converted or redeemed.

         (4) RESERVATION OF SHARES. During the Conversion Period, the Company shall, so long as any of the Series G Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series G Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to affect the conversion of all of the Series G Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Series G Preferred Shares are at any time convertible.

         (5) VOTING RIGHTS. Holders of Series G Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of Delaware.

         (6) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of the Series G Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series G Preferred Shares (other than the Series F Preferred Shares which shall be equal in rank) in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series G Preferred Share equal to $1,000 (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series G Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series G Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Series G Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series G Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class in any manner permitted by law, shall not for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series G Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

         (7) PREFERRED RATE. All shares of Common Stock shall be of junior rank to all Series G Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up of the Company. The rights of the Series G Preferred Shares shall be subject to the Preferences and relative rights of the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, and Series F Convertible Preferred Stock. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock (other than the Series F Preferred Shares which shall be equal in rank) that is of senior or equal rank to the Series G Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than a majority of the then outstanding Series G Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the Series G Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series G Preferred Shares shall maintain their relative powers, designations, and preferences provided for herein and no merger shall result inconsistent therewith.

         (8) RESTRICTION ON DIVIDENDS. If any Series G Preferred Shares are outstanding, without the prior express written consent of the holders of not less than a majority of the then outstanding Series G Preferred Shares, the Company shall not directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock so long as written notice thereof has not been given to holders of the Series G Preferred Shares at least 30 days prior to the earlier of (a) the record date taken for or (b) the payment of any such dividend or other distribution. Notwithstanding the foregoing, this
Section 8 shall not prohibit the Company from declaring and paying a dividend in cash with respect to the Common Stock so long as the Company: (i) pays simultaneously to each holder of Series G Preferred Shares an amount in cash equal to the amount such holder would have received had all of such holder's Series G Preferred Shares been converted to Common Stock pursuant to Section 2 hereof one business day prior to the record date for any such dividend, and (ii) after giving effect to the payment of any dividend and any other payments required in connection therewith including to the holders of the Series G Preferred Shares, the Company has in cash or cash equivalents an amount equal to the aggregate of: (A) all of its liabilities reflected on its most recently available balance sheet, (B) the amount of any indebtedness incurred by the Company or any of its subsidiaries since its most recent balance sheet and (C) 120% of the amount payable to all holders of any shares of any class of preferred stock of the Company assuming a liquidation of the Company as the date of its most recently available balance sheet.

         (9) VOTE TO CHANGE THE TERMS OF SERIES G PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting of the holders of not less than 66-2/3% of the then outstanding Series G Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series G Preferred Shares.

         (10) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series G Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series G Preferred Shares into Common Stock.

         (11) WITHHOLDING TAX OBLIGATIONS. Notwithstanding anything herein to the contrary, to the extent that the Company receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is required by applicable federal laws or regulations and delivers a copy of such written advice to the holders of the Series G Preferred Shares so effected, the Company may reasonably condition the making of any distribution (as such term is defined under applicable federal tax law and regulations) in respect of any Series G Preferred Share on the holder of such Series G Preferred Shares depositing with the Company an amount of cash sufficient to enable the Company to satisfy its withholding tax obligations (the "Withholding Tax") with respect to such distribution. Notwithstanding the foregoing or anything to the contrary, if any holder of the Series G Preferred Shares so effected receives advice in writing from its counsel that there is a reasonable basis to believe that the Company is not so required by applicable federal laws or regulations and delivers a copy of such written advice to the Company, the Company shall not be permitted to condition the making of any such distribution in respect of any Series G Preferred Share on the holder of such Series G Preferred Shares depositing with the Company any Withholding Tax with respect to such distribution, PROVIDED, HOWEVER, the Company may reasonably condition the making of any such distribution in respect of any Series G Preferred Share on the holder of such Series G Preferred Shares executing and delivering to the Company, at the election of the holder, either: (i) if applicable, a properly completed Internal Revenue Service Form 4224, or (a) an indemnification agreement in reasonably acceptable form, with respect to any federal tax liability, penalties and interest that may be imposed upon the Company by the Internal Revenue Service as a result of the Company's failure to withhold in connection with such distribution to such holder.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by ___________________, its ____________________, as of the ______ day
of _____________, 2003.

                                               HOMECOM COMMUNICATIONS, INC.

                                               By:
                                                   -----------------------------

                                    EXHIBIT I

                          HOMECOM COMMUNICATIONS, INC.
                                CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of HomeCom Communications, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series G Convertible Preferred Stock, $.01 par value per share (the "SERIES G PREFERRED SHARES"), of HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.0001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series G Preferred Shares specified below as of the date specified below.

The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series G Preferred Shares shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the Act.

                   Date of Conversion:

                   ---------------------------------------------

                   Number of Series G
                   Preferred Shares to be converted
                   ---------------------------------------------

                   Stock certificate no(s). of Series G
                   Preferred Shares to be converted:
                   ---------------------------------------------

Please confirm the following information:

                   Number of shares of Common
                   Stock to be issued:

                   ---------------------------------------------
please issue the Common Stock into which the Series G Preferred Shares are being converted in the following name and to the following address:

                   Issue to:(1)

                   ---------------------------------------------

                   ---------------------------------------------

                   Facsimile Number:

                   ---------------------------------------------

                   Authorization:

                   ---------------------------------------------

                   By:

                      ------------------------------------------
                   Title:

                         ---------------------------------------
                   Dated:

                   ---------------------------------------------

ACKNOWLEDGED AND AGREED:

HOMECOM COMMUNICATIONS, INC.

By: ________________________________
Name: ______________________________
Title: _____________________________

Date: ___________________

--------

       (1) If other than to the record holder of the SERIES G Preferred Shares, any applicable transfer tax must be paid by the undersigned.

                                                                    EXHIBIT 99.1



                    Certification Pursuant to 18 U.S.C. 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report on Form 10-K of HomeCom Communications, Inc. (the "Registrant") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy R. Robinson, the Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                               /s/ Timothy R. Robinson
                                               -----------------------
                                               Name: Timothy R. Robinson
                                               Date: April 14, 2003



A signed original of this written statement required by Section 906 has been provided to HomeCom Communications, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.

PROXY
                          HOMECOM COMMUNICATIONS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas R. Burling, Corporate Controller of HomeCom Communications, Inc. (the "Company"), as Proxy, with full power of substitution and revocation, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned as of _______ ___, 2004, at the special meeting of stockholders to be held at 10:00 a.m. local time on __________, _______ ___, 2004 and at any adjournments or postponements thereof.

1) Proposal to approve the sale of substantially all of the assets of the hosting and website maintenance business of the Company to Tulix Systems, Inc., an entity that is owned by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of both the Company and Tulix. (Check applicable box.)

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

2) Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Global Matrechs, Inc, Inc." (Check applicable box.)

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

3) Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 300,000,000. (Check applicable box.)

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

4) Proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting. (Check applicable box.)

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

5) Proposal to effect a reverse split of the Company's common stock in a ratio between 1-for-5 and 1-for-15, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

6a) Proposal to amend the Certificates of Designations, Preferences and Rights of our Series B Preferred Stock to delete the mandatory conversation provisions of that series.

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

6b) Proposal to amend the Certificates of Designations, Preferences and Rights of our Series C Preferred Stock to delete the mandatory conversation provisions of that series.

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

6c) Proposal to amend the Certificates of Designations, Preferences and Rights of our Series D Preferred Stock to delete the mandatory conversation provisions of that series.

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

6d) Proposal to amend the Certificates of Designations, Preferences and Rights of our Series E Preferred Stock to delete the mandatory conversation provisions of that series.

           [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

7)   Election of Directors.

     [ ] For all nominees listed below    [ ] Withhold authority to vote for all
         (except as marked to the             nominees listed below:
         contrary below):

              Gia Bokuchava                        Don V. Hahnfeldt
              Nino Doijashvili                     Timothy R. Robinson
              Randolph A. Graves, Jr.              Michael Sheppard

     (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) immediately below.)



     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED,
                   WILL BE VOTED "FOR" THE MATTERS PRESENTED.
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                          HOMECOM COMMUNICATIONS, INC.

                                        Dated:  ______________, 2004


                                        -------------------------
                                        Print Name


                                        -------------------------
                                        Signature


                                        -------------------------
                                        Signature if held jointly


                                        NOTE: Please date this proxy and sign
                                        exactly as your name or names appear
                                        above. If stock is held jointly,
                                        signature should include both names.
                                        Executors, administrators, trustees,
                                        guardians and others signing in a
                                        representative capacity, please give
                                        your full title(s).


Do you plan to attend the Annual Meeting of Shareholders?  [ ] Yes     [ ] No